                               ING PARTNERS, INC.

                          SUPPLEMENT DATED MAY 3, 2004
                        TO PROSPECTUS DATED MAY 1, 2004

The information in this Supplement updates and amends certain information contained in the May 1, 2004 Prospectus of ING Partners, Inc. (the "Fund"). You should read this Supplement along with the Prospectus.

          ------------------------------------------------------------

EFFECTIVE IMMEDIATELY THE FOLLOWING IS ADDED TO THE PROSPECTUS.

SUB-ADVISER LEGAL PROCEEDINGS

     MFS. On March 31, 2004, MFS, which serves as sub-adviser to the ING MFS Capital Opportunities and ING MFS Global Growth Portfolios, settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with the sale of funds sponsored by MFS. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS sponsored funds, pursuant to a plan to be approved by an independent distribution consultant. The agreement with the Securities and Exchange Commission ("SEC") is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares.

     In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS retail fund prospectuses regarding market timing and related matters (the "February Settlements"). MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

     Under the terms of the February Settlements, a pool of money has been established for distribution to shareholders in certain of the MFS funds. MFS has further agreed with the NYAG to reduce its management fees for MFS funds over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH, which will be used for investor education purposes.

     In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes, which include, among others: formation of a Code of Ethics Oversight Committee; establishment of an Internal Compliance Controls Committee; establishment of a company ombudsman to whom MFS employees may convey concerns about MFS business matters that they believe involve matters of ethics or questionable practices; establishment of a full-time senior-level position reporting to MFS' Chief Compliance Officer whose responsibilities include compliance matters related to conflicts of interest; engagement of an Independent Compliance Consultant to conduct a comprehensive review of MFS supervisory, compliance, and other policies and procedures designed to prevent and detect conflicts of interest, breaches of fiduciary duty, breaches of the MFS Code of Ethics and federal securities law violations by MFS and its employees; and commencing in 2006, and at least once every other year thereafter, MFS shall undergo a compliance review by an independent third party.

     Messrs. Ballen and Parke have agreed to suspensions from association with any investment adviser or registered investment company for periods of 9 months and 6 months, respectively. Upon completion of these suspensions, for periods of 27 months (Mr. Ballen) and 30 months (Mr. Parke), Messrs. Ballen and Parke have agreed not to serve as an employee, officer or trustee of any registered investment company; not to serve as chairman, director or as an officer of any investment adviser; and to otherwise perform only limited functions for an investment adviser, which may include strategic planning and analysis, portfolio management and non-mutual fund marketing. Messrs. Ballen and Parke will pay approximately $315,000 each to the SEC, $250,000 of which is characterized as a penalty. Messrs. Ballen and Parke will not be returning to MFS after their suspensions.

     Since December 2003, MFS and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS fund, or
(ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. MFS and the other defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

     Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool to compensate certain shareholders of the retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts.

     PIMCO. On February 12, 2004, the SEC informed PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund Management") and PEA Capital LLC ("PEA"), two entities that are affiliated, through common ownership, with Pacific Investment Management Company LLC ("PIMCO"), which serves as sub-adviser to the ING PIMCO Total Return Portfolio, that it intended to recommend that the SEC bring civil and administrative actions against PIMCO Advisors Fund Management and PEA seeking a permanent injunction against violations of certain provisions of the federal securities laws, disgorgement plus prejudgment interest and civil penalties in connection with the SEC's investigation of "market timing" and related trading activities in certain series of PIMCO Funds: Multi-Manager Series ("MMS Funds") , for which PEA serves as sub-adviser. On February 17, 2004, the Attorney General of the State of New Jersey filed a complaint alleging, among other things, that PEA, PIMCO, PIMCO Advisors Distributors LLC ("PAD") and Allianz Dresdner Asset Management of America L.P. ("ADAM"), the parent company of PEA, PIMCO, PAD and PIMCO Advisors Fund Management, had failed to disclose that they improperly allowed certain hedge funds to engage in "market timing" in certain series of the PIMCO Funds: Pacific Investment Management Series ("PIMS Funds"), for which PIMCO serves as investment adviser, and in certain series of the MMS Funds. The complaint seeks injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

     If the New Jersey Attorney General or the SEC were to obtain a court injunction against PIMCO Advisors Fund Management, PEA, PAD, PIMCO and/or ADAM, they and their affiliates would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the ING PIMCO Total Return Portfolio. In such a case, PIMCO Advisors Fund Management, PEA, PAD, PIMCO and ADAM would in turn seek exemptive relief from the SEC, as contemplated by the Investment Company Act of 1940, as amended, although there is no assurance that such exemptive relief would be granted. The SEC also has the power by order to prohibit PIMCO Advisors Fund Management, PEA, PAD and PIMCO from serving as investment advisers and underwriters, although to date it has not exercised such powers with respect to market timing arrangements involving other mutual fund complexes.

     Since February, 2004, PIMCO, PAD, PIMCO Advisors Fund Management, PEA and certain of their affiliates, the PIMCO Funds, PIMCO Variable Insurance Trust ("PVIT"), for which PIMCO serves as investment adviser, and the Trustees of PIMCO Funds and PVIT have been named as defendants in multiple lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the PIMCO Funds during specified periods or as derivative actions on behalf of the PIMCO Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PIMCO and PAD believe that other similar lawsuits may be filed in federal or state courts naming as defendants ADAM, PIMCO, PAD, PIMCO Advisors Fund Management, PEA, and/or their affiliates, PVIT, PIMCO Funds, and the Trustees of PIMCO Funds.

     None of the matters described above relate to the Portfolios. It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolios. However, the Adviser believes that these matters will not have a material adverse effect on the Portfolios or on the Sub-Adviser's ability to perform its investment sub-advisory services to the Portfolios.

     The foregoing speaks only as of the date of this supplement. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

MAY 1, 2004                                           PROSPECTUS - INITIAL CLASS

--------------------------------------------------------------------------------

                               ING PARTNERS, INC.

ING Partners, Inc. (the Fund) is a mutual fund authorized to issue multiple series of shares. Each series is individually called a Portfolio, and collectively the series are called the Portfolios. ING Life Insurance and Annuity Company ("ILIAC" or "the Adviser"), serves as the Investment Adviser of each Portfolio, and each Portfolio has a Sub-Adviser. The Fund's twenty-one Portfolios (and their Sub-Advisers) are:

o ING AELTUS ENHANCED INDEX PORTFOLIO - Sub-Adviser: Aeltus Investment Management, Inc.

o  ING ALGER AGGRESSIVE GROWTH PORTFOLIO - Sub-Adviser: Fred Alger Management,
   Inc.
o ING ALGER CAPITAL APPRECIATION PORTFOLIO - Sub-Adviser: Fred Alger Management, Inc.
o  ING ALGER GROWTH PORTFOLIO - Sub-Adviser: Fred Alger Management, Inc.
o ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO - Sub-Adviser: American Century Investment Management, Inc.
o  ING BARON SMALL CAP GROWTH PORTFOLIO - Sub-Adviser: BAMCO, Inc.
o ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO* - Sub-Adviser: Goldman Sachs Asset Management, L.P.
o ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO* - Sub-Adviser: Goldman Sachs Asset Management, L.P.
o ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO - Sub-Adviser: J.P. Morgan Fleming Asset Management (London) Ltd.
o  ING JPMORGAN MID CAP VALUE PORTFOLIO - J.P. Morgan Investment Management Inc.
o ING MFS CAPITAL OPPORTUNITIES PORTFOLIO - Sub-Adviser: Massachusetts Financial Services Company
o ING MFS GLOBAL GROWTH PORTFOLIO - Sub-Adviser: Massachusetts Financial Services Company
o  ING OPCAP BALANCED VALUE PORTFOLIO - Sub-Adviser: OpCap Advisors LLC
o ING PIMCO TOTAL RETURN PORTFOLIO - Sub-Adviser: Pacific Investment Management Company LLC
o ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO - Sub-Adviser: Salomon Brothers Asset Management Inc
o ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO - Sub-Adviser: Salomon Brothers Asset Management Inc
o ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO - Sub-Adviser: Salomon Brothers Asset Management Inc
o ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO - Sub-Adviser: T. Rowe Price Associates, Inc.
o  ING UBS U.S. ALLOCATION PORTFOLIO - Sub-Adviser: UBS Global Asset Management
   (US) Inc.
o ING UBS U.S. LARGE CAP EQUITY PORTFOLIO - Sub-Adviser: UBS Global Asset Management (Americas) Inc.
o  ING VAN KAMPEN COMSTOCK PORTFOLIO - Sub-Adviser: Van Kampen

Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans ("Qualified Plans") outside the separate account context, certain investment advisers and their affiliates and other management investment companies.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

*Goldman Sachs(R) is a registered service mark of Goldman, Sachs & Co., and it is used by agreement with Goldman, Sachs & Co.

                               TABLE OF CONTENTS

                                                                            Page

Fund Summaries
ING Aeltus Enhanced Index Portfolio
ING Alger Aggressive Growth Portfolio
ING Alger Capital Appreciation Portfolio
ING Alger Growth Portfolio
ING American Century Small Cap Value Portfolio
ING Baron Small Cap Growth Portfolio
ING Goldman Sachs(R) Capital Growth Portfolio
ING Goldman Sachs(R) Core Equity Portfolio
ING JPMorgan Fleming International Portfolio
ING JPMorgan Mid Cap Value Portfolio
ING MFS Capital Opportunities Portfolio
ING MFS Global Growth Portfolio
ING OpCap Balanced Value Portfolio
ING PIMCO Total Return Portfolio
ING Salomon Brothers Aggressive Growth Portfolio
ING Salomon Brothers Fundamental Value Portfolio
ING Salomon Brothers Investors Value Portfolio
ING T. Rowe Price Growth Equity Portfolio
ING UBS U.S. Allocation Portfolio
ING UBS U.S. Large Cap Equity Portfolio
ING Van Kampen Comstock Portfolio

Portfolio Fees and Expenses

Summary of Principal Risks
Additional Information About Investment Strategies
Management of the Portfolios
Portfolio Distribution
Shareholder Information
Performance
Financial Highlights

                       ING AELTUS ENHANCED INDEX PORTFOLIO
                   (FORMERLY ING DSI ENHANCED INDEX PORTFOLIO)
          SUB-ADVISER: AELTUS INVESTMENT MANAGEMENT, INC. (ING AELTUS)

INVESTMENT OBJECTIVE

Seeks to outperform the total return of the Standard & Poor's Composite Index (S&P 500 Index), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests at least 80% of its assets in stocks included in the S&P
500. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing the Portfolio, ING Aeltus attempts to achieve the Portfolio's objective by overweighting those stocks in the S&P 500 that ING Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that ING Aeltus believes will underperform the index. Stocks that ING Aeltus believes are likely to match the performance of the S&P 500 are generally invested in proportion to their representation in the index. In determining stock weightings, ING Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, ING Aeltus generally includes in the Portfolio between 400 and 450 of the stocks included in the S&P 500. Although the Portfolio will not hold all the stocks in the S&P 500, ING Aeltus expects that there will be a close correlation between the performance of the Portfolio and that of the S&P 500 in both rising and falling markets, as the Portfolio is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500.

The Portfolio may invest in U.S. dollar denominated foreign securities that are included in the S&P 500 Index and traded on recognized U.S. exchanges or in the U.S. over-the-counter market. The Portfolio may also invest in derivative instruments in order to gain exposure to the Index, sectors, or individual securities, as well as to equitize cash flows.

ING Aeltus may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                Derivatives Risk
                            ING Aeltus Strategy Risk
                               Index Tracking Risk
                             Market and Company Risk
                                   Stock Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                      2002                    -22.76%
                      2003                     27.74%

The best calendar quarter return since inception of the I Class of the Portfolio was 15.44% in the second quarter of 2003; the worst was -17.59% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                                     1 YEAR   SINCE INCEPTION

   ING Aeltus Enhanced Index Portfolio (I Class)     27.74%        -1.06%
   S&P 500 Index                                     28.68%         0.12%
   Morningstar Large Blend Fund Average              26.72%        -0.67%*

      * Since December 31, 2001.

In the table, the I Class average annual total returns for the periods shown are compared with the S&P 500 Index and the Morningstar Large Blend Fund Average. The Standard & Poor's 500 (S&P 500) Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on December 10, 2001. Prior to January 23, 2004, the Portfolio was managed by DSI International Management, Inc. and was known as the ING DSI Enhanced Index Portfolio.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                      ING ALGER AGGRESSIVE GROWTH PORTFOLIO
                SUB-ADVISER: FRED ALGER MANAGEMENT, INC. (ALGER)

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 65% of its total assets) in the equity securities of companies having a market capitalization within the range of companies in the Russell MidCap Growth Index or the S&P Mid Cap 400 Index. Alger focuses on midsize companies with promising growth potential. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                Growth Stock Risk
                             Market and Company Risk
                               Mid Cap Growth Risk
                              Over the Counter Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                      2002                    -29.90%
                      2003                     44.81%

The best calendar quarter return since inception of the I Class of the Portfolio was 20.08% in the second quarter of 2003; the worst was -18.56% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                                     1 YEAR   SINCE INCEPTION

   ING Alger Aggressive Growth Portfolio (I Class)   44.81%         1.13%
   S&P Mid Cap 400 Index                             35.64%         7.66%
   Russell MidCap Growth Index                       42.72%         1.79%
   Morningstar Mid-Cap Growth Fund Average           36.09%        -0.94%*

      * Since December 31, 2001.

In the table, the I Class average annual total returns for the periods shown are compared with the S&P Mid Cap 400 Index, the Russell MidCap Growth Index and the Morningstar Mid-Cap Growth Fund Average. The S&P Mid Cap 400 Index is a broad-based unmanaged capitalization weighted index of mid-capitalization companies. The Russell MidCap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Portfolio has selected the Russell MidCap Growth Index as an additional benchmark. The Russell MidCap Growth Index is an index of common stocks designed to track performance of medium capitalization companies with greater than average growth orientation. The Morningstar Mid-Cap Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                    ING ALGER CAPITAL APPRECIATION PORTFOLIO
                SUB-ADVISER: FRED ALGER MANAGEMENT, INC. (ALGER)

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 65% of its total assets, under normal circumstances) in the equity securities of companies of any size which demonstrate promising growth potential. The Portfolio has the ability to borrow money to buy additional securities, thereby giving it the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                Growth Stock Risk
                                 Leveraging Risk
                             Market and Company Risk
                              Over the Counter Risk
                    Small and Mid-Capitalization Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The Portfolio commenced operations on May 1, 2003. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided; however, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                           ING ALGER GROWTH PORTFOLIO
                SUB-ADVISER: FRED ALGER MANAGEMENT, INC. (ALGER)

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 65% of its total assets) in the equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $10 billion or greater. Alger focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                Growth Stock Risk
                             Market and Company Risk
                              Over the Counter Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                      2002                    -32.79%
                      2003                     34.44%

The best calendar quarter return since inception of the I Class of the Portfolio was 17.38% in the second quarter of 2003; the worst was -19.88% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                                     1 YEAR   SINCE INCEPTION

   ING Alger Growth Portfolio (I Class)              34.44%        -5.13%
   Russell 1000 Growth Index                         29.76%        -3.27%
   Morningstar Large Growth Fund Average             28.55%        -3.76%*

      * Since December 31, 2001.

In the table, the I Class average annual total returns for the periods shown are compared with the Russell 1000 Growth Index and the Morningstar Large Growth Fund Average. The Russell 1000 Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                 ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO
  SUB-ADVISER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. (AMERICAN CENTURY)

INVESTMENT OBJECTIVE

Long-term growth of capital, income is a secondary objective

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio seeks to achieve its investment objective by investing primarily (at least 80% of its net assets under normal circumstances) in U.S. equity securities of small cap companies. American Century considers small cap companies to include those with a market capitalization no larger than that of the largest company in the S&P Small Cap 600 Index or the Russell 2000 Index. In selecting securities for the Portfolio, American Century looks for stocks of companies that they believe are undervalued at the time of purchase. American Century attempts to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                  Currency Risk
                                Derivatives Risk
                              Foreign Markets Risk
                             Market and Company Risk
                        Small Capitalization Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio for the first full calendar year of operation. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                      2003                     35.84%

The best calendar quarter return since inception of the I Class of the Portfolio was 18.69% in the second quarter of 2003; the worst was -19.14% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                                     1 YEAR   SINCE INCEPTION

   ING American Century Small Cap Value Portfolio    35.84%         6.38%
     (I Class)
   S&P Small Cap 600 Index                           38.80%         4.55%
   Morningstar  Small Blend Average                  42.77%         6.28%*

      * Since May 1, 2002.

In the table, the I Class average annual total returns for the periods shown are compared with the S&P Small Cap 600 Index and the Morningstar Small Blend Average. The S&P Small Cap 600 Index is a market value-weighted index of 600 small-sized domestic stocks. The Morningstar Small Blend Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on May 1, 2002.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                      ING BARON SMALL CAP GROWTH PORTFOLIO
                        SUB-ADVISER: BAMCO, INC. (BAMCO)

INVESTMENT OBJECTIVE

Capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 80% of its total assets under normal circumstances) in the securities of smaller companies with market values under $2.5 billion as measured at the time of purchase. The Portfolio will not sell positions just because their market values have increased. The Portfolio will add to positions in a company within the limits stated even though its market capitalization has increased through appreciation beyond $2.5 billion, if, in BAMCO's judgment, the company is still an attractive investment.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                                   Credit Risk
                                Growth Stock Risk
                              Large Positions Risk
                             Market and Company Risk
                        Small Capitalization Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio for the first full calendar year of operation. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                      2003                     33.87%

The best calendar quarter return since inception of the I Class of the Portfolio was 17.66% in the second quarter of 2003; the worst was -9.37% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                                     1 YEAR   SINCE INCEPTION

   ING Baron Small Cap Growth  Portfolio (I Class)   33.87%        10.07%
   Russell 2000 Index                                47.25%         6.79%
   Morningstar Small Cap Growth Average              45.00%         4.21%*

      * Since May 1, 2002.

In the table, the I Class average annual total returns for the periods shown are compared with the Russell 2000 Index and the Morningstar Small Cap Growth Average. The Russell 2000 Index is a broad-based unmanaged capitalization weighted index of small capitalization companies. The Morningstar Small Cap Growth Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on May 1, 2002.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                  ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO
            SUB-ADVISER: GOLDMAN SACHS ASSET MANAGEMENT, L.P. (GSAM)

INVESTMENT OBJECTIVE

Long-term growth of capital

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests, under normal circumstances, at least 90% of its total assets in equity investments. The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by GSAM to have long-term capital appreciation potential. Although the Portfolio invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                   Credit Risk
                                  Currency Risk
                                Derivatives Risk
                              Emerging Growth Risk
                              Emerging Markets Risk
                              Foreign Markets Risk
                                Growth Stock Risk
                               Interest Rate Risk
                                 Liquidity Risk
                             Market and Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                      2002                    -24.65%
                      2003                     23.81%

The best calendar quarter return since inception of the I Class of the Portfolio was 13.10% in the second quarter of 2003; the worst was -16.00% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                                     1 YEAR   SINCE INCEPTION

   ING Goldman Sachs(R) Capital Growth Portfolio     23.81%        -3.69%
     (I Class)
   S&P 500 Index                                     28.68%         0.12%
   Russell 1000 Growth Index                         29.76%        -3.27%
   Morningstar Large Blend Fund Average              26.72%        -0.67%*

      * Since December 31, 2001.

In the table, the I Class average annual total returns for the periods shown are compared with the S&P 500 Index, the Russell 1000 Growth Index and the Morningstar Large Blend Fund Average. The S&P 500 Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Russell 1000 Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The Portfolio changed its benchmark to the Russell 1000 Growth Index as this index tracks the performance of stocks GSAM believes are more closely representative of stocks normally held by the Portfolio. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                   ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO
            SUB-ADVISER: GOLDMAN SACHS ASSET MANAGEMENT, L.P. (GSAM)

INVESTMENT OBJECTIVE

Long-term growth of capital and dividend income

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests, under normal circumstances, at least 90% of its total assets in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States. The Portfolio seeks to achieve its investment objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                   Credit Risk
                                  Currency Risk
                                Derivatives Risk
                              Emerging Growth Risk

                              Foreign Markets Risk
                                Growth Stock Risk
                               Interest Rate Risk
                                 Liquidity Risk
                             Market and Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The Portfolio commenced operations on May 1, 2003. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided; however, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                  ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO
         SUB-ADVISER: J.P. MORGAN FLEMING ASSET MANAGEMENT (LONDON) LTD.
                               (JPMORGAN FLEMING)

INVESTMENT OBJECTIVE

Long-term growth of capital

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 65% of its total assets) in the equity securities of foreign companies that JPMorgan Fleming believes have high growth potential. The Portfolio will normally invest in a number of issuers in several countries other than the U.S. and will invest in securities in both developed and developing markets. The Portfolio will seek to invest in those companies that JPMorgan Fleming believes are best able to capitalize on the growth and changes taking place within and between various regions of the world. Typically, these are companies with leading or rapidly-developing business franchises, strong financial positions, and high quality management, capable of defining and implementing company strategies to take advantage of local, regional or global market changes.

The Portfolio also may invest in debt securities issued by foreign and U.S. companies, including non-investment grade debt securities.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                                   Credit Risk
                                  Currency Risk
                              Emerging Markets Risk
                              Foreign Markets Risk
                              Geographic Focus Risk
                               Interest Rate Risk
                             Market and Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                      1998                     19.09%
                      1999                     58.41%
                      2000                    -19.59%
                      2001                    -26.93%
                      2002                    -18.08%
                      2003                     29.45%

The best calendar quarter return since inception of the I Class of the Portfolio was 30.92% in the fourth quarter of 1999; the worst was -19.50% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                              1 YEAR   5 YEARS   SINCE INCEPTION

ING JPMorgan Fleming International Portfolio  29.45%    -0.26%        2.95%
  (I Class)
MSCI EAFE Index                               38.59%     0.26%        1.45%
Morningstar Foreign Large Blend Average       33.32%     0.49%        2.54%*

      * Since December 1, 1997.

In the table, the I Class average annual total returns for the periods shown are compared with the MSCI EAFE Index and the Morningstar Foreign Large Blend Average. The MSCI EAFE Index is an unmanaged index that includes securities traded on 16 exchanges in Europe, Australia and the Far East. The Morningstar Foreign Large Blend Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on November 28, 1997.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                      ING JPMORGAN MID CAP VALUE PORTFOLIO
           SUB-ADVISER: J.P. MORGAN INVESTMENT MANAGEMENT INC. (JPMIM)

INVESTMENT OBJECTIVE

Growth from capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 80% of its net assets under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMIM believes to be undervalued. Market capitalization is the total market value of a company's shares. Under normal market conditions, the Portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts. The Portfolio also may use derivatives to hedge various market risks or to increase the Portfolio's income.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                             Depositary Receipt Risk
                                Derivatives Risk
                              Foreign Markets Risk
                               Interest Rate Risk
                             Market and Company Risk
                              Over the Counter Risk
                    Small and Mid-Capitalization Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

The Portfolio is not diversified, which means that it may invest a higher percentage of its assets in any one issuer than a diversified fund would. This makes the value of its shares more sensitive to the economic problems affecting a particular issuer.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio for the first full calendar year of operation. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                      2003                     30.31%

The best calendar quarter return since inception of the I Class of the Portfolio was 14.13% in the second quarter of 2003; the worst was -9.76% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                                     1 YEAR   SINCE INCEPTION

   ING JPMorgan Mid Cap Value Portfolio (I Class)    30.31%        11.97%
   Russell Mid Cap Value Index                       38.10%         9.12%
   Morningstar Mid Cap Value Average                 34.38%         5.38%*

      * Since May 1, 2002.

In the table, the I Class average annual total returns for the periods shown are compared with the Russell Mid Cap Value Index and the Morningstar Mid Cap Value Average. The Russell Mid Cap Value Index measures the performance of those companies in the Russell Mid Cap Value Index with lower than price to book ratios and lower forecasted growth values. The Morningstar Mid Cap Value Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on May 1, 2002.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                     ING MFS CAPITAL OPPORTUNITIES PORTFOLIO
           SUB-ADVISER: MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)

INVESTMENT OBJECTIVE

Capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 65% of its net assets) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Portfolio focuses on companies that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flows. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets.

MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and MFS' large group of equity research analysts.

The Portfolio may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

The Portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategy.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                   Credit Risk
                                  Currency Risk
                             Depositary Receipt Risk
                              Emerging Markets Risk
                              Foreign Markets Risk
                             Market and Company Risk
                              Over the Counter Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                      1998                     26.74%
                      1999                     48.79%
                      2000                     -5.72%
                      2001                    -24.75%
                      2002                    -30.16%
                      2003                     28.07%

The best calendar quarter return since inception of the I Class of the Portfolio was 29.27% in the fourth quarter of 1999; the worst was -27.68% in the third quarter of 2001.

PERIODS ENDED DECEMBER 31, 2003

                                              1 YEAR    5 YEAR   SINCE INCEPTION

ING MFS Capital Opportunities Portfolio       28.07%    -1.14%        3.23%
  (I Class)
S&P 500 Index                                 28.68%    -0.61%        4.02%
Morningstar Large Blend Fund Average          26.72%    -0.43%        3.21%*

      * Since December 1, 1997.

In the table, the I Class average annual total returns for the periods shown are compared with the S&P 500 Index and the Morningstar Large Blend Fund Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on November 28, 1997.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                         ING MFS GLOBAL GROWTH PORTFOLIO
           SUB-ADVISER: MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)

INVESTMENT OBJECTIVE

Capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 65% of its net assets under normal circumstances) in common stocks and related equity securities such as preferred stock, convertible securities and depositary receipts. The Portfolio seeks to achieve its investment objective by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy. The equity securities in which the Portfolio invests are derived from companies in three distinct market sectors: (1) U.S. emerging growth companies, which are domestic companies that MFS believes are either early in their life cycle but which have the potential to become major enterprises, or are major enterprises whose rates of earnings growth are expected to accelerate due to special factors; (2) foreign growth companies, which are foreign companies located in more developed securities markets that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings and cash flow; and, (3) emerging market securities, which are securities of issuers whose principal activities are located in emerging market countries.

Under normal circumstances, the Portfolio invests in at least three different countries, one of which may be the United States. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets. The Portfolio also may engage in active and frequent trading to achieve its principal investment strategies.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                              Asset Allocation Risk
                                  Currency Risk
                             Depositary Receipt Risk
                              Emerging Growth Risk
                              Emerging Markets Risk
                              Foreign Markets Risk
                              Geographic Focus Risk
                             Market and Company Risk
                              Over the Counter Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

Effective May 1, 2004, the Portfolio is a diversified series of the Fund. This means that, with respect to 75% of its total assets, the Portfolio may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer, if, as a result, more than 5% of the Portfolio's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities, cash and cash items or to investments in other investment companies.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio for the first full calendar year of operation. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                      2003                     33.73%

The best calendar quarter return since inception of the I Class of the Portfolio was 15.79% in the second quarter of 2003; the worst was -14.33% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                                     1 YEAR   SINCE INCEPTION

   ING MFS Global Growth Portfolio (I Class)         33.73%         7.21%
   MSCI All Country World Free Index                 34.63%         4.15%
   Morningstar World Stock Average                   34.33%         5.26%*

      * Since May 1, 2002.

In the table, the I Class average annual total returns for the periods shown are compared with the MSCI All Country World Free Index and the Morningstar World Stock Average. The MSCI All Country World Free Index is a broad-based unmanaged index of developed country and emerging market equities. The Morningstar World Stock Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on May 1, 2002.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                       ING OPCAP BALANCED VALUE PORTFOLIO
                     SUB-ADVISER: OPCAP ADVISORS LLC (OPCAP)

INVESTMENT OBJECTIVE

Capital growth, and secondarily, investment income

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 25% of its total assets in equity securities, including common stocks and preferred stocks, and expects to have between 50% to 75% of its total assets invested in equities. The Portfolio also invests at least 25% of its total assets in fixed-income senior securities. The Portfolio's investments in fixed income senior securities include bonds, debentures, notes, participation interests in loans, convertible securities, and U.S. Government securities. U.S. Government securities include a variety of securities issued by the U.S. Treasury or by U.S. government-related entities. While certain U.S. government-related entities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

To seek long-term growth of net asset value per share, the Portfolio normally invests half or more of its assets in common stocks that the portfolio manager believes are undervalued in the marketplace, mainly the common stocks of U.S. issuers or companies with significant U.S. operations. The Portfolio also invests in other equity securities, such as preferred stock and securities convertible into common stock. The Portfolio also buys corporate and government bonds, notes, and other debt securities for investment income and capital appreciation, which can include securities below investment grade.

OpCap searches primarily for securities of established companies believed to be undervalued in the marketplace, in relation to factors such as a company's assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases.

OpCap allocates the Portfolio's investments among equity and debt securities after assessing the relative values of these different types of investments under prevailing market conditions. Within the parameters for stock and bond investments described above under normal market conditions, the Portfolio might hold stocks, bonds, and money market instruments in different proportions at different times. OpCap might increase the relative emphasis of investments in bonds and other fixed income securities, instead of stocks when it thinks that:

o  common stocks in general appear to be overvalued,
o debt securities present better capital growth and income opportunities relative to common stocks because of declining interest rates or improved issuer credit quality, or
o it is desirable to maintain liquidity pending investment in equity securities to seek capital growth opportunities.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                   Credit Risk
                               Industry Focus Risk
                               Interest Rate Risk
                             Market and Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                      2002                    -21.06%
                      2003                     30.72%

The best calendar quarter return since inception of the I Class of the Portfolio was 15.43% in the second quarter of 2003; the worst was -15.53% in the second quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                                     1 YEAR   SINCE INCEPTION

   ING OpCap Balanced Value Portfolio (I Class)      30.72%         0.95%
   60% S&P 500 Index/40% LB Intermediate             18.93%         3.32%
     Government/Credit Bond Index
   Morningstar Moderate Allocation Average           20.06%         2.99%*

      * Since December 31, 2001.

In the table, the I Class average annual total returns for the periods shown are compared with the 60% S&P 500 Index/40% LB Intermediate Government/Credit Bond Index and the Morningstar Moderate Allocation Average. The 60% S&P 500 Index/40% LB Intermediate Government/Credit Bond Index is a combination of the S&P 500 Index and the LB Intermediate Government/Credit Bond Index. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The LB Intermediate Government/Credit Bond Index is an index made up of the Lehman Brothers Intermediate Government and Credit Bond indexes, including U.S. Government Treasury and agency securities as well as corporate and Yankee bonds. The Morningstar Moderate Allocation Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                        ING PIMCO TOTAL RETURN PORTFOLIO
         SUB-ADVISER: PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)

INVESTMENT OBJECTIVE

Maximum total return, consistent with capital preservation and prudent investment management

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets plus borrowings for investment purposes in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign exposure may be obtained through both developed and emerging markets countries. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

Investments in fixed income securities may include debt securities of the U.S. government, its agencies and instrumentalities, debt securities of U.S. corporations, mortgage-backed securities and asset-backed securities. U.S. Government securities include a variety of securities issued by U.S. Government entities that are backed by the full faith and credit of the United States (such as the Government National Mortgage Association and the Federal Housing Administration) or whose issuing agency or instrumentality has the right to borrow from the U.S. Treasury (such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation), or that are backed solely by the credit of the issuing agency or instrumentality (such as the Federal Farm Credit System and the Federal Home Loan Banks). While certain U.S. government-related entities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The total return sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                   Credit Risk
                                  Currency Risk
                                Derivatives Risk

                              Emerging Markets Risk

                              Foreign Markets Risk
                               Interest Rate Risk
                                 Leveraging Risk
                                 Liquidity Risk
                             Market and Company Risk
                                  Mortgage Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                      2003                      4.36%

The best calendar quarter return since inception of the I Class of the Portfolio was 4.23% in the third quarter of 2002; the worst was 0.18% in the third quarter of 2003.

PERIODS ENDED DECEMBER 31, 2003

                                                     1 YEAR   SINCE INCEPTION

   ING PIMCO Total Return Portfolio (I Class)         4.36%         7.55%
   Lehman Brothers Aggregate Bond Index               4.10%         7.31%
   Morningstar Intermediate-Term Bond Average         4.92%         6.70%*

      * Since May 1, 2002.

In the table, the I Class average annual total returns for the periods shown are compared with the Lehman Brothers Aggregate Bond Index and the Morningstar Intermediate-Term Bond Average. The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index including securities that are of investment-grade quality or better and have at least one year to maturity. The Morningstar Intermediate-Term Bond Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on May 1, 2002.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO
           SUB-ADVISER: SALOMON BROTHERS ASSET MANAGEMENT INC (SABAM)

INVESTMENT OBJECTIVE

Long-term growth of capital

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 80% of its net assets under normal circumstances) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. Emerging growth companies are either companies that SaBAM believes are early in their life cycle and have the potential to become major enterprises or are major enterprises whose rates of earnings growth and/or cash flow SaBAM believes will accelerate. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets.

SaBAM selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and SaBAM's large group of equity research analysts.

The Portfolio may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

The Portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategy.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                  Currency Risk
                             Depositary Receipt Risk
                              Emerging Growth Risk
                              Emerging Markets Risk
                              Foreign Markets Risk
                            Issuer Concentration Risk
                             Market and Company Risk
                              Over the Counter Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                      1998                     29.67%
                      1999                     50.88%
                      2000                    -28.78%
                      2001                    -25.21%
                      2002                    -35.31%
                      2003                     38.18%

The best calendar quarter return since inception of the I Class of the Portfolio was 34.33% in the fourth quarter of 1999; the worst was -30.81% in the third quarter of 2001.

PERIODS ENDED DECEMBER 31, 2003

                                              1 YEAR    5 YEAR   SINCE INCEPTION

Salomon Brothers Aggressive Growth Portfolio  38.18%    -6.40%       -1.34%
  (I Class)
Russell 3000 Growth Index                     30.97%    -4.69%        1.16%
S&P 500 Index                                 28.68%    -0.61%        4.02%
Morningstar Large Growth Fund Average         28.55%    -3.20%        1.89%*

      * Since December 1, 1997.

In the table, the I Class average annual total returns for the periods shown are compared to the Russell 3000 Growth Index, the S&P 500 Index and the Morningstar Large Growth Fund Average. The Russell 3000 Growth Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on November 28, 1997. Prior to December 16, 2002, the Portfolio was managed by MFS and was known as the ING MFS Emerging Equities Portfolio.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO
           SUB-ADVISER: SALOMON BROTHERS ASSET MANAGEMENT INC (SABAM)

INVESTMENT OBJECTIVE

Capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible in common stocks, of companies SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, consideration may also be given to a company's dividend record and the potential for an improved dividend return. The Portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities. The Portfolio may invest in non-dividend paying common stocks.

The Portfolio may invest in investment grade fixed-income securities and may invest up to 20% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, are of equivalent quality as determined by SaBAM. The Portfolio may invest without limit in convertible debt securities. The Portfolio emphasizes those convertible debt securities that offer the appreciation potential of common stocks. The Portfolio may also invest up to 20% of its assets in securities of foreign issuers. Additionally, the Portfolio may invest up to 10% of its assets in bank loans, including participation and assignments.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, SaBAM looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

   o  Low market valuations measured by SaBAM's valuation models.
   o  Positive changes in earnings prospects because of factors such as:
         New, improved or unique products and services
         New or rapidly expanding markets for the company's products
         New management

         Changes in the economic, financial regulatory or political environment particularly affecting the company

         Effective research, product development and marketing
         A business strategy not yet recognized by the marketplace.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                   Credit Risk
                                  Currency Risk
                                Derivatives Risk
                              Foreign Markets Risk
                               Interest Rate Risk
                             Market and Company Risk
                    Small and Mid-Capitalization Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

The Portfolio is not diversified, which means that it may invest a higher percentage of its assets in any one issuer than a diversified fund would. This may magnify the Portfolio's losses from events affecting a particular issuer. However, SaBAM seeks to diversify the Portfolio's investments across industries, which may help reduce this risk.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                      2002                    -24.42%
                      2003                     41.06%

The best calendar quarter return since inception of the I Class of the Portfolio was 18.56% in the second quarter of 2003; the worst was -23.58% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                                     1 YEAR   SINCE INCEPTION

   ING Salomon Brothers Fundamental Value Portfolio  41.06%         3.63%
     (I Class)
   Russell 3000 Index                                31.06%         1.40%
   S&P 500 Index                                     28.68%         0.12%
   Morningstar Mid Cap Blend Fund Average            36.42%         6.26%*
   Morningstar Large Blend Fund Average              26.72%        -0.67%*

      * Since December 31, 2001.

In the table, the I Class average annual total returns for the periods shown are compared with the Russell 3000 Index, the S&P 500 Index, the Morningstar Mid Cap Blend Fund Average and the Morningstar Large Blend Fund Average. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The S&P 500 Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Mid Cap and Large Blend Fund Averages are each a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                 ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO
           SUB-ADVISER: SALOMON BROTHERS ASSET MANAGEMENT INC (SABAM)

INVESTMENT OBJECTIVE

Long-term growth of capital, and secondarily, current income

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in common stocks of established U.S. companies. The Portfolio may also invest in other equity securities. To a lesser degree, the Portfolio invests in income producing securities such as debt securities. The Portfolio may also invest up to 20% of its assets in securities of foreign issuers.

SaBAM emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. SaBAM focuses on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with solid growth potential at reasonable values. SaBAM employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                                   Credit Risk
                                  Currency Risk
                                Derivatives Risk
                              Foreign Markets Risk
                               Interest Rate Risk
                             Market and Company Risk
                              Over the Counter Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                      2002                    -22.59%
                      2003                     31.74%

The best calendar quarter return since inception of the I Class of the Portfolio was 19.85% in the second quarter of 2003; the worst was -20.77% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                                     1 YEAR   SINCE INCEPTION

   ING Salomon Brothers Investors Value Portfolio    31.74%         0.88%
     (I Class)
   S&P 500 Index                                     28.68%         0.12%
   S&P Barra Value Index                             31.80%         2.13%
   Morningstar Large Cap Value Average               28.40%         1.88%*

      * Since December 31, 2001.

In the table, the I Class average annual total returns for the periods shown are compared with the S&P 500 Index, the S&P Barra Value Index and the Morningstar Large Cap Value Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The S&P Barra Value Index is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios. The Morningstar Large Cap Value Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                    ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO
              SUB-ADVISER: T. ROWE PRICE ASSOCIATES, INC. (T. ROWE)

INVESTMENT OBJECTIVE

Long-term capital growth, and secondarily, increasing dividend income

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 80% of its net assets under normal circumstances) in common stocks. The Portfolio concentrates its investments in growth companies. T. Rowe seeks investments in companies that have the ability to pay increasing dividends through strong cash flows and whose rates of earnings growth are considered above average. In addition, T. Rowe seeks companies with a lucrative niche in the economy that T. Rowe believes will give them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

The Portfolio may also purchase foreign stocks, hybrid securities, futures, and options, in keeping with its objectives. The Portfolio may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. The Portfolio's investments in foreign securities are limited to 30% of total assets.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                  Currency Risk
                             Depositary Receipt Risk
                                Derivatives Risk
                              Foreign Markets Risk
                                Growth Stock Risk
                             Market and Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                      1998                     27.60%
                      1999                     22.32%
                      2000                     -0.04%
                      2001                    -10.21%
                      2002                    -23.29%
                      2003                     30.93%

The best calendar quarter return since inception of the I Class of the Portfolio was 23.08% in the fourth quarter of 1998; the worst was -15.36% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                              1 YEAR   5 YEARS   SINCE INCEPTION

ING T. Rowe Price Growth Equity Portfolio     30.93%     1.97%        6.11%
  (I Class)
S&P 500 Index                                 28.68%    -0.61%        4.02%
Morningstar Large Growth Fund Average         28.55%    -3.20%        1.89%*

      * Since December 1, 1997.

In the table, the I Class average annual total returns for the periods shown are compared with the S&P 500 Index and the Morningstar Large Growth Fund Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on November 28, 1997.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                        ING UBS U.S. ALLOCATION PORTFOLIO

             (FORMERLY ING UBS TACTICAL ASSET ALLOCATION PORTFOLIO) SUB-ADVISER: UBS GLOBAL ASSET MANAGEMENT (US) INC. (UBS GLOBAL AM US)

INVESTMENT OBJECTIVE

Total return, consisting of long-term capital appreciation and current income

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) in U.S. securities. The Portfolio allocates its assets among the major domestic asset classes (U.S. fixed income and U.S. equities) based upon UBS Global AM US's assessment of prevailing market conditions in the U.S. and abroad. Within the equity portion of the Portfolio, UBS Global AM US selects securities whose fundamental value it believes are greater than their market prices. In selecting fixed income securities, UBS Global AM US uses an internally developed valuation model that quantifies return expectations for all major domestic bond markets.

Investments in fixed income securities may include debt securities of the U.S. government, its agencies and instrumentalities, debt securities of U.S. corporations, mortgage-backed securities and asset-backed securities. U.S. Government securities include a variety of securities issued by U.S. Government entities that are backed by the full faith and credit of the United States (such as the Government National Mortgage Association and the Federal Housing Administration) or whose issuing agency or instrumentality has the right to borrow from the U.S. Treasury (such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation), or that are backed solely by the credit of the issuing agency or instrumentality (such as the Federal Farm Credit System and the Federal Home Loan Banks). While certain U.S. government-related entities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

Investments in equity securities may include dividend-paying securities, common stock and preferred stock. The Portfolio may, but is not required to use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risk.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                              Asset Allocation Risk
                                   Credit Risk

                                Derivatives Risk

                               Interest Rate Risk

                             Market and Company Risk

                            Pre-Payment or Call Risk
                    Small and Mid-Capitalization Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                      2002                    -22.92%
                      2003                     27.37%

The best calendar quarter return since inception of the I Class of the Portfolio was 14.94% in the second quarter of 2003; the worst was -17.49% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                                     1 YEAR   SINCE INCEPTION

   ING UBS U.S. Allocation Portfolio (I Class)       27.37%        -1.33%
   S&P 500 Index                                     28.68%         0.12%
   U.S. Allocation Fund Index                        21.67%         4.32%
   Morningstar Large Blend Fund Average              26.72%        -0.67%*

      * Since December 31, 2001.

In the table, the I Class average annual total returns for the periods shown are compared with the S&P 500 Index, the U.S. Allocation Fund Index and the Morningstar Large Blend Fund Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The U.S. Allocation Fund Index is an unmanaged index compiled by the sub-adviser and represented by a fixed composite of 65% Russell 3000 Index, 30% Lehman Brothers U.S. Aggregate Bond Index and 5% Merrill Lynch High Yield Cash Pay Index. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                     ING UBS U.S. LARGE CAP EQUITY PORTFOLIO
                  (FORMERLY ING MFS RESEARCH EQUITY PORTFOLIO)
    SUB-ADVISER: UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. (UBS GLOBAL AM)

INVESTMENT OBJECTIVE

Long-term growth of capital and future income

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. The Portfolio defines large capitalization companies as those with a market capitalization range equal to that of the Portfolio's benchmark, the Russell 1000 Index. As of September 30, 2003, the capitalization of companies represented in the Russell 1000 Index ranged between $834 million and $298 billion. Investments in equity securities may include dividend-paying securities, common stock and preferred stock. In general, the Portfolio emphasizes large capitalization stocks, but also may hold small and intermediate capitalization stocks. The Portfolio may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

In selecting securities, UBS Global AM focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is UBS Global AM's assessment of what a security is worth. UBS Global AM will select a security whose fundamental value it estimates to be greater than its market value at any given time for each stock under analysis. UBS Global AM bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS Global AM then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk

                                Derivatives Risk
                             Market and Company Risk
                              Over the Counter Risk
                        Small and Mid-Capitalization Risk
                                   Stock Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                      1998                     23.00%
                      1999                     24.03%
                      2000                     -4.48%
                      2001                    -20.78%
                      2002                    -24.89%
                      2003                     24.95%

The best calendar quarter return since inception of the I Class of the Portfolio was 22.71% in the fourth quarter of 1998; the worst was -19.27% in the third quarter of 2001.

PERIODS ENDED DECEMBER 31, 2003

                                              1 YEAR    5 YEAR   SINCE INCEPTION

ING UBS U.S. Large Cap Equity Portfolio       24.95%    -2.53%        1.00%
  (I Class)
S&P 500 Index                                 28.68%    -0.61%        4.02%
Russell 1000 Index                            29.89%    -0.13%        4.24%
Morningstar Large Blend Average               26.72%    -0.43%        3.21%*

      * Since December 1, 1997.

In the table, the I Class average annual total returns for the periods shown are compared with the S&P 500 Index, the Russell 1000 Index and the Morningstar Large Blend Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Portfolio changed its benchmark to the Russell 1000 Index as that index tracks the performance of stocks that UBS Global AM believes are more closely representative of stocks normally held by the Portfolio. The Morningstar Large Blend Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on November 28, 1997. Prior to May 1, 2004, the Portfolio was managed by MFS and was known as the ING MFS Research Equity Portfolio.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                        ING VAN KAMPEN COMSTOCK PORTFOLIO
                             SUB-ADVISER: VAN KAMPEN

INVESTMENT OBJECTIVE

Seeks capital growth and income

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio seeks to achieve its investment objective by investing in a portfolio of equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by Van Kampen to posses the potential for capital growth and income.

Portfolio securities are typically sold when Van Kampen's assessment of the capital growth and income potential for such securities materially changes. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers and may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes. The Portfolio generally holds up to 10% of its total assets in high-quality short-term debt securities and investment grade corporate debt securities in order to provide liquidity.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                  Currency Risk
                                Derivatives Risk
                              Foreign Markets Risk
                               Interest Rate Risk
                             Market and Company Risk
                    Small and Mid-Capitalization Company Risk
                                   Stock Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio for the first full calendar year of operation. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                      2003                     29.92%

The best calendar quarter return since inception of the I Class of the Portfolio was 16.19% in the second quarter of 2003; the worst was -17.94% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                                     1 YEAR   SINCE INCEPTION

   ING Van Kampen Comstock Portfolio (I Class)       29.92%         5.36%
   S&P 500 Index                                     28.68%         3.79%
   S&P Barra Value Index                             31.80%         4.93%
   Morningstar Large Value Average                   28.40%         3.09%*

      * Since May 1, 2002.

In the table, the I Class average annual total returns for the periods shown are compared with the S&P 500 Index, the S&P Barra Value Index and the Morningstar Large Value Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The S&P BARRA Value Index is constructed by dividing the stocks in the S&P 500 Index according to a single attribute of price-to-book ratio. The index contains companies with lower price-to-book ratios, and is capitalization weighted so that each stock is weighted in the appropriate index in proportion to its market value. The Morningstar Large Value Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The I Class of the Portfolio commenced operations on May 1, 2002.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                           PORTFOLIO FEES AND EXPENSES

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Portfolios. Shareholders who acquire portfolio shares through a Qualified Plan or insurance company separate account should refer to the applicable plan document, contract prospectus, prospectus summary or disclosure statement for a description of additional charges that may apply.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT)
                                Not applicable.

                         INITIAL CLASS (I CLASS) SHARES
                       ANNUAL PORTFOLIO OPERATING EXPENSES

 (BASED ON ACTUAL EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR THAT ARE
             DEDUCTED FROM ASSETS OF THE I CLASS OF EACH PORTFOLIO)

------------------------------------------------------------------------------------------------------------------------------------
                                           MANAGEMENT      DISTRIBUTION       OTHER      GROSS ANNUAL      WAIVERS AND     TOTAL NET
                                              FEE          (12B-1) FEES     EXPENSES      OPERATING      REIMBURSEMENTS      ANNUAL
                                                                                           EXPENSES                        OPERATING
                                                                                                                            EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Aeltus Enhanced Index                         .60%              --            .20%            .80%             --              .80%
------------------------------------------------------------------------------------------------------------------------------------
Alger Aggressive Growth                       .85%              --            .20%           1.05%             --             1.05%
------------------------------------------------------------------------------------------------------------------------------------
Alger Capital Appreciation*                   .70%              --            .20%            .90%             --              .90%
------------------------------------------------------------------------------------------------------------------------------------
Alger Growth                                  .80%              --            .20%           1.00%             --             1.00%
------------------------------------------------------------------------------------------------------------------------------------
American Century Small Cap Value             1.00%              --            .40%**         1.40%            .10%            1.30%
------------------------------------------------------------------------------------------------------------------------------------
Baron Small Cap Growth                        .85%              --            .40%**         1.25%            .05%            1.20%
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs(R) Capital Growth               .85%              --            .20%           1.05%             --             1.05%
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs(R) Core Equity*                 .70%              --            .20%            .90%             --              .90%
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Fleming International                .80%              --            .20%           1.00%             --             1.00%
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Mid Cap Value                        .75%              --            .35%           1.10%             --             1.10%
------------------------------------------------------------------------------------------------------------------------------------
MFS Capital Opportunities                     .65%              --            .25%            .90%             --              .90%
------------------------------------------------------------------------------------------------------------------------------------
MFS Global Growth                             .60%              --            .60%           1.20%             --             1.20%
------------------------------------------------------------------------------------------------------------------------------------
OpCap Balanced Value                          .80%              --            .20%           1.00%             --             1.00%
------------------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return                            .50%              --            .35%            .85%             --              .85%
------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Aggressive Growth            .70%              --            .13%            .83%             --              .83%
------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Fundamental Value            .90%              --            .20%           1.10%             --             1.10%
------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Investors Value              .80%              --            .20%           1.00%             --             1.00%
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Growth Equity                   .60%              --            .15%            .75%             --              .75%
------------------------------------------------------------------------------------------------------------------------------------
UBS U.S. Allocation                           .85%***           --            .20%           1.05%             --             1.05%
------------------------------------------------------------------------------------------------------------------------------------
UBS U.S. Large Cap Equity                     .70%              --            .15%            .85%             --              .85%
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen Comstock                           .60%              --            .35%**          .95%            .07%             .88%
------------------------------------------------------------------------------------------------------------------------------------

  * Based on estimated expenses for the current fiscal year.
 ** The Administrator of the Fund, has contractually agreed to waive all or a portion of its administrative services fees and/or reimburse administrative expenses for the American Century Small Cap Value, the Baron Small Cap Growth and the Van Kampen Comstock Portfolios so that the Total Net Annual Operating Expenses for these Portfolios shall not exceed 1.30%, 1.20% and 0.88%, respectively, through April 30, 2005. Without this waiver, the Total Net Annual Operating Expenses would be 1.40% for American Century Small Cap Value, 1.25% for Baron Small Cap Growth and 0.95% for Van Kampen Comstock.
*** Management Fees have been restated to reflect a decrease from 0.90% to 0.85% effective May 1, 2004.

EXAMPLE

This example is intended to help you compare the cost of investing in I Class shares of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the I Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the I Class' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------------------
                                          1 YEAR        3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------------------
Aeltus Enhanced Index                      $  82         $ 255         $ 444         $ 990
--------------------------------------------------------------------------------------------
Alger Aggressive Growth                      107           334           579          1283
--------------------------------------------------------------------------------------------
Alger Capital Appreciation                    92           287           498          1108
--------------------------------------------------------------------------------------------
Alger Growth                                 102           318           552          1225
--------------------------------------------------------------------------------------------
American Century Small Cap Value             132           433           756          1671
--------------------------------------------------------------------------------------------
Baron Small Cap Growth                       122           392           682          1507
--------------------------------------------------------------------------------------------
Goldman Sachs(R) Capital Growth              107           334           579          1283
--------------------------------------------------------------------------------------------
Goldman Sachs(R) Core Equity                  92           287           498          1108
--------------------------------------------------------------------------------------------
JPMorgan Fleming International               102           318           552          1225
--------------------------------------------------------------------------------------------
JPMorgan Mid Cap Value                       112           350           606          1340
--------------------------------------------------------------------------------------------
MFS Capital Opportunities                     92           287           498          1108
--------------------------------------------------------------------------------------------
MFS Global Growth                            122           381           660          1455
--------------------------------------------------------------------------------------------
OpCap Balanced Value                         102           318           552          1225
--------------------------------------------------------------------------------------------
PIMCO Total Return                            87           271           471          1049
--------------------------------------------------------------------------------------------
Salomon Brothers Aggressive Growth            85           265           460          1025
--------------------------------------------------------------------------------------------
Salomon Brothers Fundamental Value           112           350           606          1340
--------------------------------------------------------------------------------------------
Salomon Brothers Investors Value             102           318           552          1225
--------------------------------------------------------------------------------------------
T. Rowe Price Growth Equity                   77           240           417           930
--------------------------------------------------------------------------------------------
UBS U.S. Allocation                          107           334           579          1283
--------------------------------------------------------------------------------------------
UBS U.S. Large Cap Equity                     87           271           471          1049
--------------------------------------------------------------------------------------------
Van Kampen Comstock                           90           296           519          1160
--------------------------------------------------------------------------------------------

                           SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio changes with the values of that Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Fund Summaries and are described in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time.

ACTIVE OR FREQUENT TRADING RISK A Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

ASSET ALLOCATION RISK Assets will be allocated among asset classes and markets based on judgments made by the sub-adviser. There is a risk that the Portfolio may allocate assets to an asset class or market that underperforms other asset classes. For example, the Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

CREDIT RISK An issuer may be unable to make principal and interest payments when due. A Portfolio's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities may be more likely to have difficulty making timely payments of interest or principal. A portfolios investment in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities involve credit risk because certain obligations are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources rather than the full faith and credit of the U.S. Treasury.

CURRENCY RISK Exposure to foreign currencies may cause the value of a Portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.

DEPOSITARY RECEIPT RISK A Portfolio may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

DERIVATIVES RISK Loss may result from a Portfolio's investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Portfolio. A Portfolio investing in a derivative instrument could lose more than the principal amount invested.

EMERGING GROWTH RISK A Portfolio's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in the Portfolio's net asset value and the value of your investment.

EMERGING MARKETS RISK. Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging market countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described below are heightened when investing in emerging markets countries.

FOREIGN MARKETS RISK Investment in foreign securities involves risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Some Portfolios limit foreign investments to securities denominated in U.S. dollars, these Portfolios are generally not subject to the risk of changes in currency valuations.

GEOGRAPHIC FOCUS RISK A Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Portfolio's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

GROWTH STOCK RISK Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

INDEX TRACKING RISK The Portfolio expects a close correlation between the performance of the portion of its assets allocated to stocks and that of the S&P 500 Index in both rising and falling markets. The performance of the Portfolio's stock investments, however, generally will not be identical to that of the Index because of the fees and expenses borne by the Portfolio and investor purchases and sales of Portfolio shares, which can occur daily.

INDUSTRY FOCUS RISK To the extent that a Portfolio is emphasizing investments in a particular industry, its shares may fluctuate in response to events affecting that industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

ING AELTUS STRATEGY RISK The success of the Portfolio's strategy depends significantly on ING Aeltus' skill in determining which securities to overweight, underweight or avoid altogether. ING Aeltus' strategy may not result in outperformance of the designated index and may even result in underperformance.

INTEREST RATE RISK A Portfolio's investment in debt securities involves risks relating to interest rate movement. If interest rates go up, the value of any debt securities held by the Portfolio will decline. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

ISSUER CONCENTRATION RISK Because a Portfolio may invest a relatively large percentage of its assets in a single issuer, a Portfolio's performance may be particularly sensitive to changes in the value of securities of these issuers.

LARGE POSITIONS RISK A Portfolio may establish significant positions in companies which the Sub-Adviser has the greatest conviction. If the stock price of one or more of the companies should decrease, it would have a big impact on the Portfolio's net asset value. The Portfolio's returns may be more volatile than those of a less concentrated portfolio.

LEVERAGING RISK Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's securities.

LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. A Portfolio has the greatest exposure to liquidity risk due to its investments in foreign securities, derivatives, and securities with substantial market and credit risk.

MARKET AND COMPANY RISK The value of the securities in which the Portfolio invests may decline due to changing economic, political or market conditions here or abroad, changes in investor psychology, heavy institutional selling, or due to the financial condition of the company which issued the security.

MID CAP GROWTH RISK Securities of medium-sized companies may be more volatile than larger, more established companies owing to such factors as inexperienced management and limited financial resources.

MORTGAGE RISK Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of a Portfolio because a Portfolio will have to reinvest that money at the lower prevailing interest rates.

OVER THE COUNTER RISK Equity securities that are traded over the counter may be more volatile than exchange-listed securities and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

PRE-PAYMENT OR CALL RISK The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations.

SMALL CAPITALIZATION COMPANY RISK Investment in small capitalization companies involves a substantial risk of loss. Small cap companies and the market for their equity securities are more likely to be more sensitive to changes in earnings results and investor expectations. These companies are also likely to have more limited product lines, capital resources, management depth and their securities trade less frequently and in more limited volumes than securities of larger companies.

SMALL AND MID-CAPITALIZATION COMPANY RISK Investment in small and mid-capitalization companies involves a substantial risk of loss. Small and mid cap companies and the market for their equity securities are more likely to be more sensitive to changes in earnings results and investor expectations. These companies are also likely to have more limited product lines, capital resources and management depth than larger companies.

STOCK RISK Stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets have experienced substantial price volatility.

               ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

INVESTMENT OBJECTIVES

Each Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval.

TEMPORARY DEFENSIVE INVESTMENT STRATEGY

Each Portfolio may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. The ING Alger Aggressive Growth, ING Alger Capital Appreciation, ING Alger Growth, ING American Century Small Cap Value, ING Baron Small Cap Growth and ING PIMCO Total Return Portfolios may each invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons. The ING Aeltus Enhanced Index, ING MFS Capital Opportunities, ING MFS Global Growth, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value, ING UBS U.S. Allocation, ING UBS U.S. Large Cap Equity and ING Van Kampen Comstock Portfolios may, for temporary defensive purposes, invest in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements. ING OpCap Balanced Value may invest up to 100% of its assets in temporary defensive investments such as short-term U.S. Government securities and money market instruments including commercial paper, high quality corporate debt securities having a remaining maturity of one year or less, other short-term debt obligations, certificates of deposit, bankers' acceptances and repurchase agreements. ING UBS U.S. Allocation also may invest in other investment companies that invest exclusively in money market instruments for temporary defensive purposes. ING JPMorgan Fleming International Portfolio may, for temporary defensive purposes, invest all or a portion of its assets in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the U.S. ING T. Rowe Price Growth Equity Portfolio may, for temporary defensive purposes, invest in short-term, high-quality, U.S. and foreign dollar-denominated money market securities, including repurchase agreements. It is impossible to accurately predict how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment goals.

For temporary defensive purposes, up to 100% of total assets of ING Goldman Sachs(R) Capital Growth and ING Goldman Sachs(R) Core Equity Portfolios may be invested in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, commercial paper rated at least A-2 by S&P or P-2 by Moody's, CDs, bankers' acceptances, non-convertible preferred stocks or non-convertible corporate bonds with a remaining maturity of less than one year.

ING JPMorgan Mid Cap Value Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including certain U.S. Government and U.S. Treasury securities, bank obligations, commercial paper and other short-term debt securities rated at the time of purchase in the top two categories by a nationally recognized statistical rating organization, and repurchase agreements involving the foregoing securities), shares of money market funds and cash. When the portfolio is investing for temporary defensive purposes, it is not pursuing its investment objective.

INVESTMENT IN U.S. GOVERNMENT-RELATED ENTITIES

Each Portfolio may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Although U.S. Government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations by others, such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. Government would provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

ACTIVE TRADING STRATEGY

Each Portfolio, except for the ING Baron Small Cap Growth, ING Salomon Brothers Investors Value and the ING JPMorgan Fleming International Portfolios may engage in active trading to achieve their investment goals. This may cause these Portfolios to realize higher capital gains as compared to a fund with less active trading, which could increase your tax liability unless you are purchasing shares through a tax-deferred retirement product. Frequent trading also increases transaction costs, which could lower these Portfolios' performance.

The types of securities in which the Portfolio invests and the investment techniques and practices in which the Portfolio may engage that are not principal investment strategies are discussed, together with their risks, in the Fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the Fund (see back cover for address and phone number).

ING AELTUS ENHANCED INDEX PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. Seeks to outperform the total return of the S&P 500 Index, while maintaining a market level of risk.

The Portfolio invests at least 80% of its assets in stocks included in the S&P
500. In managing the Portfolio, ING Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 that ING Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that ING Aeltus believes will underperform the index. Stocks that ING Aeltus believes are likely to match the performance of the S&P 500 are generally invested in proportion to their representation in the index.

ING ALGER AGGRESSIVE GROWTH PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the Russell MidCap Growth Index or the S&P Mid Cap 400 Index. It focuses on midsize companies with promising growth potential.

ING ALGER CAPITAL APPRECIATION PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily in the equity securities of companies of any size which demonstrate promising growth potential. The Portfolio can leverage, that is, borrow money, to buy additional securities. By borrowing money, the Portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

ING ALGER GROWTH PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily in the equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $10 billion or greater. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management.

ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. American Century looks for stocks of companies that they believe are undervalued at the time of purchase. The portfolio manager uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase those stocks of undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges.

Under normal market conditions, at least 80% of the Portfolio's net assets will be invested in U.S. equity securities of small cap companies. American Century considers small cap companies to include those with a market capitalization no larger than that of the largest company in the S&P Small Cap 600 Index or the Russell 2000 Index. When American Century believes it is prudent, it may invest a portion of the Portfolio's assets in convertible debt securities, equity-equivalent securities, foreign securities, debt securities of companies, debt obligations of governments and their agencies, nonleveraged futures contracts and other similar securities. With regard to futures and similar derivative securities, American Century will not invest in a derivative security if it would be possible for the Portfolio to lose more money than it invested. A complete description regarding derivative securities is included in the Statement of Additional Information (referred to as the SAI.)

ING BARON SMALL CAP GROWTH PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In making investment decisions for the Portfolio, BAMCO seeks securities that it believes have favorable price to value characteristics based on BAMCO's assessment of their prospects for future growth and profitability and the potential to increase in value at least 100% within four years. BAMCO seeks investments that are supported by long term demographic, economic and societal "mega-trends." BAMCO looks for the ability of a company to grow its business substantially within a four to five year period; special business niches that create unusually favorable business opportunities; sustainable barriers to competition; and strong management capabilities. BAMCO seeks to purchase these companies at what it perceives are attractive prices relative to projected future cash flows and asset values, before the companies' long-term business prospects are appreciated by other investors. The Portfolio may take large positions in the companies in which BAMCO has the greatest conviction.

ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests under normal circumstances at least 90% of its total assets in equity investments. The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by GSAM to have long-term capital appreciation potential. Although the Portfolio invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests, under normal circumstances, at least 90% of its total assets in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States. The Portfolio seeks to achieve its investment objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

The Portfolio's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Portfolio's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Portfolio seeks a broad representation in most major industries and sectors of the U.S. economy.

ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily (at least 65% of its total assets) in the equity securities of foreign companies that JPMorgan Fleming believes have high growth potential. The Portfolio will normally invest in a number of issuers in several countries other than the U.S. and will invest in securities in both developed and developing markets. The Portfolio will seek to invest in those companies that JPMorgan Fleming believes are best able to capitalize on the growth and changes taking place within and between various regions of the world. Typically, these are companies with leading or rapidly-developing business franchises, strong financial positions, and high quality management, capable of defining and implementing company strategies to take advantage of local, regional or global market changes.

The Portfolio also may invest in debt securities issued by foreign and U.S. companies, including non-investment grade debt securities.

ING JPMORGAN MID CAP VALUE PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. JPMIM combines quantitative screening with proprietary fundamental analysis to construct the Portfolio's portfolio. JPMIM uses a wide variety of sources and research companies. These sources include electronic screens, JPMIM's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what JPMIM considers to be the key criteria for financial success. Then, JPMIM uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

JPMIM may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the Portfolio. JPMIM may sell a security due to opportunity cost. Typically, JPMIM attempts to maintain a portfolio of not more than 100 securities. As a result, a new company may displace a current holding. Finally, JPMIM may sell a security due to extreme over valuation. While JPMIM will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

ING MFS CAPITAL OPPORTUNITIES PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Portfolio focuses on companies, which MFS believes, have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and MFS' large group of equity research analysts.

The Portfolio may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

ING MFS GLOBAL GROWTH PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio invests at least 65% of its net assets in common stocks and related equity securities of companies in the following distinct market sectors: U.S. emerging growth companies, foreign growth companies and emerging market securities. U.S. emerging growth companies are often identified as companies that are major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. MFS generally seeks to purchase foreign growth securities of companies with relatively large capitalizations relative to the market in which they are traded. Emerging market countries include any country determined to have an emerging market economy, taking into account a number of factors, including whether the country has a low-to-middle-income economy according to the International Bank of Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets.

A company's principal activities are determined to be located in a particular country if the company (a) is organized under the laws of, and maintains a principal office in a country, (b) has its principal securities trading market in a country, (c) derives 50% of its total revenues from goods sold or services performed in the country, or (d) has 50% or more of its assets in the country.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis performed by MFS through the Portfolio's manager and the large group of equity research analysts (such as an analysis of earnings, cash flows, competitive position and management's abilities).

ING OPCAP BALANCED VALUE PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. While the Portfolio does not limit its investments to issuers in a particular capitalization range, OpCap currently focuses on securities of mid-size and larger established companies.

In selecting securities for the Portfolio, OpCap uses a "value" approach to investing. OpCap searches primarily for securities of established companies believed to be undervalued in the marketplace, in relation to factors such as a company's assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases. Currently, the selection process for equity securities includes the following techniques:

   o A "bottom up" analytical approach using fundamental research to focus on a particular issuer before considering industry trends, by evaluating each issuer's characteristics, financial results and management.

   o A search for securities of established companies believed to be undervalued and having a high return on capital, strong management committed to shareholder value, and positive cash flows.
   o Ongoing monitoring of issuers for fundamental changes in the company that might alter OpCap's initial expectations about the security and might result in a decision to sell the security.

The Portfolio also may invest in corporate bond obligations, as well as government obligations and mortgage-related securities. Debt securities are selected primarily for their income possibilities and capital appreciation and their relative emphasis in the Portfolio may be greater when the stock market is volatile. The Portfolio has no limit on the range of maturities of the debt securities it can buy. The debt securities that the Portfolio buys may be rated by nationally-recognized rating organizations or they may be unrated securities assigned a rating by OpCap. In addition, the Portfolio's investments in debt securities can be above or below investment grade in quality. A listing of the ratings definitions of the principal rating organizations is found in the Appendix to the Statement of Additional Information (referred to as the SAI).

ING PIMCO TOTAL RETURN PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio seeks maximum total return. The total return sought consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and used other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. Emerging growth companies are either companies that SaBAM believes are early in their life cycle and have the potential to become major enterprises or are major enterprises whose rates of earnings growth and/or cash flow SaBAM believes will accelerate. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets.

SaBAM selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and SaBAM's large group of equity research analysts.

ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible in common stocks, of companies SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, consideration may also be given to a company's dividend record and the potential for an improved dividend return. The Portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities. The Portfolio may invest in non-dividend paying common stocks.

The Portfolio may invest in investment grade fixed-income securities and may invest up to 20% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, are of equivalent quality as determined by SaBAM. The Portfolio may invest without limit in convertible debt securities. The Portfolio emphasizes those convertible debt securities that offer the appreciation potential of common stocks. The Portfolio may also invest up to 20% of its assets in securities of foreign issuers. Additionally, the Portfolio may invest up to 10% of its assets in bank loans, including participation and assignments.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, SaBAM looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

   o  Low market valuations measured by SaBAM's valuation models.
   o  Positive changes in earnings prospects because of factors such as:
   o  New, improved or unique products and services
   o  New or rapidly expanding markets for the company's products
   o  New management
   o Changes in the economic, financial regulatory or political environment particularly affecting the company
   o  Effective research, product development and marketing
   o  A business strategy not yet recognized by the marketplace.

ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily in common stocks of established U.S. companies. The Portfolio may also invest in other equity securities. To a lesser degree, the Portfolio invests in income producing securities such as debt securities. The Portfolio may also invest up to 20% of its assets in securities of foreign issuers.

SaBAM emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. SaBAM focuses on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with solid growth potential at reasonable values. SaBAM employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

In selecting individual companies for investment, the manager looks for:

   o  Long-term history of performance.
   o  Competitive market position.
   o  Competitive products and services.
   o  Strong cash flow.
   o  High return on equity.
   o  Strong financial condition.
   o  Experienced and effective management.

The Portfolio may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps. The Portfolio does not use derivatives as a primary investment technique and generally limit their use to hedging against the economic impact of adverse changes in the market value of their portfolio securities due to changes in stock market prices, currency exchange rates or interest rates. However, the Portfolio also may use derivatives for any of the following purposes:

   o  As a substitute for buying or selling securities.

   o  To enhance the Portfolio's return. This use may be considered speculative.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment strategy, the Portfolio invests primarily in the common stocks of a diversified group of growth companies. T. Rowe normally (but not always) seeks to invest in companies that have the ability to pay increasing dividends through strong cash flows. T. Rowe generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

The Portfolio may also purchase foreign stocks, hybrid instruments, futures, and options, in keeping with its objectives. The Portfolio may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. Portfolio investments in foreign securities are limited to 30% of total assets.

The Portfolio may sell securities for a variety of reasons such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

ING UBS U.S. ALLOCATION PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. Within the equity portion of the Portfolio, UBS Global AM US focuses on equities whose fundamental value it believes are greater than their market prices. In this context, the fundamental value of a given security is the sub-adviser's assessment of what a security is worth. UBS Global AM US bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS Global AM US then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

The valuation model applied to fixed income securities employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, UBS Global AM US considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain qualitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and no maximum maturity. The Portfolio may invest in investment grade and high-yield (lower-rated) securities, or, if unrated, determined to be of comparable quality by the sub-adviser.

UBS Global AM US's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings. UBS Global AM US manages duration by choosing a maturity mix that provides the opportunity for appreciation while also limiting interest rate risk.

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily in U.S. equity securities, including dividend paying securities, common stock and preferred stock. The Portfolio focuses on, among other things, identified discrepancies between a security's fundamental value and its market price. The Portfolio may invest in companies of any size although, in general, the Portfolio emphasizes large capitalization stocks. The Portfolio's investments may include securities traded on securities exchanges or in the over the counter markets.

Investment decisions are made by an investment management team at UBS Global AM.

ING VAN KAMPEN COMSTOCK PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. Van Kampen emphasizes a value style of investing seeking well-established, undervalued companies. Van Kampen generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Portfolio's style presents a risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. The Portfolio may invest in issuers of small-, medium- or large-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent Van Kampen invests in small- and medium-sized companies, the Portfolio may be subject to greater risk than that assumed through investment in securities of larger companies.

The Portfolio may dispose of a security whenever Van Kampen believes factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, a change in the relative market performance or appreciation possibilities offered by an individual security and other circumstances bearing on the desirability of a given instrument.

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER. ING Life Insurance and Annuity Company serves as the investment adviser for each of the Portfolios. The Adviser is a Connecticut insurance corporation with its principal offices at 151 Farmington Avenue, Hartford, Connecticut 06156, and is registered with the Securities and Exchange Commission (SEC) as an investment adviser. As of December 31, 2003, the Adviser managed over $3.5 billion in registered investment company assets. ING Life Insurance and Annuity Company is an indirect, wholly-owned subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management.

The Adviser, subject to the supervision of the Board of Directors of the Fund (the Directors, each a Director), acts as a "manager-of-managers" for the Fund, and oversees the Fund's day-to-day operations and manages the investments of each Portfolio. The Adviser generally delegates to sub-advisers the responsibility for day-to-day management of the investments of each Portfolio, subject to the Adviser's oversight, as is the case for each sub-adviser herein. The Adviser also recommends the appointment of additional or replacement Sub-Advisers to the Fund's Directors. The Fund and the Adviser have received exemptive relief from the SEC that permits the Adviser and the Fund to add or terminate Sub-Advisers without shareholder approval. For the fiscal year ended December 31, 2003, the Adviser received advisory fees, as a percentage of the average net assets of each Portfolio, from the following Portfolios:

PORTFOLIO                                        FEE (AS A % OF AVERAGE DAILY NET ASSETS)
---------                                        ----------------------------------------
ING Aeltus Enhanced Index (formerly ING DSI                        0.60%
Enhanced Index)
ING Alger Aggressive Growth                                        0.85%
ING Alger Capital Appreciation                                     0.70%
ING Alger Growth                                                   0.80%
ING American Century  Small Cap Value                              1.00%
ING Baron Small Cap Growth                                         0.85%
ING Goldman Sachs(R) Capital Growth                                0.85%

ING Goldman Sachs(R) Core Equity                                   0.70%

ING JPMorgan  Fleming International                                0.80%
ING JPMorgan Mid Cap Value                                         0.75%
ING MFS Capital Opportunities                                      0.65%
ING MFS Global Growth                                              0.60%
ING OpCap Balanced Value                                           0.80%
ING PIMCO Total Return                                             0.50%
ING Salomon Brothers Aggressive Growth                             0.70%
ING Salomon Brothers Fundamental Value                             0.90%
ING Salomon Brothers Investors Value                               0.80%
ING T. Rowe Price Growth Equity                                    0.60%
ING UBS U.S. Allocation (formerly ING UBS                          0.90%
Tactical Asset Allocation)
ING UBS U.S. Large Cap Equity (formerly ING                        0.70%
MFS Research Equity)
ING Van Kampen Comstock                                            0.60%

Effective May 1, 2004, the following Portfolio will pay the Adviser an annual advisory fee as a percentage its average net assets as set forth below:

PORTFOLIO                                        FEE (AS A % OF AVERAGE DAILY NET ASSETS)
---------                                        ----------------------------------------
ING UBS U.S. Allocation                                            0.85%

The Adviser is responsible for all of its own costs, including costs of the Adviser's personnel required to carry out its investment advisory duties.

In addition to paying fees under the Portfolios' applicable Distribution/Shareholder Services Plans, the Portfolios' Adviser or Underwriter, ING Financial Advisers, LLC, out of its own resources may pay additional compensation to affiliated and non-affiliated insurance companies that offer variable life and variable annuity contracts ("variable contracts") for which the Portfolios serve as underlying investment options, based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios' Adviser and Underwriter may pay this compensation for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive, or other payments may be made as an incentive for insurance companies to make the Portfolios available through the variable contracts issued by the insurance company. These additional payments are not disclosed in a Portfolio's Fees and Expenses Table in the Prospectus, and do not increase, directly or indirectly, the fees and expenses payable by the Portfolio. The Adviser and Underwriter do not receive any separate fees from the Portfolios for making these payments.

More particularly, ILIAC may enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected a Portfolio as an investment option under their variable contract or to Qualified Plan participants, if the Portfolio sells to Qualified Plans. ILIAC has entered into service agreements with affiliated insurance companies, including: Reliastar Life Insurance Company; Reliastar Life of New York; Security Life of Denver; Southland Life Insurance Company; and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company), under which the companies generally receive a fee equal to an annual rate of 35 basis points, computed based on assets attributable to contract holders and plan participants with interests in the Portfolios through these insurers, for administrative services provided to the Portfolios. During the year ended December 31, 2003, ILIAC paid approximately $2.2 million pursuant to such arrangements with these insurance companies, applicable to all the Portfolios.

The insurance companies through which investors hold shares of the Portfolios also may pay fees in connection with distribution of variable contracts and for services provided to contract owners and/or Qualified Plan participants. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments.

SUB-ADVISERS. ING Aeltus Enhanced Index Portfolio. The Adviser has engaged Aeltus Investment Management, Inc. (ING Aeltus), 10 State House Square, Hartford, Connecticut 06103, as Sub-Adviser to the ING Aeltus Enhanced Index Portfolio. ING Aeltus has been an investment adviser since 1972 and manages investments totaling $54.8 billion assets as of December 31, 2003.

Hugh T.M. Whelan and Doug Cote are the individuals responsible for the day-to-day management of portfolio investments. Mr. Whelan, Senior Vice President, has been with ING Aeltus since 1989. He has been a member of the quantitative equity analyst team since 1999 and was previously a quantitative portfolio manager in ING Aeltus' fixed income group, specializing in corporate securities. Mr. Cote, Vice President, has been a quantitative analyst with ING Aeltus since 1996.

ING Alger Aggressive Growth Portfolio, ING Alger Capital Appreciation Portfolio and ING Alger Growth Portfolio. The Adviser has engaged Fred Alger Management, Inc. (Alger), 111 Fifth Avenue, New York, New York 10003, as Sub-Adviser to ING Alger Aggressive Growth, ING Alger Capital Appreciation and ING Alger Growth Portfolios. Alger has been an investment adviser since 1964 and manages investments totaling $6.6 billion in mutual fund assets as well as $4.3 billion in other assets as of December 31, 2003.

Dan Chung and Dave Hyun are the individuals responsible for the day-to-day management of portfolio investments. Mr. Chung is President, Chief Investment Officer and Director of Research and has been employed by Alger since 1994. Mr. Hyun is Executive Vice President and Portfolio Manager and has been employed by Alger between January 1991 and June 2000, and rejoined the firm in September 2001. Mr. Hyun was a Portfolio Manager at Oppenheimer Funds between June 2000 and September 2001.

ING American Century Small Cap Value Portfolio. The Adviser has engaged American Century Investment Management, Inc., 4500 Main Street, Kansas City, Missouri, 64111, as Sub-Adviser to ING American Century Small Cap Value Portfolio. American Century has been an investment adviser since 1958 and as of December 31, 2003 American Century had over $87.4 billion in assets under management.

The Portfolio is co-managed by Benjamin Z. Giele and Kevin Laub. Mr. Giele, Vice President and Portfolio Manager, joined American Century as an Investment Analyst in 1998. Before joining American Century, he was an Investment Analyst at USAA Investment Management Company from June 1995 to May 1998. Mr. Laub, Portfolio Manager, joined American Century as an Investment Analyst in 1998. Before joining American Century, he was a senior auditor at Deloittee & Touche LLP, where he spent three years planning and supervising audits.

ING Baron Small Cap Growth Portfolio. The Adviser has engaged BAMCO, Inc. (BAMCO), 767 Fifth Avenue, New York, New York, 10153, a subsidiary of Baron Capital Group Inc., as Sub-Adviser to ING Baron Small Cap Growth Portfolio. BAMCO has been an investment adviser since March 6, 1987, and as of December 31, 2003, BAMCO had over $6.5 billion in mutual fund assets under management.

Ronald Baron, founder, chief executive officer, chief investment officer and chairman of BAMCO is the Portfolio Manager of the Portfolio. Mr. Baron has been a portfolio manager since 1987 and has managed money for others since 1975.

ING Goldman Sachs(R) Capital Growth Portfolio and ING Goldman Sachs(R) Core Equity Portfolio. The Adviser has engaged Goldman Sachs Asset Management, L.P.
(GSAM), a wholly-owned subsidiary of The Goldman Sachs Group, Inc., 32 Old Slip, New York, New York 10005, as Sub-Adviser to ING Goldman Sachs(R) Capital Growth Portfolio and ING Goldman Sachs(R) Core Equity Portfolio. GSAM is a part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. (Goldman Sachs). Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of Goldman Sachs, served as the Sub-Adviser. On or about April 26, 2003, GSAM assumed Goldman Sachs' sub-advisory responsibilities. As of December 31, 2003, GSAM, along with other units of IMD, had assets under management of $375.7 billion.

GSAM uses a team approach in its management of the ING Goldman Sachs(R) Capital Growth Portfolio, led by Herbert E. Ehlers. Mr. Ehlers, Managing Director, joined GSAM as a senior portfolio manager and Chief Investment Officer of the Growth Equity team in 1997. In addition, Steven M. Barry, Managing Director and Co-Chief Investment Officer, Gregory H. Ekizian, Managing Director and Co-Chief Investment Officer and David G. Shell, Managing Director and Co-Chief Investment Officer, also serve as portfolio managers for the ING Goldman Sachs(R) Capital Growth Portfolio. Mr. Barry joined GSAM as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management. Mr. Ekizian joined GSAM as portfolio manager and Co-Chair of the Growth Investment Committee in 1997. Mr. Shell joined GSAM as a portfolio manager in 1997.

GSAM uses a team approach in its management of the ING Goldman Sachs(R) Core Equity Portfolio, led by Robert C. Jones. Mr. Jones, Managing Director, joined GSAM as a portfolio manager in 1989.

ING JPMorgan Fleming International Portfolio. The Adviser has engaged J.P. Morgan Fleming Asset Management (London) Ltd., (JPMorgan Fleming) as Sub-Adviser for the Portfolio. The principal business address of JPMorgan Fleming is 20 Finsbury Street, London, EC2Y 9AQ, United Kingdom. JPMorgan Fleming is an indirect wholly owned subsidiary of J.P. Morgan Chase & Co., a bank holding company. As of December 31, 2003, JPMorgan Fleming and its affiliates had approximately $559 billion in assets under management.

Peter Harrison, James Fisher and Tim Leask are the individuals primarily responsible for the day-to-day management of the Portfolio's investments. Mr. Harrison is a Managing Director and head of JPMorgan Fleming's London-based Global Portfolios Group. An employee of JPMorgan Fleming since 1996, Mr. Harrison was previously head of UK specialist funds and in January 1998 became head of the Global Portfolios Group. James Fisher is a Managing Director and senior portfolio manager in the Global Portfolios Group. Mr. Fisher has worked at JPMorgan Fleming and its predecessor companies since 1985 in numerous investment roles. Tim Leask is a Vice President and a client portfolio manager in the Global Portfolios Group. An employee of JPMorgan Fleming and its predecessor companies since January 1997, Mr. Leask was a client portfolio manager in the Global Emerging Markets Portfolio Group and a Managing Director of Fleming Ansa Merchant Bank, the Fleming Group's joint venture in Trinidad prior to his present position.

ING JPMorgan Mid Cap Value Portfolio. The Adviser has engaged J.P. Morgan Investment Management Inc. (JPMIM), 522 Fifth Avenue, New York, New York 10036, as Sub-Adviser for the Portfolio. JPMIM is an indirect wholly owned subsidiary of J.P. Morgan Chase & Co., a bank holding company. JPMIM has been an investment adviser since 1984, and as of December 31, 2003, JPMIM, and its affiliates had approximately $559 billion in asset under management. Jonathan K.L. Simon serves as Portfolio Manager of the Portfolio. Mr. Simon has worked as a portfolio manager with various affiliates of JPMIM since 1980 and is currently a Managing Director of JPMIM.

ING MFS Capital Opportunities Portfolio and ING MFS Global Growth Portfolio. The Adviser has engaged Massachusetts Financial Services Company (MFS), 500 Boylston Street, Boston, Massachusetts 02116, as Sub-Adviser to the above mentioned Portfolios. MFS has been engaged in the investment management business since 1924 and is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). Net assets under management of MFS were approximately $140.3 billion as of December 31, 2003.

S. Irfan Ali and Kenneth J. Enright serve as the management team for ING MFS Capital Opportunities Portfolio. S. Irfan Ali is a Senior Vice President and portfolio manager at MFS. Mr. Ali joined MFS as a research analyst in 1993 and earned his MBA from the Harvard Business School. Mr. Enright, a Senior Vice President of MFS, has been employed in the investment management area of MFS since 1986, since 1993 as a portfolio manager. Mr. Enright received his MBA from Babson College. He is a member of The Boston Security Analysts Society, Inc., and holds the Chartered Financial Analyst (CFA) designation.

ING MFS Global Growth is managed by a team of portfolio managers comprised of Barry Dargan, a Senior Vice President of MFS and Nicholas Smithie, a Vice President of MFS. Mr. Dargan has been employed in the investment management area of MFS since 1996 and has been a portfolio manager of the Portfolio since October 31, 2003. Mr. Smithie has been employed in the MFS investment management area since 1998 and has been a portfolio manager of the Portfolio since August, 2002.

ING OpCap Balanced Value Portfolio. The Adviser has engaged OpCap Advisors LLC (OpCap), 1345 Avenue of the Americas, New York, New York 10105-4800, as Sub-Adviser to ING OpCap Balanced Value Portfolio. OpCap is a wholly-owned subsidiary of Oppenheimer Capital. Oppenheimer Capital is a wholly-owned subsidiary of Allianz Dresdner Asset Management U.S. Equities LLC, a subsidiary of Allianz Dresdner Asset Management of America L.P. OpCap has operated as an investment adviser to investment companies, institutions, and other investors since its organization in 1987, and as of December 31, 2003, OpCap and its parent, Oppenheimer Capital, advised accounts having assets in excess of $23 billion.

Colin Glinsman is the person primarily responsible for the day-to-day management of the Portfolio. Mr. Glinsman is a Managing Director and Chief Investment Officer of Oppenheimer Capital, the immediate parent of OpCap. He has been a portfolio manager since December 1992 and prior to that he was a securities analyst for Oppenheimer Capital.

ING PIMCO Total Return Portfolio. The Adviser has engaged Pacific Investment Management LLC (PIMCO), 840 Newport Center Drive, Newport Beach, California 92660, as Sub-Adviser to ING PIMCO Total Return Portfolio. PIMCO is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P. with a minority interest held by PIMCO Partners, LLC. PIMCO has been an investment adviser since 1971, and as of December 31, 2003, PIMCO had approximately $373.8 billion in assets under management. William H. Gross, Chief Investment Officer of PIMCO, is head of the investment team which manages the Portfolio.

ING Salomon Brothers Aggressive Growth Portfolio, ING Salomon Brothers Fundamental Value Portfolio and ING Salomon Brothers Investors Value Portfolio. The Adviser has engaged Salomon Brothers Asset Management Inc (SaBAM), 399 Park Avenue, New York, NY 10022, as Sub-Adviser to ING Salomon Brothers Aggressive Growth Portfolio, ING Salomon Brothers Fundamental Value Portfolio and ING Salomon Brothers Investors Value Portfolio. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. SaBAM has been an investment adviser since 1987, and as of December 31, 2003, SaBAM managed $65.1 billion in assets.

ING Salomon Brothers Aggressive Growth Portfolio is managed by a team of individuals led by Richie Freeman. Richie Freeman has been with SaBAM or its predecessor firms since 1983, serving as Managing Director and Portfolio Manager. Mr. Freeman manages the Smith Barney Aggressive Growth Fund, mid/small cap portfolios on a private portfolio basis, as well as the offshore U.S. Aggressive Growth Fund, and co-manages the Smith Barney Premier Selections Global Growth Fund and the Salomon Brothers Variable Emerging Growth Fund

John G. Goode and Peter J. Hable are primarily responsible for the day-to-day operation of the ING Salomon Brothers Fundamental Value Portfolio. Mr. Goode has been employed by Citigroup Inc. or its predecessor firms since 1969. With 33 years of business experience, he is a managing director of SaBAM. Mr. Hable, who has been employed by Citigroup Inc. or its predecessor firms since 1983, is a managing director of SaBAM.

John B. Cunningham and Mark McAllister are primarily responsible for the day-to-day operation of the ING Salomon Brothers Investors Value Portfolio. Mr. Cunningham joined SaBAM in 1995 and was appointed managing director in 2001. Mr. McAllister joined SaBAM in June 1999. Mr. McAllister was employed as an executive vice president and portfolio manager with JLW Capital Management, Inc. from March 1998 to May 1999 and as a vice president and equity analyst at Cohen & Steers Capital Management prior to 1998.

ING T. Rowe Price Growth Equity Portfolio. The Adviser has engaged T. Rowe Price Associates, Inc. (T. Rowe), 100 East Pratt Street, Baltimore, Maryland 21202 as Sub-Adviser to ING T. Rowe Price Growth Equity Portfolio. T. Rowe has been engaged in the investment management business since 1937. T. Rowe is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe and its affiliates managed over $190 billion as of December 31, 2003, for individual and institutional investors, retirement plans and financial intermediaries. ING T. Rowe Price Growth Equity Portfolio is managed by a committee. The committee chairman, Robert W. Smith, has day-to-day responsibility for managing the ING T. Rowe Price Growth Equity Portfolio and works with the committee in developing and executing its investment program. Mr. Smith is a Vice President of T. Rowe and joined the firm in 1992 as an equity analyst. He has managed the T. Rowe Price Growth Stock Fund since 1997, as well as the U.S. stock portion of the T. Rowe Price Global Stock Fund since 1996.

ING UBS U.S. Allocation Portfolio. The Adviser has engaged UBS Global Asset Management (US) Inc. (UBS Global AM US), 51 West 52nd Street, New York, New York 10019-6114, as Sub-Adviser to ING UBS U.S. Allocation Portfolio. UBS Global AM US is an indirect, wholly-owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Global AM US has been an investment adviser since 1945, and as of December 31, 2003, UBS Global AM US had over $58.5 billion in assets under management.

The Portfolio is managed by a team of investment professionals.

ING UBS U.S. Large Cap Equity Portfolio. The Adviser has engaged UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North Wacker Drive, Chicago, Illinois 60606, as Sub-Adviser to ING UBS U.S. Large Cap Equity Portfolio. UBS Global AM is an indirect, wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland. As of December 31, 2003 UBS Global AM managed approximately $39.3 billion in assets. Investment decisions are made by an investment management team at UBS Global AM.

ING Van Kampen Comstock Portfolio. The Adviser has engaged Morgan Stanley Investment Management Inc. ("MSIM Inc."), 1221 Avenue of the Americas, New York, New York 10020, as Sub-Adviser to ING Van Kampen Comstock Portfolio. MSIM Inc. is a wholly-owned subsidiary of Morgan Stanley. MSIM Inc., together with its affiliated asset management companies, had approximately $421 billion in assets under management as of December 31, 2003. MSIM Inc. does business in certain instances (including in its role as sub-adviser to this Portfolio) under the name "Van Kampen."

ING Van Kampen Comstock Portfolio is managed by a team of portfolio managers. Current members of the team include B. Robert Baker, Jr., Managing Director, Jason S. Leder, Executive Director, and Kevin C. Holt, Executive Director.

Each Sub-Adviser, subject to the supervision of the Adviser and the Directors, is responsible for managing the assets of its respective Portfolio(s) in accordance with the Portfolio's investment objective and policies. Each Sub-Adviser pays the salaries and other related costs of personnel engaged in providing investment advice, including office space, facilities and equipment.

The Adviser has overall responsibility for monitoring the investment program maintained by each Sub-Adviser for compliance with applicable laws and regulations and the respective Portfolio's investment objective.

The Adviser pays each Sub-Adviser a fee at an annual rate based on the average daily net asset value of each Portfolio. The Adviser pays the sub-advisory fee out of its advisory fee.

                             PORTFOLIO DISTRIBUTION

Each Portfolio is distributed by ING Financial Advisers, LLC a member of the National Association of Securities Dealers, Inc. (NASD). To obtain information about NASD member firms and their associated person, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                             SHAREHOLDER INFORMATION

CLASSES OF SHARES

The Fund offers three classes of shares of each Portfolio, which are identical except for different expense variables, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the Initial Class (I Class) is offered pursuant to this Prospectus.

NET ASSET VALUE

The net asset value (NAV) per share for each class of each Portfolio is determined each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.

When market quotations are not readily available or are deemed unreliable, the Adviser may determine a fair value for the security in accordance with procedures adopted by the Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

         o Foreign securities, where an event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the daily fluctuation in the S&P 500 Index exceeds certain thresholds, or the closing value is otherwise deemed unreliable;

         o  Securities of an issuer that has entered into a restructuring;

         o  Securities whose trading has been halted or suspended;

         o Fixed income securities that have gone into default and for which there is not current market value quotation;

The Portfolios or Adviser may use a fair value pricing service approved by the Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

PRICING OF PORTFOLIO SHARES

Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day's price, your order must be received by the earlier of 4:00 p.m. Eastern time or the close of regular trading on the New York Stock Exchange. The Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

PURCHASE AND REDEMPTION OF SHARES

Each Portfolio is available to serve as an investment option through variable annuity and variable life insurance separate accounts and Qualified Plans outside the separate account context. The Portfolios also may be made available to certain investment advisers and their affiliates, management investment companies and other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service. Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts, Qualified Plan, other investment companies or other permitted investors. Certain Portfolios may not be available as investment options in your variable annuity or life insurance contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Fund's behalf.

The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for variable annuity contracts and variable life insurance policies and offers its shares directly to Qualified Plans or other investors as permitted under the federal tax regulations revenue ruling or private letter ruling issued by the Internal Revenue Service. However, it is possible that the interests of owners of variable annuity contracts, variable life insurance policies or other permitted investors, for which the Portfolios serve as an investment medium might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Directors intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolio or Qualified Plan or an investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.

The Portfolios may discontinue sales to a Qualified Plan and require Plan participants with existing investments in the Portfolios to redeem those investments if the plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

Each Portfolio's shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund of funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds of funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Adviser and Sub-Adviser will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the Securities and Exchange Commission.

FREQUENT TRADING - MARKET TIMING

The Fund is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Fund. Shares of the Fund are primarily sold through omnibus account arrangements with financial intermediaries, such as insurance companies, retirement plans, record-keepers, and trusts. The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including orders that have been accepted by a financial intermediary, that the Fund determines not to be in the best interest of the Fund.

Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual basis. The ability of the Fund's Administrator and its affiliates ("ING") and the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries, therefore, is severely limited. Consequently, ING and the Fund must rely on the financial intermediary to monitor frequent, short-term trading within a Fund by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary for their policies regarding frequent, short-term trading. ING and the Fund seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent short term trading. There is, however, no guarantee that ING or the Fund will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity.

The Fund believes that market timing or frequent, short-term trading in any account, including a variable insurance or retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Fund's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance.

Although the policies described above that are followed by omnibus account arrangements and the Fund are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Fund will occur. Moreover, ING is often required to make decisions that are inherently subjective. ING strives to make these decisions to the best of its abilities in a manner that it believes is in the best interest of shareholders.

DIVIDENDS

Dividends from net investment income are declared and paid by each Portfolio at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Portfolio's net investment income. Each Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), including requirements with respect to diversification of assets, distribution of income and sources of income. As a regulated investment company, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains. Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for variable annuity and variable life insurance contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts. Contract owners should review the prospectus for their variable annuity or variable life insurance contract for information regarding the tax consequences of purchasing a contract.

                                   PERFORMANCE

PERFORMANCE OF SIMILARLY MANAGED MUTUAL FUNDS. The ING Aeltus Enhanced Index Portfolio, ING Alger Aggressive Growth Portfolio, ING Alger Capital Appreciation Portfolio, ING Alger Growth Portfolio, ING American Century Small Cap Value Portfolio, ING Baron Small Cap Growth Portfolio, ING Goldman(R) Sachs Capital Growth Portfolio, ING Goldman(R) Sachs Core Equity Portfolio, ING JPMorgan Mid Cap Value Portfolio, ING MFS Global Growth Portfolio, ING OpCap Balanced Value Portfolio, ING PIMCO Total Return Portfolio, ING Salomon Brothers Aggressive Growth Portfolio, ING Salomon Brothers Fundamental Value Portfolio, ING Salomon Brothers Investors Value Portfolio, ING UBS U.S. Allocation Portfolio and the ING Van Kampen Comstock Portfolio have substantially the same investment objective, policies and strategies as one or more existing mutual funds (Comparable Funds) that are either sold directly to the public on a retail basis or through variable products and that are advised or sub-advised by ING Aeltus, Alger, American Century, BAMCO, JPMIM, Goldman, OpCap, PIMCO, SaBAM, UBS Global US or Van Kampen, as the case may be.

While the above mentioned Portfolios are managed in a manner similar to that of the Comparable Funds presented, investors should be aware that the Portfolios are not the same funds and will not have the same performance. Investments made by the Portfolios at any given time may not be the same as those made by the Comparable Funds. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolios, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Funds may be lower than the total operating expenses of each of the Portfolios. In such instances, the performance of the Comparable Funds would be negatively impacted if the total operating expenses of the Portfolios had been used to compute the Comparable Funds' performance.

The historical performance of the Comparable Funds is presented below. You should not consider the performance of the Comparable Funds as an indication of the future performance of a Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by each Comparable Fund and not those to be paid by the Portfolio. THE FIGURES DO NOT REFLECT THE DEDUCTION OF ANY INSURANCE FEES OR CHARGES THAT ARE IMPOSED BY THE INSURANCE COMPANY IN CONNECTION WITH ITS SALE OF VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS. YOU SHOULD REFER TO THE SEPARATE ACCOUNT PROSPECTUSES, PROSPECTUS SUMMARY OR DISCLOSURE STATEMENT DESCRIBING THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS FOR INFORMATION PERTAINING TO THESE INSURANCE FEES AND CHARGES. THE INSURANCE SEPARATE ACCOUNT FEES WILL HAVE A DETRIMENTAL EFFECT ON THE PERFORMANCE OF THE Portfolios. The results shown below reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by each Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that although only one Comparable Fund may be shown for an ING portfolio, the sub-advisers of certain ING portfolios may manage substantially similar mutual funds, the performance of which is not shown.

The following table shows the average annual total return of the Comparable Funds for the stated periods ended March 31, 2004, as well as a comparison with the performance of the applicable benchmark.(1)

                                                                        1 YEAR          3 YEARS         5 YEARS        10 YEARS
                                                                                                                       (OR SINCE
                                                                                                                       INCEPTION)
ING VP Index Plus Large Cap Portfolio(2) .............................   32.98%           0.27%          -1.05%           9.25%
(Comparable to ING Aeltus Enhanced Index)
S&P 500 Index ........................................................   35.10            0.63           -1.20           11.68

Alger MidCap Growth Fund - Class B ...................................   49.61            5.41            6.79           14.35
(Comparable to ING Alger Aggressive Growth)
Russell MidCap Growth Index ..........................................   49.52            4.97            2.27           10.26
S&P Mid Cap 400 Index ................................................   49.07           10.69           11.75           14.92

Alger Capital Appreciation Fund - Class B ............................   34.26           -3.27           -5.73           12.40
(Comparable to ING Alger Capital Appreciation)
Russell 3000 Growth Index ............................................   34.29           -1.19           -5.52            9.43
S&P 500 Index ........................................................   35.10            0.63           -1.20           11.68

Alger LargeCap Growth Fund - Class B .................................   36.71           -3.75           -4.59            9.50
(Comparable to ING Alger Growth)
Russell 1000 Growth Index ............................................   32.37           -1.69           -6.10            9.81

American Century Small Cap Value Fund - INV Class ....................   51.53           16.78           19.98           16.53(3)
(Comparable to ING American Century Small Cap Value)
S&P SmallCap 600/BARRA Value Index ...................................   56.47           12.79           13.11           10.45(4)

Baron Capital Asset Fund - Class I ...................................   46.04           12.49           10.93           16.96
Baron Growth Fund ....................................................   44.95           14.84           12.39           18.82
(Comparable to ING Baron Small Cap Growth)
Russell 2000 Index ...................................................   63.56           10.84            9.62           10.42

Goldman Sachs Capital Growth Fund - Class A ..........................   29.11           -2.54           -2.22            9.92
(Comparable to ING Goldman Sachs(R) Capital Growth)
S&P 500 Index ........................................................   35.10            0.63           -1.20           11.68
Russell 1000 Growth Index ............................................   32.37           -1.69           -6.10            9.81

Goldman Sachs CORE(SM) U.S. Equity Fund - Class A ....................   37.96            2.11           -0.64           10.90
(Comparable to ING Goldman Sachs(R) Core Equity)
S&P 500 Index ........................................................   35.10            0.63           -1.20           11.68

JPMorgan Mid Cap Value Fund ..........................................   53.11            4.82            2.80           18.97(5)
JPMorgan Mid Cap Value Portfolio- Variable Insurance Fund ............   39.56           16.44           19.67             N/A
(Comparable to ING JPMorgan Mid Cap Value)
Russell Mid Cap Value Index ..........................................   50.94           11.55           10.47            9.21(6)

MFS Global Growth Fund - Class A .....................................   44.26            1.74            4.00            7.97
(Comparable to ING MFS Global Growth)
MSCI All Country World Free Index ....................................   38.20           -5.65           -2.26            3.99

OpCap Advisors Balanced Value Composite(7) ...........................   35.61            2.23            4.72           13.43
(Comparable to ING OpCap Balanced Value)
60% S&P 500 Index/40% LB Government/Credit Bond Index ................   26.44            4.87            3.16           10.69

PIMCO Total Return Fund - Class A ....................................    5.70            7.84            7.48            7.83(8)
(Comparable to ING PIMCO Total Return)
Lehman Brothers Aggregate Bond Index .................................    5.40            7.44            7.29            7.52(9)

Smith Barney Aggressive Growth Fund - Class A(10) ....................   40.32            0.71            9.44           16.19
(Comparable to ING Salomon Brothers Aggressive Growth)
Russell 3000 Growth Index ............................................   34.29           -1.19           -5.52            9.43

Smith Barney Fundamental Value Fund - Class A(11) ....................   51.36            2.04            7.00           12.09
(Comparable to ING Salomon Brothers Fundamental Value)
Russell 3000 Index ...................................................   38.19            1.95            0.14           11.45

Salomon Brothers Investors Value Fund - Class A ......................   41.65            1.48            5.01           13.65(12)
Salomon Brothers Investors Value Fund - Class O ......................   42.03            1.77            5.29           13.13
(Comparable to ING Salomon Brothers Investors Value)
S&P BARRA Value Index ................................................   44.14            0.60            2.04           11.93(13)

UBS U.S Allocation Fund - Class A ....................................   34.91           -0.03           -0.54           11.31
(Comparable to ING UBS U.S. Allocation)
S&P 500 Index ........................................................   35.10            0.63           -1.20           11.68

Van Kampen Comstock Fund - (Class A)(14) .............................   33.70%           0.85%           6.80%          11.80%
Van Kampen Life Investment Trust Comstock Portfolio (Class I)(14) ....   41.35            2.98             N/A            5.62
(Comparable to ING Van Kampen Comstock)
S&P 500 Index ........................................................   35.10            0.63           -1.20           11.68
S&P BARRA Value Index ................................................   44.14            0.60            2.04           11.28

(1) The Standard & Poor's 500 (S&P 500) Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The S&P Mid Cap 400 Index is a broad-based unmanaged capitalization weighted index of mid-capitalization companies. The S&P SmallCap 600/BARRA Value Index consists of S&P 600 stocks chosen that have lower price/book ratios. The Russell MidCap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged capitalization weighted index of small capitalization companies. The Russell 1000 Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The Russell MidCap Value Index is the subset of the Russell MidCap Index, representing approximately 71% of the total market capitalization of the Russell MidCap Index. The Morgan Stanley Capital International (MSCI) All Country World Free Index is a broad based unmanaged index of developed country and emerging market equities. The 60% S&P 500/40% Lehman Brothers Government/Credit Bond Index is a benchmark consisting of a mix of 60% of an unmanaged stock index (The Standard & Poor's 500) and 40% of an unmanaged bond index (Lehman Bros. Gov't Credit Bond Index). The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index including securities that are of investment-grade quality or better and have at least one year to maturity. The Russell 3000 Index is a broad-based unmanaged capitalization weighted index of large capitalization companies. The Russell 3000 Growth Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The S&P BARRA Value Index is constructed by dividing the stocks in the S&P 500 Index according to a single attribute of price-to-book ratio. The index contains companies with lower price-to-book ratios, and is capitalization weighted so that each stock is weighted in the appropriate index in proportion to its market value.

(2)  Portfolio is sub-advised by ING Aeltus.

(3)  Portfolio commenced operations on July 30, 1998.
(4)  Index return is for the period beginning July 30, 1998.
(5)  Portfolio commenced operations on November 13, 1997.
(6)  Index return is for the period beginning November 30, 1997.
(7) Performance is based on a composite of all similarly managed mutual fund accounts.
(8)  Portfolio commenced operations on January 13, 1997.
(9)  Index return is for the period beginning January 31, 1997.
(10) The portfolio manager of the ING Salomon Brothers Aggressive Growth Portfolio also manages the Smith Barney Aggressive Growth Fund Inc., in his capacity as portfolio manager of Smith Barney Fund Management LLC, an affiliate of the Sub-Adviser.
(11) The portfolio managers of the ING Salomon Brothers Fundamental Value Portfolio also manage the Smith Barney Fundamental Value Fund, Inc. in their capacity as portfolio managers of Smith Barney Fund Management LLC, an affiliate of the Sub-Adviser.
(12) Portfolio commenced operations on January 3, 1995.
(13) Index return is for the period beginning January 1, 1995.
(14) The portfolio management team members that manage the ING Van Kampen Comstock Portfolio also manage two Comparable Funds - Van Kampen Comstock Fund and Van Kampen Life Investment Trust Comstock Portfolio - in their capacity as portfolio managers of Van Kampen Asset Management, an affiliate of the Sub-Adviser.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio's financial performance for the period of its operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from each Portfolio's Financial Statements that were audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the annual report. The annual report is available upon request without charge by calling 1-800-262-3862.

                                                                                                 CLASS I
                                                                       -----------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING AELTUS ENHANCED INDEX PORTFOLIO                                        YEAR ENDED           YEAR ENDED       OF OPERATIONS) TO
(FORMERLY ING DSI ENHANCED INDEX PORTFOLIO)                            DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2001
-------------------------------------------                            -----------------    -----------------    -----------------
Net asset value, beginning of period ................................       $   6.30             $   8.16             $   8.23
                                                                            --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................................           0.04                 0.03                 0.00*
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign
     currency exchange contracts ....................................           1.70                (1.89)               (0.07)
                                                                            --------             --------             --------
   Total income (loss) from investment operations ...................           1.74                (1.86)               (0.07)
                                                                            --------             --------             --------
LESS DISTRIBUTIONS:
   Net investment income ............................................          (0.07)               (0.00)+                 --
   Net realized gain on sale of investments .........................             --                (0.00)+                 --
                                                                            --------             --------             --------
   Total distributions ..............................................          (0.07)               (0.00)                  --
                                                                            --------             --------             --------
Net asset value, end of period ......................................       $   7.97             $   6.30             $   8.16
                                                                            ========             ========             ========
Total return ........................................................          27.74%              (22.76)%              (0.85)%(1)
Net assets, end of period (000's) ...................................       $    650             $    199             $     10
Ratio of total expenses to average net assets .......................           0.80%                0.80%                0.80%(2)
Ratio of net investment income to average net assets ................           1.03%                1.08%                0.66%(2)
Portfolio turnover rate .............................................          34.75%               59.73%                0.00%(1)#

(1) Not annualized.
(2) Annualized.
  * Rounds to less than $0.01.
  + Rounds to less than $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                                 CLASS I
                                                                       -----------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING ALGER AGGRESSIVE                                                       YEAR ENDED           YEAR ENDED       OF OPERATIONS) TO
GROWTH PORTFOLIO                                                       DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2001
----------------                                                       -----------------    -----------------    -----------------
Net asset value, beginning of period ................................       $   5.11             $   7.29             $   7.23
                                                                            --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss ..............................................          (0.02)               (0.01)               (0.00)*
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign
     currency exchange contracts ....................................           2.31                (2.17)                0.06
                                                                            --------             --------             --------
   Total income (loss) from investment operations ...................           2.29                (2.18)                0.06
                                                                            --------             --------             --------
Net asset value, end of period ......................................       $   7.40             $   5.11             $   7.29
                                                                            ========             ========             ========
Total return ........................................................          44.81%              (29.90)%               0.83%(1)
Net assets, end of period (000's) ...................................       $ 35,010             $  2,644             $     10
Ratio of total expenses to average net assets .......................           1.05%                1.05%                1.05%(2)
Ratio of net investment loss to average net assets ..................          (0.76)%              (0.68)%              (0.82)%(2)
Portfolio turnover rate .............................................         187.33%              327.74%               58.25%(1)

(1) Not annualized.
(2) Annualized.
  * Rounds to less than $(0.01).

                                                                                                                      CLASS I
                                                                                                                 -----------------
                                                                                                                    PERIOD FROM
                                                                                                                    MAY 1, 2003
                                                                                                                   (COMMENCEMENT
ING ALGER CAPITAL                                                                                                OF OPERATIONS) TO
APPRECIATION PORTFOLIO                                                                                           DECEMBER 31, 2003
----------------------                                                                                           -----------------
Net asset value, beginning of period ..........................................................................       $  10.00
                                                                                                                      --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss ........................................................................................          (0.02)
   Net realized and change in unrealized gain on investments, foreign currency and forward foreign currency exchange
     contracts ................................................................................................           2.15
                                                                                                                      --------
   Total income from investment operations ....................................................................           2.13
                                                                                                                      --------
Net asset value, end of period ................................................................................       $  12.13
                                                                                                                      ========
Total return(1) ...............................................................................................          21.30%
Net assets, end of period (000's) .............................................................................       $      1
Ratio of total expenses to average net assets(2) ..............................................................           0.90%
Ratio of net investment loss to average net assets(2) .........................................................          (0.26)%
Portfolio turnover rate(1) ....................................................................................         115.88%

(1) Not annualized.
(2) Annualized.


ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                                 CLASS I
                                                                       -----------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING ALGER                                                                  YEAR ENDED           YEAR ENDED       OF OPERATIONS) TO
GROWTH PORTFOLIO                                                       DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2001
----------------                                                       -----------------    -----------------    -----------------
Net asset value, beginning of period ................................       $   6.62             $   9.85             $   9.92
                                                                            --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) .....................................          (0.01)               (0.00)+               0.00*
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign currency
     exchange contracts .............................................           2.29                (3.23)               (0.07)
                                                                            --------             --------             --------
   Total income (loss) from investment operations ...................           2.28                (3.23)               (0.07)
                                                                            --------             --------             --------
Net asset value, end of period ......................................       $   8.90             $   6.62             $   9.85
                                                                            ========             ========             ========
Total return ........................................................          34.44%              (32.79)%              (0.71)%(1)
Net assets, end of period (000's) ...................................       $    721             $     82             $     10
Ratio of total expenses to average net assets .......................           1.00%                1.00%                1.00%(2)
Ratio of net investment income (loss) to average net assets .........          (0.21)%              (0.09)%               0.50%(2)
Portfolio turnover rate .............................................         168.93%              245.27%                6.09%(1)

(1) Not annualized.
(2) Annualized.
  * Rounds to less than $0.01.
  + Rounds to less than $(0.01).
  # Rounds to less than 0.01%.

                                                                                                      CLASS I
                                                                                 -------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                    MAY 1, 2002
                                                                                                                   (COMMENCEMENT
ING AMERICAN CENTURY                                                                 YEAR ENDED                  OF OPERATIONS) TO
SMALL CAP VALUE PORTFOLIO                                                        DECEMBER 31, 2003               DECEMBER 31, 2002
-------------------------                                                        -----------------               -----------------
Net asset value, beginning of period ..........................................       $   8.16                        $  10.00
                                                                                      --------                        --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ......................................................           0.02                            0.01
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign
     currency exchange contracts ..............................................           2.89                           (1.84)
                                                                                      --------                        --------
   Total income (loss) from investment operations .............................           2.91                           (1.83)
                                                                                      --------                        --------
LESS DISTRIBUTIONS:
   Net investment income ......................................................          (0.03)                          (0.01)
   Net realized gain on sale of investments ...................................          (0.27)                             --
                                                                                      --------                        --------
   Total distributions ........................................................          (0.30)                          (0.01)
                                                                                      --------                        --------
Net asset value, end of period ................................................       $  10.77                        $   8.16
                                                                                      ========                        ========
Total return ..................................................................          35.84%                         (18.36)%(1)
Net assets, end of period (000's) .............................................       $  8,007                        $    669
Ratio of net expenses to average net assets ...................................           1.32%                           1.40%(2)
Ratio of gross expenses prior to expense reimbursements .......................           1.40%                             --
Ratio of net investment income to average net assets ..........................           0.53%                           0.48%(2)
Ratio of net investment income to average net assets prior
  to expense reimbursements ...................................................           0.45%                             --
Portfolio turnover rate .......................................................         136.81%                          70.04%(1)

(1) Not annualized.
(2) Annualized.
  * Rounds to less than $0.01.
  + Rounds to less than 0.01%.
  # Rounds to less than $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                                      CLASS I
                                                                                 --------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                    MAY 1, 2002
                                                                                                                   (COMMENCEMENT
ING BARON SMALL                                                                      YEAR ENDED                  OF OPERATIONS) TO
CAP GROWTH PORTFOLIO                                                             DECEMBER 31, 2003               DECEMBER 31, 2002
--------------------                                                             -----------------               -----------------
Net asset value, beginning of period ..........................................       $   8.77                        $  10.00
                                                                                      --------                        --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss ........................................................          (0.05)                          (0.03)
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign
     currency exchange contracts ..............................................           3.02                           (1.20)
                                                                                      --------                        --------
   Total income (loss) from investment operations .............................           2.97                           (1.23)
                                                                                      --------                        --------
Net asset value, end of period ................................................       $  11.74                        $   8.77
                                                                                      ========                        ========
Total return ..................................................................          33.87%                         (12.30)%(1)
Net assets, end of period (000's) .............................................       $ 10,522                        $    706
Ratio of net expenses to average net assets ...................................           1.21%                           1.25%(2)
Ratio of gross expenses prior to expense reimbursements .......................           1.25%                             --
Ratio of net investment loss to average net assets ............................          (0.90)%                         (1.01)%(2)
Ratio of net investment income to average net assets prior
  to expense reimbursements ...................................................          (0.94)%                            --
Portfolio turnover rate .......................................................          18.55%                          12.42%(1)

(1) Not annualized.
(2) Annualized.

                                                                                                 CLASS I
                                                                       -----------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING GOLDMAN SACHS(R)                                                       YEAR ENDED           YEAR ENDED       OF OPERATIONS) TO
CAPITAL GROWTH PORTFOLIO                                               DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2001
------------------------                                               -----------------    -----------------    -----------------
Net asset value, beginning of period ................................       $   8.40             $  11.15             $  11.24
                                                                            --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................................           0.02                 0.01                 0.00*
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign
     currency exchange contracts ....................................           1.98                (2.76)               (0.09)
                                                                            --------             --------             --------
   Total income (loss) from investment operations ...................           2.00                (2.75)               (0.09)
                                                                            --------             --------             --------
LESS DISTRIBUTIONS:
   Net investment income ............................................             --                (0.00)+                 --
                                                                            --------             --------             --------
   Total distributions ..............................................             --                (0.00)                  --
                                                                            --------             --------             --------
Net asset value, end of period ......................................       $  10.40             $   8.40             $  11.15
                                                                            ========             ========             ========
Total return ........................................................          23.81%              (24.65)%              (0.80)%(1)
Net assets, end of period (000's) ...................................       $  1,210             $    173             $     10
Ratio of total expenses to average net assets .......................           1.05%                1.05%                1.05%(2)
Ratio of net investment income to average net assets ................           0.30%                0.45%                0.50%(2)
Portfolio turnover rate .............................................          22.77%               31.98%                1.11%(1)

(1) Not annualized.
(2) Annualized.
  * Rounds to less than $0.01.
  + Rounds to less than $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                                                      CLASS I
                                                                                                                 -----------------
                                                                                                                    PERIOD FROM
                                                                                                                    MAY 1, 2003
                                                                                                                   (COMMENCEMENT
ING GOLDMAN SACHS                                                                                                OF OPERATIONS) TO
CORE EQUITY PORTFOLIO                                                                                            DECEMBER 31, 2003
---------------------                                                                                            -----------------
Net asset value, beginning of period ..........................................................................       $  10.00
                                                                                                                      --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ......................................................................................           0.06
   Net realized and change in unrealized gain on
     investments, foreign currency and forward
     foreign currency exchange contracts ......................................................................           2.40
                                                                                                                      --------
   Total income from investment operations ....................................................................           2.46
                                                                                                                      --------
Net asset value, end of period ................................................................................       $  12.46
                                                                                                                      ========
Total return(1) ...............................................................................................          24.60%
Net assets, end of period (000's) .............................................................................       $      1
Ratio of total expenses to average net assets(2) ..............................................................           0.90%
Ratio of net investment income to average net assets(2) .......................................................           0.80%
Portfolio turnover rate(1) ....................................................................................          66.39%

(1) Not annualized.
(2) Annualized.

                                                                                       CLASS I
                                                    ----------------------------------------------------------------------------
                                                     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
ING JPMORGAN FLEMING                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
INTERNATIONAL PORTFOLIO                                 2003           2002(1)          2001            2000            1999
-----------------------                             ------------    ------------    ------------    ------------    ------------
Net asset value, beginning of
  period .........................................    $   8.16        $  10.03        $  18.44        $  25.49        $  16.76
                                                      --------        --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income .........................        0.14            0.06            0.06            0.04            0.12
   Net realized and change in unrealized
     gain (loss) on investments, foreign
     currency and forward foreign
     currency exchange contracts .................        2.26           (1.88)          (4.64)          (4.91)           9.44
                                                      --------        --------        --------        --------        --------
   Total income (loss) from
     investment operations .......................        2.40           (1.82)          (4.58)          (4.87)           9.56
                                                      --------        --------        --------        --------        --------
LESS DISTRIBUTIONS:
   Net investment income .........................       (0.09)          (0.05)          (0.05)          (0.11)          (0.02)
   Net realized gain on sale of investments ......          --              --           (3.78)          (2.07)          (0.81)
                                                      --------        --------        --------        --------        --------
   Total distributions ...........................       (0.09)          (0.05)          (3.83)          (2.18)          (0.83)
                                                      --------        --------        --------        --------        --------
Net asset value, end of period ...................    $  10.47        $   8.16        $  10.03        $  18.44        $  25.49
                                                      ========        ========        ========        ========        ========
Total return .....................................       29.45%         (18.08)%        (26.93)%        (19.59)%         58.41%
Net assets, end of period (000's) ................    $338,566        $282,054        $369,992        $557,941        $704,999
Ratio of total expenses to average
  net assets .....................................        1.00%           1.00%           1.01%           1.00%           1.00%
Ratio of net investment income to
  average net assets .............................        1.56%           0.65%           0.44%           0.22%           0.70%
Portfolio turnover rate ..........................       23.06%         173.74%          96.70%          76.54%          82.03%

(1) Net investment income per share was computed using average shares outstanding.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                                      CLASS I
                                                                                 -------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                    MAY 1, 2002
                                                                                                                   (COMMENCEMENT
ING JPMORGAN                                                                         YEAR ENDED                  OF OPERATIONS) TO
MID CAP VALUE PORTFOLIO                                                          DECEMBER 31, 2003               DECEMBER 31, 2002
-----------------------                                                          -----------------               -----------------
Net asset value, beginning of period ..........................................       $   9.24                        $  10.00
                                                                                      --------                        --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ......................................................           0.05                            0.02
   Net realized and change in unrealized gain (loss)
     on investments, foreign currency and forward
     foreign currency exchange contracts ......................................           2.75                           (0.75)
                                                                                      --------                        --------
   Total income (loss) from investment operations .............................           2.80                           (0.73)
                                                                                      --------                        --------
LESS DISTRIBUTIONS:
   Net investment income ......................................................          (0.05)                          (0.03)
   Net realized gain on sale of investments ...................................          (0.08)                             --
                                                                                      --------                        --------
   Total distributions ........................................................          (0.13)                          (0.03)
                                                                                      --------                        --------
Net asset value, end of period ................................................       $  11.91                        $   9.24
                                                                                      ========                        ========
Total return ..................................................................          30.31%                          (7.30)%(1)
Net assets, end of period (000's) .............................................       $ 16,662                        $    957
Ratio of total expenses to average net assets .................................           1.10%                           1.10%(2)
Ratio of net investment income to average net assets                                      1.04%                           0.85%(2)
Portfolio turnover rate .......................................................          44.14%                          30.55%(1)

(1) Not annualized.
(2) Annualized.

                                                                                       CLASS I
                                                    ----------------------------------------------------------------------------
                                                     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
ING MFS CAPITAL                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
OPPORTUNITIES PORTFOLIO                                2003(1)         2002(1)          2001            2000            1999
-----------------------                             ------------    ------------    ------------    ------------    ------------
Net asset value, beginning of
  period .........................................    $  18.94        $  27.12        $  44.41        $  54.77        $  37.86
                                                      --------        --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ..................        0.10            0.04           (0.03)          (0.12)          (0.08)
   Net realized and change in unrealized
     gain (loss) on investments, foreign
     currency and forward foreign
     currency exchange contracts .................        5.21           (8.22)         (10.25)          (2.08)          18.22
                                                      --------        --------        --------        --------        --------
   Total income (loss) from
     investment operations .......................        5.31           (8.18)         (10.28)          (2.20)          18.14
                                                      --------        --------        --------        --------        --------
LESS DISTRIBUTIONS:
   Net investment income .........................       (0.04)             --              --              --           (0.05)
   Net realized gain on sale of investments ......          --              --           (7.01)          (8.16)          (1.18)
                                                      --------        --------        --------        --------        --------
   Total distributions ...........................       (0.04)             --           (7.01)          (8.16)          (1.23)
                                                      --------        --------        --------        --------        --------
Net asset value, end of period ...................    $  24.21        $  18.94        $  27.12        $  44.41        $  54.77
                                                      ========        ========        ========        ========        ========
Total return .....................................       28.07%         (30.16)%        (24.75)%         (5.72)%         48.79%
Net assets, end of period (000's) ................    $247,542        $212,841        $351,204        $440,433        $323,059
Ratio of total expenses to average
  net assets .....................................        0.90%           0.90%           0.90%           0.90%           0.90%
Ratio of net investment income (loss) to5
  average net assets .............................        0.47%           0.19%          (0.09)%         (0.28)%         (0.20)%
Portfolio turnover rate ..........................       64.97%         151.07%         105.61%         119.72%         170.59%

(1) Net investment income per share was computed using average shares outstanding.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                                      CLASS I
                                                                                 -------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                    MAY 1, 2002
                                                                                                                   (COMMENCEMENT
ING MFS GLOBAL                                                                       YEAR ENDED                  OF OPERATIONS) TO
GROWTH PORTFOLIO                                                                 DECEMBER 31, 2003               DECEMBER 31, 2002
----------------                                                                 -----------------               -----------------
Net asset value, beginning of period ..........................................       $   8.40                        $  10.00
                                                                                      --------                        --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ......................................................           0.00*                           0.02
   Net realized and change in unrealized gain (loss)
     on investments, foreign currency and forward
     foreign currency exchange contracts ......................................           2.83                           (1.62)
                                                                                      --------                        --------
   Total income (loss) from investment operations .............................           2.83                           (1.60)
                                                                                      --------                        --------
LESS DISTRIBUTIONS:
   Net investment income ......................................................          (0.00)+                            --
                                                                                      --------                        --------
   Total distributions ........................................................          (0.00)                             --
                                                                                      --------                        --------
Net asset value, end of period ................................................       $  11.23                        $   8.40
                                                                                      ========                        ========
Total return ..................................................................          33.73%                         (16.00)%(1)
Net assets, end of period (000's) .............................................       $    426                        $     89
Ratio of total expenses to average net assets .................................           1.20%                           1.20%(2)
Ratio of net investment income to average net assets ..........................           0.22%                           0.33%(2)
Portfolio turnover rate .......................................................         157.47%                          87.08%(1)

(1) Not annualized.
(2) Annualized.
  * Rounds to less than $0.01.
  + Rounds to less than $(0.01).

                                                                                                 CLASS I
                                                                       -----------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING OPCAP BALANCED                                                         YEAR ENDED           YEAR ENDED       OF OPERATIONS) TO
VALUE PORTFOLIO                                                        DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2001
---------------                                                        -----------------    -----------------    -----------------
Net asset value, beginning of period ................................       $   9.66             $  12.40             $  12.55
                                                                            --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................................           0.10                 0.07                 0.00*
   Net realized and change in unrealized gain (loss)
     on investments, foreign currency and forward
     foreign currency exchange contracts ............................           2.84                (2.68)               (0.15)
                                                                            --------             --------             --------
   Total income (loss) from investment operations ...................           2.94                (2.61)               (0.15)
                                                                            --------             --------             --------
LESS DISTRIBUTIONS:
   Net investment income ............................................          (0.28)               (0.01)                  --
   Net realized gain on sale of investments .........................             --                (0.12)                  --
                                                                            --------             --------             --------
   Total distributions ..............................................          (0.28)               (0.13)                  --
                                                                            --------             --------             --------
Net asset value, end of period ......................................       $  12.32             $   9.66             $  12.40
                                                                            ========             ========             ========
Total return ........................................................          30.72%              (21.06)%              (1.20)%(1)
Net assets, end of period (000's) ...................................       $  1,064             $    196             $     10
Ratio of total expenses to average net assets .......................           1.00%                1.00%                1.00%(2)
Ratio of net investment income to average net assets ................           1.12%                2.11%                0.67%(2)
Portfolio turnover rate .............................................         124.56%              133.43%                7.53%(1)

(1) Not annualized.
(2) Annualized.
  * Rounds to less than $0.01.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                                      CLASS I
                                                                                 -------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                    MAY 1, 2002
                                                                                                                   (COMMENCEMENT
ING PIMCO                                                                            YEAR ENDED                  OF OPERATIONS) TO
TOTAL RETURN PORTFOLIO                                                           DECEMBER 31, 2003(3)            DECEMBER 31, 2002
----------------------                                                           --------------------            -----------------
Net asset value, beginning of period ..........................................       $  10.55                        $  10.00
                                                                                      --------                        --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ......................................................           0.29                            0.09
   Net realized and change in unrealized gain on
     investments, foreign currency and forward
     foreign currency exchange contracts ......................................           0.17                            0.73
                                                                                      --------                        --------
   Total income from investment operations ....................................           0.46                            0.82
                                                                                      --------                        --------
LESS DISTRIBUTIONS:
   Net investment income ......................................................          (0.32)                          (0.16)
   Net realized gain on sale of investments ...................................          (0.07)                          (0.11)
                                                                                      --------                        --------
   Total distributions ........................................................          (0.39)                          (0.27)
                                                                                      --------                        --------
Net asset value, end of period ................................................       $  10.62                        $  10.55
                                                                                      ========                        ========
Total return ..................................................................           4.36%                           8.21%(1)
Net assets, end of period (000's) .............................................       $ 43,987                        $  8,026
Ratio of total expenses to average net assets .................................           0.85%                           0.85%(2)
Ratio of net investment income to average net assets ..........................           2.67%                           2.99%(2)
Portfolio turnover rate .......................................................         471.09%                         419.33%(1)

(1) Not annualized.
(2) Annualized.
(3) Net investment income per share was computed using average shares outstanding.

                                                                                      CLASS I
                                                    ----------------------------------------------------------------------------
                                                     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
ING SALOMON BROTHERS                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
AGGRESSIVE GROWTH PORTFOLIO                            2003(1)          2002            2001            2000            1999
---------------------------                         ------------    ------------    ------------    ------------    ------------
Net asset value, beginning of period .............    $  26.35        $  40.73        $  58.36       $    82.83      $    55.44
                                                      --------        --------        --------       ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss ...........................       (0.14)          (0.11)          (0.22)           (0.53)          (0.43)
   Net realized and change in unrealized
     gain (loss) on investments, foreign
     currency and forward foreign
     currency exchange contracts .................       10.20          (14.27)         (14.22)          (23.10)          28.46
                                                      --------        --------        --------       ----------      ----------
   Total income (loss) from
     investment operations .......................       10.06          (14.38)         (14.44)          (23.63)          28.03
                                                      --------        --------        --------       ----------      ----------
LESS DISTRIBUTIONS:
   Net realized gain on sale of investments ......          --              --           (3.19)           (0.84)          (0.64)
                                                      --------        --------        --------       ----------      ----------
   Total distributions ...........................          --              --           (3.19)           (0.84)          (0.64)
                                                      --------        --------        --------       ----------      ----------
Net asset value, end of period ...................    $  36.41        $  26.35        $  40.73       $    58.36      $    82.83
                                                      ========        ========        ========       ==========      ==========
Total return .....................................       38.18%         (35.31)%        (25.21)%         (28.78)%         50.88%
Net assets, end of period (000's) ................    $610,593        $452,465        $805,194       $1,116,966      $1,532,002
Ratio of total expenses to average
  net assets .....................................        0.83%           0.82%           0.81%            0.79%           0.80%
Ratio of net investment loss to average
  net assets .....................................       (0.46)%         (0.31)%         (0.48)%          (0.68)%         (0.70)%
Portfolio turnover rate ..........................        0.28%         174.11%         159.72%           13.28%           9.97%

(1) Net investment income per share was computed using average shares outstanding.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                                 CLASS I
                                                                       -----------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                           YEAR ENDED                              (COMMENCEMENT
ING SALOMON BROTHERS                                                   DECEMBER 31, 2003        YEAR ENDED       OF OPERATIONS) TO
FUNDAMENTAL VALUE PORTFOLIO                                                  (3)(4)         DECEMBER 31, 2002    DECEMBER 31, 2001
---------------------------                                            -----------------    -----------------    -----------------
Net asset value, beginning of period ................................       $  12.00             $  16.01             $  15.86
                                                                            --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) .....................................          (0.03)                0.10                 0.01
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign
     currency exchange contracts ....................................           4.92                (4.01)                0.14
                                                                            --------             --------             --------
   Total income (loss) from investment operations ...................           4.89                (3.91)                0.15
                                                                            --------             --------             --------
LESS DISTRIBUTIONS:
   Net investment income ............................................          (0.25)               (0.01)                  --
   Net realized gain on sale of investments .........................             --                (0.09)                  --
                                                                            --------             --------             --------
   Total distributions ..............................................          (0.25)               (0.10)                  --
                                                                            --------             --------             --------
Net asset value, end of period ......................................       $  16.64             $  12.00             $  16.01
                                                                            ========             ========             ========
Total return ........................................................          41.06%              (24.42)%               0.95%(1)
Net assets, end of period (000's) ...................................       $  2,102             $     62             $     10
Ratio of total expenses to average net assets .......................           1.10%                1.10%                1.10%(2)
Ratio of net investment income (loss) to average net assets .........          (0.21)%               2.13%                1.00%(2)
Portfolio turnover rate .............................................         105.09%              114.27%                3.84%(1)

(1) Not annualized.
(2) Annualized.
(3) Net investment income per share was computed using average shares outstanding.
(4) Prior to May 1, 2003 the Portfolio was known as the ING Salomon Brothers Capital Portfolio.

                                                                                                 CLASS I
                                                                       -----------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING SALOMON BROTHERS                                                       YEAR ENDED           YEAR ENDED       OF OPERATIONS) TO
INVESTORS VALUE PORTFOLIO                                              DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2001
-------------------------                                              -----------------    -----------------    -----------------
Net asset value, beginning of period ................................       $   9.97             $  12.90             $  12.92
                                                                            --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................................           0.06                 0.03                 0.01
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign
     currency exchange contracts ....................................           3.09                (2.94)               (0.03)
                                                                            --------             --------             --------
   Total income (loss) from investment operations ...................           3.15                (2.91)               (0.02)
                                                                            --------             --------             --------
LESS DISTRIBUTIONS:
   Net investment income ............................................          (0.09)               (0.01)                  --
   Net realized gain on sale of investments .........................             --                (0.01)                  --
                                                                            --------             --------             --------
   Total distributions ..............................................          (0.09)               (0.02)                  --
                                                                            --------             --------             --------
Net asset value, end of period ......................................       $  13.03             $   9.97             $  12.90
                                                                            ========             ========             ========
Total return ........................................................          31.74%              (22.59)%              (0.15)%(1)
Net assets, end of period (000's) ...................................       $  1,077             $     35             $     10
Ratio of total expenses to average net assets .......................           1.00%                1.00%                1.00%(2)
Ratio of net investment income to average net assets ................           1.20%                0.98%                0.83%(2)
Portfolio turnover rate .............................................          37.69%               46.66%                1.02%(1)

(1) Not annualized.
(2) Annualized.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                      CLASS I
                                                    ----------------------------------------------------------------------------
                                                     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
ING T. ROWE PRICE                                   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
GROWTH EQUITY PORTFOLIO                                 2003           2002(1)          2001            2000            1999
-----------------------                             ------------    ------------    ------------    ------------    ------------
Net asset value, beginning of period .............    $  34.69        $  45.32        $  60.44        $  66.00        $  55.31
                                                      --------        --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income .........................        0.09            0.08            0.09            0.10            0.15
   Net realized and change in unrealized
     gain (loss) on investments, foreign
     currency and forward foreign
     currency exchange contracts .................       10.63          (10.63)          (6.23)           0.30           11.99
                                                      --------        --------        --------        --------        --------
   Total income (loss) from investment
     operations ..................................       10.72          (10.55)          (6.14)           0.40           12.14
                                                      --------        --------        --------        --------        --------
LESS DISTRIBUTIONS:
   Net investment income .........................       (0.06)          (0.08)          (0.07)          (0.18)          (0.26)
   Net realized gain on sale of investments ......          --              --           (8.91)          (5.78)          (1.19)
                                                      --------        --------        --------        --------        --------
   Total distributions ...........................       (0.06)          (0.08)          (8.98)          (5.96)          (1.45)
                                                      --------        --------        --------        --------        --------
Net asset value, end of period ...................    $  45.35        $  34.69        $  45.32        $  60.44        $  66.00
                                                      ========        ========        ========        ========        ========
Total return .....................................       30.93%         (23.29)%        (10.21)%         (0.04)%         22.32%
Net assets, end of period (000's) ................    $669,956        $429,634        $592,879        $687,940        $703,454
Ratio of total expenses to average
  net assets .....................................        0.75%           0.75%           0.75%           0.75%           0.75%
Ratio of net investment income to
  average net assets .............................        0.30%           0.21%           0.20%           0.15%           0.30%
Portfolio turnover rate ..........................       34.01%          49.23%          64.81%          74.61%          53.40%

(1) Net investment income per share was computed using average shares outstanding.

                                                                                                 CLASS I
                                                                       -----------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING UBS U.S. ALLOCATION PORTFOLIO                                          YEAR ENDED           YEAR ENDED       OF OPERATIONS) TO
(FORMERLY ING UBS TACTICAL ASSET ALLOCATION PORTFOLIO)                 DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2001
------------------------------------------------------                 -----------------    -----------------    -----------------
Net asset value, beginning of period ................................       $  23.94             $  31.14             $  31.41
                                                                            --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................................           0.14                 0.07                 0.00*
   Net realized and change in unrealized gain (loss)
     on investments, foreign currency and forward
     foreign currency exchange contracts ............................           6.40                (7.22)               (0.27)
                                                                            --------             --------             --------
   Total income (loss) from investment operations ...................           6.54                (7.15)               (0.27)
                                                                            --------             --------             --------
LESS DISTRIBUTIONS:
   Net investment income ............................................          (0.13)               (0.00)+                 --
   Net realized gain on sale of investments .........................             --                (0.05)                  --
                                                                            --------             --------             --------
   Total distributions ..............................................          (0.13)               (0.05)                  --
                                                                            --------             --------             --------
Net asset value, end of period ......................................       $  30.35             $  23.94             $  31.14
                                                                            ========             ========             ========
Total return ........................................................          27.37%              (22.92)%              (0.86)%(1)
Net assets, end of period (000's) ...................................       $  2,883             $  1,378             $     10
Ratio of total expenses to average net assets .......................           1.10%                1.10%                1.10%(2)
Ratio of net investment income to average net assets ................           0.72%                0.73%                0.17%(2)
Portfolio turnover rate .............................................          16.74%               14.92%                4.82%(1)

(1) Not Annualized.
(2) Annualized.
  * Rounds to less than $0.01.
  + Rounds to less than $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                      CLASS I
                                                    ----------------------------------------------------------------------------
                                                     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
ING UBS U.S. LARGE CAP EQUITY PORTFOLIO             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
(FORMERLY ING MFS RESEARCH EQUITY PORTFOLIO)           2003(1)          2002            2001            2000            1999
--------------------------------------------        ------------    ------------    ------------    ------------    ------------
Net asset value, beginning of period .............    $   6.07        $   8.11        $  13.08        $  14.78        $  11.93
                                                      --------        --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ..................        0.06            0.03            0.01           (0.02)          (0.00)*
   Net realized and change in unrealized
     gain (loss) on investments, foreign
     currency and forward foreign
     currency exchange contracts .................        1.45           (2.06)          (2.58)          (0.53)           2.88
                                                      --------        --------        --------        --------        --------
   Total income (loss) from
     investment operations .......................        1.51           (2.03)          (2.57)          (0.55)           2.88
                                                      --------        --------        --------        --------        --------
LESS DISTRIBUTIONS:
   Net investment income .........................       (0.04)          (0.01)             --              --           (0.03)
   Net realized gain on sale of investments ......          --              --           (2.40)          (1.15)             --
                                                      --------        --------        --------        --------        --------
   Total distributions ...........................       (0.04)          (0.01)          (2.40)          (1.15)          (0.03)
                                                      --------        --------        --------        --------        --------
Net asset value, end of period ...................    $   7.54        $   6.07        $   8.11        $  13.08        $  14.78
                                                      ========        ========        ========        ========        ========
Total return .....................................       24.95%         (24.89)%        (20.78)%         (4.48)%         24.03%
Net assets, end of period (000's) ................    $264,755        $245,281        $384,924        $528,582        $553,414
Ratio of total expenses to average
  net assets .....................................        0.85%           0.85%           0.85%           0.84%           0.85%
Ratio of net investment income (loss) to
  average net assets .............................        0.83%           0.50%           0.15%          (0.14)%         (0.03)%
Portfolio turnover rate ..........................      125.91%         105.62%          91.72%          93.38%          86.07%

  * Rounds to less than $(0.01).
(1) Prior to May 1, 2003, the Portfolio was known as the ING MFS Research Portfolio.

                                                                                                      CLASS I
                                                                                 -------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                    MAY 1, 2002
                                                                                                                   (COMMENCEMENT
ING VAN KAMPEN                                                                       YEAR ENDED                  OF OPERATIONS) TO
COMSTOCK PORTFOLIO                                                               DECEMBER 31, 2003               DECEMBER 31, 2002
------------------                                                               -----------------               -----------------
Net asset value, beginning of period ..........................................       $   8.35                        $  10.00
                                                                                      --------                        --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ......................................................           0.09                            0.04
   Net realized and change in unrealized gain (loss)
     on investments, foreign currency and forward
     foreign currency exchange contracts ......................................           2.41                           (1.64)
                                                                                      --------                        --------
   Total income (loss) from investment operations .............................           2.50                           (1.60)
                                                                                      --------                        --------
LESS DISTRIBUTIONS:
   Net investment income ......................................................          (0.08)                          (0.05)
   Net realized gain on sale of investments ...................................          (0.17)                             --
                                                                                      --------                        --------
   Total distributions ........................................................          (0.25)                          (0.05)
                                                                                      --------                        --------
Net asset value, end of period ................................................       $  10.60                        $   8.35
                                                                                      ========                        ========
Total return ..................................................................          29.92%                         (16.01)%(1)
Net assets, end of period (000's) .............................................       $ 33,398                        $  3,874
Ratio of total expenses to average net assets .................................           0.95%                           0.95%(2)
Ratio of net investment income to average net assets ..........................           1.28%                           1.70%(2)
Portfolio turnover rate .......................................................          31.53%                          46.52%(1)

(1) Not annualized.
(2) Annualized.

                               ING PARTNERS, INC.
                              151 FARMINGTON AVENUE
                             HARTFORD, CT 06156-8962

For investors who want more information about the Fund, the following documents are available free upon request:

o STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated May 1, 2004, contains more detailed information about the Fund and is incorporated by reference into (made legally a part of) this prospectus.

o ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

For a free copy of the SAI or the Fund's annual and semi-annual reports call 1-800-262-3862, or write to ING Partners, Inc., at the address listed above.

The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Funds. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, Washington, D.C., 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.

                                        Investment Company Act File No. 811-8319

MAY 1, 2004                                           PROSPECTUS - SERVICE CLASS
                                                                   ADVISER CLASS

--------------------------------------------------------------------------------

                               ING PARTNERS, INC.

ING Partners, Inc. (the Fund) is a mutual fund authorized to issue multiple series of shares. Each series is individually called a Portfolio, and collectively the series are called the Portfolios. ING Life Insurance and Annuity Company ("ILIAC" or "the Adviser") serves as the Investment Adviser of each Portfolio, and each Portfolio has a Sub-Adviser. The Fund's twenty-one Portfolios (and their Sub-Advisers) are:

o ING AELTUS ENHANCED INDEX PORTFOLIO - Sub-Adviser: Aeltus Investment Management, Inc.
o  ING ALGER AGGRESSIVE GROWTH PORTFOLIO - Sub-Adviser: Fred Alger Management,
   Inc.
o ING ALGER CAPITAL APPRECIATION PORTFOLIO - Sub-Adviser: Fred Alger Management, Inc.
o  ING ALGER GROWTH PORTFOLIO - Sub-Adviser: Fred Alger Management, Inc.
o ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO - Sub-Adviser: American Century Investment Management, Inc.
o  ING BARON SMALL CAP GROWTH PORTFOLIO - Sub-Adviser: BAMCO, Inc.
o ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO* - Sub-Adviser: Goldman Sachs Asset Management, L.P.
o ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO* - Sub-Adviser: Goldman Sachs Asset Management, L.P.
o ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO -Sub-Adviser: J.P. Morgan Fleming Asset Management (London) Ltd.
o ING JPMORGAN MID CAP VALUE PORTFOLIO - Sub-Adviser: J.P. Morgan Investment Management Inc.
o ING MFS CAPITAL OPPORTUNITIES PORTFOLIO - Sub-Adviser: Massachusetts Financial Services Company
o ING MFS GLOBAL GROWTH PORTFOLIO - Sub-Adviser: Massachusetts Financial Services Company
o  ING OPCAP BALANCED VALUE PORTFOLIO - Sub-Adviser: OpCap Advisors LLC
o ING PIMCO TOTAL RETURN PORTFOLIO - Sub-Adviser: Pacific Investment Management Company LLC
o ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO - Sub-Adviser: Salomon Brothers Asset Management Inc
o ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO - Sub-Adviser: Salomon Brothers Asset Management Inc
o ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO - Sub-Adviser: Salomon Brothers Asset Management Inc
o ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO - Sub-Adviser: T. Rowe Price Associates, Inc.
o  ING UBS U.S. ALLOCATION PORTFOLIO - Sub-Adviser: UBS Global Asset Management
   (US) Inc.
o ING UBS U.S. LARGE CAP EQUITY PORTFOLIO - Sub-Adviser: UBS Global Asset Management (Americas) Inc.
o  ING VAN KAMPEN COMSTOCK PORTFOLIO - Sub-Adviser: Van Kampen

Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans ("Qualified Plans") outside the separate account context, certain investment advisers and their affiliates and other management investment companies.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

*Goldman Sachs(R) is a registered service mark of Goldman, Sachs & Co., and it is used by agreement with Goldman, Sachs & Co.

                                TABLE OF CONTENTS

                                                                            Page

Fund Summaries
ING Aeltus Enhanced Index Portfolio
ING Alger Aggressive Growth Portfolio
ING Alger Capital Appreciation Portfolio
ING Alger Growth Portfolio
ING American Century Small Cap Value Portfolio
ING Baron Small Cap Growth Portfolio
ING Goldman Sachs(R) Capital Growth Portfolio
ING Goldman Sachs(R) Core Equity Portfolio
ING JPMorgan Fleming International Portfolio
ING JPMorgan Mid Cap Value Portfolio
ING MFS Capital Opportunities Portfolio
ING MFS Global Growth Portfolio
ING OpCap Balanced Value Portfolio
ING PIMCO Total Return Portfolio
ING Salomon Brothers Aggressive Growth Portfolio
ING Salomon Brothers Fundamental Value Portfolio
ING Salomon Brothers Investors Value Portfolio
ING T. Rowe Price Growth Equity Portfolio
ING UBS U.S. Allocation Portfolio
ING UBS U.S. Large Cap Equity Portfolio
ING Van Kampen Comstock Portfolio

Portfolio Fees and Expenses

Summary of Principal Risks
Additional Information About Investment Strategies
Management of the Portfolios
Portfolio Distribution
Shareholder Information
Performance
Financial Highlights

                       ING AELTUS ENHANCED INDEX PORTFOLIO
                   (FORMERLY ING DSI ENHANCED INDEX PORTFOLIO)
          SUB-ADVISER: AELTUS INVESTMENT MANAGEMENT, INC. (ING AELTUS)

INVESTMENT OBJECTIVE

Seeks to outperform the total return of the Standard & Poor's Composite Index (S&P 500 Index), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests at least 80% of its assets in stocks included in the S&P
500. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing the Portfolio, ING Aeltus attempts to achieve the Portfolio's objective by overweighting those stocks in the S&P 500 that ING Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that ING Aeltus believes will underperform the index. Stocks that ING Aeltus believes are likely to match the performance of the S&P 500 are generally invested in proportion to their representation in the index. In determining stock weightings, ING Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, ING Aeltus generally includes in the Portfolio between 400 and 450 of the stocks included in the S&P 500. Although the Portfolio will not hold all the stocks in the S&P 500, ING Aeltus expects that there will be a close correlation between the performance of the Portfolio and that of the S&P 500 in both rising and falling markets, as the Portfolio is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500.

The Portfolio may invest in U.S. dollar denominated foreign securities that are included in the S&P 500 Index and traded on recognized U.S. exchanges or in the U.S. over-the-counter market. The Portfolio may also invest in derivative instruments in order to gain exposure to the Index, sectors, or individual securities, as well as to equitize cash flows.

ING Aeltus may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                Derivatives Risk
                            ING Aeltus Strategy Risk
                               Index Tracking Risk
                             Market and Company Risk
                                   Stock Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                      2002                    -23.03%
                      2003                     26.99%

The best calendar quarter return since inception of the ADV Class of the Portfolio was 15.35% in the second quarter of 2003; the worst was -17.53% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                                     1 YEAR   SINCE INCEPTION

   ING Aeltus Enhanced Index Portfolio (S Class)     27.38%        -1.28%
   ING Aeltus Enhanced Index Portfolio (ADV Class)   26.99%        -1.51%
   S&P 500 Index                                     28.68%         0.12%
   Morningstar Large Blend Fund Average              26.72%        -0.67%*

      * Since December 31, 2001.

In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the S&P 500 Index and the Morningstar Large Blend Fund Average. The Standard & Poor's 500 (S&P 500) Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S and ADV Class of the Portfolio commenced operations on December 10, 2001. Prior to January 23, 2004, the Portfolio was managed by DSI International Management, Inc. and was known as the ING DSI Enhanced Index Portfolio.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                      ING ALGER AGGRESSIVE GROWTH PORTFOLIO
                SUB-ADVISER: FRED ALGER MANAGEMENT, INC. (ALGER)

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 65% of its total assets) in the equity securities of companies having a market capitalization within the range of companies in the Russell MidCap Growth Index or the S&P Mid Cap 400 Index. Alger focuses on midsize companies with promising growth potential. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                Growth Stock Risk
                             Market and Company Risk
                               Mid Cap Growth Risk
                              Over the Counter Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                      2002                    -30.32%
                      2003                     44.29%

The best calendar quarter return since inception of the ADV Class of the Portfolio was 19.81% in the second quarter of 2003; the worst was -18.62% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                                     1 YEAR   SINCE INCEPTION

   ING Alger Aggressive Growth Portfolio             44.60%         0.87%
     (S Class)
   ING Alger Aggressive Growth Portfolio             44.29%         0.67%
     (ADV Class)
   S&P Mid Cap 400 Index                             35.64%         7.66%
   Russell MidCap Growth Index                       42.72%         1.79%
   Morningstar Mid-Cap Growth Fund Average           36.09%        -0.94%*

      * Since December 31, 2001.

In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the S&P Mid Cap 400 Index, the Russell MidCap Growth Index and the Morningstar Mid-Cap Growth Fund Average. The S&P Mid Cap 400 Index is a broad-based unmanaged capitalization weighted index of mid-capitalization companies. The Russell MidCap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Portfolio has selected the Russell MidCap Growth Index as an additional benchmark. The Russell MidCap Growth Index is an index of common stocks designed to track performance of medium capitalization companies with greater than average growth orientation. The Morningstar Mid-Cap Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S and ADV Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                    ING ALGER CAPITAL APPRECIATION PORTFOLIO
                SUB-ADVISER: FRED ALGER MANAGEMENT, INC. (ALGER)

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 65% of its total assets, under normal circumstances) in the equity securities of companies of any size which demonstrate promising growth potential. The Portfolio has the ability to borrow money to buy additional securities, thereby giving it the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                Growth Stock Risk
                                 Leveraging Risk
                             Market and Company Risk
                              Over the Counter Risk
                    Small and Mid-Capitalization Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The Portfolio commenced operations on May 1, 2003. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided; however, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                           ING ALGER GROWTH PORTFOLIO
                SUB-ADVISER: FRED ALGER MANAGEMENT, INC. (ALGER)

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 65% of its total assets) in the equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $10 billion or greater. Alger focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                Growth Stock Risk
                             Market and Company Risk
                              Over the Counter Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                      2002                    -33.20%
                      2003                     33.89%

The best calendar quarter return since inception of the ADV Class of the Portfolio was 17.18% in the second quarter of 2003; the worst was -19.93% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                                     1 YEAR   SINCE INCEPTION

   ING Alger Growth Portfolio (S Class)              34.29%        -5.39%
   ING Alger Growth Portfolio (ADV Class)            33.89%        -5.60%
   Russell 1000 Growth Index                         29.76%        -3.27%
   Morningstar Large Growth Fund Average             28.55%        -3.76%*

      * Since December 31, 2001.

In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the Russell 1000 Growth Index and the Morningstar Large Growth Fund Average. The Russell 1000 Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S and ADV Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                 ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO
  SUB-ADVISER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. (AMERICAN CENTURY)

INVESTMENT OBJECTIVE

Long-term growth of capital, income is a secondary objective

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio seeks to achieve its investment objective by investing primarily (at least 80% of its net assets under normal circumstances) in U.S. equity securities of small cap companies. American Century considers small cap companies to include those with a market capitalization no larger than that of the largest company in the S&P Small Cap 600 Index or the Russell 2000 Index. In selecting securities for the Portfolio, American Century looks for stocks of companies that they believe are undervalued at the time of purchase. American Century attempts to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                  Currency Risk
                                Derivatives Risk
                              Foreign Markets Risk
                             Market and Company Risk
                        Small Capitalization Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio for the first full calendar year of operation. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                      2003                     35.08%

The best calendar quarter return since inception of the ADV Class of the Portfolio was 18.50% in the second quarter of 2003; the worst was -19.16% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                                     1 YEAR   SINCE INCEPTION

   ING American Century Small Cap Value Portfolio    35.49%         6.13%
     (S Class)
   ING American Century Small Cap Value Portfolio    35.08%         5.83%
     (ADV Class)
   S&P Small Cap 600 Index                           38.80%         4.55%
   Morningstar Small Blend Average                   42.77%         6.28%*

      * Since May 1, 2002.

In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the S&P Small Cap 600 Index and the Morningstar Small Blend Average. The S&P Small Cap 600 Index is a market value-weighted index of 600 small-sized domestic stocks. The Morningstar Small Blend Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S and ADV Class of the Portfolio commenced operations on May 1, 2002.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                      ING BARON SMALL CAP GROWTH PORTFOLIO
                        SUB-ADVISER: BAMCO, INC. (BAMCO)

INVESTMENT OBJECTIVE

Capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 80% of its total assets under normal circumstances) in the securities of smaller companies with market values under $2.5 billion as measured at the time of purchase. The Portfolio will not sell positions just because their market values have increased. The Portfolio will add to positions in a company within the limits stated even though its market capitalization has increased through appreciation beyond $2.5 billion, if, in BAMCO's judgment, the company is still an attractive investment.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                                   Credit Risk
                                Growth Stock Risk
                              Large Positions Risk
                             Market and Company Risk
                        Small Capitalization Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio for the first full calendar year of operation. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                      2003                     33.18%

The best calendar quarter return since inception of the ADV Class of the Portfolio was 17.65% in the second quarter of 2003; the worst was -9.47% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                                     1 YEAR   SINCE INCEPTION

   ING Baron Small Cap Growth Portfolio (S Class)    33.45%         9.79%
   ING Baron Small Cap Growth Portfolio (ADV Class)  33.18%         9.51%
   Russell 2000 Index                                47.25%         6.79%
   Morningstar Small Cap Growth Average              45.00%         4.21%*

      * Since May 1, 2002.

In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the Russell 2000 Index and the Morningstar Small Cap Growth Average. The Russell 2000 Index is a broad-based unmanaged capitalization weighted index of small capitalization companies. The Morningstar Small Cap Growth Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S and ADV Class of the Portfolio commenced operations on May 1, 2002.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                  ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO
            SUB-ADVISER: GOLDMAN SACHS ASSET MANAGEMENT, L. P. (GSAM)

INVESTMENT OBJECTIVE

Long-term growth of capital

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests, under normal circumstances, at least 90% of its total assets in equity investments. The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by GSAM to have long-term capital appreciation potential. Although the Portfolio invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                   Credit Risk
                                  Currency Risk
                                Derivatives Risk
                              Emerging Growth Risk
                              Emerging Markets Risk
                              Foreign Markets Risk
                                Growth Stock Risk
                               Interest Rate Risk
                                 Liquidity Risk
                             Market and Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                      2002                    -24.56%
                      2003                     23.19%

The best calendar quarter return since inception of the ADV Class of the Portfolio was 12.99% in the second quarter of 2003; the worst was -15.51% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                                     1 YEAR   SINCE INCEPTION

   ING Goldman Sachs(R) Capital Growth Portfolio     23.63%        -3.88%
     (S Class)
   ING Goldman Sachs(R) Capital Growth Portfolio     23.19%        -3.87%
     (ADV Class)
   S&P 500 Index                                     28.68%         0.12%
   Russell 1000 Growth Index                         29.76%        -3.27%
   Morningstar Large Blend Fund Average              26.72%        -0.67%*

      * Since December 31, 2001.

In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the S&P 500 Index, the Russell 1000 Growth Index and the Morningstar Large Blend Fund Average. The S&P 500 Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Russell 1000 Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The Portfolio changed its benchmark to the Russell 1000 Growth Index as this index tracks the performance of stocks GSAM believes are more closely representative of stocks normally held by the Portfolio. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S and ADV Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                   ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO
            SUB-ADVISER: GOLDMAN SACHS ASSET MANAGEMENT, L.P. (GSAM)

INVESTMENT OBJECTIVE

Long-term growth of capital and dividend income

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests, under normal circumstances, at least 90% of its total assets in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States. The Portfolio seeks to achieve its investment objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                   Credit Risk
                                  Currency Risk
                                Derivatives Risk
                              Emerging Growth Risk

                              Foreign Markets Risk
                                Growth Stock Risk
                               Interest Rate Risk
                                 Liquidity Risk
                             Market and Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The Portfolio commenced operations on May 1, 2003. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided; however, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                  ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO
         SUB-ADVISER: J.P. MORGAN FLEMING ASSET MANAGEMENT (LONDON) LTD.
                               (JPMORGAN FLEMING)

INVESTMENT OBJECTIVE

Long-term growth of capital

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 65% of its total assets) in the equity securities of foreign companies that JPMorgan Fleming believes have high growth potential. The Portfolio will normally invest in a number of issuers in several countries other than the U.S. and will invest in securities in both developed and developing markets. The Portfolio will seek to invest in those companies that JPMorgan Fleming believes are best able to capitalize on the growth and changes taking place within and between various regions of the world. Typically, these are companies with leading or rapidly-developing business franchises, strong financial positions, and high quality management, capable of defining and implementing company strategies to take advantage of local, regional or global market changes.

The Portfolio also may invest in debt securities issued by foreign and U.S. companies, including non-investment grade debt securities.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                                   Credit Risk
                                  Currency Risk
                              Emerging Markets Risk
                              Foreign Markets Risk
                              Geographic Focus Risk
                               Interest Rate Risk
                             Market and Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The Fund introduced the S Class and ADV Class shares on December 10, 2001. Therefore, for periods prior to the S Class and ADV Class inception date, the performance information shown below for each class is the performance of the Initial Class (I Class) of the Portfolio, adjusted to reflect the operating expenses of the S Class and the ADV Class, respectively. The I Class of the Portfolio commenced operations on November 28, 1997, however the I Class is not offered in this Prospectus. The S Class and ADV Class would have substantially similar performance as the I Class because they invest in the same portfolio of securities. The performance will differ only to the extent that each class does not have the same operating expenses. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                      1998                     18.52%
                      1999                     57.84%
                      2000                    -20.16%
                      2001                    -27.50%
                      2002                    -18.48%
                      2003                     28.98%

The best calendar quarter return since inception of the I Class of the Portfolio, adjusted to reflect the operating expenses of the ADV Class, was 30.35% in the fourth quarter of 1999; the worst was -20.07% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                              1 YEAR   5 YEARS   SINCE INCEPTION

ING JPMorgan Fleming International Portfolio  29.38%    -0.54%        2.67%
  (S Class)
ING JPMorgan Fleming International Portfolio  28.98%    -0.83%        2.38%
  (ADV Class)
MSCI EAFE Index                               38.59%     0.26%        1.45%
Morningstar Foreign Large Blend Average       33.32%     0.49%        2.54%*

      * Since December 1, 1997.

In the table, the S Class and ADV Class average annual total returns for the periods shown are calculated using the I Class share returns through the commencement of operations of the S and ADV Class on December 10, 2001 and adjusting for the operating expenses of the S and ADV Class shares, respectively, and using the actual return of the S and ADV Class from December 10, 2001 to December 31, 2003. The S Class and ADV Class total returns are compared with the MSCI EAFE Index and the Morningstar Foreign Large Blend Average. The MSCI EAFE Index is an unmanaged index that includes securities traded on 16 exchanges in Europe, Australia, and the Far East. The Morningstar Foreign Large Blend Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                      ING JPMORGAN MID CAP VALUE PORTFOLIO
           SUB-ADVISER: J.P. MORGAN INVESTMENT MANAGEMENT INC. (JPMIM)

INVESTMENT OBJECTIVE

Growth from capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 80% of its net assets under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMIM believes to be undervalued. Market capitalization is the total market value of a company's shares. Under normal market conditions, the Portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depository receipts. The Portfolio also may use derivatives to hedge various market risks or to increase the Portfolio's income.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                             Depositary Receipt Risk
                                Derivatives Risk
                              Foreign Markets Risk
                               Interest Rate Risk
                             Market and Company Risk
                              Over the Counter Risk
                    Small and Mid-Capitalization Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

The Portfolio is not diversified, which means that it may invest a higher percentage of its assets in any one issuer than a diversified fund would. This makes the value of its shares more sensitive to the economic problems affecting a particular issuer.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio for the first full calendar year of operation. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                      2003                     29.68%

The best calendar quarter return since inception of the ADV Class of the Portfolio was 13.95% in the second quarter of 2003; the worst was -9.77% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                                     1 YEAR   SINCE INCEPTION

   ING JPMorgan Mid Cap Value Portfolio (S Class)    30.05%        11.67%
   ING JPMorgan Mid Cap Value Portfolio (ADV Class)  29.68%        11.40%
   Russell Mid Cap Value Index                       38.10%         9.12%
   Morningstar Mid Cap Value Average                 34.38%         5.38%*

      * Since May 1, 2002.

In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the Russell Mid Cap Value Index and the Morningstar Mid Cap Value Average. The Russell Mid Cap Value Index measures the performance of those companies in the Russell Mid Cap Value Index with lower than price to book ratios and lower forecasted growth values. The Morningstar Mid Cap Value Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S and ADV Class of the Portfolio commenced operations on May 1, 2002.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                     ING MFS CAPITAL OPPORTUNITIES PORTFOLIO
           SUB-ADVISER: MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)

INVESTMENT OBJECTIVE

Capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 65% of its net assets) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Portfolio focuses on companies that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flows. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets.

MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and MFS' large group of equity research analysts.

The Portfolio may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

The Portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategy.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                   Credit Risk
                                  Currency Risk
                             Depositary Receipt Risk
                              Emerging Markets Risk
                              Foreign Markets Risk
                             Market and Company Risk
                              Over the Counter Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The Fund introduced the S Class and ADV Class shares on December 10, 2001. Therefore, for periods prior to the S Class and ADV Class inception date, the performance information shown below for each class is the performance of the Initial Class (I Class) of the Portfolio, adjusted to reflect the operating expenses of the S Class and the ADV Class, respectively. The I Class of the Portfolio commenced operations on November 28, 1997, however the I Class is not offered in this Prospectus. The S Class and ADV Class would have substantially similar performance as the I Class because they invest in the same portfolio of securities. The performance will differ only to the extent that each class does not have the same operating expenses. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                      1998                     26.17%
                      1999                     48.22%
                      2000                     -6.29%
                      2001                    -25.32%
                      2002                    -30.51%
                      2003                     27.39%

The best calendar quarter return since inception of the I Class of the Portfolio, adjusted to reflect the operating expenses of the ADV Class, was 28.70% in the fourth quarter of 1999; the worst was -28.25% in the third quarter of 2001.

PERIODS ENDED DECEMBER 31, 2003

                                              1 YEAR   5 YEARS   SINCE INCEPTION

ING MFS Capital Opportunities Portfolio       27.74%    -1.42%        2.95%
  (S Class)
ING MFS Capital Opportunities Portfolio       27.39%    -1.71%        2.66%
  (ADV Class)
S&P 500 Index                                 28.68%    -0.61%        4.02%
Morningstar Large Blend Fund Average          26.72%    -0.43%        3.21%*

      * Since December 1, 1997.

In the table, the S Class and ADV Class average annual total returns for the periods shown are calculated using the I Class share returns through the commencement of operations of the S and ADV Class on December 10, 2001 and adjusting for the operating expenses of the S and ADV Class shares, respectively, and using the actual return of the S and ADV Class from December 10, 2001 to December 31, 2003. The S and ADV Class total returns are compared with the S&P 500 Index and the Morningstar Large Blend Fund Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                         ING MFS GLOBAL GROWTH PORTFOLIO
           SUB-ADVISER: MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)

INVESTMENT OBJECTIVE

Capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 65% of its net assets under normal circumstances) in common stocks and related equity securities such as preferred stock, convertible securities and depositary receipts. The Portfolio seeks to achieve its investment objective by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy. The equity securities in which the Portfolio invests are derived from companies in three distinct market sectors: (1) U.S. emerging growth companies, which are domestic companies that MFS believes are either early in their life cycle but which have the potential to become major enterprises, or are major enterprises whose rates of earnings growth are expected to accelerate due to special factors; (2) foreign growth companies, which are foreign companies located in more developed securities markets that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings and cash flow; and, (3) emerging market securities, which are securities of issuers whose principal activities are located in emerging market countries.

Under normal circumstances, the Portfolio invests in at least three different countries, one of which may be the United States. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets. The Portfolio also may engage in active and frequent trading to achieve its principal investment strategies.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                              Asset Allocation Risk
                                  Currency Risk
                             Depositary Receipt Risk
                              Emerging Growth Risk
                              Emerging Markets Risk
                              Foreign Markets Risk
                              Geographic Focus Risk
                             Market and Company Risk
                              Over the Counter Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

Effective May 1, 2004, the Portfolio is a diversified series of the Fund. This means that, with respect to 75% of its total assets, the Portfolio may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer, if, as a result, more than 5% of the portfolio's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities, cash and cash items or to investments in other investment companies.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio for the first full calendar year of operation. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                      2003                     31.50%

The best calendar quarter return since inception of the ADV Class of the Portfolio was 15.47% in the second quarter of 2003; the worst was -14.35% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                                     1 YEAR   SINCE INCEPTION

   ING MFS Global Growth Portfolio (S Class)         31.82%         6.21%
   ING MFS Global Growth Portfolio (ADV Class)       31.50%         5.98%
   MSCI All Country World Free Index                 34.63%         4.15%
   Morningstar World Stock Average                   34.33%         5.26%*

      * Since May 1, 2002.

In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the MSCI All Country World Free Index and the Morningstar World Stock Average. The MSCI All Country World Free Index is a broad-based unmanaged index of developed country and emerging market equities. The Morningstar World Stock Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S and ADV Class of the Portfolio commenced operations on May 1, 2002.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                       ING OPCAP BALANCED VALUE PORTFOLIO
                     SUB-ADVISER: OPCAP ADVISORS LLC (OPCAP)

INVESTMENT OBJECTIVE

Capital growth, and secondarily, investment income

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 25% of its total assets in equity securities, including common stocks and preferred stocks, and expects to have between 50% to 75% of its total assets invested in equities. The Portfolio also invests at least 25% of its total assets in fixed-income senior securities. The Portfolio's investments in fixed income senior securities include bonds, debentures, notes, participation interests in loans, convertible securities, and U.S. Government securities. U.S. Government securities include a variety of securities issued by the U.S. Treasury or by U.S. government-related entities. While certain U.S. government-related entities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

To seek long-term growth of net asset value per share, the Portfolio normally invests half or more of its assets in common stocks that the portfolio manager believes are undervalued in the marketplace, mainly the common stocks of U.S. issuers or companies with significant U.S. operations. The Portfolio also invests in other equity securities, such as preferred stock and securities convertible into common stock. The Portfolio also buys corporate and government bonds, notes, and other debt securities for investment income and capital appreciation, which can include securities below investment grade.

OpCap searches primarily for securities of established companies believed to be undervalued in the marketplace, in relation to factors such as a company's assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases.

OpCap allocates the Portfolio's investments among equity and debt securities after assessing the relative values of these different types of investments under prevailing market conditions. Within the parameters for stock and bond investments described above under normal market conditions, the Portfolio might hold stocks, bonds, and money market instruments in different proportions at different times. OpCap might increase the relative emphasis of investments in bonds and other fixed income securities, instead of stocks when it thinks that:

o  common stocks in general appear to be overvalued,
o debt securities present better capital growth and income opportunities relative to common stocks because of declining interest rates or improved issuer credit quality, or
o it is desirable to maintain liquidity pending investment in equity securities to seek capital growth opportunities.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                   Credit Risk
                               Industry Focus Risk
                               Interest Rate Risk
                             Market and Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                      2002                    -21.46%
                      2003                     30.08%

The best calendar quarter return since inception of the ADV Class of the Portfolio was 15.33% in the second quarter of 2003; the worst was -15.55% in the second quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                                     1 YEAR   SINCE INCEPTION

   ING OpCap Balanced Value Portfolio                30.32%         0.69%
     (S Class)
   ING OpCap Balanced Value Portfolio                30.08%         0.45%
     (ADV Class)
   60% S&P 500 Index/40% LB Intermediate             18.93%         3.32%
     Government/Credit Bond Index
   Morningstar Moderate Allocation Average           20.06%         2.99%*

      * Since December 31, 2001.

In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the 60% S&P 500 Index/40% LB Intermediate Government/Credit Bond Index and the Morningstar Moderate Allocation Average. The 60% S&P 500 Index/40% LB Intermediate Government/Credit Bond Index is a combination of the S&P 500 Index and the LB Intermediate Government/Credit Bond Index. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The LB Intermediate Government/Credit Bond Index is an index made up of the Lehman Brothers Intermediate Government and Credit Bond indexes, including U.S. Government Treasury and agency securities as well as corporate and Yankee bonds. The Morningstar Moderate Allocation Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S and ADV Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                        ING PIMCO TOTAL RETURN PORTFOLIO
         SUB-ADVISER: PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)

INVESTMENT OBJECTIVE

Maximum total return, consistent with capital preservation and prudent investment management

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets plus borrowings for investment purposes in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign exposure may be obtained through both developed and emerging markets countries. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

Investments in fixed income securities may include debt securities of the U.S. government, its agencies and instrumentalities, debt securities of U.S. corporations, mortgage-backed securities and asset-backed securities. U.S. Government securities include a variety of securities issued by U.S. Government entities that are backed by the full faith and credit of the United States (such as the Government National Mortgage Association and the Federal Housing Administration) or whose issuing agency or instrumentality has the right to borrow from the U.S. Treasury (such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation), or that are backed solely by the credit of the issuing agency or instrumentality (such as the Federal Farm Credit System and the Federal Home Loan Banks). While certain U.S. government-related entities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The total return sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                   Credit Risk
                                  Currency Risk
                                Derivatives Risk

                              Emerging Markets Risk

                              Foreign Markets Risk
                               Interest Rate Risk
                                 Leveraging Risk
                                 Liquidity Risk
                             Market and Company Risk
                                  Mortgage Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

Bar Chart

                      2003                      3.86%

The best calendar quarter return since inception of the ADV Class of the Portfolio was 4.14% in the third quarter of 2002; the worst was 0% in the third quarter of 2003.

PERIODS ENDED DECEMBER 31, 2003

                                                     1 YEAR   SINCE INCEPTION

   ING PIMCO Total Return Portfolio (S Class)         4.06%         7.28%
   ING PIMCO Total Return Portfolio (ADV Class)       3.86%         7.04%
   Lehman Brothers Aggregate Bond Index               4.10%         7.31%
   Morningstar Intermediate-Term Bond Average         4.92%         6.70%*

      * Since May 1, 2002.

In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the Lehman Brothers Aggregate Bond Index and the Morningstar Intermediate-Term Bond Average. The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index including securities that are of investment-grade quality or better and have at least one year to maturity. The Morningstar Intermediate-Term Bond Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S and ADV Class of the Portfolio commenced operations on May 1, 2002.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO
           SUB-ADVISER: SALOMON BROTHERS ASSET MANAGEMENT INC (SABAM)

INVESTMENT OBJECTIVE

Long-term growth of capital

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 80% of its net assets under normal circumstances) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. Emerging growth companies are either companies that SaBAM believes are early in their life cycle and have the potential to become major enterprises or are major enterprises whose rates of earnings growth and/or cash flow SaBAM believes will accelerate. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets.

SaBAM selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and SaBAM's large group of equity research analysts.

The Portfolio may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

The Portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategy.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                  Currency Risk
                             Depositary Receipt Risk
                              Emerging Growth Risk
                              Emerging Markets Risk
                              Foreign Markets Risk
                            Issuer Concentration Risk
                             Market and Company Risk
                              Over the Counter Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The Fund introduced the S Class and ADV Class shares on December 10, 2001. Therefore, for periods prior to the S Class and ADV Class inception date, the performance information shown below for each class is the performance of the Initial Class (I Class) of the Portfolio, adjusted to reflect the operating expenses of the S Class and the ADV Class, respectively. The I Class of the Portfolio commenced operations on November 28, 1997, however the I Class is not offered in this Prospectus. The S Class and ADV Class would have substantially similar performance as the I Class because they invest in the same portfolio of securities. The performance will differ only to the extent that each class does not have the same operating expenses. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                      1998                     29.10%
                      1999                     50.31%
                      2000                    -29.35%
                      2001                    -25.78%
                      2002                    -35.59%
                      2003                     37.45%

The best calendar quarter return since inception of the I Class of the Portfolio, adjusted to reflect the operating expenses of the ADV Class, was 33.76% in the fourth quarter of 1999; the worst was -31.38% in the third quarter of 2001.

PERIODS ENDED DECEMBER 31, 2003

                                               1 YEAR   5 YEAR   SINCE INCEPTION

Salomon Brothers Aggressive Growth Portfolio   37.86%   -6.68%       -1.62%
  (S Class)
Salomon Brothers Aggressive Growth Portfolio   37.45%   -6.97%       -1.91%
  (ADV Class)
Russell 3000 Growth Index                      30.97%   -4.69%        1.16%
S&P 500 Index                                  28.68%   -0.61%        4.02%
Morningstar Large Growth Fund Average          28.55%   -3.20%        1.89%*

      * Since December 1, 1997.

In the table, the S Class and ADV Class average annual total returns for the periods shown are calculated using the I Class share returns through the commencement of operations of the S and ADV Class on December 10, 2001 and adjusting for the operating expenses of the S and ADV Class shares, respectively, and using the actual return of the S and ADV Class from December 10, 2001 to December 31, 2003. The S Class and ADV Class total returns are compared with the Russell 3000 Growth Index, the S&P 500 Index and the Morningstar Large Growth Fund Average. The Russell 3000 Growth Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. Prior to December 16, 2002, the Portfolio was managed by MFS and was known as the ING MFS Emerging Equities Portfolio.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO
           SUB-ADVISER: SALOMON BROTHERS ASSET MANAGEMENT INC (SABAM)

INVESTMENT OBJECTIVE

Capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible in common stocks, of companies SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, consideration may also be given to a company's dividend record and the potential for an improved dividend return. The Portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities. The Portfolio may invest in non-dividend paying common stocks.

The Portfolio may invest in investment grade fixed-income securities and may invest up to 20% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, are of equivalent quality as determined by SaBAM. The Portfolio may invest without limit in convertible debt securities. The Portfolio emphasizes those convertible debt securities that offer the appreciation potential of common stocks. The Portfolio may also invest up to 20% of its assets in securities of foreign issuers. Additionally, the Portfolio may invest up to 10% of its assets in bank loans, including participation and assignments.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, SaBAM looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

   o  Low market valuations measured by SaBAM's valuation models.
   o  Positive changes in earnings prospects because of factors such as:
         New, improved or unique products and services
         New or rapidly expanding markets for the company's products
         New management
         Changes in the economic, financial regulatory or political environment particularly affecting the company
         Effective research, product development and marketing
         A business strategy not yet recognized by the marketplace.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                   Credit Risk
                                  Currency Risk
                                Derivatives Risk
                              Foreign Markets Risk
                               Interest Rate Risk
                             Market and Company Risk
                    Small and Mid-Capitalization Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

The Portfolio is not diversified, which means that it may invest a higher percentage of its assets in any one issuer than a diversified fund would. This may magnify the Portfolio's losses from events affecting a particular issuer. However, SaBAM seeks to diversify the Portfolio's investments across industries, which may help reduce this risk.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                      2002                    -24.79%
                      2003                     40.31%

The best calendar quarter return since inception of the ADV Class of the Portfolio was 18.43% in the second quarter of 2003; the worst was -23.63% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                                     1 YEAR   SINCE INCEPTION

   ING Salomon Brothers Fundamental Value Portfolio  40.68%         3.36%
     (S Class)
   ING Salomon Brothers Fundamental Value Portfolio  40.31%         3.11%
     (ADV Class)
   Russell 3000 Index                                31.06%         1.40%
   S&P 500 Index                                     28.68%         0.12%
   Morningstar Mid Cap Blend Fund Average            36.42%         6.26%*
   Morningstar Large Blend Fund Average              26.72%        -0.67%*

      * Since December 31, 2001.

In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the Russell 3000 Index, the S&P 500 Index, the Morningstar Mid Cap Blend Fund Average and the Morningstar Large Blend Fund Average. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The S&P 500 Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Mid Cap and Large Blend Fund Averages are each a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S and ADV Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                 ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO
           SUB-ADVISER: SALOMON BROTHERS ASSET MANAGEMENT INC (SABAM)

INVESTMENT OBJECTIVE

Long-term growth of capital, and secondarily, current income

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in common stocks of established U.S. companies. The Portfolio may also invest in other equity securities. To a lesser degree, the Portfolio invests in income producing securities such as debt securities. The Portfolio may also invest up to 20% of its assets in securities of foreign issuers.

SaBAM emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. SaBAM focuses on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with solid growth potential at reasonable values. SaBAM employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                                   Credit Risk
                                  Currency Risk
                                Derivatives Risk
                              Foreign Markets Risk
                               Interest Rate Risk
                             Market and Company Risk
                              Over the Counter Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                      2002                    -23.08%
                      2003                     31.13%

The best calendar quarter return since inception of the ADV Class of the Portfolio was 19.68% in the second quarter of 2003; the worst was -20.84% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                                     1 YEAR   SINCE INCEPTION

   ING Salomon Brothers Investors Value Portfolio    31.34%         0.54%
     (S Class)
   ING Salomon Brothers Investors Value Portfolio    31.13%         0.31%
     (ADV Class)
   S&P 500 Index                                     28.68%         0.12%
   S&P Barra Value Index                             31.80%         2.13%
   Morningstar Large Cap Value Average               28.40%         1.88%*

      * Since December 31, 2001.

In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the S&P 500 Index, the S&P Barra Value Index and the Morningstar Large Cap Value Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The S&P Barra Value Index is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios. The Morningstar Large Cap Value Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S and ADV Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                    ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO
              SUB-ADVISER: T. ROWE PRICE ASSOCIATES, INC. (T. ROWE)

INVESTMENT OBJECTIVE

Long-term capital growth, and secondarily, increasing dividend income

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily (at least 80% of its net assets under normal circumstances) in common stocks. The Portfolio concentrates its investments in growth companies. T. Rowe seeks investments in companies that have the ability to pay increasing dividends through strong cash flows and whose rates of earnings growth are considered above average. In addition, T. Rowe seeks companies with a lucrative niche in the economy that T. Rowe believes will give them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

The Portfolio may also purchase foreign stocks, hybrid securities, futures, and options, in keeping with its objectives. The Portfolio may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. The Portfolio's investments in foreign securities are limited to 30% of total assets.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                  Currency Risk
                             Depositary Receipt Risk
                                Derivatives Risk
                              Foreign Markets Risk
                                Growth Stock Risk
                             Market and Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The Fund introduced the S Class and ADV Class shares on December 10, 2001. Therefore, for periods prior to the S Class and ADV Class inception date, the performance information shown below for each class is the performance of the Initial Class (I Class) of the Portfolio, adjusted to reflect the operating expenses of the S Class and the ADV Class, respectively. The I Class of the Portfolio commenced operations on November 28, 1997, however the I Class is not offered in this Prospectus. The S Class and ADV Class would have substantially similar performance as the I Class because they invest in the same portfolio of securities. The performance will differ only to the extent that each class does not have the same operating expenses. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                      1998                     27.03%
                      1999                     21.75%
                      2000                     -0.61%
                      2001                    -10.78%
                      2002                    -23.70%
                      2003                     30.27%

The best calendar quarter return since inception of the I Class of the Portfolio, adjusted to reflect the operating expenses of the ADV Class, was 22.51% in the fourth quarter of 1998; the worst was -15.93% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                              1 YEAR    5 YEAR   SINCE INCEPTION

ING T. Rowe Price Growth Equity               30.58%     1.69%        5.83%
  Portfolio (S Class)
ING T. Rowe Price Growth Equity               30.27%     1.40%        5.54%
  Portfolio (ADV Class)
S&P 500 Index                                 28.68%    -0.61%        4.02%
Morningstar Large Growth Fund Average         28.55%    -3.20%        1.89%

      * Since December 1, 1997.

In the table, the S Class and ADV Class average annual total returns for the periods shown are calculated using the I Class share returns through the commencement of operations of the S and ADV Class on December 10, 2001 and adjusting for the operating expenses of the S and ADV Class shares, respectively, and using the actual return of the S and ADV Class from December 10, 2001 to December 31, 2003. The S Class and ADV Class total returns are compared with the S&P 500 Index and the Morningstar Large Growth Fund Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                        ING UBS U.S. ALLOCATION PORTFOLIO
             (FORMERLY ING UBS TACTICAL ASSET ALLOCATION PORTFOLIO)

      SUB-ADVISER: UBS GLOBAL ASSET MANAGEMENT (US) INC. (UBS GLOBAL AM US)

INVESTMENT OBJECTIVE

Total return, consisting of long-term capital appreciation and current income

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) in U.S. securities. The Portfolio allocates its assets among the major domestic asset classes (U.S. fixed income and U.S. equities) based upon UBS Global AM US's assessment of prevailing market conditions in the U.S. and abroad. Within the equity portion of the Portfolio, UBS Global AM US selects securities whose fundamental value it believes are greater than their market prices. In selecting fixed income securities, UBS Global AM US uses an internally developed valuation model that quantifies return expectations for all major domestic bond markets.

Investments in fixed income securities may include debt securities of the U.S. Government, its agencies and instrumentalities, debt securities of U.S. corporations, mortgage-backed securities and asset-backed securities. U.S. Government securities include a variety of securities issued by U.S. Government entities that are backed by the full faith and credit of the United States (such as the Government National Mortgage Association and the Federal Housing Administration) or whose issuing agency or instrumentality has the right to borrow from the U.S. Treasury (such as the Federal National Mortgage Association and the Federal Home and Loan Mortgage Corporation), or that are backed solely by the credit of the issuing agency or instrumentality (such as the Federal Farm Credit System and the Federal Home Loan Banks). While certain U.S. government-related entities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

Investments in equity securities may include dividend-paying securities, common stock and preferred stock. The Portfolio may, but is not required to use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risk.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                              Asset Allocation Risk

                                   Credit Risk
                                Derivatives Risk

                               Interest Rate Risk

                             Market and Company Risk

                            Pre-Payment or Call Risk
                    Small and Mid-Capitalization Company Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                      2002                    -23.35%
                      2003                     26.76%

The best calendar quarter return since inception of the ADV Class of the Portfolio was 14.82% in the second quarter of 2003; the worst was -17.59% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                                     1 YEAR   SINCE INCEPTION

   ING UBS U.S. Allocation Portfolio                 27.04%        -1.58%
     (S Class)
   ING UBS U.S. Allocation Portfolio                 26.76%        -1.83%
     (ADV Class)
   S&P 500 Index                                     28.68%         0.12%
   U.S. Allocation Fund Index                        21.67%         4.32%
   Morningstar Large Blend Fund Average              26.72%        -0.67%*

      * Since December 31, 2001.

In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the S&P 500 Index, the U.S. Allocation Fund Index and the Morningstar Large Blend Fund Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The U.S. Allocation Fund Index is an unmanaged index compiled by the sub-adviser and represented by a fixed composite of 65% Russell 3000 Index, 30% Lehman Brothers U.S. Aggregate Bond Index and 5% Merrill Lynch High Yield Cash Pay Index. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S and ADV Class of the Portfolio commenced operations on December 10, 2001.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                     ING UBS U.S. LARGE CAP EQUITY PORTFOLIO
                  (FORMERLY ING MFS RESEARCH EQUITY PORTFOLIO)
    SUB-ADVISER: UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. (UBS GLOBAL AM)

INVESTMENT OBJECTIVE

Long-term growth of capital and future income

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. The Portfolio defines large capitalization companies as those with a market capitalization range equal to that of the Portfolio's benchmark, the Russell 1000 Index. As of September 30, 2003, the capitalization of companies represented in the Russell 1000 Index ranged between $834 million and $298 billion. Investments in equity securities may include dividend-paying securities, common stock and preferred stock. In general, the Portfolio emphasizes large capitalization stocks, but also may hold small and intermediate capitalization stocks. The Portfolio may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

In selecting securities, UBS Global AM focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is UBS Global AM's assessment of what a security is worth. UBS Global AM will select a security whose fundamental value it estimates to be greater than its market value at any given time for each stock under analysis. UBS Global AM bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS Global AM then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk

                                Derivatives Risk
                             Market and Company Risk
                              Over the Counter Risk
                        Small and Mid-Capitalization Risk
                                   Stock Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The Fund introduced the S Class and ADV Class shares on December 10, 2001. Therefore, for periods prior to the S Class and ADV Class inception date, the performance information shown below for each class is the performance of the Initial Class (I Class) of the Portfolio, adjusted to reflect the operating expenses of the S Class and the ADV Class, respectively. The I Class of the Portfolio commenced operations on November 28, 1997, however the I Class is not offered in this Prospectus. The S Class and ADV Class would have substantially similar performance as the I Class because they invest in the same portfolio of securities. The performance will differ only to the extent that each class does not have the same operating expenses. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                      1998                     22.43%
                      1999                     23.46%
                      2000                     -5.05%
                      2001                    -21.35%
                      2002                    -25.29%
                      2003                     24.42%

The best calendar quarter return since inception of the I Class of the Portfolio, adjusted to reflect the operating expenses of the ADV Class, was 22.14% in the fourth quarter of 1998; the worst was -19.84% in the third quarter of 2001.

PERIODS ENDED DECEMBER 31, 2003

                                              1 YEAR   5 YEARS   SINCE INCEPTION

ING UBS U.S. Large Cap Equity Portfolio       24.54%    -2.81%        0.72%
  (S Class)
ING UBS U.S. Large Cap Equity Portfolio       24.42%    -3.10%        0.43%
  (ADV Class)
S&P 500 Index                                 28.68%    -0.61%        4.02%
Russell 1000 Index                            29.89%    -0.13%        4.24%
Morningstar Large Blend Average               26.72%    -0.43%        3.21%*

      * Since December 1, 1997.

In the table, the S Class and ADV Class average annual total returns for the periods shown are calculated using the I Class share returns through the commencement of operations of the S and ADV Class on December 10, 2001 and adjusting for the operating expenses of the S and ADV Class shares, respectively, and using the actual return of the S and ADV Class from December 10, 2001 to December 31, 2003. The S Class and ADV Class total returns are compared with the S&P 500 Index, the Russell 1000 Index and the Morningstar Large Blend Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Portfolio changed its benchmark to the Russell 1000 Index as that index tracks the performance of stocks that UBS Global AM believes are more closely representative of stocks normally held by the Portfolio. The Morningstar Large Blend Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. Prior to May 1, 2004, the Portfolio was managed by MFS and was known as the ING MFS Research Equity Portfolio.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                        ING VAN KAMPEN COMSTOCK PORTFOLIO
                             SUB-ADVISER: VAN KAMPEN

INVESTMENT OBJECTIVE

Seeks capital growth and income

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio seeks to achieve its investment objective by investing in a portfolio of equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by Van Kampen to posses the potential for capital growth and income.

Portfolio securities are typically sold when Van Kampen's assessment of the capital growth and income potential for such securities materially changes. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers and may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes. The Portfolio generally holds up to 10% of its total assets in high-quality short-term debt securities and investment grade corporate debt securities in order to provide liquidity.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. Please note that there are many circumstances that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy that the sub-adviser uses may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                  Currency Risk
                                Derivatives Risk
                              Foreign Markets Risk
                               Interest Rate Risk
                             Market and Company Risk
                    Small and Mid-Capitalization Company Risk
                                   Stock Risk

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio for the first full calendar year of operation. Both assume that all dividends and distributions are reinvested in the Portfolio. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The annual returns in the bar chart are for the ADV Class of the Portfolio.

Bar Chart

                      2003                     29.34%

The best calendar quarter return since inception of the ADV Class of the Portfolio was 16.01% in the second quarter of 2003; the worst was -18.06% in the third quarter of 2002.

PERIODS ENDED DECEMBER 31, 2003

                                                     1 YEAR   SINCE INCEPTION

   ING Van Kampen Comstock Portfolio (S Class)       29.67%         5.08%
   ING Van Kampen Comstock Portfolio (ADV Class)     29.34%         4.81%
   S&P 500 Index                                     28.68%         3.79%
   S&P Barra Value Index                             31.80%         4.93%
   Morningstar Large Value Average                   28.40%         3.09%*

      * Since May 1, 2002.

In the table, the S Class and ADV Class average annual total returns for the periods shown are compared with the S&P 500 Index, the S&P Barra Value Index and the Morningstar Large Value Average. The S&P 500 Index is an unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The S&P BARRA Value Index is constructed by dividing the stocks in the S&P 500 Index according to a single attribute of price-to-book ratio. The index contains companies with lower price-to-book ratios, and is capitalization weighted so that each stock is weighted in the appropriate index in proportion to its market value. The Morningstar Large Value Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The S and ADV Class of the Portfolio commenced operations on May 1, 2002.

The performance information shown does not reflect the impact of Qualified Plan, variable annuity or variable life insurance contract charges. If these charges were reflected, total returns would be lower.

                           PORTFOLIO FEES AND EXPENSES

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Portfolios. Shareholders who acquire portfolio shares through a Qualified Plan or insurance company separate account should refer to the applicable plan document, contract prospectus, prospectus summary or disclosure statement for a description of additional charges that may apply.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT)
                                 Not applicable.

                         SERVICE CLASS (S CLASS) SHARES
                       ANNUAL PORTFOLIO OPERATING EXPENSES

 (BASED ON ACTUAL EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR THAT ARE
             DEDUCTED FROM ASSETS OF THE S CLASS OF EACH PORTFOLIO)

------------------------------------------------------------------------------------------------------------------------------------
                                    MANAGEMENT   DISTRIBUTION            OTHER                GROSS      WAIVERS AND      TOTAL NET
                                       FEE       (12B-1) FEES           EXPENSES              ANNUAL    REIMBURSEMENTS      ANNUAL
                                                                                            OPERATING                     OPERATING
                                                                                             EXPENSES                      EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
                                                                  ADMIN.      SHAREHOLDER
                                                               SERVICES FEE   SERVICES FEE
------------------------------------------------------------------------------------------------------------------------------------
Aeltus Enhanced Index                  .60%           --           .20%            .25%        1.05%          --            1.05%
------------------------------------------------------------------------------------------------------------------------------------
Alger Aggressive Growth                .85%           --           .20%            .25%        1.30%          --            1.30%
------------------------------------------------------------------------------------------------------------------------------------
Alger Capital Appreciation*            .70%           --           .20%            .25%        1.15%          --            1.15%
------------------------------------------------------------------------------------------------------------------------------------
Alger Growth                           .80%           --           .20%            .25%        1.25%          --            1.25%
------------------------------------------------------------------------------------------------------------------------------------
American Century Small Cap Value      1.00%           --           .40%**          .25%        1.65%         .10%           1.55%
------------------------------------------------------------------------------------------------------------------------------------
Baron Small Cap Growth                 .85%           --           .40%**          .25%        1.50%         .05%           1.45%
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs(R) Capital Growth        .85%           --           .20%            .25%        1.30%          --            1.30%
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs(R) Core Equity*          .70%           --           .20%            .25%        1.15%          --            1.15%
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Fleming International         .80%           --           .20%            .25%        1.25%          --            1.25%
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Mid Cap Value                 .75%           --           .35%            .25%        1.35%          --            1.35%
------------------------------------------------------------------------------------------------------------------------------------
MFS Capital Opportunities              .65%           --           .25%            .25%        1.15%          --            1.15%
------------------------------------------------------------------------------------------------------------------------------------
MFS Global Growth                      .60%           --           .60%            .25%        1.45%          --            1.45%
------------------------------------------------------------------------------------------------------------------------------------
OpCap Balanced Value                   .80%           --           .20%            .25%        1.25%          --            1.25%
------------------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return                     .50%           --           .35%            .25%        1.10%          --            1.10%
------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Aggressive Growth     .70%           --           .13%            .25%        1.08%          --            1.08%
------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Fundamental Value     .90%           --           .20%            .25%        1.35%          --            1.35%
------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Investors Value       .80%           --           .20%            .25%        1.25%          --            1.25%
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Growth Equity            .60%           --           .15%            .25%        1.00%          --            1.00%
------------------------------------------------------------------------------------------------------------------------------------
UBS U.S. Allocation                    .85%***        --           .20%            .25%        1.30%          --            1.30%
------------------------------------------------------------------------------------------------------------------------------------
UBS U.S. Large Cap Equity              .70%                        .15%            .25%        1.10%          --            1.10%
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen Comstock                    .60%           --           .35%**          .25%        1.20%         .07%           1.13%
------------------------------------------------------------------------------------------------------------------------------------

  * Based on estimated expenses for the current fiscal year.

 ** The Administrator of the Fund, has contractually agreed to waive all or a portion of its administrative services fees and/or reimburse administrative expenses for the American Century Small Cap Value, the Baron Small Cap Growth and Van Kampen Comstock Portfolios so that the Total Net Annual Operating Expenses for these Portfolios shall not exceed 1.55%, 1.45% and 1.13% respectively, through April 30, 2005. Without this waiver, the Total Net Annual Operating Expenses would be 1.65% for American Century Small Cap Value, 1.50% for Baron Small Cap Growth and 1.20% for Van Kampen Comstock.
*** Management Fees have been restated to reflect a decrease from 0.90% to 0.85% effective May 1, 2004.

EXAMPLE

This example is intended to help you compare the cost of investing in S Class shares of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the S Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the S Class' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Aeltus Enhanced Index                 $ 107      $ 334       $ 579       $1283
--------------------------------------------------------------------------------
Alger Aggressive Growth                 132        412         713        1568
--------------------------------------------------------------------------------
Alger Capital Appreciation              117        365         633        1398
--------------------------------------------------------------------------------
Alger Growth                            127        397         686        1511
--------------------------------------------------------------------------------
American Century Small Cap Value        158        511         888        1946
--------------------------------------------------------------------------------
Baron Small Cap Growth                  148        469         814        1786
--------------------------------------------------------------------------------
Goldman Sachs(R) Capital Growth         132        412         713        1568
--------------------------------------------------------------------------------
Goldman Sachs(R) Core Equity            117        365         633        1398
--------------------------------------------------------------------------------
JPMorgan Fleming International          127        397         686        1511
--------------------------------------------------------------------------------
JPMorgan Mid Cap Value                  137        428         739        1624
--------------------------------------------------------------------------------
MFS Capital Opportunities               117        365         633        1398
--------------------------------------------------------------------------------
MFS Global Growth                       148        459         792        1735
--------------------------------------------------------------------------------
OpCap Balanced Value                    127        397         686        1511
--------------------------------------------------------------------------------
PIMCO Total Return                      112        350         606        1340
--------------------------------------------------------------------------------
Salomon Brothers Aggressive Growth      110        343         595        1317
--------------------------------------------------------------------------------
Salomon Brothers Fundamental Value      137        428         739        1624
--------------------------------------------------------------------------------
Salomon Brothers Investors Value        127        397         686        1511
--------------------------------------------------------------------------------
T. Rowe Price Growth Equity             102        318         552        1225
--------------------------------------------------------------------------------
UBS U.S. Allocation                     132        412         713        1568
--------------------------------------------------------------------------------
UBS U.S. Large Cap Equity               112        350         606        1340
--------------------------------------------------------------------------------
Van Kampen Comstock                     115        374         653        1448
--------------------------------------------------------------------------------

                        ADVISER CLASS (ADV CLASS) SHARES
                       ANNUAL PORTFOLIO OPERATING EXPENSES
 (BASED ON ACTUAL EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR THAT ARE
            DEDUCTED FROM ASSETS OF THE ADV CLASS OF EACH PORTFOLIO)

------------------------------------------------------------------------------------------------------------------------------------
                                    MANAGEMENT   DISTRIBUTION            OTHER                GROSS      WAIVERS AND      TOTAL NET
                                       FEE       (12B-1) FEES           EXPENSES              ANNUAL    REIMBURSEMENTS      ANNUAL
                                                                                            OPERATING                     OPERATING
                                                                                             EXPENSES                      EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
                                                                  ADMIN.      SHAREHOLDER
                                                               SERVICES FEE   SERVICES FEE
------------------------------------------------------------------------------------------------------------------------------------
Aeltus Enhanced Index                  .60%          .25%          .20%           .25%         1.30%          --            1.30%
------------------------------------------------------------------------------------------------------------------------------------
Alger Aggressive Growth                .85%          .25%          .20%           .25%         1.55%          --            1.55%
------------------------------------------------------------------------------------------------------------------------------------
Alger Capital Appreciation*            .70%          .25%          .20%           .25%         1.40%          --            1.40%
------------------------------------------------------------------------------------------------------------------------------------
Alger Growth                           .80%          .25%          .20%           .25%         1.50%          --            1.50%
------------------------------------------------------------------------------------------------------------------------------------
American Century Small Cap Value      1.00%          .25%          .40%**         .25%         1.90%         .10%           1.80%
------------------------------------------------------------------------------------------------------------------------------------
Baron Small Cap Growth                 .85%          .25%          .40%**         .25%         1.75%         .05%           1.70%
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs(R) Capital Growth        .85%          .25%          .20%           .25%         1.55%          --            1.55%
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs(R) Core Equity*          .70%          .25%          .20%           .25%         1.40%          --            1.40%
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Fleming International         .80%          .25%          .20%           .25%         1.50%          --            1.50%
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Mid Cap Value                 .75%          .25%          .35%           .25%         1.60%          --            1.60%
------------------------------------------------------------------------------------------------------------------------------------
MFS Capital Opportunities              .65%          .25%          .25%           .25%         1.40%          --            1.40%
------------------------------------------------------------------------------------------------------------------------------------
MFS Global Growth                      .60%          .25%          .60%           .25%         1.70%          --            1.70%
------------------------------------------------------------------------------------------------------------------------------------
OpCap Balanced Value                   .80%          .25%          .20%           .25%         1.50%          --            1.50%
------------------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return                     .50%          .25%          .35%           .25%         1.35%          --            1.35%
------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Aggressive Growth     .70%          .25%          .13%           .25%         1.33%          --            1.33%
------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Fundamental Value     .90%          .25%          .20%           .25%         1.60%          --            1.60%
------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Investors Value       .80%          .25%          .20%           .25%         1.50%          --            1.50%
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Growth Equity            .60%          .25%          .15%           .25%         1.25%          --            1.25%
------------------------------------------------------------------------------------------------------------------------------------
UBS U.S. Allocation                    .85%***       .25%          .20%           .25%         1.55%          --            1.55%
------------------------------------------------------------------------------------------------------------------------------------
UBS U.S. Large Cap Equity              .70%          .25%          .15%           .25%         1.35%          --            1.35%
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen Comstock                    .60%          .25%          .35%**         .25%         1.45%         .07%           1.38%
------------------------------------------------------------------------------------------------------------------------------------

  * Based on estimated expenses for the current fiscal year.

 ** The Administrator of the Fund, has contractually agreed to waive all or a portion of its administrative services fees and/or reimburse administrative expenses for the American Century Small Cap Value, the Baron Small Cap Growth and Van Kampen Comstock Portfolios so that the Total Net Annual Operating Expenses for these Portfolios shall not exceed 1.80%, 1.70% and 1.38%, respectively, through April 30, 2005. Without this waiver, the Total Net Annual Operating Expenses would be 1.90% for American Century Small Cap Value, 1.75% for Baron Small Cap Growth and 1.45% for Van Kampen Comstock.
*** Management Fees have been restated to reflect a decrease from 0.90% to 0.85% effective May 1, 2004.

EXAMPLE

This example is intended to help you compare the cost of investing in ADV Class shares of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the ADV Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the ADV Class' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Aeltus Enhanced Index                 $ 132      $ 412       $  713       $1568
--------------------------------------------------------------------------------
Alger Aggressive Growth                 158        490          845        1845
--------------------------------------------------------------------------------
Alger Capital Appreciation              143        443          766        1680
--------------------------------------------------------------------------------
Alger Growth                            153        474          818        1791
--------------------------------------------------------------------------------
American Century Small Cap Value        183        587        1,017        2214
--------------------------------------------------------------------------------
Baron Small Cap Growth                  173        546          944        2058
--------------------------------------------------------------------------------
Goldman Sachs(R) Capital Growth         158        490          845        1845
--------------------------------------------------------------------------------
Goldman Sachs(R) Core Equity            143        443          766        1680
--------------------------------------------------------------------------------
JPMorgan Fleming International          153        474          818        1791
--------------------------------------------------------------------------------
JPMorgan Mid Cap Value                  163        505          871        1900
--------------------------------------------------------------------------------
MFS Capital Opportunities               143        443          766        1680
--------------------------------------------------------------------------------
MFS Global Growth                       173        536          923        2009
--------------------------------------------------------------------------------
OpCap Balanced Value                    153        474          818        1791
--------------------------------------------------------------------------------
PIMCO Total Return                      137        428          739        1624
--------------------------------------------------------------------------------
Salomon Brothers Aggressive Growth      135        421          729        1601
--------------------------------------------------------------------------------
Salomon Brothers Fundamental Value      163        505          871        1900
--------------------------------------------------------------------------------
Salomon Brothers Investors Value        153        474          818        1791
--------------------------------------------------------------------------------
T. Rowe Price Growth Equity             127        397          686        1511
--------------------------------------------------------------------------------
UBS U.S. Allocation                     158        490          845        1845
--------------------------------------------------------------------------------
UBS U.S. Large Cap Equity               137        428          739        1624
--------------------------------------------------------------------------------
Van Kampen Comstock                     140        452          786        1729
--------------------------------------------------------------------------------

                           SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio changes with the values of that Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Fund Summaries and are described in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time.

ACTIVE OR FREQUENT TRADING RISK A Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

ASSET ALLOCATION RISK Assets will be allocated among asset classes and markets based on judgments made by the sub-adviser. There is a risk that the Portfolio may allocate assets to an asset class or market that underperforms other asset classes. For example, the Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

CREDIT RISK An issuer may be unable to make principal and interest payments when due. A Portfolio's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities may be more likely to have difficulty making timely payments of interest or principal. A portfolios investment in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities involve credit risk because certain obligations are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources rather than the full faith and credit of the U.S. Treasury.

CURRENCY RISK Exposure to foreign currencies may cause the value of a Portfolio to decline in the event that the U.S. dollar strengthens against these currencies, or in the event that foreign governments intervene in the currency markets.

DEPOSITARY RECEIPT RISK A Portfolio may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

DERIVATIVES RISK Loss may result from a Portfolio's investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Portfolio. A Portfolio investing in a derivative instrument could lose more than the principal amount invested.

EMERGING GROWTH RISK A Portfolio's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in the Portfolio's net asset value and the value of your investment.

EMERGING MARKETS RISK Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging market countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described below are heightened when investing in emerging markets countries.

FOREIGN MARKETS RISK Investment in foreign securities involves risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Some Portfolios limit foreign investments to securities denominated in U.S. dollars, these Portfolios are generally not subject to the risk of changes in currency valuations.

GEOGRAPHIC FOCUS RISK A Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Portfolio's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

GROWTH STOCK RISK Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

INDEX TRACKING RISK The Portfolio expects a close correlation between the performance of the portion of its assets allocated to stocks and that of the S&P 500 Index in both rising and falling markets. The performance of the Portfolio's stock investments, however, generally will not be identical to that of the Index because of the fees and expenses borne by the Portfolio and investor purchases and sales of Portfolio shares, which can occur daily.

INDUSTRY FOCUS RISK To the extent that a Portfolio is emphasizing investments in a particular industry, its shares may fluctuate in response to events affecting that industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

ING AELTUS STRATEGY RISK The success of the Portfolio's strategy depends significantly on ING Aeltus' skill in determining which securities to overweight, underweight or avoid altogether. ING Aeltus' strategy may not result in outperformance of the designated index and may even result in underperformance.

INTEREST RATE RISK A Portfolio's investment in debt securities involves risks relating to interest rate movement. If interest rates go up, the value of any debt securities held by the Portfolio will decline. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

ISSUER CONCENTRATION RISK Because a Portfolio may invest a relatively large percentage of its assets in a single issuer, a Portfolio's performance may be particularly sensitive to changes in the value of securities of these issuers.

LARGE POSITIONS RISK A Portfolio may establish significant positions in companies which the Sub-Adviser has the greatest conviction. If the stock price of one or more of the companies should decrease, it would have a big impact on the Portfolio's net asset value. The Portfolio's returns may be more volatile than those of a less concentrated portfolio.

LEVERAGING RISK Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's securities.

LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. A Portfolio has the greatest exposure to liquidity risk due to its investments in foreign securities, derivatives, and securities with substantial market and credit risk.

MARKET AND COMPANY RISK The value of the securities in which the Portfolio invests may decline due to changing economic, political or market conditions here or abroad, changes in investor psychology, heavy institutional selling, or due to the financial condition of the company which issued the security.

MID CAP GROWTH RISK Securities of medium-sized companies may be more volatile than larger, more established companies owing to such factors as inexperienced management and limited financial resources.

MORTGAGE RISK Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of a Portfolio because a Portfolio will have to reinvest that money at the lower prevailing interest rates.

OVER THE COUNTER RISK Equity securities that are traded over the counter may be more volatile than exchange-listed securities and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

PRE-PAYMENT OR CALL RISK The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations.

SMALL CAPITALIZATION COMPANY RISK Investment in small capitalization companies involves a substantial risk of loss. Small cap companies and the market for their equity securities are more likely to be more sensitive to changes in earnings results and investor expectations. These companies are also likely to have more limited product lines, capital resources, management depth and their securities trade less frequently and in more limited volumes than securities of larger companies.

SMALL AND MID-CAPITALIZATION COMPANY RISK Investment in small and mid-capitalization companies involves a substantial risk of loss. Small and mid cap companies and the market for their equity securities are more likely to be more sensitive to changes in earnings results and investor expectations. These companies are also likely to have more limited product lines, capital resources and management depth than larger companies.

STOCK RISK Stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets have experienced substantial price volatility.

               ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

INVESTMENT OBJECTIVES

Each Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval.

TEMPORARY DEFENSIVE INVESTMENT STRATEGY

Each Portfolio may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. The ING Alger Aggressive Growth, ING Alger Capital Appreciation, ING Alger Growth, ING American Century Small Cap Value, ING Baron Small Cap Growth and ING PIMCO Total Return Portfolios may each invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons. The ING Aeltus Enhanced Index, ING MFS Capital Opportunities, ING MFS Global Growth, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value, ING UBS U.S. Allocation, ING UBS U.S. Large Cap Equity and ING Van Kampen Comstock Portfolios may, for temporary defensive purposes, invest in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements. ING OpCap Balanced Value may invest up to 100% of its assets in temporary defensive investments such as short-term U.S. Government securities and money market instruments including commercial paper, high quality corporate debt securities having a remaining maturity of one year or less, other short-term debt obligations, certificates of deposit, bankers' acceptances and repurchase agreements. ING UBS U.S. Allocation also may invest in other investment companies that invest exclusively in money market instruments for temporary defensive purposes. ING JPMorgan Fleming International Portfolio may, for temporary defensive purposes, invest all or a portion of its assets in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the U.S. ING T. Rowe Price Growth Equity Portfolio may, for temporary defensive purposes, invest in short-term, high-quality, U.S. and foreign dollar-denominated money market securities, including repurchase agreements. It is impossible to accurately predict how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment goals.

For temporary defensive purposes, up to 100% of total assets of ING Goldman Sachs(R) Capital Growth and ING Goldman Sachs(R) Core Equity Portfolios may be invested in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, commercial paper rated at least A-2 by S&P or P-2 by Moody's, CDs, bankers' acceptances, non-convertible preferred stocks or non-convertible corporate bonds with a remaining maturity of less than one year.

ING JPMorgan Mid Cap Value Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including certain U.S. Government and U.S. Treasury securities, bank obligations, commercial paper and other short-term debt securities rated at the time of purchase in the top two categories by a nationally recognized statistical rating organization, and repurchase agreements involving the foregoing securities), shares of money market funds and cash. When the portfolio is investing for temporary defensive purposes, it is not pursuing its investment objective.

INVESTMENT IN U.S. GOVERNMENT-RELATED ENTITIES

Each Portfolio may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Although U.S. Government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations by others, such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. Government would provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

ACTIVE TRADING STRATEGY

Each Portfolio, except for the ING Baron Small Cap Growth, ING Salomon Brothers Investors Value and the ING JPMorgan Fleming International Portfolios may engage in active trading to achieve their investment goals. This may cause these Portfolios to realize higher capital gains as compared to a fund with less active trading, which could increase your tax liability unless you are purchasing shares through a tax-deferred retirement product. Frequent trading also increases transaction costs, which could lower these Portfolios' performance.

The types of securities in which the Portfolio invests and the investment techniques and practices in which the Portfolio may engage that are not principal investment strategies are discussed, together with their risks, in the Fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the Fund (see back cover for address and phone number).

ING AELTUS ENHANCED INDEX PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. Seeks to outperform the total return of the S&P 500 Index, while maintaining a market level of risk.

The Portfolio invests at least 80% of its assets in stocks included in the S&P
500. In managing the Portfolio, ING Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 that ING Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that ING Aeltus believes will underperform the index. Stocks that ING Aeltus believes are likely to match the performance of the S&P 500 are generally invested in proportion to their representation in the index.

ING ALGER AGGRESSIVE GROWTH PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the Russell MidCap Growth Index or the S&P Mid Cap 400 Index. It focuses on midsize companies with promising growth potential.

ING ALGER CAPITAL APPRECIATION PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily in the equity securities of companies of any size which demonstrate promising growth potential. The Portfolio can leverage, that is, borrow money, to buy additional securities. By borrowing money, the Portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

ING ALGER GROWTH PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily in the equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $10 billion or greater. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management.

ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. American Century looks for stocks of companies that they believe are undervalued at the time of purchase. The portfolio manager uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase those stocks of undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges.

Under normal market conditions, at least 80% of the Portfolio's net assets will be invested in U.S. equity securities of small cap companies. American Century considers small cap companies to include those with a market capitalization no larger than that of the largest company in the S&P Small Cap 600 Index or the Russell 2000 Index. When American Century believes it is prudent, it may invest a portion of the Portfolio's assets in convertible debt securities, equity-equivalent securities, foreign securities, debt securities of companies, debt obligations of governments and their agencies, nonleveraged futures contracts and other similar securities. With regard to futures and similar derivative securities, American Century will not invest in a derivative security if it would be possible for the Portfolio to lose more money than it invested. A complete description regarding derivative securities is included in the Statement of Additional Information (referred to as the SAI.)

ING BARON SMALL CAP GROWTH PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In making investment decisions for the Portfolio, BAMCO seeks securities that it believes have favorable price to value characteristics based on BAMCO's assessment of their prospects for future growth and profitability and the potential to increase in value at least 100% within four years. BAMCO seeks investments that are supported by long term demographic, economic and societal "mega-trends." BAMCO looks for the ability of a company to grow its business substantially within a four to five year period; special business niches that create unusually favorable business opportunities; sustainable barriers to competition; and strong management capabilities. BAMCO seeks to purchase these companies at what it perceives are attractive prices relative to projected future cash flows and asset values, before the companies' long-term business prospects are appreciated by other investors. The Portfolio may take large positions in the companies in which BAMCO has the greatest conviction.

ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests under normal circumstances at least 90% of its total assets in equity investments. The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by GSAM to have long-term capital appreciation potential. Although the Portfolio invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests, under normal circumstances, at least 90% of its total assets in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States. The Portfolio seeks to achieve its investment objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

The Portfolio's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Portfolio's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Portfolio seeks a broad representation in most major industries and sectors of the U.S. economy.

ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily (at least 65% of its total assets) in the equity securities of foreign companies that JP Morgan Fleming believes have high growth potential. The Portfolio will normally invest in a number of issuers in several countries other than the U.S. and will invest in securities in both developed and developing markets. The Portfolio will seek to invest in those companies that JPMorgan Fleming believes are best able to capitalize on the growth and changes taking place within and between various regions of the world. Typically, these are companies with leading or rapidly-developing business franchises, strong financial positions, and high quality management, capable of defining and implementing company strategies to take advantage of local, regional or global market changes.

The Portfolio also may invest in debt securities issued by foreign and U.S. companies, including non-investment grade debt securities.

ING JPMORGAN MID CAP VALUE PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. JPMIM combines quantitative screening with proprietary fundamental analysis to construct the Portfolio's portfolio. JPMIM uses a wide variety of sources and research companies. These sources include electronic screens, JPMIM's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what JPMIM considers to be the key criteria for financial success. Then, JPMIM uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

JPMIM may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the Portfolio. JPMIM may sell a security due to opportunity cost. Typically, JPMIM attempts to maintain a portfolio of not more than 100 securities. As a result, a new company may displace a current holding. Finally, JPMIM may sell a security due to extreme over valuation. While JPMIM will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

ING MFS CAPITAL OPPORTUNITIES PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Portfolio focuses on companies, which MFS believes, have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and MFS' large group of equity research analysts.

The Portfolio may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

ING MFS GLOBAL GROWTH PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio invests at least 65% of its net assets in common stocks and related equity securities of companies in the following distinct market sectors: U.S. emerging growth companies, foreign growth companies and emerging market securities. U.S. emerging growth companies are often identified as companies that are major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. MFS generally seeks to purchase foreign growth securities of companies with relatively large capitalizations relative to the market in which they are traded. Emerging market countries include any country determined to have an emerging market economy, taking into account a number of factors, including whether the country has a low-to-middle-income economy according to the International Bank of Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets.

A company's principal activities are determined to be located in a particular country if the company (a) is organized under the laws of, and maintains a principal office in a country, (b) has its principal securities trading market in a country, (c) derives 50% of its total revenues from goods sold or services performed in the country, or (d) has 50% or more of its assets in the country.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis performed by MFS through the Portfolio's manager and the large group of equity research analysts (such as an analysis of earnings, cash flows, competitive position and management's abilities).

ING OPCAP BALANCED VALUE PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. While the Portfolio does not limit its investments to issuers in a particular capitalization range, OpCap currently focuses on securities of mid-size and larger established companies.

In selecting securities for the Portfolio, OpCap uses a "value" approach to investing. OpCap searches primarily for securities of established companies believed to be undervalued in the marketplace, in relation to factors such as a company's assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases. Currently, the selection process for equity securities includes the following techniques:

   o A "bottom up" analytical approach using fundamental research to focus on a particular issuer before considering industry trends, by evaluating each issuer's characteristics, financial results and management.
   o A search for securities of established companies believed to be undervalued and having a high return on capital, strong management committed to shareholder value, and positive cash flows.
   o Ongoing monitoring of issuers for fundamental changes in the company that might alter OpCap's initial expectations about the security and might result in a decision to sell the security.

The Portfolio also may invest in corporate bond obligations, as well as government obligations and mortgage-related securities. Debt securities are selected primarily for their income possibilities and capital appreciation and their relative emphasis in the Portfolio may be greater when the stock market is volatile. The Portfolio has no limit on the range of maturities of the debt securities it can buy. The debt securities that the Portfolio buys may be rated by nationally-recognized rating organizations or they may be unrated securities assigned a rating by OpCap. In addition, the Portfolio's investments in debt securities can be above or below investment grade in quality. A listing of the ratings definitions of the principal rating organizations is found in the Appendix to the Statement of Additional Information (referred to as the SAI).

ING PIMCO TOTAL RETURN PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio seeks maximum total return. The total return sought consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and used other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. Emerging growth companies are either companies that SaBAM believes are early in their life cycle and have the potential to become major enterprises or are major enterprises whose rates of earnings growth and/or cash flow SaBAM believes will accelerate. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets.

SaBAM selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and SaBAM's large group of equity research analysts.

ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible in common stocks, of companies SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, consideration may also be given to a company's dividend record and the potential for an improved dividend return. The Portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities. The Portfolio may invest in non-dividend paying common stocks.

The Portfolio may invest in investment grade fixed-income securities and may invest up to 20% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, are of equivalent quality as determined by SaBAM. The Portfolio may invest without limit in convertible debt securities. The Portfolio emphasizes those convertible debt securities that offer the appreciation potential of common stocks. The Portfolio may also invest up to 20% of its assets in securities of foreign issuers. Additionally, the Portfolio may invest up to 10% of its assets in bank loans, including participation and assignments.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, SaBAM looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

   o  Low market valuations measured by SaBAM's valuation models.
   o  Positive changes in earnings prospects because of factors such as:
   o  New, improved or unique products and services.
   o  New or rapidly expanding markets for the company's products
   o  New management
   o Changes in the economic, financial regulatory or political environment particularly affecting the company
   o  Effective research, product development and marketing
   o  A business strategy not yet recognized by the marketplace.

ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily in common stocks of established U.S. companies. The Portfolio may also invest in other equity securities. To a lesser degree, the Portfolio invests in income producing securities such as debt securities. The Portfolio may also invest up to 20% of its assets in securities of foreign issuers.

SaBAM emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. SaBAM focuses on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with solid growth potential at reasonable values. SaBAM employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

In selecting individual companies for investment, the manager looks for:

   o  Long-term history of performance.
   o  Competitive market position.
   o  Competitive products and services.
   o  Strong cash flow.
   o  High return on equity.
   o  Strong financial condition.
   o  Experienced and effective management.

The Portfolio may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps. The Portfolio does not use derivatives as a primary investment technique and generally limit their use to hedging against the economic impact of adverse changes in the market value of their portfolio securities due to changes in stock market prices, currency exchange rates or interest rates. However, the Portfolio also may use derivatives for any of the following purposes:

   o  As a substitute for buying or selling securities.
   o  To enhance the Portfolio's return. This use may be considered speculative.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment strategy, the Portfolio invests primarily in common stocks of a diversified group of growth companies. T. Rowe normally (but not always) seeks to invest in companies that have the ability to pay increasing dividends through strong cash flows. T. Rowe generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

The Portfolio may also purchase foreign stocks, hybrid instruments, futures, and options, in keeping with its objectives. The Portfolio may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. Portfolio investments in foreign securities are limited to 30% of total assets.

The Portfolio may sell securities for a variety of reasons such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

ING UBS U.S. ALLOCATION PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. Within the equity portion of the Portfolio, UBS Global AM US focuses on equities whose fundamental value it believes are greater than their market prices. In this context, the fundamental value of a given security is the sub-adviser's assessment of what a security is worth. UBS Global AM US bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS Global AM US then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

The valuation model applied to fixed income securities employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, UBS Global AM US considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain qualitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and no maximum maturity. The Portfolio may invest in investment grade and high-yield (lower-rated) securities, or, if unrated, determined to be of comparable quality by the sub-adviser.

UBS Global AM US's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings. UBS Global AM US manages duration by choosing a maturity mix that provides the opportunity for appreciation while also limiting interest rate risk.

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Portfolio invests primarily in U.S. equity securities, including dividend paying securities, common stock and preferred stock. The Portfolio focuses on, among other things, identified discrepancies between a security's fundamental value and its market price. The Portfolio may invest in companies of any size although, in general, the Portfolio emphasizes large capitalization stocks. The Portfolio's investments may include securities traded on securities exchanges or in the over the counter markets.

Investment decisions are made by an investment management team at UBS Global AM.

ING VAN KAMPEN COMSTOCK PORTFOLIO

PRINCIPAL INVESTMENT STRATEGIES. In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. Van Kampen emphasizes a value style of investing seeking well-established, undervalued companies. Van Kampen generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Portfolio's style presents a risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. The Portfolio may invest in issuers of small-, medium- or large-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent Van Kampen invests in small- and medium-sized companies, the Portfolio may be subject to greater risk than that assumed through investment in securities of larger companies.

The Portfolio may dispose of a security whenever Van Kampen believes factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, a change in the relative market performance or appreciation possibilities offered by an individual security and other circumstances bearing on the desirability of a given instrument.

                          MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER. ING Life Insurance and Annuity Company serves as the investment adviser for each of the Portfolios. The Adviser is a Connecticut insurance corporation with its principal offices at 151 Farmington Avenue, Hartford, Connecticut 06156, and is registered with the Securities and Exchange Commission (SEC) as an investment adviser. As of December 31, 2003, the Adviser managed over $3.5 billion in registered investment company assets. ING Life Insurance and Annuity Company is an indirect, wholly-owned subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management.

The Adviser, subject to the supervision of the Board of Directors of the Fund (the Directors, each a Director), acts as a "manager-of-managers" for the Fund, and oversees the Fund's day-to-day operations and manages the investments of each Portfolio. The Adviser generally delegates to sub-advisers the responsibility for day-to-day management of the investments of each Portfolio, subject to the Adviser's oversight, as is the case for each sub-adviser herein. The Adviser also recommends the appointment of additional or replacement Sub-Advisers to the Fund's Directors. The Fund and the Adviser have received exemptive relief from the SEC that permits the Adviser and the Fund to add or terminate Sub-Advisers without shareholder approval. For the fiscal year ended December 31, 2003, the Adviser received advisory fees, as a percentage of the average net assets of each Portfolio, from the following Portfolios:

PORTFOLIO                                                                 FEE (AS A % OF AVERAGE DAILY NET ASSETS)
---------                                                                 ----------------------------------------
ING Aeltus Enhanced Index (formerly ING DSI Enhanced Index)                                 0.60%
ING Alger Aggressive Growth                                                                 0.85%
ING Alger Capital Appreciation                                                              0.70%
ING Alger Growth                                                                            0.80%
ING American Century  Small Cap Value                                                       1.00%
ING Baron Small Cap Growth                                                                  0.85%
ING Goldman Sachs(R) Capital Growth                                                         0.85%

ING Goldman Sachs(R) Core Equity                                                            0.70%

ING JPMorgan  Fleming International                                                         0.80%
ING JPMorgan Mid Cap Value                                                                  0.75%
ING MFS Capital Opportunities                                                               0.65%
ING MFS Global Growth                                                                       0.60%
ING OpCap Balanced Value                                                                    0.80%
ING PIMCO Total Return                                                                      0.50%
ING Salomon Brothers Aggressive Growth                                                      0.70%
ING Salomon Brothers Fundamental Value                                                      0.90%
ING Salomon Brothers Investors Value                                                        0.80%
ING T. Rowe Price Growth Equity                                                             0.60%
ING UBS U.S. Allocation (formerly ING UBS Tactical Asset Allocation)                        0.90%
ING UBS U.S. Large Cap Equity (formerly ING MFS Research Equity)                            0.70%
ING Van Kampen Comstock                                                                     0.60%

Effective May 1, 2004, the following Portfolio will pay the Adviser an annual advisory fee as a percentage of its average net assets as set forth below:

PORTFOLIO                                                                 FEE (AS A % OF AVERAGE DAILY NET ASSETS)
---------                                                                 ----------------------------------------
ING UBS U.S. Allocation                                                                     0.85%

The Adviser is responsible for all of its own costs, including costs of the Adviser's personnel required to carry out its investment advisory duties.

In addition to paying fees under the Portfolios' applicable Distribution/Shareholder Services Plans, the Portfolios' Adviser or Underwriter, ING Financial Advisers, LLC, out of its own resources may pay additional compensation to affiliated and non-affiliated insurance companies that offer variable life and variable annuity contracts ("variable contracts") for which the Portfolios serve as underlying investment options, based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios' Adviser and Underwriter may pay this compensation for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive, or other payments may be made as an incentive for insurance companies to make the Portfolios available through the variable contracts issued by the insurance company. These additional payments are not disclosed in a Portfolio's Fees and Expenses Table in the Prospectus, and do not increase, directly or indirectly, the fees and expenses payable by the Portfolio. The Adviser and Underwriter do not receive any separate fees from the Portfolios for making these payments.

More particularly, ILIAC may enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected a Portfolio as an investment option under their variable contract or to Qualified Plan participants, if the Portfolio sells to Qualified Plans. ILIAC has entered into service agreements with affiliated insurance companies, including: Reliastar Life Insurance Company; Reliastar Life of New York; Security Life of Denver; Southland Life Insurance Company; and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company), under which the companies generally receive a fee equal to an annual rate of 35 basis points, computed based on assets attributable to contract holders and plan participants with interests in the Portfolios through these insurers, for administrative services provided to the Portfolios. During the year ended December 31, 2003, ILIAC paid approximately $2.2 million pursuant to such arrangements with these insurance companies, applicable to all the Portfolios.

The insurance companies through which investors hold shares of the Portfolios also may pay fees in connection with distribution of variable contracts and for services provided to contract owners and/or Qualified Plan participants. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments.

SUB-ADVISERS. ING Aeltus Enhanced Index Portfolio. The Adviser has engaged Aeltus Investment Management, Inc. (ING Aeltus), 10 State House Square, Hartford, Connecticut 06103, as Sub-Adviser to the ING Aeltus Enhanced Index Portfolio. ING Aeltus has been an investment adviser since 1972 and manages investments totaling $54.8 billion assets as of December 31, 2003.

Hugh T.M. Whelan and Doug Cote are the individuals responsible for the day-to-day management of portfolio investments. Mr. Whelan, Senior Vice President, has been with ING Aeltus since 1989. He has been a member of the quantitative equity analyst team since 1999 and was previously a quantitative portfolio manager in ING Aeltus' fixed income group, specializing in corporate securities. Mr. Cote, Vice President, has been a quantitative analyst with ING Aeltus since 1996.

ING Alger Aggressive Growth Portfolio, ING Alger Capital Appreciation Portfolio and ING Alger Growth Portfolio. The Adviser has engaged Fred Alger Management, Inc. (Alger), 111 Fifth Avenue, New York, New York 10003, as Sub-Adviser to ING Alger Aggressive Growth, ING Alger Capital Appreciation and ING Alger Growth Portfolios. Alger has been an investment adviser since 1964 and manages investments totaling $6.6 billion in mutual fund assets as well as $4.3 billion in other assets as of December 31, 2003.

Dan Chung and Dave Hyun are the individuals responsible for the day-to-day management of portfolio investments. Mr. Chung is President, Chief Investment Officer and Director of Research and has been employed by Alger since 1994. Mr. Hyun is Executive Vice President and Portfolio Manager and has been employed by Alger between January 1991 and June 2000, and rejoined the firm in September 2001. Mr. Hyun was a Portfolio Manager at Oppenheimer Funds between June 2000 and September 2001.

ING American Century Small Cap Value Portfolio. The Adviser has engaged American Century Investment Management, Inc., 4500 Main Street, Kansas City, Missouri, 64111, as Sub-Adviser to ING American Century Small Cap Value Portfolio. American Century has been an investment adviser since 1958 and as of December 31, 2003 American Century had over $87.4 billion in assets under management.

The Portfolio is co-managed by Benjamin Z. Giele and Kevin Laub. Mr. Giele, Vice President and Portfolio Manager, joined American Century as an Investment Analyst in 1998. Before joining American Century, he was an Investment Analyst at USAA Investment Management Company from June 1995 to May 1998. Mr. Laub, Portfolio Manager, joined American Century as an Investment Analyst in 1998. Before joining American Century, he was a senior auditor at Deloittee & Touche LLP, where he spent three years planning and supervising audits.

ING Baron Small Cap Growth Portfolio. The Adviser has engaged BAMCO, Inc. (BAMCO), 767 Fifth Avenue, New York, New York, 10153, a subsidiary of Baron Capital Group Inc., as Sub-Adviser to ING Baron Small Cap Growth Portfolio. BAMCO has been an investment adviser since March 6, 1987, and as of December 31, 2003, BAMCO had over $6.5 billion in mutual fund assets under management.

Ronald Baron, founder, chief executive officer, chief investment officer and chairman of BAMCO is the Portfolio Manager of the Portfolio. Mr. Baron has been a portfolio manager since 1987 and has managed money for others since 1975.

ING Goldman Sachs(R) Capital Growth Portfolio and ING Goldman Sachs(R) Core Equity Portfolio. The Adviser has engaged Goldman Sachs Asset Management, L.P.
(GSAM), a wholly-owned subsidiary of The Goldman Sachs Group, Inc., 32 Old Slip, New York, New York 10005, as Sub-Adviser to ING Goldman Sachs(R) Capital Growth Portfolio and ING Goldman Sachs(R) Core Equity Portfolio. GSAM is a part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. (Goldman Sachs). Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of Goldman Sachs, served as the Sub-Adviser. On or about April 26, 2003, GSAM assumed Goldman Sachs' sub-advisory responsibilities. As of December 31, 2003, GSAM, along with other units of IMD, had assets under management of $375.7 billion.

GSAM uses a team approach in its management of the ING Goldman Sachs(R) Capital Growth Portfolio, led by Herbert E. Ehlers. Mr. Ehlers, Managing Director, joined GSAM as a senior portfolio manager and Chief Investment Officer of the Growth Equity team in 1997. In addition, Steven M. Barry, Managing Director and Co-Chief Investment Officer, Gregory H. Ekizian, Managing Director and Co-Chief Investment Officer and David G. Shell, Managing Director and Co-Chief Investment Officer, also serve as portfolio managers for the ING Goldman Sachs(R) Capital Growth Portfolio. Mr. Barry joined GSAM as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management. Mr. Ekizian joined GSAM as portfolio manager and Co-Chair of the Growth Investment Committee in 1997. Mr. Shell joined GSAM as a portfolio manager in 1997.

GSAM uses a team approach in its management of the ING Goldman Sachs(R) Core Equity Portfolio, led by Robert C. Jones. Mr. Jones, Managing Director, joined GSAM as a portfolio manager in 1989.

ING JPMorgan Fleming International Portfolio.. The Adviser has engaged J.P. Morgan Fleming Asset Management (London) Ltd., (JPMorgan Fleming) as Sub-Adviser for the Portfolio. The principal business address of JPMorgan Fleming is 20 Finsbury Street, London, EC2Y 9AQ, United Kingdom. JPMorgan Fleming is an indirect wholly owned subsidiary of J.P. Morgan Chase & Co., a bank holding company. As of December 31, 2003, JPMorgan Fleming and its affiliates had approximately $559 billion in assets under management.

Peter Harrison, James Fisher and Tim Leask are the individuals primarily responsible for the day-to-day management of the Portfolio's investments. Mr. Harrison is a Managing Director and head of JPMorgan Fleming's London-based Global Portfolios Group. An employee of JPMorgan Fleming since 1996, Mr. Harrison was previously head of UK specialist funds and in January 1998 became head of the Global Portfolios Group. James Fisher is a Managing Director and senior portfolio manager in the Global Portfolios Group. Mr. Fisher has worked at JPMorgan Fleming and its predecessor companies since 1985 in numerous investment roles. Tim Leask is a Vice President and a client portfolio manager in the Global Portfolios Group. An employee of JPMorgan Fleming and its predecessor companies since January 1997, Mr. Leask was a client portfolio manager in the Global Emerging Markets Portfolio Group and a Managing Director of Fleming Ansa Merchant Bank, the Fleming Group's joint venture in Trinidad prior to his present position.

ING JPMorgan Mid Cap Value Portfolio. The Adviser has engaged J.P. Morgan Investment Management Inc. (JPMIM), 522 Fifth Avenue, New York, New York 10036, as Sub-Adviser for the Portfolio. JPMIM is an indirect wholly owned subsidiary of J.P. Morgan Chase & Co., a bank holding company. JPMIM has been an investment adviser since 1984, and as of December 31, 2003, JPMIM, and its affiliates had approximately $559 billion in asset under management. Jonathan K.L. Simon serves as Portfolio Manager of the Portfolio. Mr. Simon has worked as a portfolio manager with various affiliates of JPMIM since 1980 and is currently a Managing Director of JPMIM.

ING MFS Capital Opportunities Portfolio and ING MFS Global Growth Portfolio. The Adviser has engaged Massachusetts Financial Services Company (MFS), 500 Boylston Street, Boston, Massachusetts 02116, as Sub-Adviser to the above mentioned Portfolios. MFS has been engaged in the investment management business since 1924 and is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). Net assets under management of MFS were approximately $140.3 billion as of December 31, 2003.

S. Irfan Ali and Kenneth J. Enright serve as the management team for ING MFS Capital Opportunities Portfolio. S. Irfan Ali is a Senior Vice President and portfolio manager at MFS. Mr. Ali joined MFS as a research analyst in 1993 and earned his MBA from the Harvard Business School. Mr. Enright, a Senior Vice President of MFS, has been employed in the investment management area of MFS since 1986, since 1993 as a portfolio manager. Mr. Enright received his MBA from Babson College. He is a member of The Boston Security Analysts Society, Inc., and holds the Chartered Financial Analyst (CFA) designation.

ING MFS Global Growth Portfolio is managed by a team of portfolio managers comprised of Barry Dargan, a Senior Vice President of MFS and Nicholas Smithie, a Vice President of MFS. Mr. Dargan has been employed in the investment management area of MFS since 1996 and has been a portfolio manager of the Portfolio since October 31, 2003. Mr. Smithie has been employed in the MFS investment management area since 1998 and has been a portfolio manager of the Portfolio since August, 2002.

ING OpCap Balanced Value Portfolio. The Adviser has engaged OpCap Advisors LLC (OpCap), 1345 Avenue of the Americas, New York, New York 10105-4800, as Sub-Adviser to ING OpCap Balanced Value Portfolio. OpCap is a wholly-owned subsidiary of Oppenheimer Capital. Oppenheimer Capital is a wholly-owned subsidiary of Allianz Dresdner Asset Management U.S. Equities LLC, a subsidiary of Allianz Dresdner Asset Management of America L.P. OpCap has operated as an investment adviser to investment companies, institutions, and other investors since its organization in 1987, and as of December 31, 2003, OpCap and its parent, Oppenheimer Capital, advised accounts having assets in excess of $23 billion.

Colin Glinsman is the person primarily responsible for the day-to-day management of the Portfolio. Mr. Glinsman is a Managing Director and Chief Investment Officer of Oppenheimer Capital, the immediate parent of OpCap. He has been a portfolio manager since December 1992 and prior to that he was a securities analyst for Oppenheimer Capital.

ING PIMCO Total Return Portfolio. The Adviser has engaged Pacific Investment Management LLC (PIMCO), 840 Newport Center Drive, Newport Beach, California 92660, as Sub-Adviser to ING PIMCO Total Return Portfolio. PIMCO is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P. with a minority interest held by PIMCO Partners, LLC. PIMCO has been an investment adviser since 1971, and as of December 31, 2003, PIMCO had approximately $373.8 billion in assets under management. William H. Gross, Chief Investment Officer of PIMCO, is head of the investment team which manages the Portfolio.

ING Salomon Brothers Aggressive Growth Portfolio, ING Salomon Brothers Fundamental Value Portfolio and ING Salomon Brothers Investors Value Portfolio. The Adviser has engaged Salomon Brothers Asset Management Inc (SaBAM), 399 Park Avenue, New York, NY 10022, as Sub-Adviser to ING Salomon Brothers Aggressive Growth Portfolio, ING Salomon Brothers Fundamental Value Portfolio and ING Salomon Brothers Investors Value Portfolio. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. SaBAM has been an investment adviser since 1987, and as of December 31, 2003, SaBAM managed $65.1 billion in assets.

ING Salomon Brothers Aggressive Growth Portfolio is managed by a team of individuals led by Richie Freeman. Richie Freeman has been with SaBAM or its predecessor firms since 1983, serving as Managing Director and Portfolio Manager. Mr. Freeman manages the Smith Barney Aggressive Growth Fund, mid/small cap portfolios on a private portfolio basis, as well as the offshore U.S. Aggressive Growth Fund, and co-manages the Smith Barney Premier Selections Global Growth Fund and the Salomon Brothers Variable Emerging Growth Fund

John G. Goode and Peter J. Hable are primarily responsible for the day-to-day operation of the ING Salomon Brothers Fundamental Value Portfolio. Mr. Goode has been employed by Citigroup Inc. or its predecessor firms since 1969. With 33 years of business experience, he is a managing director of SaBAM. Mr. Hable, who has been employed by Citigroup Inc. or its predecessor firms since 1983, is a managing director of SaBAM.

John B. Cunningham and Mark McAllister are primarily responsible for the day-to-day operation of the ING Salomon Brothers Investors Value Portfolio. Mr. Cunningham joined SaBAM in 1995 and was appointed managing director in 2001. Mr. McAllister joined SaBAM in June 1999. Mr. McAllister was employed as an executive vice president and portfolio manager with JLW Capital Management, Inc. from March 1998 to May 1999 and as a vice president and equity analyst at Cohen & Steers Capital Management prior to 1998.

ING T. Rowe Price Growth Equity Portfolio. The Adviser has engaged T. Rowe Price Associates, Inc. (T. Rowe), 100 East Pratt Street, Baltimore, Maryland 21202 as Sub-Adviser to ING T. Rowe Price Growth Equity Portfolio. T. Rowe has been engaged in the investment management business since 1937. T. Rowe is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe and its affiliates managed over $190 billion as of December 31, 2003, for individual and institutional investors, retirement plans and financial intermediaries. ING T. Rowe Price Growth Equity Portfolio is managed by a committee. The committee chairman, Robert W. Smith, has day-to-day responsibility for managing the ING T. Rowe Price Growth Equity Portfolio and works with the committee in developing and executing its investment program. Mr. Smith is a Vice President of T. Rowe and joined the firm in 1992 as an equity analyst. He has managed the T. Rowe Price Growth Stock Fund since 1997, as well as the U.S. stock portion of the T. Rowe Price Global Stock Fund since 1996.

ING UBS U.S. Allocation Portfolio. The Adviser has engaged UBS Global Asset Management (US) Inc. (UBS Global AM US), 51 West 52nd Street, New York, New York 10019-6114, as Sub-Adviser to ING UBS U.S. Allocation Portfolio. UBS Global AM US is an indirectly, wholly-owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Global AM US has been an investment adviser since 1945, and as of December 31, 2003, UBS Global AM US had over $58.5 billion in assets under management.

The Portfolio is managed by a team of investment professionals.

ING UBS U.S. Large Cap Equity Portfolio. The Adviser has engaged UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North Wacker Drive, Chicago, Illinois 60606, as Sub-Adviser to ING UBS U.S. Large Cap Equity Portfolio. UBS Global AM is an indirect, wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland. As of December 31, 2003 UBS Global AM managed approximately $39.3 billion in assets. Investment decisions are made by an investment management team at UBS Global AM.

ING Van Kampen Comstock Portfolio. The Adviser has engaged Morgan Stanley Investment Management Inc. ("MSIM Inc."), 1221 Avenue of the Americas, New York, New York 10020, as Sub-Adviser to ING Van Kampen Comstock Portfolio. MSIM Inc. is a wholly-owned subsidiary of Morgan Stanley. MSIM Inc., together with its affiliated asset management companies, had approximately $421 billion in assets under management as of December 31, 2003. MSIM Inc. does business in certain instances (including in its role as sub-adviser to this Portfolio) under the name "Van Kampen."

ING Van Kampen Comstock Portfolio is managed by a team of portfolio managers. Current members of the team include B. Robert Baker, Jr., Managing Director, Jason S. Leder, Executive Director, and Kevin C. Holt, Executive Director.

Each Sub-Adviser, subject to the supervision of the Adviser and the Directors, is responsible for managing the assets of its respective Portfolio(s) in accordance with the Portfolio's investment objective and policies. Each Sub-Adviser pays the salaries and other related costs of personnel engaged in providing investment advice, including office space, facilities and equipment.

The Adviser has overall responsibility for monitoring the investment program maintained by each Sub-Adviser for compliance with applicable laws and regulations and the respective Portfolio's investment objective.

The Adviser pays each Sub-Adviser a fee at an annual rate based on the average daily net asset value of each Portfolio. The Adviser pays the sub-advisory fee out of its advisory fee.

                             PORTFOLIO DISTRIBUTION

Each Portfolio is distributed by ING Financial Advisers, LLC a member of the National Association of Securities Dealers, Inc. (NASD). To obtain information about NASD member firms and their associated person, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                             SHAREHOLDER INFORMATION

CLASSES OF SHARES

The Fund offers three classes of shares of each Portfolio, which are identical except for different expense variables, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Two of the classes of each Portfolio, the Service Class (S Class) and Adviser Class (ADV Class) are offered pursuant to this prospectus.

The Fund has adopted a Shareholder Services Plan (the Service Plan) for the S Class and ADV Class shares of each Portfolio. The Service Plan allows the Fund's administrator, ING Fund Services, LLC, to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services relating to S Class or ADV Class shares and their shareholders including variable contract owners or plan participants with interest in the Portfolios. Under the Service Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its S Class and ADV Class shares respectively.

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the Rule 12b-1 Plan) for the ADV Class shares of each Portfolio. The Rule 12b-1 Plan provides for a distribution fee, payable to ING Financial Advisers, LLC as the Fund's Distributor. ING Financial Advisers, LLC may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Rule 12b-1 Plan. Under the Rule 12b-1 Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its ADV Class shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NET ASSET VALUE

The net asset value (NAV) per share for each class of each Portfolio is determined each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.

When market quotations are not readily available or are deemed unreliable, the Adviser may determine a fair value for the security in accordance with procedures adopted by the Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

         o Foreign securities, where an event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the daily fluctuation in the S&P 500 Index exceeds certain thresholds, or the closing value is otherwise deemed unreliable;

         o  Securities of an issuer that has entered into a restructuring;

         o  Securities whose trading has been halted or suspended;

         o Fixed income securities that have gone into default and for which there is not current market value quotation;

The Portfolios or Adviser may use a fair value pricing service approved by the Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

PRICING OF PORTFOLIO SHARES

Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day's price, your order must be received by the earlier of 4:00 p.m. Eastern time or the close of regular trading on the New York Stock Exchange. The Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

PURCHASE AND REDEMPTION OF SHARES

Each Portfolio is available to serve as an investment option through variable annuity and variable life insurance separate accounts and Qualified Plans outside the separate account context. The Portfolios also may be made available to certain investment advisers and their affiliates, management investment companies and other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service. Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts, Qualified Plan, other investment companies or other permitted investors. Certain Portfolios may not be available as investment options in your variable annuity or life insurance contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Fund's behalf.

The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for variable annuity contracts and variable life insurance policies and offers its shares directly to Qualified Plans or other investors as permitted under the federal tax regulations revenue ruling or private letter ruling issued by the Internal Revenue Service. However, it is possible that the interests of owners of variable annuity contracts, variable life insurance policies or other permitted investors, for which the Portfolios serve as an investment medium might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Directors intends to monitor events to identify any material conflicts between variable annuity contract owners, variable life insurance policy owners and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolio or Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.

The Portfolios may discontinue sales to a Qualified Plan and require Plan participants with existing investments in the Portfolios to redeem those investments if the plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

Each Portfolio's shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund of funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds of funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Adviser and Sub-Adviser will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the Securities and Exchange Commission.

FREQUENT TRADING - MARKET TIMING

The Fund is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Fund. Shares of the Fund are primarily sold through omnibus account arrangements with financial intermediaries, such as insurance companies, retirement plans, record-keepers, and trusts. The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including orders that have been accepted by a financial intermediary, that the Fund determines not to be in the best interest of the Fund.

Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual basis. The ability of the Fund's Administrator and its affiliates ("ING") and the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries, therefore, is severely limited. Consequently, ING and the Fund must rely on the financial intermediary to monitor frequent, short-term trading within a Fund by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary for their policies regarding frequent, short-term trading. ING and the Fund seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent short term trading. There is, however, no guarantee that ING or the Fund will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity.

The Fund believes that market timing or frequent, short-term trading in any account, including a variable insurance or retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Fund's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance.

Although the policies described above that are followed by omnibus account arrangements and the Fund are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Fund will occur. Moreover, ING is often required to make decisions that are inherently subjective. ING strives to make these decisions to the best of its abilities in a manner that it believes is in the best interest of shareholders.

DIVIDENDS

Dividends from net investment income are declared and paid by each Portfolio at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Portfolio's net investment income. Each Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), including requirements with respect to diversification of assets, distribution of income and sources of income. As a regulated investment company, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains. Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for variable annuity and variable life insurance contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts. Contract owners should review the prospectus for their variable annuity or variable life insurance contract for information regarding the tax consequences of purchasing a contract.

                                   PERFORMANCE

PERFORMANCE OF SIMILARLY MANAGED MUTUAL FUNDS. The ING Aeltus Enhanced Index Portfolio, ING Alger Aggressive Growth Portfolio, ING Alger Capital Appreciation Portfolio, ING Alger Growth Portfolio, ING American Century Small Cap Value Portfolio, ING Baron Small Cap Growth Portfolio, ING Goldman(R) Sachs Capital Growth Portfolio, ING Goldman(R) Sachs Core Equity Portfolio, ING JPMorgan Mid Cap Value Portfolio, ING MFS Global Growth Portfolio, ING OpCap Balanced Value Portfolio, ING PIMCO Total Return Portfolio, ING Salomon Brothers Aggressive Growth Portfolio, ING Salomon Brothers Fundamental Value Portfolio, ING Salomon Brothers Investors Value Portfolio, ING UBS U.S. Allocation Portfolio and the ING Van Kampen Comstock Portfolio have substantially the same investment objective, policies and strategies as one or more existing mutual funds (Comparable Funds) that are either sold directly to the public on a retail basis or through variable products and that are advised or sub-advised by ING Aeltus, Alger, American Century, BAMCO, Goldman, JPMIM, OpCap, PIMCO, SaBAM, UBS Global US or Van Kampen, as the case may be.

While the above mentioned Portfolios are managed in a manner similar to that of the Comparable Funds presented, investors should be aware that the Portfolios are not the same funds and will not have the same performance. Investments made by the Portfolios at any given time may not be the same as those made by the Comparable Funds. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolios, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Funds may be lower than the total operating expenses of each of the Portfolios. In such instances, the performance of the Comparable Funds would be negatively impacted if the total operating expenses of the Portfolios had been used to compute the Comparable Funds' performance.

The historical performance of the Comparable Funds is presented below. You should not consider the performance of the Comparable Funds as an indication of the future performance of a Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by each Comparable Fund and not those to be paid by the Portfolio. THE FIGURES DO NOT REFLECT THE DEDUCTION OF ANY INSURANCE FEES OR CHARGES THAT ARE IMPOSED BY THE INSURANCE COMPANY IN CONNECTION WITH ITS SALE OF VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS. YOU SHOULD REFER TO THE SEPARATE ACCOUNT PROSPECTUSES, PROSPECTUS SUMMARY OR DISCLOSURE STATEMENT DESCRIBING THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS FOR INFORMATION PERTAINING TO THESE INSURANCE FEES AND CHARGES. THE INSURANCE SEPARATE ACCOUNT FEES WILL HAVE A DETRIMENTAL EFFECT ON THE PERFORMANCE OF THE PORTFOLIOS. The results shown below reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by each Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that although only one Comparable Fund may be shown for an ING portfolio, the sub-advisers of certain ING portfolios may manage substantially similar mutual funds, the performance of which is not shown.

The following table shows the average annual total return of the Comparable Funds for the stated periods ended March 31, 2004, as well as a comparison with the performance of the applicable benchmark.(1)

                                                                        1 YEAR          3 YEARS         5 YEARS        10 YEARS
                                                                                                                       (OR SINCE
                                                                                                                       INCEPTION)
ING VP Index Plus Large Cap Portfolio(2) .............................   32.98%           0.27%          -1.05%           9.25%
(Comparable to ING Aeltus Enhanced Index)
S&P 500 Index ........................................................   35.10            0.63           -1.20           11.68

Alger MidCap Growth Fund - Class B ...................................   49.61            5.41            6.79           14.35
(Comparable to ING Alger Aggressive Growth)
Russell MidCap Growth Index ..........................................   49.52            4.97            2.27           10.26
S&P Mid Cap 400 Index ................................................   49.07           10.69           11.75           14.92

Alger Capital Appreciation Fund - Class B ............................   34.26           -3.27           -5.73           12.40
(Comparable to ING Alger Capital Appreciation)
Russell 3000 Growth Index ............................................   34.29           -1.19           -5.52            9.43
S&P 500 Index ........................................................   35.10            0.63           -1.20           11.68

Alger LargeCap Growth Fund - Class B .................................   36.71           -3.75           -4.59            9.50
(Comparable to ING Alger Growth)
Russell 1000 Growth Index ............................................   32.37           -1.69           -6.10            9.81

American Century Small Cap Value Fund - INV Class ....................   51.53           16.78           19.98           16.53(3)
(Comparable to ING American Century Small Cap Value)
S&P SmallCap 600/BARRA Value Index ...................................   56.47           12.79           13.11           10.45(4)

Baron Capital Asset Fund - Class I ...................................   46.04           12.49           10.93           16.96
Baron Growth Fund ....................................................   44.95           14.84           12.39           18.82
(Comparable to ING Baron Small Cap Growth)
Russell 2000 Index ...................................................   63.56           10.84            9.62           10.42

Goldman Sachs Capital Growth Fund - Class A ..........................   29.11           -2.54           -2.22            9.92
(Comparable to ING Goldman Sachs(R) Capital Growth)
S&P 500 Index ........................................................   35.10            0.63           -1.20           11.68
Russell 1000 Growth Index ............................................   32.37           -1.69           -6.10            9.81

Goldman Sachs CORE(SM) U.S. Equity Fund - Class A ....................   37.96            2.11           -0.64           10.90
(Comparable to ING Goldman Sachs(R) Core Equity)
S&P 500 Index ........................................................   35.10            0.63           -1.20           11.68

JPMorgan Mid Cap Value Fund ..........................................   53.11            4.82            2.80           18.97(5)
JPMorgan Mid Cap Value Portfolio- Variable Insurance Fund ............   39.56           16.44           19.67             N/A
(Comparable to ING JPMorgan Mid Cap Value)
Russell Mid Cap Value Index ..........................................   50.94           11.55           10.47            9.21(6)

MFS Global Growth Fund - Class A .....................................   44.26            1.74            4.00            7.97
(Comparable to ING MFS Global Growth)
MSCI All Country World Free Index ....................................   38.20           -5.65           -2.26            3.99

OpCap Advisors Balanced Value Composite(7) ...........................   35.61            2.23            4.72           13.43
(Comparable to ING OpCap Balanced Value)
60% S&P 500 Index/40% LB Government/Credit Bond Index ................   26.44            4.87            3.16           10.69

PIMCO Total Return Fund - Class A ....................................    5.70            7.84            7.48            7.83(8)
(Comparable to ING PIMCO Total Return)
Lehman Brothers Aggregate Bond Index .................................    5.40            7.44            7.29            7.52(9)

Smith Barney Aggressive Growth Fund - Class A(10) ....................   40.32            0.71            9.44           16.19
(Comparable to ING Salomon Brothers Aggressive Growth)
Russell 3000 Growth Index ............................................   34.29           -1.19           -5.52            9.43

Smith Barney Fundamental Value Fund - Class A(11) ....................   51.36            2.04            7.00           12.09
(Comparable to ING Salomon Brothers Fundamental Value)
Russell 3000 Index ...................................................   38.19            1.95            0.14           11.45

Salomon Brothers Investors Value Fund - Class A ......................   41.65            1.48            5.01           13.65(12)
Salomon Brothers Investors Value Fund - Class O ......................   42.03            1.77            5.29           13.13
(Comparable to ING Salomon Brothers Investors Value)
S&P BARRA Value Index ................................................   44.14            0.60            2.04           11.93(13)

UBS U.S Allocation Fund - Class A ....................................   34.91           -0.03           -0.54           11.31
(Comparable to ING UBS U.S. Allocation)
S&P 500 Index ........................................................   35.10            0.63           -1.20           11.68

Van Kampen Comstock Fund - (Class A)(14) .............................   33.70%           0.85%           6.80%          11.80%
Van Kampen Life Investment Trust Comstock Portfolio (Class I)(14) ....   41.35            2.98             N/A            5.62
(Comparable to ING Van Kampen Comstock)
S&P 500 Index ........................................................   35.10            0.63           -1.20           11.68
S&P BARRA Value Index ................................................   44.14            0.60            2.04           11.28

(1) The Standard & Poor's 500 (S&P 500) Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The S&P Mid Cap 400 Index is a broad-based unmanaged capitalization weighted index of mid-capitalization companies. The S&P SmallCap 600/BARRA Value Index consists of S&P 600 stocks chosen that have lower price/book ratios. The Russell MidCap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged capitalization weighted index of small capitalization companies. The Russell 1000 Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The Russell MidCap Value Index is the subset of the Russell MidCap Index, representing approximately 71% of the total market capitalization of the Russell MidCap Index. The Morgan Stanley Capital International (MSCI) All Country World Free Index is a broad based unmanaged index of developed country and emerging market equities. The 60% S&P 500/40% Lehman Brothers Government/Credit Bond Index is a benchmark consisting of a mix of 60% of an unmanaged stock index (The Standard & Poor's 500) and 40% of an unmanaged bond index (Lehman Bros. Gov't Credit Bond Index). The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index including securities that are of investment-grade quality or better and have at least one year to maturity. The Russell 3000 Index is a broad-based unmanaged capitalization weighted index of large capitalization companies. The Russell 3000 Growth Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The S&P BARRA Value Index is constructed by dividing the stocks in the S&P 500 Index according to a single attribute of price-to-book ratio. The index contains companies with lower price-to-book ratios, and is capitalization weighted so that each stock is weighted in the appropriate index in proportion to its market value.

(2)  Portfolio is sub-advised by ING Aeltus.

(3)  Portfolio commenced operations on July 30, 1998.
(4)  Index return is for the period beginning July 30, 1998.
(5)  Portfolio commenced operations on November 13, 1997.
(6)  Index return is for the period beginning November 30, 1997.
(7) Performance is based on a composite of all similarly managed mutual fund accounts.
(8)  Portfolio commenced operations on January 13, 1997.
(9)  Index return is for the period beginning January 31, 1997.
(10) The portfolio manager of the ING Salomon Brothers Aggressive Growth Portfolio also manages the Smith Barney Aggressive Growth Fund Inc., in his capacity as portfolio manager of Smith Barney Fund Management LLC, an affiliate of the Sub-Adviser.
(11) The portfolio managers of the ING Salomon Brothers Fundamental Value Portfolio also manage the Smith Barney Fundamental Value Fund, Inc. in their capacity as portfolio managers of Smith Barney Fund Management LLC, an affiliate of the Sub-Adviser.
(12) Portfolio commenced operations on January 3, 1995.
(13) Index return is for the period beginning January 1, 1995.
(14) The portfolio management team members that manage the ING Van Kampen Comstock Portfolio also manage two Comparable Funds - Van Kampen Comstock Fund and Van Kampen Life Investment Trust Comstock Portfolio - in their capacity as portfolio managers of Van Kampen Asset Management, an affiliate of the Sub-Adviser.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio's financial performance for the period of its operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from each Portfolio's Financial Statements that were audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the annual report. The annual report is available upon request without charge by calling 1-800-262-3862.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                                 CLASS S
                                                                       -----------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING AELTUS ENHANCED INDEX PORTFOLIO                                        YEAR ENDED           YEAR ENDED       OF OPERATIONS) TO
(FORMERLY ING DSI ENHANCED INDEX PORTFOLIO)                            DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2001
-------------------------------------------                            -----------------    -----------------    -----------------
Net asset value, beginning of period ................................       $   6.29             $   8.16             $   8.23
                                                                            --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................................           0.06                 0.05                 0.00*
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign currency
     exchange contracts .............................................           1.66                (1.92)               (0.07)
                                                                            --------             --------             --------
   Total income (loss) from investment operations ...................           1.72                (1.87)               (0.07)
                                                                            --------             --------             --------
LESS DISTRIBUTIONS:
   Net investment income ............................................          (0.05)               (0.00)+                 --
   Net realized gain on sale of investments .........................             --                (0.00)+                 --
                                                                            --------             --------             --------
   Total distributions ..............................................          (0.05)               (0.00)                  --
                                                                            --------             --------             --------
Net asset value, end of period ......................................       $   7.96             $   6.29             $   8.16
                                                                            ========             ========             ========
Total return ........................................................          27.38%              (22.89)%              (0.85)%(1)
Net assets, end of period (000's) ...................................       $ 37,612             $ 32,443             $ 43,927
Ratio of total expenses to average net assets .......................           1.05%                1.05%                1.05%(2)
Ratio of net investment income to average net assets ................           0.74%                0.57%                0.44%(2)
Portfolio turnover rate .............................................          34.75%               59.73%                0.00%(1)#

(1) Not annualized.
(2) Annualized.
  * Rounds to less than $0.01.
  + Rounds to less than $(0.01).
  # Rounds to less than 0.01%.

                                                                                                CLASS ADV
                                                                       -----------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING AELTUS ENHANCED INDEX PORTFOLIO                                        YEAR ENDED           YEAR ENDED       OF OPERATIONS) TO
(FORMERLY ING DSI ENHANCED INDEX PORTFOLIO)                            DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2001
-------------------------------------------                            -----------------    -----------------    -----------------
Net asset value, beginning of period ................................       $   6.28             $   8.16             $   8.23
                                                                            --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................................           0.05                 0.00*                0.00*
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign currency
     exchange contracts .............................................           1.64                (1.88)               (0.07)
                                                                            --------             --------             --------
   Total income (loss) from investment operations ...................           1.69                (1.88)               (0.07)
                                                                            --------             --------             --------
LESS DISTRIBUTIONS:
   Net investment income ............................................          (0.07)               (0.00)+                 --
   Net realized gain on sale of investments .........................             --                (0.00)+                 --
                                                                            --------             --------             --------
   Total distributions ..............................................          (0.07)               (0.00)                  --
                                                                            --------             --------             --------
Net asset value, end of period ......................................       $   7.90             $   6.28             $   8.16
                                                                            ========             ========             ========
Total return ........................................................          26.99%              (23.03)%              (0.85)%(1)
Net assets, end of period (000's) ...................................       $  4,669             $  1,036             $     10
Ratio of total expenses to average net assets .......................           1.30%                1.30%                1.30%(2)
Ratio of net investment income to average net assets ................           0.50%                0.53%                0.17%(2)
Portfolio turnover rate .............................................          34.75%               59.73%                0.00%(1)#

(1) Not annualized.
(2) Annualized.
  * Rounds to less than $0.01.
  + Rounds to less than $(0.01).
  # Rounds to less than 0.01%.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                                 CLASS S
                                                                       -----------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING ALGER AGGRESSIVE                                                       YEAR ENDED           YEAR ENDED       OF OPERATIONS) TO
GROWTH PORTFOLIO                                                       DECEMBER 31, 2001    DECEMBER 31, 2003    DECEMBER 31, 2002
----------------                                                       -----------------    -----------------    -----------------
Net asset value, beginning of period ................................       $   5.09             $   7.29             $   7.23
                                                                            --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss ..............................................          (0.04)               (0.02)               (0.00)*
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign currency
     exchange contracts .............................................           2.31                (2.18)                0.06
                                                                            --------             --------             --------
   Total income (loss) from investment operations ...................           2.27                (2.20)                0.06
                                                                            --------             --------             --------
Net asset value, end of period ......................................       $   7.36             $   5.09             $   7.29
                                                                            ========             ========             ========
Total return ........................................................          44.60%              (30.18)%               0.83%(1)
Net assets, end of period (000's) ...................................       $ 30,354             $  1,110             $     10
Ratio of total expenses to average net assets .......................           1.30%                1.30%                1.30%(2)
Ratio of net investment loss to average net assets ..................          (1.00)%              (0.90)%              (0.99)%(2)
Portfolio turnover rate .............................................         187.33%              327.74%               58.25%(1)

(1) Not annualized.
(2) Annualized.
  * Rounds to less than $(0.01).

                                                                                                CLASS ADV
                                                                       -----------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING ALGER AGGRESSIVE                                                       YEAR ENDED           YEAR ENDED       OF OPERATIONS) TO
GROWTH PORTFOLIO                                                       DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2001
----------------                                                       -----------------    -----------------    -----------------
Net asset value, beginning of period ................................       $   5.08             $   7.29             $   7.23
                                                                            --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss ..............................................          (0.07)               (0.07)               (0.01)
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign currency
     exchange contracts .............................................           2.32                (2.14)                0.07
                                                                            --------             --------             --------
   Total income (loss) from investment operations ...................           2.25                (2.21)                0.06
                                                                            --------             --------             --------
Net asset value, end of period ......................................       $   7.33             $   5.08             $   7.29
                                                                            ========             ========             ========
Total return ........................................................          44.29%              (30.32)%               0.83%(1)
Net assets, end of period (000's) ...................................       $107,353             $ 71,775             $ 80,999
Ratio of total expenses to average net assets .......................           1.55%                1.55%                1.53%(2)
Ratio of net investment loss to average net assets ..................          (1.24)%              (1.19)%              (1.28)%(2)
Portfolio turnover rate .............................................         187.33%              327.74%               58.25%(1)

(1) Not annualized.
(2) Annualized.
  * Rounds to less than $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                      CLASS S                        CLASS ADV
                                                                                 -----------------               -----------------
                                                                                    PERIOD FROM                     PERIOD FROM
                                                                                    MAY 1, 2003                     MAY 1, 2003
                                                                                   (COMMENCEMENT                   (COMMENCEMENT
ING ALGER CAPITAL                                                                OF OPERATIONS) TO               OF OPERATIONS) TO
APPRECIATION PORTFOLIO                                                           DECEMBER 31, 2003               DECEMBER 31, 2003
----------------------                                                           -----------------               -----------------
Net asset value, beginning of period ..........................................       $  10.00                        $  10.00
                                                                                      --------                        --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss ........................................................          (0.04)                          (0.06)
   Net realized and change in unrealized gain on investments, foreign
     currency and forward foreign currency exchange contracts .................           2.15                            2.15
                                                                                      --------                        --------
   Total income from investment operations ....................................           2.11                            2.09
                                                                                      --------                        --------
Net asset value, end of period ................................................       $  12.11                        $  12.09
                                                                                      ========                        ========
Total return(1) ...............................................................          21.00%                          20.90%
Net assets, end of period (000's) .............................................       $      1                        $ 42,935
Ratio of total expenses to average net assets(2) ..............................           1.15%                           1.40%
Ratio of net investment loss to average net assets(2) .........................          (0.53)%                         (0.78)%
Portfolio turnover rate(1) ....................................................         115.88%                         115.88%

(1) Not annualized.
(2) Annualized.

                                                                                                 CLASS S
                                                                       -----------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING ALGER                                                                  YEAR ENDED           YEAR ENDED       OF OPERATIONS) TO
GROWTH PORTFOLIO                                                       DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2001
----------------                                                       -----------------    -----------------    -----------------
Net asset value, beginning of period ................................       $   6.60             $   9.85             $   9.92
                                                                            --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) .....................................          (0.02)               (0.01)                0.00*
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign currency
     exchange contracts .............................................           2.27                (3.24)               (0.07)
                                                                            --------             --------             --------
   Total income (loss) from investment operations ...................           2.25                (3.25)               (0.07)
                                                                            --------             --------             --------
Net asset value, end of period ......................................       $   8.85             $   6.60             $   9.85
                                                                            ========             ========             ========
Total return ........................................................          34.29%              (33.10)%              (0.71)%(1)
Net assets, end of period (000's) ...................................       $  2,874             $    321             $     10
Ratio of total expenses to average net assets .......................           1.25%                1.25%                1.25%(2)
Ratio of net investment income (loss) to average net assets .........          (0.45)%              (0.31)%               0.17%(2)
Portfolio turnover rate .............................................         168.93%              245.27%                6.09%(1)

(1) Not annualized.
(2) Annualized.
  * Rounds to less than $0.01.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                                CLASS ADV
                                                                       -----------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING ALGER                                                                  YEAR ENDED           YEAR ENDED       OF OPERATIONS) TO
GROWTH PORTFOLIO                                                       DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2001
----------------                                                       -----------------    -----------------    -----------------
Net asset value, beginning of period ................................       $   6.58             $   9.85             $   9.92
                                                                            --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss ..............................................          (0.05)               (0.05)               (0.00)+
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign currency
     exchange contracts .............................................           2.28                (3.22)               (0.07)
                                                                            --------             --------             --------
   Total income (loss) from investment operations ...................           2.23                (3.27)               (0.07)
                                                                            --------             --------             --------
Net asset value, end of period ......................................       $   8.81             $   6.58             $   9.85
                                                                            ========             ========             ========
Total return ........................................................          33.89%              (33.20)%              (0.71)%(1)
Net assets, end of period (000's) ...................................       $ 53,998             $ 45,533             $ 38,319
Ratio of total expenses to average net assets .......................           1.50%                1.50%                1.48%(2)
Ratio of net investment loss to average net assets ..................          (0.70)%              (0.65)%              (0.06)%(2)
Portfolio turnover rate .............................................         168.93%              245.27%                6.09%(1)

(1) Not annualized.
(2) Annualized.
  + Rounds to less than $(0.01).

                                                                    CLASS S                                CLASS ADV
                                                     -------------------------------------   -------------------------------------
                                                                            PERIOD FROM                             PERIOD FROM
                                                                            MAY 1, 2002                             MAY 1, 2002
                                                                           (COMMENCEMENT                           (COMMENCEMENT
ING AMERICAN CENTURY                                     YEAR ENDED      OF OPERATIONS) TO       YEAR ENDED      OF OPERATIONS) TO
SMALL CAP VALUE PORTFOLIO                            DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2003   DECEMBER 31, 2002
-------------------------                            -----------------   -----------------   -----------------   -----------------
Net asset value, beginning of period ..............       $   8.15            $  10.00            $   8.13            $  10.00
                                                          --------            --------            --------            --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ..........................           0.02                0.00*               0.01                0.00*
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency and
     forward foreign currency exchange contracts...           2.87               (1.85)               2.84               (1.86)
                                                          --------            --------            --------            --------
   Total income (loss) from investment operations..           2.89               (1.85)               2.85               (1.86)
                                                          --------            --------            --------            --------
LESS DISTRIBUTIONS:
   Net investment income ..........................          (0.01)              (0.00)+             (0.00)!             (0.01)
   Net realized gain on sale of investments .......          (0.27)                 --               (0.27)                 --
                                                          --------            --------            --------            --------
   Total distributions ............................          (0.28)              (0.00)              (0.27)              (0.01)
                                                          --------            --------            --------            --------
Net asset value, end of period ....................       $  10.76            $   8.15            $  10.71            $   8.13
                                                          ========            ========            ========            ========
Total return ......................................          35.49%             (18.48)%(1)          35.08%             (18.62)%(1)
Net assets, end of period (000's) .................       $ 12,363            $  6,324            $  2,843            $    815
Ratio of net expenses to average net assets .......           1.57%               1.65%(2)            1.82%               1.90%(2)
Ratio of gross expenses prior to expense
  reimbursements ..................................           1.65%                 --                1.90%                 --
Ratio of net investment income to average net
  assets ..........................................           0.23%               0.09%(2)            0.00%+              0.06%(2)
Ratio of net investment income to average net
  assets prior to expense reimbursements ..........           0.15%                 --               (0.08)%                --
Portfolio turnover rate ...........................         136.81%              70.04%(1)          136.81%              70.04%(1)

(1) Not annualized.
(2) Annualized.
  * Rounds to less than $0.01.
  + Rounds to less than 0.01%.
  ! Rounds to less than $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                    CLASS S                                CLASS ADV
                                                     -------------------------------------   -------------------------------------
                                                                            PERIOD FROM                             PERIOD FROM
                                                                            MAY 1, 2002                             MAY 1, 2002
                                                                           (COMMENCEMENT                           (COMMENCEMENT
ING BARON SMALL                                          YEAR ENDED      OF OPERATIONS) TO       YEAR ENDED      OF OPERATIONS) TO
CAP GROWTH PORTFOLIO                                 DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2003   DECEMBER 31, 2002
--------------------                                 -----------------   -----------------   -----------------   -----------------
Net asset value, beginning of period ..............       $   8.76            $  10.00            $   8.74            $  10.00
                                                          --------            --------            --------            --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss ............................          (0.07)              (0.06)              (0.12)              (0.02)
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency and
     forward foreign currency exchange contracts ..           3.00               (1.18)               3.02               (1.24)
                                                          --------            --------            --------            --------
   Total income (loss) from investment operations..           2.93               (1.24)               2.90               (1.26)
                                                          --------            --------            --------            --------
Net asset value, end of period ....................       $  11.69            $   8.76            $  11.64            $   8.74
                                                          ========            ========            ========            ========
Total return ......................................          33.45%             (12.40)%(1)          33.18%             (12.60)%(1)
Net assets, end of period (000's) .................       $ 44,200            $  7,793            $  3,950            $  2,131
Ratio of net expenses to average net assets .......           1.46%               1.50%(2)            1.71%               1.75%(2)
Ratio of gross expenses prior to expense
  reimbursements ..................................           1.50%                 --                1.75%                 --
Ratio of net investment loss to average net
  assets ..........................................          (1.15)%             (1.23)%(2)          (1.42)%             (1.56)%(2)
Ratio of net investment income to average net
  assets prior to expense reimbursements ..........          (1.19)%                --               (1.46)%                --
Portfolio turnover rate ...........................          18.55%              12.42%(1)           18.55%              12.42%(1)

(1) Not annualized.
(2) Annualized.

                                                                                                 CLASS S
                                                                       -----------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING GOLDMAN SACHS(R)                                                       YEAR ENDED           YEAR ENDED       OF OPERATIONS) TO
CAPITAL GROWTH PORTFOLIO                                               DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2001
------------------------                                               -----------------    -----------------    -----------------
Net asset value, beginning of period ................................       $   8.38             $  11.15             $  11.24
                                                                            --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) .....................................           0.01                (0.01)                0.00*
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign currency
     exchange contracts .............................................           1.97                (2.76)               (0.09)
                                                                            --------             --------             --------
   Total income (loss) from investment operations ...................           1.98                (2.77)               (0.09)
                                                                            --------             --------             --------
LESS DISTRIBUTIONS:
   Net investment income ............................................             --                (0.00)+                 --
                                                                            --------             --------             --------
   Total distributions ..............................................             --                (0.00)                  --
                                                                            --------             --------             --------
Net asset value, end of period ......................................       $  10.36             $   8.38             $  11.15
                                                                            ========             ========             ========
Total return ........................................................          23.63%              (24.84)%              (0.80)%(1)
Net assets, end of period (000's) ...................................       $ 90,005             $ 78,023             $103,118
Ratio of total expenses to average net assets .......................           1.30%                1.30%                1.30%(2)
Ratio of net investment income (loss) to average net assets .........           0.06%               (0.08)%               0.07%(2)
Portfolio turnover rate .............................................          22.77%               31.98%                1.11%(1)

(1) Not annualized.
(2) Annualized.
  * Rounds to less than $0.01.
  + Rounds to less than $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                                CLASS ADV
                                                                       -----------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING GOLDMAN SACHS(R)                                                       YEAR ENDED           YEAR ENDED       OF OPERATIONS) TO
CAPITAL GROWTH PORTFOLIO                                               DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2001
------------------------                                               -----------------    -----------------    -----------------
Net asset value, beginning of period ................................       $   8.41             $  11.15             $  11.24
                                                                            --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss ..............................................          (0.02)               (0.00)+              (0.00)+
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign currency
     exchange contracts .............................................           1.97                (2.74)               (0.09)
                                                                            --------             --------             --------
   Total income (loss) from investment operations ...................           1.95                (2.74)               (0.09)
                                                                            --------             --------             --------
LESS DISTRIBUTIONS:
   Net investment income ............................................             --                (0.00)+                 --
                                                                            --------             --------             --------
   Total distributions ..............................................             --                (0.00)                  --
                                                                            --------             --------             --------
Net asset value, end of period ......................................       $  10.36             $   8.41             $  11.15
                                                                            ========             ========             ========
Total return ........................................................          23.19%              (24.56)%              (0.80)%(1)
Net assets, end of period (000's) ...................................       $  5,299             $  4,124             $     10
Ratio of total expenses to average net assets .......................           1.55%                1.55%                1.55%(2)
Ratio of net investment loss to average net assets ..................          (0.19)%              (0.09)%              (0.03)%(2)
Portfolio turnover rate .............................................          22.77%               31.98%                1.11%(1)

(1) Not annualized.
(2) Annualized.
  + Rounds to less than $(0.01).

                                                                                      CLASS S                        CLASS ADV
                                                                                 -----------------               -----------------
                                                                                    PERIOD FROM                     PERIOD FROM
                                                                                    MAY 1, 2003                     MAY 1, 2003
                                                                                   (COMMENCEMENT                   (COMMENCEMENT
ING GOLDMAN SACHS                                                                OF OPERATIONS) TO               OF OPERATIONS) TO
CORE EQUITY PORTFOLIO                                                            DECEMBER 31, 2003               DECEMBER 31, 2003
---------------------                                                            -----------------               -----------------
Net asset value, beginning of period ..........................................       $  10.00                        $  10.00
                                                                                      --------                        --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ......................................................           0.04                            0.02
   Net realized and change in unrealized gain on investments, foreign
     currency and forward foreign currency exchange contracts .................           2.40                            2.40
                                                                                      --------                        --------
   Total income from investment operations ....................................           2.44                            2.42
                                                                                      --------                        --------
Net asset value, end of period ................................................       $  12.44                        $  12.42
                                                                                      ========                        ========
Total return(1) ...............................................................          24.40%                          24.20%
Net assets, end of period (000's) .............................................       $ 96,497                        $      1
Ratio of total expenses to average net assets(2) ..............................           1.15%                           1.40%
Ratio of net investment income to average net assets(2) .......................           0.53%                           0.27%
Portfolio turnover rate(1) ....................................................          66.39%                          66.39%

(1) Not annualized.
(2) Annualized.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                                 CLASS S
                                                                       -----------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING JPMORGAN FLEMING                                                       YEAR ENDED           YEAR ENDED       OF OPERATIONS) TO
INTERNATIONAL PORTFOLIO                                                DECEMBER 31, 2003   DECEMBER 31, 2002(3)  DECEMBER 31, 2001
-----------------------                                                -----------------   --------------------  -----------------
Net asset value, beginning of period ................................       $   8.15             $  10.04             $  10.18
                                                                            --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) .....................................          (0.05)                0.02                (0.00)*
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign currency
     exchange contracts .............................................           2.43                (1.86)               (0.14)
                                                                            --------             --------             --------
   Total income (loss) from investment operations ...................           2.38                (1.84)               (0.14)
                                                                            --------             --------             --------
LESS DISTRIBUTIONS:
   Net investment income ............................................          (0.09)               (0.05)                  --
                                                                            --------             --------             --------
   Total distributions ..............................................          (0.09)               (0.05)                  --
                                                                            --------             --------             --------
Net asset value, end of period ......................................       $  10.44             $   8.15             $  10.04
                                                                            ========             ========             ========
Total return ........................................................          29.38%              (18.29)%              (1.38)%(1)
Net assets, end of period (000's) ...................................       $  8,034             $     18             $     10
Ratio of total expenses to average net assets .......................           1.25%                1.25%                1.25%(2)
Ratio of net investment income (loss) to average net assets .........          (0.21)%               0.24%               (0.34)%(2)
Portfolio turnover rate .............................................          23.06%              173.74%               96.70%

(1) Not annualized.
(2) Annualized.
(3) Net investment income per share was computed using average shares outstanding.
  * Rounds to less than $(0.01).

                                                                                                CLASS ADV
                                                                       -----------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING JPMORGAN FLEMING                                                       YEAR ENDED           YEAR ENDED       OF OPERATIONS) TO
INTERNATIONAL PORTFOLIO                                                DECEMBER 31, 2003   DECEMBER 31, 2002(3)  DECEMBER 31, 2001
-----------------------                                                -----------------   --------------------  -----------------
Net asset value, beginning of period ................................       $   8.13             $  10.03             $  10.18
                                                                            --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) .....................................           0.05                (0.04)               (0.00)*
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign currency
     exchange contracts .............................................           2.30                (1.81)               (0.15)
                                                                            --------             --------             --------
   Total income (loss) from investment operations ...................           2.35                (1.85)               (0.15)
                                                                            --------             --------             --------
LESS DISTRIBUTIONS:
   Net investment income ............................................          (0.08)               (0.05)                  --
                                                                            --------             --------             --------
   Total distributions ..............................................          (0.08)               (0.05)                  --
                                                                            --------             --------             --------
Net asset value, end of period ......................................       $  10.40             $   8.13             $  10.03
                                                                            ========             ========             ========
Total return ........................................................          28.98%              (18.48)%              (1.47)%(1)
Net assets, end of period (000's) ...................................       $  1,184             $    485             $     10
Ratio of total expenses to average net assets .......................           1.50%                1.50%                1.50%(2)
Ratio of net investment income (loss) to average net assets .........           0.86%               (0.45)%              (0.67)%(2)
Portfolio turnover rate .............................................          23.06%              173.74%               96.70%

(1) Not annualized.
(2) Annualized.
(3) Net investment income per share was computed using average shares outstanding.
  * Rounds to less than $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                    CLASS S                                CLASS ADV
                                                     -------------------------------------   -------------------------------------
                                                                            PERIOD FROM                             PERIOD FROM
                                                                            MAY 1, 2002                             MAY 1, 2002
                                                                           (COMMENCEMENT                           (COMMENCEMENT
ING JPMORGAN                                             YEAR ENDED      OF OPERATIONS) TO       YEAR ENDED      OF OPERATIONS) TO
MID CAP VALUE PORTFOLIO                              DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2003   DECEMBER 31, 2002
-----------------------                              -----------------   -----------------   -----------------   -----------------
Net asset value, beginning of period ..............       $   9.23            $  10.00            $   9.22            $  10.00
                                                          --------            --------            --------            --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ..........................           0.04                0.02                0.03                0.01
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency and
     forward foreign currency exchange contracts ..           2.73               (0.77)               2.70               (0.77)
                                                          --------            --------            --------            --------
   Total income (loss) from investment
     operations ...................................           2.77               (0.75)               2.73               (0.76)
                                                          --------            --------            --------            --------
LESS DISTRIBUTIONS:
   Net investment income ..........................          (0.03)              (0.02)              (0.01)              (0.02)
   Net realized gain on sale of investments .......          (0.08)                 --               (0.08)                 --
                                                          --------            --------            --------            --------
   Total distributions ............................          (0.11)              (0.02)              (0.09)              (0.02)
                                                          --------            --------            --------            --------
Net asset value, end of period ....................       $  11.89            $   9.23            $  11.86            $   9.22
                                                          ========            ========            ========            ========
Total return ......................................          30.05%              (7.53)%(1)          29.68%              (7.64)%(1)
Net assets, end of period (000's) .................       $ 16,372            $  6,027            $  1,354            $    331
Ratio of total expenses to average net assets .....           1.35%               1.35%(2)            1.60%               1.60%(2)
Ratio of net investment income to average net
  assets ..........................................           0.61%               0.35%(2)            0.36%               0.26%(2)
Portfolio turnover rate ...........................          44.14%              30.55%(1)           44.14%              30.55%(1)

(1) Not annualized.
(2) Annualized.

                                                                                                 CLASS S
                                                                     -------------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING MFS CAPITAL                                                           YEAR ENDED            YEAR ENDED       OF OPERATIONS) TO
OPPORTUNITIES PORTFOLIO                                              DECEMBER 31, 2003(3)  DECEMBER 31, 2002(3)  DECEMBER 31, 2001
-----------------------                                              --------------------  --------------------  -----------------
Net asset value, beginning of period ...............................       $  18.89              $  27.11             $  27.21
                                                                           --------              --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ....................................           0.05                  0.02                (0.00)*
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign currency
     exchange contracts ............................................           5.19                 (8.24)               (0.10)
                                                                           --------              --------             --------
   Total income (loss) from investment operations ..................           5.24                 (8.22)               (0.10)
                                                                           --------              --------             --------
LESS DISTRIBUTIONS:
   Net investment income ...........................................          (0.04)                   --                   --
                                                                           --------              --------             --------
   Total distributions .............................................          (0.04)                   --                   --
                                                                           --------              --------             --------
Net asset value, end of period .....................................       $  24.09              $  18.89             $  27.11
                                                                           ========              ========             ========
Total return .......................................................          27.74%               (30.35)%              (0.37)%(1)
Net assets, end of period (000's) ..................................       $    391              $     80             $     10
Ratio of total expenses to average net assets ......................           1.15%                 1.15%                1.15%(2)
Ratio of net investment income (loss) to average net assets ........           0.21%                 0.08%               (0.03)%(2)
Portfolio turnover rate ............................................          64.97%               151.07%              105.61%

(1) Not annualized.
(2) Annualized.
(3) Net investment income per share was computed using average shares outstanding.
  * Rounds to less than $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                                CLASS ADV
                                                                     -------------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING MFS CAPITAL                                                           YEAR ENDED            YEAR ENDED       OF OPERATIONS) TO
OPPORTUNITIES PORTFOLIO                                              DECEMBER 31, 2003(3)  DECEMBER 31, 2002(3)  DECEMBER 31, 2001
-----------------------                                              --------------------  --------------------  -----------------
Net asset value, beginning of period ...............................       $  18.84              $  27.11             $  27.21
                                                                           --------              --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss .............................................          (0.01)                (0.01)               (0.01)
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign currency
     exchange contracts ............................................           5.17                 (8.26)               (0.09)
                                                                           --------              --------             --------
   Total income (loss) from investment operations ..................           5.16                 (8.27)               (0.10)
                                                                           --------              --------             --------
LESS DISTRIBUTIONS:
   Net investment income ...........................................          (0.02)                   --                   --
                                                                           --------              --------             --------
   Total distributions .............................................          (0.02)                   --                   --
                                                                           --------              --------             --------
Net asset value, end of period .....................................       $  23.98              $  18.84             $  27.11
                                                                           ========              ========             ========
Total return .......................................................          27.39%               (30.51)%              (0.37)%(1)
Net assets, end of period (000's) ..................................       $    159              $     54             $     10
Ratio of total expenses to average net assets ......................           1.40%                 1.40%                1.40%(2)
Ratio of net investment loss to average net assets .................          (0.04)%               (0.06)%              (0.33)%(2)
Portfolio turnover rate ............................................          64.97%               151.07%              105.61%

(1) Not annualized.
(2) Annualized.
(3) Net investment income per share was computed using average shares outstanding.

                                                                    CLASS S                                CLASS ADV
                                                     -------------------------------------   -------------------------------------
                                                                            PERIOD FROM                             PERIOD FROM
                                                                            MAY 1, 2002                             MAY 1, 2002
                                                                           (COMMENCEMENT                           (COMMENCEMENT
ING MFS GLOBAL                                           YEAR ENDED      OF OPERATIONS) TO       YEAR ENDED      OF OPERATIONS) TO
GROWTH PORTFOLIO                                     DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2003   DECEMBER 31, 2002
----------------                                     -----------------   -----------------   -----------------   -----------------
Net asset value, beginning of period ..............       $   8.39            $  10.00            $   8.38            $  10.00
                                                          --------            --------            --------            --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ..........................           0.02                0.00*               0.00*              (0.01)
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency and
     forward foreign currency exchange contracts...           2.65               (1.61)               2.64               (1.61)
                                                          --------            --------            --------            --------
   Total income (loss) from investment operations..           2.67               (1.61)               2.64               (1.62)
                                                          --------            --------            --------            --------
LESS DISTRIBUTIONS:
   Net investment income ..........................             --                  --                  --                  --
                                                          --------            --------            --------            --------
   Total distributions ............................             --                  --                  --                  --
                                                          --------            --------            --------            --------
Net asset value, end of period ....................       $  11.06            $   8.39            $  11.02            $   8.38
                                                          ========            ========            ========            ========
Total return ......................................          31.82%             (16.10)%(1)          31.50%             (16.20)%(1)
Net assets, end of period (000's) .................       $ 14,291            $  8,516            $    856            $    665
Ratio of total expenses to average net assets .....           1.45%               1.45%(2)            1.70%               1.70%(2)
Ratio of net investment income to average net
  assets ..........................................           0.19%               0.07%(2)            0.01%              (0.43)%(2)
Portfolio turnover rate ...........................         157.47%              87.08%(1)          157.47%              87.08%(1)

(1) Not annualized.
(2) Annualized.
  * Rounds to less than $0.01.
  + Rounds to less than $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                                 CLASS S
                                                                     -------------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING OPCAP BALANCED                                                         YEAR ENDED           YEAR ENDED       OF OPERATIONS) TO
VALUE PORTFOLIO                                                        DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2001
---------------                                                        -----------------    -----------------    -----------------
Net asset value, beginning of period ................................       $   9.64             $  12.40             $  12.55
                                                                            --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................................           0.11                 0.23                 0.00*
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign currency
     exchange contracts .............................................           2.79                (2.86)               (0.15)
                                                                            --------             --------             --------
   Total income (loss) from investment operations ...................           2.90                (2.63)               (0.15)
                                                                            --------             --------             --------
LESS DISTRIBUTIONS:
   Net investment income ............................................          (0.25)               (0.01)                  --
   Net realized gain on sale of investments .........................             --                (0.12)                  --
                                                                            --------             --------             --------
   Total distributions ..............................................          (0.25)               (0.13)                  --
                                                                            --------             --------             --------
Net asset value, end of period ......................................       $  12.29             $   9.64             $  12.40
                                                                            ========             ========             ========
Total return ........................................................          30.32%              (21.23)%              (1.20)%(1)
Net assets, end of period (000's) ...................................       $140,554             $102,619             $143,306
Ratio of total expenses to average net assets .......................           1.25%                1.25%                1.27%(2)
Ratio of net investment income to average net assets ................           1.00%                1.85%                0.52%(2)
Portfolio turnover rate .............................................         124.56%              133.43%                7.53%(1)

(1) Not annualized.
(2) Annualized.
  * Rounds to less than $0.01.

                                                                                                CLASS ADV
                                                                       -----------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING OPCAP BALANCED                                                         YEAR ENDED           YEAR ENDED       OF OPERATIONS) TO
VALUE PORTFOLIO                                                        DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2001
---------------                                                        -----------------    -----------------    -----------------
Net asset value, beginning of period ................................       $   9.61             $  12.40             $  12.55
                                                                            --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................................           0.09                 0.05                 0.00*
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign currency
     exchange contracts .............................................           2.77                (2.71)               (0.15)
                                                                            --------             --------             --------
   Total income (loss) from investment operations ...................           2.86                (2.66)               (0.15)
                                                                            --------             --------             --------
LESS DISTRIBUTIONS:
   Net investment income ............................................          (0.26)               (0.01)                  --
   Net realized gain on sale of investments .........................             --                (0.12)                  --
                                                                            --------             --------             --------
   Total distributions ..............................................          (0.26)               (0.13)                  --
                                                                            --------             --------             --------
Net asset value, end of period ......................................       $  12.21             $   9.61             $  12.40
                                                                            ========             ========             ========
Total return ........................................................          30.08%              (21.46)%              (1.20)%(1)
Net assets, end of period (000's) ...................................       $  2,665             $  1,756             $     10
Ratio of total expenses to average net assets .......................           1.50%                1.50%                1.50%(2)
Ratio of net investment income to average net assets ................           0.74%                1.40%                0.21%(2)
Portfolio turnover rate .............................................         124.56%              133.43%                7.53%(1)

(1) Not annualized.
(2) Annualized.
  * Rounds to less than $0.01.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                  CLASS S                                CLASS ADV
                                                  ---------------------------------------  ---------------------------------------
                                                                           PERIOD FROM                              PERIOD FROM
                                                                           MAY 1, 2002                              MAY 1, 2002
                                                                          (COMMENCEMENT                            (COMMENCEMENT
ING PIMCO                                              YEAR ENDED       OF OPERATIONS) TO       YEAR ENDED       OF OPERATIONS) TO
TOTAL RETURN PORTFOLIO                            DECEMBER 31, 2003(3)  DECEMBER 31, 2002  DECEMBER 31, 2003(3)  DECEMBER 31, 2002
----------------------                            --------------------  -----------------  --------------------  -----------------
Net asset value, beginning of period ............       $  10.55             $  10.00            $  10.53             $  10.00
                                                        --------             --------            --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ........................           0.22                 0.14                0.20                 0.07
   Net realized and change in unrealized gain on
     investments, foreign currency and forward
     foreign currency exchange contracts ........           0.21                 0.67                0.20                 0.72
                                                        --------             --------            --------             --------
   Total income from investment operations ......           0.43                 0.81                0.40                 0.79
                                                        --------             --------            --------             --------
LESS DISTRIBUTIONS:
   Net investment income ........................          (0.30)               (0.15)              (0.27)               (0.15)
   Net realized gain on sale of investments .....          (0.07)               (0.11)              (0.07)               (0.11)
                                                        --------             --------            --------             --------
   Total distributions ..........................          (0.37)               (0.26)              (0.34)               (0.26)
                                                        --------             --------            --------             --------
Net asset value, end of period ..................       $  10.61             $  10.55            $  10.59             $  10.53
                                                        ========             ========            ========             ========
Total return ....................................           4.06%                8.07%(1)            3.86%                7.88%(1)
Net assets, end of period (000's) ...............       $ 50,174             $ 25,186            $ 10,388             $  4,880
Ratio of total expenses to average net assets ...           1.10%                1.10%(2)            1.35%                1.35%(2)
Ratio of net investment income to average net
  assets ........................................           2.07%                2.60%(2)            1.84%                2.40%(2)
Portfolio turnover rate .........................         471.09%              419.33%(1)          471.09%              419.33%(1)

(1) Not annualized.
(2) Annualized.
(3) Net investment income per share was computed using average shares outstanding.

                                                                                                 CLASS S
                                                                      ------------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING SALOMON BROTHERS                                                       YEAR ENDED            YEAR ENDED      OF OPERATIONS) TO
AGGRESSIVE GROWTH PORTFOLIO                                           DECEMBER 31, 2003(3)   DECEMBER 31, 2002   DECEMBER 31, 2001
---------------------------                                           --------------------   -----------------   -----------------
Net asset value, beginning of period ................................       $  26.28              $  40.72            $  41.09
                                                                            --------              --------            --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss ..............................................          (0.28)                (0.18)              (0.01)
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign currency
     exchange contracts .............................................          10.23                (14.26)              (0.36)
                                                                            --------              --------            --------
   Total income (loss) from investment operations ...................           9.95                (14.44)              (0.37)
                                                                            --------              --------            --------
Net asset value, end of period ......................................       $  36.23              $  26.28            $  40.72
                                                                            ========              ========            ========
Total return ........................................................          37.86%               (35.46)%             (0.90)%(1)
Net assets, end of period (000's) ...................................       $ 13,970              $      7            $     10
Ratio of total expenses to average net assets .......................           1.12%                 1.07%               1.04%(2)
Ratio of net investment loss to average net assets ..................          (0.82)%               (0.57)%             (0.50)%(2)
Portfolio turnover rate .............................................           0.28%               174.11%             159.72%

(1) Not annualized.
(2) Annualized.
(3) Net investment income per share was computed using average shares outstanding.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                                CLASS ADV
                                                                      ------------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING SALOMON BROTHERS                                                       YEAR ENDED            YEAR ENDED      OF OPERATIONS) TO
AGGRESSIVE GROWTH PORTFOLIO                                           DECEMBER 31, 2003(3)   DECEMBER 31, 2002   DECEMBER 31, 2001
---------------------------                                           --------------------   -----------------   -----------------
Net asset value, beginning of period ................................       $  26.22              $  40.71            $  41.09
                                                                            --------              --------            --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss ..............................................          (0.28)                (0.25)              (0.02)
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign currency
     exchange contracts .............................................          10.10                (14.24)              (0.36)
                                                                            --------              --------            --------
   Total income (loss) from investment operations ...................           9.82                (14.49)              (0.38)
                                                                            --------              --------            --------
Net asset value, end of period ......................................       $  36.04              $  26.22            $  40.71
                                                                            ========              ========            ========
Total return ........................................................          37.45%               (35.59)%             (0.92)%(1)
Net assets, end of period (000's) ...................................       $  1,014              $    489            $     10
Ratio of total expenses to average net assets .......................           1.33%                 1.32%               1.29%(2)
Ratio of net investment loss to average net assets ..................          (0.88)%               (0.76)%             (0.66)%(2)
Portfolio turnover rate .............................................           0.28%               174.11%             159.72%

(1) Not annualized.
(2) Annualized.
(3) Net investment income per share was computed using average shares outstanding.

                                                                                                CLASS S
                                                                     -------------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING SALOMON BROTHERS                                                       YEAR ENDED             YEAR ENDED     OF OPERATIONS) TO
FUNDAMENTAL VALUE PORTFOLIO                                          DECEMBER 31, 2003(3)(4)  DECEMBER 31, 2002  DECEMBER 31, 2001
---------------------------                                          -----------------------  -----------------  -----------------
Net asset value, beginning of period ..............................         $  11.97               $  16.01           $  15.86
                                                                            --------               --------           --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ...................................            (0.02)                  0.21               0.01
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign currency
     exchange contracts ...........................................             4.86                  (4.15)              0.14
                                                                            --------               --------           --------
   Total income (loss) from investment operations .................             4.84                  (3.94)              0.15
                                                                            --------               --------           --------
LESS DISTRIBUTIONS:
   Net investment income ..........................................            (0.22)                 (0.01)                --
   Net realized gain on sale of investments .......................               --                  (0.09)                --
                                                                            --------               --------           --------
   Total distributions ............................................            (0.22)                 (0.10)                --
                                                                            --------               --------           --------
Net asset value, end of period ....................................         $  16.59               $  11.97           $  16.01
                                                                            ========               ========           ========
Total return ......................................................            40.68%                (24.62)%             0.95%(1)
Net assets, end of period (000's) .................................         $ 56,159               $ 34,833           $ 40,370
Ratio of total expenses to average net assets .....................             1.35%                  1.35%              1.35%(2)
Ratio of net investment income (loss) to average net assets .......            (0.17)%                 1.48%              0.87%(2)
Portfolio turnover rate ...........................................           105.09%                114.27%              3.84%(1)

(1) Not annualized.
(2) Annualized.
(3) Net investment income per share was computed using average shares outstanding.
(4) Prior to May 1, 2003, the Portfolio was known as the ING Salomon Brothers Capital Portfolio.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                                CLASS ADV
                                                                     -------------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING SALOMON BROTHERS                                                       YEAR ENDED             YEAR ENDED     OF OPERATIONS) TO
FUNDAMENTAL VALUE PORTFOLIO                                          DECEMBER 31, 2003(3)(4)  DECEMBER 31, 2002  DECEMBER 31, 2001
---------------------------                                          -----------------------  -----------------  -----------------
Net asset value, beginning of period ..............................         $  11.94               $  16.01           $  15.86
                                                                            --------               --------           --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ...................................            (0.07)                  0.06               0.00*
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign currency
     exchange contracts ...........................................             4.85                  (4.03)              0.15
                                                                            --------               --------           --------
   Total income (loss) from investment operations .................             4.78                  (3.97)              0.15
                                                                            --------               --------           --------
LESS DISTRIBUTIONS:
   Net investment income ..........................................            (0.25)                 (0.01)                --
   Net realized gain on sale of investments .......................               --                  (0.09)                --
                                                                            --------               --------           --------
   Total distributions ............................................            (0.25)                 (0.10)                --
                                                                            --------               --------           --------
Net asset value, end of period ....................................         $  16.47               $  11.94           $  16.01
                                                                            ========               ========           ========
Total return ......................................................            40.31%                (24.79)%             0.95%(1)
Net assets, end of period (000's) .................................         $  3,299               $    535           $     10
Ratio of total expenses to average net assets .....................             1.60%                  1.60%              1.60%(2)
Ratio of net investment income (loss) to average net assets .......            (0.51)%                 1.79%              0.50%(2)
Portfolio turnover rate ...........................................           105.09%                114.27%              3.84%(1)

(1) Not annualized.
(2) Annualized.
(3) Net investment income per share was computed using average shares outstanding.
(4) Prior to May 1, 2003, the Portfolio was known as the ING Salomon Brothers Capital Portfolio.

     * Rounds to less than $0.01.

                                                                                                 CLASS S
                                                                       -----------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING SALOMON BROTHERS                                                       YEAR ENDED           YEAR ENDED       OF OPERATIONS) TO
INVESTORS VALUE PORTFOLIO                                              DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2001
-------------------------                                              -----------------    -----------------    -----------------
Net asset value, beginning of period ................................       $   9.94             $  12.89             $  12.92
                                                                            --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................................           0.11                 0.07                 0.00*
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign currency
     exchange contracts .............................................           3.00                (3.01)               (0.03)
                                                                            --------             --------             --------
   Total income (loss) from investment operations ...................           3.11                (2.94)               (0.03)
                                                                            --------             --------             --------
LESS DISTRIBUTIONS:
   Net investment income ............................................          (0.07)               (0.00)+                 --
   Net realized gain on sale of investments .........................             --                (0.01)                  --
                                                                            --------             --------             --------
   Total distributions ..............................................          (0.07)               (0.01)                  --
                                                                            --------             --------             --------
Net asset value, end of period ......................................       $  12.98             $   9.94             $  12.89
                                                                            ========             ========             ========
Total return ........................................................          31.34%              (22.84)%              (0.23)%(1)
Net assets, end of period (000's) ...................................       $ 63,547             $ 46,345             $ 50,415
Ratio of total expenses to average net assets .......................           1.25%                1.25%                1.25%(2)
Ratio of net investment income to average net assets ................           1.00%                0.70%                0.58%(2)
Portfolio turnover rate .............................................          37.69%               46.66%                1.02%(1)

(1) Not annualized.
(2) Annualized.
  * Rounds to less than $0.01.
  + Rounds to less than $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                                CLASS ADV
                                                                       -----------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING SALOMON BROTHERS                                                       YEAR ENDED           YEAR ENDED       OF OPERATIONS) TO
INVESTORS VALUE PORTFOLIO                                              DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2001
-------------------------                                              -----------------    -----------------    -----------------
Net asset value, beginning of period ................................       $   9.90             $  12.89             $  12.92
                                                                            --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................................           0.08                 0.03                 0.00*
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign currency
     exchange contracts .............................................           2.99                (3.00)               (0.03)
                                                                            --------             --------             --------
   Total income (loss) from investment operations ...................           3.07                (2.97)               (0.03)
                                                                            --------             --------             --------
LESS DISTRIBUTIONS:
   Net investment income ............................................          (0.08)               (0.01)                  --
   Net realized gain on sale of investments .........................             --                (0.01)                  --
                                                                            --------             --------             --------
   Total distributions ..............................................          (0.08)               (0.02)                  --
                                                                            --------             --------             --------
Net asset value, end of period ......................................       $  12.89             $   9.90             $  12.89
                                                                            ========             ========             ========
Total return ........................................................          31.13%              (23.08)%              (0.23)%(1)
Net assets, end of period (000's) ...................................       $  7,313             $  5,197             $     10
Ratio of total expenses to average net assets .......................           1.50%                1.50%                1.50%(2)
Ratio of net investment income to average net assets ................           0.75%                0.99%                0.41%(2)
Portfolio turnover rate .............................................          37.69%               46.66%                1.02%(1)

(1) Not annualized.
(2) Annualized.
  * Rounds to less than $0.01.

                                                                                                 CLASS S
                                                                       -----------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING T. ROWE PRICE                                                          YEAR ENDED           YEAR ENDED       OF OPERATIONS) TO
GROWTH EQUITY PORTFOLIO                                                DECEMBER 31, 2003   DECEMBER 31, 2002(3)  DECEMBER 31, 2001
-----------------------                                                -----------------   --------------------  -----------------
Net asset value, beginning of period ................................       $  34.59             $  45.31             $  45.44
                                                                            --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................................           0.06                 0.03                 0.00*
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign currency
     exchange contracts .............................................          10.52               (10.67)               (0.13)
                                                                            --------             --------             --------
   Total income (loss) from investment operations ...................          10.58               (10.64)               (0.13)
                                                                            --------             --------             --------
LESS DISTRIBUTIONS:
   Net investment income ............................................          (0.05)               (0.08)                  --
                                                                            --------             --------             --------
   Total distributions ..............................................          (0.05)               (0.08)                  --
                                                                            --------             --------             --------
Net asset value, end of period ......................................       $  45.12             $  34.59             $  45.31
                                                                            ========             ========             ========
Total return ........................................................          30.58%              (23.50)%              (0.29)%(1)
Net assets, end of period (000's) ...................................       $  8,251             $  1,530             $     10
Ratio of total expenses to average net assets .......................           1.00%                1.00%                1.00%(2)
Ratio of net investment income to average net assets ................           0.04%                0.09%                0.17%(2)
Portfolio turnover rate .............................................          34.01%               49.23%               64.81%

(1) Not annualized.
(2) Annualized.
(3) Net investment income per share was computed using average shares outstanding.
  * Rounds to less than $0.01.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                                CLASS ADV
                                                                       -----------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING T. ROWE PRICE                                                          YEAR ENDED           YEAR ENDED       OF OPERATIONS) TO
GROWTH EQUITY PORTFOLIO                                                DECEMBER 31, 2003   DECEMBER 31, 2002(3)  DECEMBER 31, 2001
-----------------------                                                -----------------   --------------------  -----------------
Net asset value, beginning of period ................................       $  34.50             $  45.30             $  45.44
                                                                            --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss ..............................................          (0.01)               (0.06)               (0.00)+
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign currency
     exchange contracts .............................................          10.44               (10.66)               (0.14)
                                                                            --------             --------             --------
   Total income (loss) from investment operations ...................          10.43               (10.72)               (0.14)
                                                                            --------             --------             --------
LESS DISTRIBUTIONS:
   Net investment income ............................................          (0.04)               (0.08)                  --
                                                                            --------             --------             --------
   Total distributions ..............................................          (0.04)               (0.08)                  --
                                                                            --------             --------             --------
Net asset value, end of period ......................................       $  44.89             $  34.50             $  45.30
                                                                            ========             ========             ========
Total return ........................................................          30.27%              (23.70)%              (0.31)%(1)
Net assets, end of period (000's) ...................................       $ 60,182             $ 13,601             $     10
Ratio of total expenses to average net assets .......................           1.25%                1.25%                1.25%(2)
Ratio of net investment loss to average net assets ..................          (0.24)%              (0.18)%              (0.00)%(2)#
Portfolio turnover rate .............................................          34.01%               49.23%               64.81%

(1) Not annualized.
(2) Annualized.
(3) Net investment income per share was computed using average shares outstanding.
  + Rounds to less than $(0.01).
  # Rounds to less than (0.01)%.

                                                                                                 CLASS S
                                                                       -----------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING UBS U.S. ALLOCATION PORTFOLIO                                          YEAR ENDED           YEAR ENDED       OF OPERATIONS) TO
(FORMERLY ING UBS TACTICAL ASSET ALLOCATION PORTFOLIO)                 DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2001
------------------------------------------------------                 -----------------    -----------------    -----------------
Net asset value, beginning of period ................................       $  23.88             $  31.14             $  31.41
                                                                            --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................................           0.12                 0.07                 0.00*
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign currency
     exchange contracts .............................................           6.33                (7.28)               (0.27)
                                                                            --------             --------             --------
   Total income (loss) from investment operations ...................           6.45                (7.21)               (0.27)
                                                                            --------             --------             --------
LESS DISTRIBUTIONS:
   Net investment income ............................................          (0.06)               (0.00)+                 --
   Net realized gain on sale of investments .........................             --                (0.05)                  --
                                                                            --------             --------             --------
   Total distributions ..............................................          (0.06)               (0.05)                  --
                                                                            --------             --------             --------
Net asset value, end of period ......................................       $  30.27             $  23.88             $  31.14
                                                                            ========             ========             ========
Total return ........................................................          27.04%              (23.13)%              (0.86)%(1)
Net assets, end of period (000's) ...................................       $ 17,744             $ 13,685             $ 13,660
Ratio of total expenses to average net assets .......................           1.35%                1.35%                1.34%(2)
Ratio of net investment income to average net assets ................           0.46%                0.27%                0.04%(2)
Portfolio turnover rate .............................................          16.74%               14.92%                4.82%(1)

(1) Not Annualized.
(2) Annualized.
  * Rounds to less than $0.01.
  + Rounds to less than $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                                CLASS ADV
                                                                       -----------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING UBS U.S. ALLOCATION PORTFOLIO                                          YEAR ENDED           YEAR ENDED       OF OPERATIONS) TO
(FORMERLY ING UBS TACTICAL ASSET ALLOCATION PORTFOLIO)                 DECEMBER 31, 2003    DECEMBER 31, 2002    DECEMBER 31, 2001
------------------------------------------------------                 -----------------    -----------------    -----------------
Net asset value, beginning of period ................................       $  23.81             $  31.13             $  31.41
                                                                            --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) .....................................           0.06                 0.02                (0.00)+
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign currency
     exchange contracts .............................................           6.30                (7.29)               (0.28)
                                                                            --------             --------             --------
   Total income (loss) from investment operations ...................           6.36                (7.27)               (0.28)
                                                                            --------             --------             --------
LESS DISTRIBUTIONS:
   Net investment income ............................................          (0.10)                  --                   --
   Net realized gain on sale of investments .........................             --                (0.05)                  --
                                                                            --------             --------             --------
   Total distributions ..............................................          (0.10)               (0.05)                  --
                                                                            --------             --------             --------
Net asset value, end of period ......................................       $  30.07             $  23.81             $  31.13
                                                                            ========             ========             ========
Total return ........................................................          26.76%              (23.35)%              (0.89)%(1)
Net assets, end of period (000's) ...................................       $    123             $     22             $     10
Ratio of total expenses to average net assets .......................           1.60%                1.60%                1.60%(2)
Ratio of net investment income (loss) to average net assets .........           0.22%                0.09%               (0.17)%(2)
Portfolio turnover rate .............................................          16.74%               14.92%                4.82%(1)

(1) Not Annualized.
(2) Annualized.
  + Rounds to less than $(0.01).See Notes to Financial Statements.

                                                                                                 CLASS S
                                                                      ------------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING UBS U.S. LARGE CAP EQUITY PORTFOLIO                                    YEAR ENDED            YEAR ENDED      OF OPERATIONS) TO
(FORMERLY ING MFS RESEARCH EQUITY PORTFOLIO)                          DECEMBER 31, 2003(3)   DECEMBER 31, 2002   DECEMBER 31, 2001
--------------------------------------------                          --------------------   -----------------   -----------------
Net asset value, beginning of period ................................       $   6.05              $   8.10            $   8.12
                                                                            --------              --------            --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) .....................................           0.01                  0.01               (0.00)*
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign currency
     exchange contracts .............................................           1.47                 (2.05)              (0.02)
                                                                            --------              --------            --------
   Total income (loss) from investment operations ...................           1.48                 (2.04)              (0.02)
                                                                            --------              --------            --------
LESS DISTRIBUTIONS:
   Net investment income ............................................          (0.04)                (0.01)                 --
                                                                            --------              --------            --------
   Total distributions ..............................................          (0.04)                (0.01)                 --
                                                                            --------              --------            --------
Net asset value, end of period ......................................       $   7.49              $   6.05            $   8.10
                                                                            ========              ========            ========
Total return ........................................................          24.54%               (25.15)%             (0.25)%(1)
Net assets, end of period (000's) ...................................       $  1,352              $      8            $     10
Ratio of total expenses to average net assets .......................           1.10%                 1.09%               1.09%(2)
Ratio of net investment income (loss) to average net assets .........           0.37%                 0.26%              (0.17)%(2)
Portfolio turnover rate .............................................         125.91%               105.62%              91.72%

(1) Not annualized.
(2) Annualized.
(3) Prior to May 1, 2003 the Portfolio was known as the ING MFS Research Portfolio.
  * Round to less than $(0.01).

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:

                                                                                                CLASS ADV
                                                                      ------------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                 DECEMBER 10, 2001
                                                                                                                   (COMMENCEMENT
ING UBS U.S. LARGE CAP EQUITY PORTFOLIO                                    YEAR ENDED            YEAR ENDED      OF OPERATIONS) TO
(FORMERLY ING MFS RESEARCH EQUITY PORTFOLIO)                          DECEMBER 31, 2003(3)   DECEMBER 31, 2002   DECEMBER 31, 2001
--------------------------------------------                          --------------------   -----------------   -----------------
Net asset value, beginning of period ................................       $   6.04              $   8.10            $   8.12
                                                                            --------              --------            --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) .....................................           0.02                  0.02               (0.00)*
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign currency
     exchange contracts .............................................           1.45                 (2.07)              (0.02)
                                                                            --------              --------            --------
   Total income (loss) from investment operations ...................           1.47                 (2.05)              (0.02)
                                                                            --------              --------            --------
LESS DISTRIBUTIONS:
   Net investment income ............................................          (0.02)                (0.01)                 --
                                                                            --------              --------            --------
   Total distributions ..............................................          (0.02)                (0.01)                 --
                                                                            --------              --------            --------
Net asset value, end of period ......................................       $   7.49              $   6.04            $   8.10
                                                                            ========              ========            ========
Total return ........................................................          24.42%               (25.29)%             (0.25)%(1)
Net assets, end of period (000's) ...................................       $     39              $     39            $     10
Ratio of total expenses to average net assets .......................           1.35%                 1.34%               1.34%(2)
Ratio of net investment income (loss) to average net assets .........           0.33%                 0.29%              (0.33)%(2)
Portfolio turnover rate .............................................         125.91%               105.62%              91.72%

(1) Not annualized.
(2) Annualized.
(3) Prior to May 1, 2003, the Portfolio was known as the ING MFS Research Portfolio.
  * Rounds to less than $(0.01).

                                                                    CLASS S                                CLASS ADV
                                                     -------------------------------------   -------------------------------------
                                                                            PERIOD FROM                             PERIOD FROM
                                                                            MAY 1, 2002                             MAY 1, 2002
                                                                           (COMMENCEMENT                           (COMMENCEMENT
ING VAN KAMPEN                                           YEAR ENDED      OF OPERATIONS) TO       YEAR ENDED      OF OPERATIONS) TO
COMSTOCK PORTFOLIO                                   DECEMBER 31, 2003   DECEMBER 31, 2002   DECEMBER 31, 2003   DECEMBER 31, 2002
------------------                                   -----------------   -----------------   -----------------   -----------------
Net asset value, beginning of period ..............       $   8.34            $  10.00            $   8.32            $  10.00
                                                          --------            --------            --------            --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ..........................           0.05                0.05                0.07                0.01
   Net realized and change in unrealized gain
     (loss) on investments, foreign currency and
     forward foreign currency exchange contracts ..           2.42               (1.67)               2.37               (1.65)
                                                          --------            --------            --------            --------
   Total income (loss) from investment
     operations ...................................           2.47               (1.62)               2.44               (1.64)
                                                          --------            --------            --------            --------
LESS DISTRIBUTIONS:
   Net investment income ..........................          (0.06)              (0.04)              (0.04)              (0.04)
   Net realized gain on sale of investments .......          (0.17)                 --               (0.17)                 --
                                                          --------            --------            --------            --------
   Total distributions ............................          (0.23)              (0.04)              (0.21)              (0.04)
                                                          --------            --------            --------            --------
Net asset value, end of period ....................       $  10.58            $   8.34            $  10.55            $   8.32
                                                          ========            ========            ========            ========
Total return ......................................          29.67%             (16.22)%(1)          29.34%             (16.36)%(1)
Net assets, end of period (000's) .................       $139,236            $ 12,723            $  8,556            $  3,699
Ratio of total expenses to average net assets .....           1.20%               1.20%(2)            1.45%               1.45%(2)
Ratio of net investment income to average net
  assets ..........................................           1.06%               1.23%(2)            0.77%               1.75%(2)
Portfolio turnover rate ...........................          31.53%              46.52%(1)           31.53%              46.52%(1)

(1) Not annualized.
(2) Annualized.

                               ING PARTNERS, INC.
                              151 FARMINGTON AVENUE
                             HARTFORD, CT 06156-8962

For investors who want more information about the Fund, the following documents are available free upon request:

o STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated May 1, 2004, contains more detailed information about the Fund and is incorporated by reference into (made legally a part of) this prospectus.

o ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

For a free copy of the SAI or the Fund's annual and semi-annual reports call 1-800-262-3862, or write to ING Partners, Inc., at the address listed above.

The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Funds. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, Washington, D.C., 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.

                                        Investment Company Act File No. 811-8319

                               ING PARTNERS, INC.
                              151 FARMINGTON AVENUE
                        HARTFORD, CONNECTICUT 06156-8962

                       ING AELTUS ENHANCED INDEX PORTFOLIO
                   (formerly ING DSI Enhanced Index Portfolio)
                      ING ALGER AGGRESSIVE GROWTH PORTFOLIO
                    ING ALGER CAPITAL APPRECIATION PORTFOLIO
                           ING ALGER GROWTH PORTFOLIO
                 ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO
                      ING BARON SMALL CAP GROWTH PORTFOLIO
                 ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO*
                   ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO*
                  ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO
                      ING JPMORGAN MID CAP VALUE PORTFOLIO
                     ING MFS CAPITAL OPPORTUNITIES PORTFOLIO
                         ING MFS GLOBAL GROWTH PORTFOLIO
                       ING OPCAP BALANCED VALUE PORTFOLIO
                        ING PIMCO TOTAL RETURN PORTFOLIO
                ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO
                ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO
                 ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO
                    ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO
                        ING UBS U.S. ALLOCATION PORTFOLIO
             (formerly ING UBS Tactical Asset Allocation Portfolio)
                     ING UBS U.S. LARGE CAP EQUITY PORTFOLIO
                  (formerly ING MFS Research Equity Portfolio)
                        ING VAN KAMPEN COMSTOCK PORTFOLIO

                                  INITIAL CLASS
                                  SERVICE CLASS
                                  ADVISER CLASS

             Statement of Additional Information dated: May 1, 2004

This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the current Initial Class, Service Class and Adviser Class prospectuses for ING Partners, Inc. dated May 1, 2004 (the "Prospectus"). This SAI is incorporated by reference in its entirety into the Prospectus. The Financial Statements for certain Portfolios and the independent auditors' report thereon, included in such Portfolio's Annual Report, are incorporated herein by reference in this SAI. Free copies of each Prospectus and the SAI are available upon request by writing to ING Partners, Inc. at the address listed above or by calling 1-800-262-3862.

* Goldman Sachs(R) is a registered service mark of Goldman, Sachs & Co., and it is used by agreement with Goldman, Sachs & Co.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Fund History

Description of the Fund and Its Investments and Risks

Description of Various Securities and Investment Policies and Practices

Futures Contracts and Options on Futures Contracts

Risks Associated With Investing in Options, Futures and Forward Transactions

Management of the Fund

Disclosure of the Fund's Portfolio Securities

Proxy Voting Procedures

Control Persons and Principal Shareholders

Investment Advisory and Other Services

Principal Underwriter

Brokerage Allocation and Trading Policies

Description of Shares

Voting Rights

Net Asset Value

Tax Status

Financial Statements

Appendix A

Appendix B

                                  FUND HISTORY

ING Partners, Inc. (the "Fund"), formerly known as Portfolio Partners, Inc., was incorporated in 1997 in Maryland and commenced operations on November 28, 1997. The Fund changed its name to ING Partners, Inc. effective May 1, 2002. Prior to May 1, 2002, ING Alger Aggressive Growth Portfolio was known as PPI Alger Aggressive Growth Portfolio, ING Alger Growth Portfolio was known as PPI Alger Growth Portfolio, ING Goldman Sachs(R) Capital Growth Portfolio was known as PPI Goldman Sachs(R) Capital Growth Portfolio, ING MFS Capital Opportunities Portfolio was known as PPI MFS Capital Opportunities Portfolio, ING OpCap Balanced Value Portfolio was known as PPI OpCap Balanced Value Portfolio, ING Salomon Brothers Investors Value Portfolio was known as PPI Salomon Brothers Investors Value Portfolio and ING T. Rowe Price Growth Equity Portfolio was known as PPI T. Rowe Price Growth Equity Portfolio. Prior to December 16, 2002, ING JPMorgan Fleming International Portfolio was known as ING Scudder International Growth Portfolio and prior to May 1, 2002, it was known as PPI Scudder International Growth Portfolio. Prior to May 1, 2004, ING UBS U.S. Large Cap Equity Portfolio was known as ING MFS Research Equity Portfolio and prior to May 1, 2003 it was known as ING MFS Research Portfolio and prior to May 1, 2002, it was known as PPI MFS Research Growth Portfolio. Prior to December 16, 2002, ING Salomon Brothers Aggressive Growth Portfolio was known as ING MFS Emerging Equities Portfolio and prior to May 1, 2002, it was known as PPI MFS Emerging Equities Portfolio. Prior to May 1, 2003, ING Salomon Brothers Fundamental Value Portfolio was known as ING Salomon Brothers Capital Portfolio and prior to May 1, 2002, it was known as PPI Salomon Brothers Capital Portfolio. Prior to January 26, 2004, ING Aeltus Enhanced Index Portfolio was known as ING DSI Enhanced Index Portfolio and prior to May 1, 2002 it was known as PPI DSI Enhanced Index Portfolio. Prior to May 1, 2004 ING UBS U.S. Allocation Portfolio was known as ING UBS Tactical Asset Allocation Portfolio and prior to that it was known as PPI Brinson Tactical Asset Allocation Portfolio.

                             DESCRIPTION OF THE FUND
                          AND ITS INVESTMENTS AND RISKS

The Fund is an open-end management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions (individually, a "Portfolio" and collectively, the "Portfolios"). The Fund currently has authorized the following twenty-one Portfolios: ING AELTUS ENHANCED INDEX Portfolio ("ING Aeltus Enhanced Index"), ING ALGER AGGRESSIVE GROWTH PORTFOLIO ("ING Alger Aggressive Growth"), ING ALGER GROWTH PORTFOLIO ("ING Alger Growth"), ING ALGER CAPITAL APPRECIATION PORTFOLIO ("ING Alger Capital Appreciation"), ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO ("ING American Century Small Cap Value"), ING BARON SMALL CAP GROWTH PORTFOLIO ("ING Baron Small Cap Growth"), ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO ("ING Goldman Sachs(R) CapiTAL Growth"), ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO ("ING Goldman Sachs(R) Core Equity"), ING JPMORGAN MID CAP VALUE PORTFOLIO ("ING JPMorgan Mid Cap Value"), ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO ("ING JPMorgan Fleming International"), ING MFS CAPITAL OPPORTUNITIES PORTFOLIO ("ING MFS Capital Opportunities"), ING MFS GLOBAL GROWTH PORTFOLIO ("ING MFS Global Growth"), ING OPCAP BALANCED VALUE PORTFOLIO ("ING OpCap Balanced Value"), ING PIMCO TOTAL RETURN PORTFOLIO ("ING PIMCO Total Return"), ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO ("ING Salomon Brothers Fundamental Value") (formerly ING Salomon Brothers Capital Portfolio), ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO ("ING Salomon Brothers Investors Value"), ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO ("ING Salomon Brothers Aggressive Growth") (formerly ING MFS Emerging Equities Portfolio), ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO ("ING T. Rowe Price Growth Equity"), ING UBS U.S. ALLOCATION PORTFOLIO ("ING UBS U.S. Allocation"), ING UBS U.S. LARGE CAP EQUITY PORTFOLIO ("ING UBS U.S. Large Cap Equity") and ING VAN KAMPEN COMSTOCK PORTFOLIO ("ING Van Kampen Comstock").

ING JPMorgan Mid Cap Value and ING Salomon Brothers Fundamental Value are classified as "non-diversified" funds under the Investment Company Act of 1940 (the "1940 Act"). For more information regarding the classes of shares that are authorized, refer to the paragraph "Description of Shares" in this SAI. Much of the information contained in this SAI expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus.

The investment policies and restrictions of the Portfolios, set forth below, are matters of fundamental policy for purposes of the 1940 Act, and therefore cannot be changed, with regard to a particular Portfolio, without the approval of a majority of the outstanding voting securities of that Portfolio as defined by the 1940 Act. This means the lesser of: (i) 67% of the shares of a Portfolio present at a shareholders' meeting if the holders of more than 50% of the shares of that Portfolio then outstanding are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities of a Portfolio.

AS A MATTER OF FUNDAMENTAL POLICY, NO PORTFOLIO WILL:

1. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

2. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). With respect to ING Aeltus Enhanced Index and to ING UBS U.S. Allocation, investments in mortgage participations or similar instruments are not subject to this limitation.

3. Issue any senior security (as defined in the 1940 Act), except that (a) a Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth below, a Portfolio may borrow money as authorized by the 1940 Act.


4. Borrow money, except that (a) a Portfolio may enter reverse repurchase agreements, provided (except as set forth below) that the total amount of any such borrowing does not exceed 33-1/3% of the Portfolio's total assets; and (b) a Portfolio may borrow money in an amount not to exceed 33-1/3% of the value of its total assets at the time the loan is made. With respect to ING Alger Growth, ING Alger Capital Appreciation and ING Alger Aggressive Growth, such Portfolios may borrow money in an amount not exceeding 10% of the value of a Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to ING Alger Aggressive Growth, ING Alger Capital Appreciation, ING Alger Growth, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Core Equity, ING JPMorgan Mid Cap Value and ING OpCap Balanced ValUE, immediately after any borrowing, including reverse repurchase agreements, such Portfolios will maintain asset coverage of not less than 300 percent with respect to all borrowings. With respect to ING Baron Small Cap Growth, ING Aeltus Enhanced Index, ING Goldman Sachs(R) Capital Growth, ING Goldman
Sachs(R) Core Equity, ING PIMCO Total Return, ING UBS U.S. Allocation and ING Van Kampen Comstock, such Portfolios may borrow up to an additional 5% of their total assets (not including the amount borrowed) for temporary or emergency purposes.


5. Lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

6. Underwrite securities issued by others, except to the extent that a Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities.

7. Purchase the securities of an issuer if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Further, this limitation does not apply to ING Salomon Brothers Investors Value. With respect to ING UBS U.S. Allocation and ING Aeltus Enhanced Index, this limitation does not apply to municipal securities. With respect to ING Aeltus Enhanced Index, the Portfolio will invest 25% or more of its total assets in securities of issuers in the same industry if necessary to replicate the weighting of that particular industry in its benchmark index. With respect to ING OpCap Balanced Value, a foreign government is considered to be an industry. With respect to ING American Century Small Cap Value, (i) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; (ii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and (iii) personal credit and business credit businesses will be considered separate industries.

WITH RESPECT TO ING ALGER AGGRESSIVE GROWTH, ING ALGER GROWTH, ING ALGER CAPITAL APPRECIATION, ING BARON SMALL CAP GROWTH, ING GOLDMAN SACHS(R) CAPITAL GROWTH, ING MFS CAPITAL OPPORTUNITIES, ING SALOMON BROTHERS AGGRESSIVE GROWTH, ING SALOMON BROTHERS FUNDAMENTAL VALUE, ING SALOMON BROTHERS INVESTORS VALUE AND ING UBS U.S. LARGE CAP EQUITY ONLY:

8. Purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Portfolio. ING Alger Capital Appreciation may purchase or sell stock index futures contracts and related options thereon if, thereafter, no more than 5 percent of the Portfolio's total assets are invested in margin and premiums.

WITH RESPECT TO ING MFS CAPITAL OPPORTUNITIES, ING SALOMON BROTHERS AGGRESSIVE GROWTH, ING SALOMON, BROTHERS INVESTORS VALUE AND ING UBS U.S. LARGE CAP EQUITY
ONLY:

9. With respect to 100% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or
(b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

WITH RESPECT TO ING AELTUS ENHANCED INDEX, ING AMERICAN CENTURY SMALL CAP VALUE, ING BARON SMALL CAP GROWTH, ING GOLDMAN SACHS(R) CAPITAL GROWTH, ING JPMORGAN FLEMING INTERNATIONAL, ING MFS GLOBAL GROWTH, ING OPCAP BALANCED VALUE, ING PIMCO TOTAL RETURN, ING T. ROWE PRICE GROWTH EQUITY, ING UBS U.S. ALLOCATION AND ING VAN KAMPEN COMSTOCK ONLY:

10. With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or
(b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. This 75% limitation shall not apply to securities issued by other investment companies. With respect to ING PIMCO Total Return, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds (as defined herein.)

WITH RESPECT TO ING ALGER AGGRESSIVE GROWTH, ING ALGER CAPITAL APPRECIATION AND ING ALGER GROWTH ONLY:

11. With respect to 75% of its assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of that issuer.

12. With respect to 100% of its assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

WITH RESPECT TO ING JPMORGAN MID CAP VALUE AND ING SALOMON BROTHERS FUNDAMENTAL VALUE ONLY:

13. With respect to 50% of its assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or
(b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

THE FOLLOWING RESTRICTIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

A. No Portfolio will invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which a Portfolio has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions on resale under, the 1933 Act ("Restricted Securities"), shall not be deemed illiquid solely by reason of being unregistered. A Sub-adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

B. No Portfolio will borrow for leveraging purposes.

C. No Portfolio will make short sales of securities, other than short sales "against the box." This restriction does not apply to transactions involving options, futures contracts, forward commitments, securities purchased on a when-issued or delayed delivery basis, and related options, and other strategic transactions.

D. No Portfolio will purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the Securities and Exchange Commission ("SEC") and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

WITH RESPECT TO ING AELTUS ENHANCED INDEX, ING AMERICAN CENTURY SMALL CAP VALUE, ING JPMORGAN FLEMING INTERNATIONAL, ING JPMORGAN MID CAP VALUE, ING OPCAP BALANCED VALUE, ING PIMCO TOTAL RETURN, ING T. ROWE PRICE GROWTH EQUITY, ING UBS U.S. ALLOCATION AND ING VAN KAMPEN COMSTOCK ONLY:

E. No Portfolio will purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Portfolio.

WITH RESPECT TO ING ALGER AGGRESSIVE GROWTH, ING ALGER GROWTH, ING ALGER CAPITAL APPRECIATION, ING BARON SMALL CAP GROWTH, ING OPCAP BALANCED VALUE, ING PIMCO TOTAL RETURN, ING SALOMON BROTHERS AGGRESSIVE GROWTH, ING SALOMON BROTHERS FUNDAMENTAL VALUE, AND ING SALOMON BROTHERS INVESTORS VALUE ONLY:

F. No Portfolio will invest in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in securities of companies that invest in or sponsor those programs.

WITH RESPECT TO ING AELTUS ENHANCED INDEX, ING ALGER AGGRESSIVE GROWTH, ING ALGER GROWTH, ING ALGER CAPITAL APPRECIATION, ING AMERICAN CENTURY SMALL CAP VALUE, ING GOLDMAN SACHS(R) CAPITAL GROWTH, ING JPMORGAN MID CAP VALUE, ING OPCAP BALANCED VALUE AND ING UBS U.S. ALLOCATION ONLY:

G. No Portfolio will purchase portfolio securities while borrowings (excluding covered mortgage dollar rolls where applicable) in excess of 5% of its total assets are outstanding.

WITH RESPECT TO ING ALGER GROWTH, ING ALGER AGGRESSIVE GROWTH, ING ALGER CAPITAL APPRECIATION AND ING BARON SMALL CAP GROWTH ONLY:

H. No Portfolio will write or sell puts, calls, straddles, spreads or combinations thereof, except that ING Alger Capital Appreciation may buy and sell (write) options.

I. No Portfolio will invest more than 5% of its net assets in warrants (valued at the lower of cost or market), of which not more than 2% of the Portfolio's net assets may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

WITH RESPECT TO ING UBS U.S. ALLOCATION ONLY:

J. With respect to fundamental policy number 10 above, mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

WITH RESPECT TO ING ALGER CAPITAL APPRECIATION ONLY:

K. The Portfolio will not make investments for the purpose of exercising control or management.

GENERAL. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in value, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations. If the value of a Portfolio's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Directors will consider what actions, if any, are appropriate to maintain adequate liquidity.

To the extent required by the Securities and Exchange Commission ("SEC") regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Portfolio's policy to invest at least 80% of its net assets plus borrowings (measured at the time of purchase) in the particular type of investment suggested by its name.

With respect to fundamental policy number 7, industry classifications of domestic issuers for all Portfolios, except for those listed below, are determined in accordance with the current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission. Industry classifications of foreign issuers for the Portfolios are based on data provided by Bloomberg L.P. and other industry data sources. All industry classifications for ING American Century Small Cap Value, ING OpCap Balanced Value, ING MFS Capital Opportunities, ING MFS Global Growth, ING T. Rowe Price Growth Equity and ING UBS U.S. Large Cap Equity have been selected by American Century Investment Management, Inc. ("American Century"), OpCap Advisors ("OpCap"), Massachusetts Financial Services Company ("MFS"), T. Rowe Price Associates ("T. Rowe Price"), UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and UBS Global Assets Management (US) Inc. ("UBS Global AM US"), respectively, the Sub-advisers for those Portfolios. American Century, OpCap, MFS, T. Rowe Price and UBS Global AM believe the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. The industry classifications selected by American Century, OpCap, MFS, T. Rowe Price and UBS Global AM may be changed from time to time to reflect changes in the marketplace. For purposes of monitoring industry exposure, PIMCO uses Standard Industry Classification codes.

For purposes of applying ING PIMCO Total Return's investment policies and restrictions (as stated in the Prospectus and this SAI) swap agreements are generally valued at market value. In the case of a credit default swap sold by the Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. Unless otherwise indicated, all limitations applicable to Portfolio investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of the Portfolio's investment portfolio, resulting from market fluctuations or other changes in the Portfolio's total assets will not require the Portfolio to dispose of an investment until the sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the sub-adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

Unless otherwise noted, with respect to at least 75% of a Portfolio's assets (50% of assets for the ING JPMorgan MidCap and ING Salomon Brothers Fundamental Value Portfolios) a Portfolio may invest up to 5% of its net assets in any type of security or investment not specifically noted in the prospectus or this SAI that the sub-adviser reasonably believes is compatible with the investment objectives and policies of that Portfolio.

     DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT POLICIES AND PRACTICES

INVESTMENT POLICIES AND PRACTICES OF SPECIFIC PORTFOLIOS

ING AELTUS ENHANCED INDEX-- The Sub-adviser regularly monitors the Portfolio's performance relative to the S&P 500 Index. Currently, the Sub-adviser reviews the Portfolio's stock holdings on a bi-monthly basis, and rebalances the Portfolio's securities by increasing the weightings of the stocks that are more highly ranked by its model and reducing the weightings of the lower ranked stocks. If appropriate, the Sub-adviser also buys or sells stocks for the Portfolio to reflect the revised rankings. The Sub-adviser may review and/or rebalance more or less frequently, as market conditions demand.

ING AMERICAN CENTURY SMALL CAP VALUE-- In general, within the restrictions outlined in this SAI and in the Prospectuses, the Sub-adviser has broad powers to decide how to invest the Portfolio's assets, including the power to hold them uninvested. Investments vary according to what is judged advantageous under changing economic conditions. It is the Sub-adviser's policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described on the following pages. It is the Sub-adviser's intention that the Portfolio generally will consist of equity stocks and equity-equivalent securities. However, subject to the specific limitations applicable to the Portfolio, the Sub-adviser may invest the assets of the Portfolio in varying amounts using other investment techniques, when such a course is deemed appropriate to pursue the Portfolio's investment objective. Senior securities that are high-grade issues, in the opinion of the Sub-adviser, also may be purchased for defensive purposes. Income is a secondary objective of the Portfolio, as a result, a portion of the Portfolio may consist of debt securities. So long as the sufficient number of acceptable securities are available, the Sub-adviser intends to keep the Portfolio fully invested. However, under exceptional conditions, the Portfolio may assume a defensive position, temporarily investing all or a substantial portion of their assets in cash or short-term securities. The Sub-adviser may use futures and options as a way to expose the Portfolio's cash assets to the market while maintaining liquidity.

ING GOLDMAN SACHS(R) CAPITAL GROWTH-- The Portfolio is managed using a growth equity oriented approach. Equity securitiEs for this Fund are selected based on their prospects for above average growth. Goldman Sachs Asset Management, L.P. ("GSAM") will select securities of growth companies trading, in GSAM's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. ING Goldman Sachs(R) Capital Growth will generallY invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, GSAM ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development and marketing; pricing flexibility; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.

ING MFS GLOBAL GROWTH--Foreign equity securities exposure (including emerging markets) may be up to 100% of the Portfolio's assets. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. See "Foreign Equity Securities." The expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities because the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio is higher. The Portfolio may invest up to 5% of its net assets in debt securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be known as "junk bonds."

ING OPCAP BALANCED VALUE-- In selecting equity investments for the Portfolio, the Sub-adviser currently uses a value investing style. In using a value approach, the Sub-adviser seeks stock and other equity securities that appear to be temporarily undervalued, by various measures, such as price/earnings ratios. This approach is subject to change and might not necessarily be used in all cases. Value investing seeks stocks having prices that are low in relation to their real worth or future prospects, in the hope that the Portfolio will realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock. Using value investing requires research as to the issuer's underlying financial condition and prospects. While there are a variety of measures that can be used to identify these securities, the Sub-adviser looks primarily at the issuer's price/earnings ratio, which is the stock's price divided by its earnings per share. A stock having a price/earnings ratio lower than its historical range, or the market as a whole or that of similar companies may offer attractive investment opportunities.

ING PIMCO TOTAL RETURN-- The Portfolio's objective is to seek a high level of current income consistent with a prudent level of risk. The Portfolio may invest in corporate bonds, including mortgage- and asset-backed securities, commercial paper, derivative instruments, structured notes, including hybrid or "indexed" securities, event-linked bonds, loan participations, Eurodollar and Yankee dollar obligations, Brady bonds, forward commitments, when issued and delayed delivery securities, municipal bonds, inflation-indexed bonds issued both by governments and corporations, U.S. government bonds, including those backed by mortgages and related repurchase agreements and zero coupon bonds.

ING SALOMON BROTHERS FUNDAMENTAL VALUE-- In seeking capital appreciation, the Portfolio may purchase securities of seasoned issuers, relatively smaller and new companies as well as in new issuers and may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded. The Portfolio will not concentrate its investments in any particular industry.

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Portfolio generally holds a portion of its assets in short-term fixed income securities (government obligations or investment grade debt securities) or cash or cash equivalents. Short-term investments also may include repurchase agreements with banks or brokers-dealers. When the Sub-adviser deems it appropriate, for temporary defensive purposes, the Portfolio may invest without limitation in investment grade fixed-income securities or hold assets in cash or cash equivalents. Investments in such investment grade fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount or when the Sub-adviser believes interest rates may decline. There is no limit on the amount of the Portfolio's assets that can be invested in convertible securities rated below investment grade.

As a hedge against either a decline in the value of the securities included in the Portfolio's securities, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Portfolio may use all of the investment strategies referred to under "Hybrid Instruments." The Portfolio's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

The Portfolio is classified as a "non-diversified" fund under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. The Portfolio, however, intends to comply with the diversification requirements imposed by the Code in order to continue to qualify as a regulated investment company. To the extent the Portfolio invests a greater proportion of its assets in the securities of a smaller number of issuers, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified fund and may be subject to greater risk of loss with respects to its portfolio securities.

ING SALOMON BROTHERS INVESTORS VALUE-- The Portfolio maintains a carefully selected portfolio of securities diversified among industries and companies. The Portfolio may invest up to 25% of its net assets in any one industry. The Portfolio generally purchases marketable securities, primarily those traded on the NYSE or other national securities exchanges, but also issues traded in the over-the-counter market. As a hedge against either a decline in the value of securities included in the Portfolio or against an increase in the price of securities which it plans to purchase or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Portfolio may use all of the various investment strategies referred to under "Hybrid Investments." The Portfolio's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

ING UBS U.S. ALLOCATION -- Under normal market conditions, the Portfolio expects to allocate assets between fixed income securities and equity securities. The "Strategy Ranges" indicated below are the ranges within which the Portfolio generally expects to allocate its assets among the various asset classes. The Portfolio may exceed these Strategy Ranges and may modify them in the future.

            ASSET CLASS                             STRATEGY RANGES
            -----------                             ---------------

            U.S. Equities ........................       20-90%
            Investment Grade Fixed Income.........        0-70%
            High Yield Fixed Income...............        0-15%
            Cash Equivalents......................        0-50%

INVESTMENT POLICIES, PRACTICES AND VARIOUS SECURITIES IN GENERAL

U.S. GOVERNMENT SECURITIES-- Each Portfolio may purchase securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as "instrumentalities." The obligations of U.S. Government agencies or instrumentalities in which a Portfolio may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Portfolios will invest in securities of U.S. government agencies or instrumentalities only if the Sub-adviser is satisfied that the credit risk with respect to such instrumentality is minimal.

The Portfolios also may invest in U.S. Treasury obligations, obligations issued or guaranteed by U.S. government agencies. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds, and are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Obligations issued or guaranteed by U.S. government agencies include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"), some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"), others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

CUSTODIAL RECEIPTS-- ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Core Equity and ING PIMCO Total Return mAy invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts are known by various names, including "Treasury Receipts," Treasury Investors Growth Receipts ("TIGRs"), and "Certificates of Accrual on Treasury Receipts ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

BANK OBLIGATIONS-- Each Portfolio may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

LOAN PARTICIPATIONS-- ING Aeltus Enhanced Index, ING Alger Aggressive Growth, ING Alger Capital Appreciation, ING Alger Growth, ING JPMorgan Mid Cap Value, ING OpCap Balanced Value, ING PIMCO Total Return, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value and ING T. Rowe Price Growth Equity may invest in loan participations, subject to the Portfolios' limitation on investments in illiquid investments. ING Solomon Brothers Fundamental Value may invest up to 10% of the Portfolio's net assets in bank loans, including participations. A loan participation is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyers participation interest bears to the total principal amount of the loan. No more than 5% of a Portfolio's net assets may be invested in loan participations with the same borrower. The issuing financial institution may have no obligation to a Portfolio other than to pay such Portfolio the proportionate amount of the principal and interest payments it receives.

Loan participations are primarily dependent on the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, a Portfolio could experience a reduction in its income. The value of that loan participation might also decline. If the issuing financial institution fails to perform its obligation under the participation agreement, the Portfolio might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

Certain Portfolios may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Portfolios may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Portfolio intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Portfolio were determined to be subject to the claims of the agent bank's general creditors, the Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio's share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

The Portfolios may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Portfolio bears a substantial risk of losing the entire amount invested.

Each Portfolio limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, a Portfolio generally will treat the corporate borrower as the "issuer" of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Portfolio and the corporate borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Portfolio to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolios' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio's net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Portfolios currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolios' limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund's investment restriction relating to the lending of portfolios or assets by a Portfolio.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Portfolios. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolios rely on PIMCO's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolios.

"WHEN-ISSUED" SECURITIES-- Each Portfolio may purchase securities on a "when-issued" or on a "forward delivery" basis. When a Portfolio commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it will set up procedures consistent with the applicable interpretations of the SEC concerning such purchases. Since that policy currently recommends that an amount of a Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a Portfolio will always have cash, short-term money market instruments or other liquid securities sufficient to fulfill any commitments or to limit any potential risk. However, although such purchases will not be made for speculative purposes and SEC policies will be adhered to, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. Also, if a Portfolio determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for "when-issued" or "forward delivery" securities, a Portfolio will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation). ING Baron Small Cap Growth will limit its investment in when issued securities to 5% of the Portfolio's total assets.

SECURITIES LENDING-- Each Portfolio may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Portfolio that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. A Portfolio will not have the right to vote any securities having voting rights during the existence of the loan, but a Portfolio may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. Any cash collateral received by the Portfolios would be invested in high quality, short-term money market instruments. The Portfolios currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Portfolio represent not more than one-third of the value of its total assets.

PREFERRED SECURITIES-- Each Portfolio may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock or the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default. ING PIMCO Total Return will limit its investment in preferred securities to 5% of the Portfolio's total assets.

CONVERTIBLE SECURITIES-- Each Portfolio may invest in convertible securities. Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common or preferred stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, each Sub-adviser will give primary emphasis to the attractiveness of the underlying common stock. ING Van Kampen Comstock will limit its investment in convertible securities that are below investment grade quality to 5%.

CORPORATE ASSET-BACKED SECURITIES-- ING Aeltus Enhanced Index, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) CoRe Equity, ING PIMCO Total Return, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value and ING Salomon Brothers Investors Value may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security. Privately-issued asset-backed securities will not be treated as constituting a single, separate industry.

CORPORATE REORGANIZATIONS-- ING Baron Small Cap Growth, ING JPMorgan Mid Cap Value, ING PIMCO Total Return, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value and ING Salomon Brothers Investors Value may purchase indebtedness and participations, secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be in the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superceded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Sub-adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

REPURCHASE AGREEMENTS-- Each of the Portfolios may enter into repurchase agreements with sellers that are member firms (or subsidiaries thereof) of the New York Stock Exchange, members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Sub-adviser has determined to be of comparable creditworthiness. The securities that a Portfolio purchases and holds through its agent are U.S. Government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be same, with interest at a standard rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, a Portfolio will have the right to liquidate the securities. If, at the time a Portfolio is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order. The Portfolio's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Portfolio. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, a Portfolio only enters into repurchase agreements after its Sub-adviser has determined that the seller is creditworthy, and the Sub-adviser monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Portfolio has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

REVERSE REPURCHASE AGREEMENTS-- ING Aeltus Enhanced Index, ING Baron Small Cap Growth, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Core Equity, ING PIMCO Total Return, ING UBS U.S. Allocation and ING UBS U.S. Large Cap Equity maY borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Portfolio will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price, and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Portfolio relinquishes may decline below the price the Portfolio must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Portfolio's outstanding shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. To the extent a Portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the Portfolio's commitment to repurchase, such an agreement will not be considered a "senior security" by the Portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Portfolio.

MORTGAGE DOLLAR ROLL TRANSACTIONS-- ING Aeltus, ING Goldman Sachs(R) Core Equity, ING MFS Capital Opportunities, ING MFS Global Growth, ING PIMCO Total Return, ING Salomon Brothers Aggressive Growth and ING UBS U.S. Allocation may engage in mortgage dollar roll transactions. A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

A Portfolio's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Portfolio. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Portfolio's restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Portfolio's overall limitations on investments in illiquid securities.

SEGREGATED ACCOUNTS-- When a Portfolio enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or earmark on its records) cash or liquid securities, marked to market daily, in an amount at least equal to the Portfolio's obligation or commitment under such transactions. Segregated accounts also may be required in connection with certain transactions involving derivative instruments such as options or futures.

FLOATING AND VARIABLE RATE INSTRUMENTS-- ING Aeltus Enhanced Index, ING Alger Growth, ING Alger Aggressive Growth, ING Alger Capital Appreciation, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Core Equity, ING JPMorgan Mid CaP Value, ING MFS Capital Opportunities, ING MFS Global Growth, ING OpCap Balanced Value, ING PIMCO Total Return, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value and ING UBS U.S. Large Cap Equity may invest in floating rate and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A Sub-adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Some of the demand instruments are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or a third party providing credit support. If a demand instrument is not traded in the secondary market, each Portfolio will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days, in which case the instrument will be characterized as "not readily marketable" and therefore illiquid. In the event that and issuer of such instruments were to default on its payment obligations, a Portfolio might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

RESTRICTED SECURITIES-- Each Portfolio (except ING Goldman Sachs(R) Capital Growth) may invest in restricted securitiEs governed by Rule 144A under the Securities Act of 1933 and other restricted securities. In adopting Rule 144A, the Securities and Exchange Commission specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board of Directors (or the fund's adviser acting subject to the board's supervision) determines that the securities are in fact liquid. The Board of Directors has delegated its responsibility to fund management to determine the liquidity of each restricted security purchased pursuant to the Rule, subject to the Board of Directors' oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolio could be adversely affected.

REAL ESTATE INVESTMENT TRUSTS (REITS)-- ING Aeltus Enhanced Index, ING American Century Small Cap Value, ING Baron Small Cap Growth, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Core Equity, ING JPMorgan Mid Cap Value, ING MFS Capital Opportunities, ING MFS Global Growth, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value, ING T. Rowe Price Growth Equity and ING Van Kampen Comstock may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code of 1986 (the "Code"). A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Portfolio.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

UNSEASONED COMPANIES-- ING Aeltus Enhanced Index, ING American Century Small Cap Value, ING Goldman Sachs(R) CapitAl Growth, ING Goldman Sachs(R) Core Equity, ING MFS Global Growth, ING Salomon Brothers Aggressive Growth and ING Salomon Brothers Fundamental Value may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record. ING Aeltus Enhanced Index will invest in such companies only when they have been included in the S&P 500 Index.

FOREIGN EQUITY SECURITIES-- Each Portfolio may invest in Foreign equity securities (and foreign currencies) as described in the Prospectus. With respect to ING Goldman Sachs(R) Core Equity, the equity securities of foreign issuers must bE traded in the United States. Investing in foreign securities generally presents a greater degree of risk than investing in domestic securities. As a result of its investments in foreign securities, a Portfolio may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where a Sub-adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Sub-adviser anticipates, for any other reason, that the exchange rate will improve, a Portfolio may hold such currencies for an indefinite period of time. A Portfolio may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies will permit the Portfolio to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Portfolio to risk of loss if exchange rates move in a direction adverse to the Portfolio's position. Such losses could reduce any profits or increase any losses sustained by a Portfolio from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. For each of ING Alger Growth, ING Alger Aggressive Growth, ING Alger Capital Appreciation, ING American Century Small Cap Value, ING Baron Small Cap Growth, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value, ING Goldman Sachs(R) Capital Growth, ING MFS Capital Opportunities, ING T. Rowe Price GrowtH Equity, and ING Van Kampen Comstock, the Portfolios may invest up to 20%, 20%, 20%, 20%, 10%, 20%, 20%, 20%, 10%, 35%, 30%, and 25%, respectively, in foreign securities. ING MFS Global Growth and ING JPMorgan Fleming International may invest up to 100% of their respective assets in foreign equity securities.

FOREIGN DEBT SECURITIES, BRADY BONDS-- ING Aeltus Enhanced Index, ING JPMorgan Fleming International, ING MFS Capital Opportunities, ING MFS Global Growth, ING PIMCO Total Return, ING Salomon Brothers Fundamental Value and ING Salomon Brothers Investors Value may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that the Portfolio's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt-restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including:
Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Portfolio) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The Portfolio's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES-- ING PIMCO Total Return may invest in principal exchange rate linked securities. Principal exchange rate linked securities ("PERLs(SM)") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

PERFORMANCE INDEXED PAPER-- ING PIMCO Total Return may invest in performance indexed paper. Performance indexed paper ("PIPs(SM)") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

AMERICAN DEPOSITARY RECEIPTS-- Each Portfolio (except ING PIMCO Total Return) may invest in ADRs, which are certificates issued by a U.S. depository (usually a bank) that represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. A Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Portfolio's custodian in five days. A Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency. ADRs will be considered to be denominated in U.S. dollars and not treated as "foreign securities" for purposes of the limitations on such investments. ING Goldman Sachs(R) Core Equity maY also invest in Global Depositary Receipts (GDRs).

PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS)-- Each Portfolio (except ING Alger Aggressive Growth, ING Alger Growth, ING Alger Capital Appreciation, ING Baron Small Cap Growth, ING MFS Global Growth, ING JPMorgan Mid Cap Value, ING OpCap Balanced Value and ING Van Kampen Comstock) may invest in PFICs. Some foreign countries limit or prohibit all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. The Portfolios are subject to certain percentage limits under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that more than 10% of the value of the Portfolio's assets may be invested in such securities.

INVESTMENT IN OTHER INVESTMENT COMPANIES-- Each Portfolio (except ING Op Cap Balanced Value) may invest in securities of other investment companies, subject to limitations under the 1940 Act. Among other things, these limitations currently restrict the Portfolios' aggregate investments in other investment companies to no more than 10% of a Portfolio's total assets. A Portfolio's investments in certain private investment vehicles are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those funds. At the same time, the Portfolios would continue to pay their own management fees and expenses with respect to all their investments, including the securities of other investment companies. The Portfolios may invest in the shares of other investment companies when, in the judgment of the Sub-advisers, the potential benefits of the investment outweigh the payment of any management fees and expenses.

EXCHANGE TRADED FUNDS (ETFS)-- These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. ING Aeltus Enhanced Index, ING American Century Small Cap Value, ING Baron Small Cap Growth, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) COrE Equity, ING JPMorgan Fleming International, ING MFS Capital Opportunities, ING MFS Global Growth, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value, ING T. Rowe Price Growth Equity, ING UBS U.S. Allocation, ING UBS U.S. Large Cap Equity and ING Van Kampen Comstock may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

WARRANTS-- Each Portfolio (except ING PIMCO Total Return) may acquire warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

ZERO COUPON, DEFERRED INTEREST AND PIK BONDS-- Fixed income securities that ING Aeltus Enhanced Index, ING Baron Small Cap Growth, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Core Equity, ING JPMorgan Mid Cap Value, ING MFS Capital Opportunities, ING MFS Global Growth, ING OpCap Balanced Value, ING PIMCO Total Return, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value and ING UBS U.S. Allocation may invest in include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

SHORT-TERM CORPORATE DEBT SECURITIES AND COMMERCIAL PAPER-- Certain of the Portfolios, including ING Aeltus Enhanced Index, ING Alger Aggressive Growth, ING Alger Capital Appreciation and ING Alger Growth may invest in short-term corporate debt securities and commercial paper. Short-term corporate debt securities are outstanding, nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable or floating rates. Commercial Paper are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

COLLATERALIZED DEBT OBLIGATIONS-- Certain of the Portfolios, including ING PIMCO Total Return may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund's prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

RISK OF INVESTING IN LOWER RATED FIXED-INCOME SECURITIES-- Certain of the Portfolios, as set forth below, may invest in lower rated fixed-income securities rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or by Fitch IBCA, Investors Service ("Fitch") and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

A Portfolio may also invest in high-yield, below investment grade fixed-income securities, which are rated Ba or lower by Moody's or BB or lower by S&P or by Fitch, or, if unrated, of comparable quality. No minimum rating standard is required by the Portfolios. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. High-yield, below investment grade, fixed-income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Sub-adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market. For a description of the rating categories described above, see the attached Appendix A.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a "call option" and redeems the security during a time of declining interest rates, a Portfolio may receive a capital loss on its investment if the security was purchased at a premium and a Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Portfolio.

While a Sub-adviser may refer to ratings issued by established credit rating agencies, it is not the Portfolios' policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Sub-adviser's own independent and ongoing review of credit quality. To the extent a Portfolio invests in these lower rated securities, the achievement of its investment objective may be more dependent on the Sub-adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds which are described above. For each of ING American Century Small Cap Value, ING Baron Small Cap Growth, ING MFS Capital Opportunities, ING MFS Global Growth, ING OpCap Balanced Value, ING PIMCO Total Return, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value, and ING UBS U.S. Allocation the Portfolios may invest up to 5%, 35%, 10%, 5%, 25%, 10%, 20%, 20%, and 5%, respectively, in lower rated fixed-income securities.

SHORT SALES AGAINST THE BOX-- Each Portfolio (except ING OpCap Balanced Value, ING Goldman Sachs(R) Core Equity and ING VAn Kampen Comstock) may make short sales "against the box," i.e., when a security identical to one owned by these Portfolios is borrowed and sold short. If a Portfolio enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. A Portfolio will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

MORTGAGE-RELATED SECURITIES-- ING Aeltus Enhanced Index, ING Alger Capital Appreciation, ING Baron Small Cap Growth, ING Goldman Sachs(R) Capital Growth, ING OpCap Balanced Value, ING PIMCO Total Return, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value and ING UBS U.S. Allocation may invest in mortgage-related securities. ING Aeltus Enhanced Index, ING Baron Small Cap Growth will each limit its investment in mortgage-related securities to 5% of the Portfolio's total assets. A mortgage-related security is an interest in a pool of mortgage loans. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers.

Agency-Mortgage-Related Securities: The dominant issuers or guarantors of mortgage-related securities today are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. Fannie Mae and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

Fannie Mae Securities: Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The pools consist of one or more of the following types of loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans;
(5) other adjustable rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

Federal Home Loan Mortgage Corporation Securities: The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

Government National Mortgage Association Securities: GNMA is a wholly-owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. Fannie Mae and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

Adjustable rate mortgage securities ("ARMs") are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMs are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow the Portfolios to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Portfolios may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Portfolios. Further, because of this feature, the values of ARMs are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Collateralized mortgage obligations ("CMOs") are mortgage-related securities that separate the cash flows of mortgage pools into different components called classes or "tranches." Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

The Portfolios consider GNMA-, Fannie Mae-, and FHLMC-issued pass-through certificates, CMOs, and other mortgage-related securities to be U.S. Government securities for purposes of each Portfolio's investment policies.

Privately Issued Mortgage-Related Securities: Mortgage-related securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by GNMA, Fannie Mae, FHLMC or by pools of conventional mortgages. The Portfolios limit their investments in privately issued mortgage-related securities to "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

The Portfolios may invest in, among other things, "parallel pay" CMOs, Planned Amortization Class CMOs ("PAC Bonds") and REMICs. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICS, which are known as "regular" interests, or "residual" interests. The Portfolios will not invest in residual REMICs. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by Fannie Mae, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC certificates are supported by the full faith and credit of the U.S. Treasury.

Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Mortgage-related securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. Government and U.S. Government Mortgage-related securities because they offer no direct or indirect government guarantees of payments. However, many issuers or servicers of mortgage-related securities guarantee, or provide insurance for, timely payment of interest and principal on such securities. Privately-issued mortgage-backed securities will not be treated as constituting a single, separate industry.

Additional Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life. Like fixed income securities in general, mortgage-related securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by a Portfolio may be lengthened. As average life extends, price volatility generally increases. For that reason, extension of average life causes the market price of the mortgage-related securities to decrease further when interest rates rise than if the average lives were fixed. Conversely, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk. Prepayments in mortgages tend to increase, average life tends to decline and increases in value are correspondingly moderated.

STRIPPED MORTGAGE-BACKED SECURITIES-- ING OpCap Balanced Value and ING PIMCO Total Return may invest in stripped mortgage-backed securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

HYBRID INSTRUMENTS-- ING American Century Small Cap Value, ING Aeltus Enhanced Index, ING PIMCO Total Return, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value, ING T. Rowe Price Growth Equity and ING UBS U.S. Allocation may invest in hybrid instruments. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy would be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, each Portfolio will limit its investments in Hybrid Instruments to 10% of total assets. However, because of their volatility, it is possible that the Portfolio's investment in Hybrid Instruments will account for more than 10% of its return (positive or negative).

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

SWAPS, CAPS, FLOORS AND COLLARS-- Among the transactions into which ING Baron Small Cap Growth, ING PIMCO Total Return, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value, ING JPMorgan Fleming International, ING UBS U.S. Allocation and ING Van Kampen Comstock may enter are interest rate, currency, credit default and index swaps and the purchase or sale of related caps, floors and collars. A Portfolio may also enter into options on swap agreements ("swap options"). The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream it may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Sub-adviser and the Portfolio believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Sub-adviser. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

Certain of the Portfolios may also enter into options on swap agreements ("swap options"). A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Whether a Portfolio's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit a Portfolios' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swap option, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

EURODOLLAR INSTRUMENTS-- ING JPMorgan Fleming International, ING MFS Capital Opportunities, ING PIMCO Total Return and ING Salomon Brothers Aggressive Growth may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

MUNICIPAL BONDS-- ING PIMCO Total Return may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities, the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Municipal Bonds which the Portfolio may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Portfolio would hold the longer-term security, which could experience substantially more volatility.

Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. The Portfolio may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Portfolio also may purchase Municipal Bonds due to changes in the Sub-adviser's evaluation of the issuer or cash needs resulting from redemption requests for Portfolio shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Portfolio's ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

The Portfolio may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Portfolio's Municipal Bonds in the same manner.

Inflation-Indexed Bonds-- ING PIMCO Total Return may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

EVENT-LINKED BONDS-- ING PIMCO Total Return may invest in event-linked bonds. Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

OPTIONS ON SECURITIES-- Each Portfolio (except ING Alger Aggressive Growth, ING Alger Growth and ING Baron Small Cap Growth) may purchase and write (sell) call and put options on securities. A Portfolio may sell options on securities for the purpose of increasing its return on such securities and/or to protect the value of its Portfolio. ING MFS Capital Opportunities may only sell calls on securities if such calls are "covered," as explained below. A Portfolio may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

A Portfolio may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Portfolio wants to purchase at a later date. A Portfolio may sell call and put options only if it takes certain steps to cover such options or segregates assets, in accordance with regulatory requirements, as described below.

A call option sold by a Portfolio is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities held in its portfolio. A call option is considered offset, and thus held in accordance with regulatory requirements, if a Portfolio holds a call on the same security and in the same principal amount as the call sold when the exercise price of the call held (a) is equal to or less than the exercise price of the call sold or (b) is greater than the exercise price of the call sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records). If a put option is sold by a Portfolio, the Portfolio will maintain liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmark on its records), or else will hold a put on the same security and in the same principal amount as the put sold where the exercise price of the put held is equal to or greater than the exercise price of the put sold or where the exercise price of the put held is less than the exercise price of the put sold if the Portfolio maintains in a segregated account with the custodian (or earmarks on its records), liquid securities with an aggregate value equal to the difference.

Effecting a closing transaction in the case of a sold call option will permit a Portfolio to sell another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a sold put option will permit the Portfolio to sell another put option to the extent that the exercise price thereof is secured by liquid securities in a segregated account (or earmarked on its records). Such transactions permit a Portfolio to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any subject to the option to be used for other investments of a Portfolio, provided that another option on such security is not sold.

A Portfolio will realize a profit from a closing transaction if the premium paid in connection with the closing of an option sold by the Portfolio is less than the premium received from selling the option, or if the premium received in connection with the closing of an option by the Portfolio is more than the premium paid for the original purchase. Conversely, a Portfolio will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously sold by the Portfolio is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

A Portfolio may sell options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then sell a call option against that security. The exercise price of the call a Portfolio determines to sell will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is sold. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from selling the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for selling the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The selling of put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or retain the option until it is exercised, at which time the Portfolio will be required to take delivery of the security at the exercise price; the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by a Portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

A Portfolio may also sell combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By entering into a straddle, a Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Portfolio will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By selling a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security, above the exercise price of the option. By selling a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The selling of options on securities will not be undertaken by a Portfolio solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are sold for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A Portfolio may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a Portfolio to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

In certain instances, a Portfolio may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options, grant the purchaser the right to purchase (in the case of a "call"), or sell (in the case of a "put"), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous to the Portfolio than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Portfolio assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and
(ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

OPTIONS ON STOCK INDICES-- Each Portfolio (except ING Alger Aggressive Growth, ING Alger Growth, ING Baron Small Cap Growth and ING Op Balanced Value) may purchase and sell call and put options on stock indices. A Portfolio generally may sell options on stock indices for the purpose of increasing gross income and to protect the Portfolio against declines in the value of securities they own or increases in the value of securities to be acquired, although a Portfolio may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Portfolio's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

A Portfolio may sell call options on stock indices if it owns securities whose price changes, in the opinion of the Sub-adviser, are expected to be similar to those of the underlying index, or if it has an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities in its Portfolio. When a Portfolio covers a call option on a stock index it has sold by holding securities, such securities may not match the composition of the index and, in that event, the Portfolio will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Portfolio may also sell call options on stock indices if it holds a call on the same index and in the same principal amount as the call sold when the exercise price of the call held (a) is equal to or less than the exercise price of the call sold or
(b) is greater than the exercise price of the call sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records). A Portfolio may sell put options on stock indices if it maintains liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmarked on its records), or by holding a put on the same stock index and in the same principal amount as the put sold when the exercise price of the put is equal to or greater than the exercise price of the put sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records). Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

A Portfolio will receive a premium from selling a put or call option, which increases the Portfolio's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Portfolio has sold a call option falls or remains the same, the Portfolio will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Portfolio will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Portfolio's stock investments. By selling a put option, the Portfolio assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Portfolio correlate with changes in the value of the index, selling covered put options on indices will increase the Portfolio's losses in the event of a market decline, although such losses will be offset in part by the premium received for selling the option.

A Portfolio may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Portfolio will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.

The purchase of call options on stock indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

               FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Each Portfolio (except ING Alger Growth, ING Alger Aggressive Growth and ING Baron Small Cap Growth) may engage in the following types of transactions:

FUTURES CONTRACTS-- Each Portfolio may enter into stock index futures contracts, including futures contracts related to stock indices and interest rates among others. ING Goldman Sachs(R) Core Equity may enter into futures transactions onlY with respect to the S&P 500 Index. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes may be used to attempt to protect a Portfolio's current or intended stock investments from broad fluctuations in stock prices, to act as a substitute for an underlying investment, or to enhance yield ("speculation").

A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of stock index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the date and cannot be "exercised" at any other time during their term.

The purchase or sale of a futures contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable--a process known as "marking to the market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Portfolio's current or intended stock investments from broad fluctuations in stock prices. For example, a Portfolio may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result if such decline occurs, because the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding position in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the futures position, but under usual market conditions, a long futures position may be terminated without a related purchase of securities.

When a Portfolio buys or sells a futures contract, unless it already owns an offsetting position, it will maintain, in a segregated account held by the custodian or futures commodities merchant, liquid securities having an aggregate value at least equal to the full market value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

OPTIONS ON FUTURES CONTRACTS-- Each Portfolio may purchase and sell options to buy or sell futures contracts in which they may invest ("options on futures contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Put and call options on futures contracts may be traded by a Portfolio in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired, to act as a substitute for an underlying investment, or to enhance yield.

An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts. In addition, the seller of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on futures contracts that are sold or purchased by a Portfolio on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges or in some cases over the counter or on an electronic trading facility.

A Portfolio may sell call options on futures contracts only if it also (a) purchases the underlying futures contract, (b) owns the instrument, or instruments included in the index, underlying the futures contract, or (c) holds a call on the same futures contract and in the same principal amount as the call sold when the exercise price of the call held (i) is equal to or less than the exercise price of the call sold or (ii) is greater than the exercise price of the call sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records). A Portfolio may sell put options on futures contracts only if it also
(A) sells the underlying futures contract, (B) segregates liquid securities in an amount equal to the value of the security or index underlying the futures contract, or (C) holds a put on the same futures contract and in the same principal amount as the put sold when the exercise price of the put held is equal to or greater than the exercise price of the put written or when the exercise price of the put held is less than the exercise price of the put sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with it its custodian (or earmarked on its records). Upon the exercise of a call option on a futures contract sold by a Portfolio, the Portfolio will be required to sell the underlying futures contract which, if the Portfolio has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract sold by the Portfolio is exercised, the Portfolio will be required to purchase the underlying futures contract which, if the Portfolio has covered its obligation through the sale of such contract, will close out its futures position.

The selling of a call option on a futures contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The selling of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option the Portfolio has sold is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Portfolio's losses from existing options on futures contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

FORWARD CONTRACTS ON FOREIGN CURRENCY-- Each Portfolio (except ING JPMorgan Mid Cap Value) may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes. Forward contracts may be used for hedging to attempt to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. Each Portfolio intends to enter into forward contracts for hedging purposes. In particular, a forward contract to sell a currency may be entered into where the Portfolio seeks to protect against an anticipated increase in the rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Portfolio may enter into a forward contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Portfolio intends to acquire. The Portfolio also may enter into a forward contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. In addition, the Portfolio may enter into forward contracts for "cross hedging" purposes; e.g., the purchase or sale of a forward contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency. The Portfolios may also use foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

If a hedging transaction in forward contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the forward contract. Nevertheless, by entering into such forward contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Portfolio will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Portfolio's profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

A Portfolio will also enter into transactions in forward contracts for other than hedging purposes, which present greater profit potential but also involve increased risk. For example, a Portfolio may purchase a given foreign currency through a forward contract if, in the judgment of the Sub-adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Portfolio may sell the currency through a forward contract if the Sub-adviser believes that its value will decline relative to the dollar.

A Portfolio will profit if the anticipated movements in foreign currency exchange rates occur which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Portfolio may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

Each Portfolio has established procedures consistent with statements by the SEC and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Portfolio satisfies this requirement through segregation of assets, it will maintain, in a segregated account (or earmark on its records) cash, cash equivalents or other liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts in the manner set forth above may be restricted.

A Portfolio may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Sub-adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. A Portfolio may also hold foreign currency in anticipation of purchasing foreign securities.

OPTIONS ON FOREIGN CURRENCIES-- Each Portfolio (except ING JPMorgan Mid Cap Value) may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that in which forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may sell options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, sell a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

As in the case of other types of options, however, the selling of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of forward contracts, certain options on foreign currencies are traded over the counter and involve risks which may not be present in the case of exchange-traded instruments.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could sell a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. Foreign currency options sold by the Portfolio will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the selling of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the selling of options on foreign currencies, the Portfolio also may be required to forgo all or a portion of the benefits, which might otherwise have been obtained from favorable movements in exchange rates. The Portfolios may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

RISKS ASSOCIATED WITH INVESTING IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH A PORTFOLIO'S SECURITIES-- A Portfolio's abilities effectively to hedge all or a portion of its portfolio through transactions in options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Portfolio's securities. In the case of futures and options based on an index, the Portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities that are being hedged may not be the same type of obligation underlying such contract. The use of forward contracts for cross-hedging purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Portfolio bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if a Portfolio purchases a put option on an index and the index decreases less than the value of the hedged securities, the Portfolio would experience a loss that is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or futures contract in which the Portfolio has a position and the portfolio securities the Portfolio is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, a Portfolio may enter into transactions in forward contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards. In such instances, the Portfolio will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where a Portfolio enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Portfolio's portfolio or the intended acquisitions being hedged.

The trading of futures contracts, options and forward contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and forward contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of contracts.

The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and options on futures contracts, the Portfolio is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Portfolio in connection with such transactions.

In selling a covered call option on a security, index or futures contract, a Portfolio also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Portfolio sells a call option on a stock index and segregates securities, such securities may not match the composition of the index, and the Portfolio may not be fully covered. As a result, the Portfolio could be subject to risk of loss in the event of adverse market movements.

The selling of options on securities, options on stock indices or options on futures contracts constitutes only a partial hedge against fluctuations in value of a Portfolio's holdings. When a Portfolio sells an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Portfolio will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings or any increase in the cost of the instruments to be acquired.

When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Portfolio will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by selling an option, the Portfolio may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, the Portfolio's overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that a Portfolio may enter into transactions in options (except for options on foreign currencies), futures contracts, options on futures contracts and forward contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. A Portfolio will only sell covered options, such that liquid securities with an aggregate value equal to an amount necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Portfolio may not fully protect it against risk of loss and, in any event, the Portfolio could suffer losses on the option position, which might not be offset by corresponding portfolio gains.

A Portfolio also may enter into transactions in futures contracts, options on futures contracts and forward contracts for other than hedging purposes, which could expose the Portfolio to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the Prospectus and in this SAI, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.

With respect to entering into straddles on securities, a Portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options sold will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Portfolio with two simultaneous premiums on the same security, but involve additional risk, since the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET-- Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While a Portfolio will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if a Portfolio has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in the futures contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of futures contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN-- Because of low initial margin deposits made upon the opening of a futures or forward position and the selling of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where a Portfolio enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Portfolio or decreases in the prices of securities or other assets the Portfolio intends to acquire. Where a Portfolio enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Portfolio to greater risk.

TRADING AND POSITION LIMITS-- The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various boards of trade have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Sub-advisers do not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Portfolios.

RISKS OF OPTIONS ON FUTURES CONTRACTS-- The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying futures contract subject to the risks of the availability of a liquid offset market described herein. The seller of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price underlying security, index, currency or futures contracts.

RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES-- Transactions in forward contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Portfolio. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

Settlements of exercises of over the counter forward contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike many transactions entered into by a Portfolio in futures contracts and exchange-traded options, options on foreign currencies, forward contracts and over the counter options on securities are not traded on markets regulated by the CFTC or the SEC (with the exception of certain foreign currency options). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over the counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over the counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over the counter contracts, and the Portfolio could be required to retain options purchased or sold, or forward contracts entered into, until exercise, expiration or maturity. This in turn could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over the counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions. The Portfolio will enter into an over the counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Sub-adviser.

Options on securities, options on stock indexes, futures contracts, options on futures contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over the counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over the counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over the counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS Each Portfolio will engage in futures and related options transactions for bona fide hedging or to seek to increase total return as permitted by CFTC regulations, which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators.

The staff of the SEC has taken the position that over the counter options and assets used to cover sold over the counter options are illiquid and, therefore, together with other illiquid securities held by a Portfolio, cannot exceed 15% of a Portfolio's assets (the "SEC illiquidity ceiling"). Although the Sub-advisers may disagree with this position, each Sub-adviser intends to limit the Portfolios' selling of over the counter options in accordance with the following procedure. Except as provided below, ING MFS Capital Opportunities intends to sell over the counter options only with primary U.S. Government securities dealers recognized as such by the Federal Reserve Bank of New York. Also, the contracts a Portfolio has in place with such primary dealers provide that the Portfolio has the absolute right to repurchase an option it sells at a maximum price to be calculated by a pre-determined formula. Each Portfolio will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test. Each Portfolio may also sell over the counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

The policies described above are not fundamental and may be changed without shareholder approval, as may each Portfolio's investment objective.

TEMPORARY DEFENSIVE POSITIONS-- During periods of unusual market conditions when a Sub-adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a Portfolio may invest up to 100% of its assets in cash or cash equivalents including, but not limited to, obligations of banks with assets of $1 billion or more (including certificates of deposit, bankers' acceptances and repurchase agreements), commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. ING UBS U.S. Allocation also may invest in other investment companies that invest exclusively in money market instruments for temporary defensive purposes. ING JPMorgan Fleming International may, for temporary defensive purposes, engage in strategic transactions, which may include the use of derivatives.

ING Alger Growth may invest up to 35% of its total assets in equity securities of companies that, at the time of the purchase, have total market capitalization of less than $10 billion and in excess of that amount (up to 100% of its assets) during temporary defensive periods. ING Alger Aggressive Growth may invest up to 35% of its total assets in equity securities of companies that, at the time of the purchase, have total market capitalization outside the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods. ING Alger Capital Appreciation may invest up to 15% of its net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

PORTFOLIO TURNOVER-- Each Portfolio may sell a portfolio investment soon after its acquisition if the sub-adviser believes that such a disposition is consistent with the Portfolio's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Portfolio's shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

                             MANAGEMENT OF THE FUND

The investments and administration of the Fund are under the direction of the Board of Directors. The Directors and executive officers of the Fund and their principal occupations for the past five years are listed below.

------------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS            TERM OF OFFICE(1)     POSITION(S)    PRINCIPAL OCCUPATION(S) DURING          NUMBER OF       OTHER
AND AGE                  AND LENGTH OF         HELD WITH      PAST FIVE YEARS                         PORTFOLIOS      DIRECTORSHIPS
                         TIME SERVED           FUND                                                   OVERSEEN        HELD
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED
DIRECTORS:
------------------------------------------------------------------------------------------------------------------------------------
John V. Boyer**          Indefinite;           Director       Executive Director, The Mark Twain      21              None
63 Penn Drive            Since 11/26/1997                     House Museum, 1989 to present.
West Hartford,
Connecticut
Age: 50
------------------------------------------------------------------------------------------------------------------------------------
Richard A. Johnson       Indefinite;           Director       Retired for more than five years.       21              None
24 Sulgrave Road         Since 11/26/1997
West Hartford,
Connecticut
Age: 68
------------------------------------------------------------------------------------------------------------------------------------
Patrick Kenny*           Indefinite;           Director       Senior Vice President, SS&C             21              None
33 Fulton Place          Since 03/05/2002                     Technologies, November 1995 to May
West Hartford,                                                1998; Executive Vice President,
Connecticut                                                   Frontier Insurance Group, Inc.,
Age: 61                                                       September 1998 to March 2001;
                                                              President and Chief Executive
                                                              Officer, International Insurance
                                                              Society, June 2001 to present.
------------------------------------------------------------------------------------------------------------------------------------

(1) Each Director holds office for an indefinite term until the earliest of the election and qualification of his or her successor or the date the Director resigns or dies. The officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified.

* Ewald Kist, Chairman of the Executive Board for ING Groep, N.V., ING Life Insurance and Annuity Company's ultimate parent company (through six tiers of subsidiary entities), sits on the board of directors for the International Insurance Society. Don Steward, CEO of Sun Life of Canada, ultimate parent company of Massachussetts Financial Services Company, a sub-adviser to the ING Partners, Inc. Portfolios, has held a seat on the board of directors for the International Insurance Society since July 13, 2003.

** Shaun Mathews, Senior Vice President of ING Life Insurance & Annuity Company, has held a seat on the board of directors of the Mark Twain House since September 19, 2002. ING makes non-material, charitable contributions to the Mark Twain House.

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------

James M. Hennessy        Indefinite;            President     President, Chief Executive Officer and Chief Operating Officer March
7337 E. Doubletree       Since 05/07/2003                     2002 - Present (For the ING Funds), February 2001 - March 2002 (For
Ranch Rd.                                                     the Pilgrim Funds), Chief Operating Officer June 2000 - February
Scottsdale, Arizona                                           2001 (For the Pilgrim Funds); President and Chief Executive Officer,
Age: 54                                                       ING Capital Corporation, LLC, ING Funds Services, LLC, ING Advisors,
                                                              Inc., ING Investments, LLC, Lexington Funds Distributor, Inc.,
                                                              Express America T.C., Inc. and EAMC Liquidation Corp. (December
                                                              2001- Present); Executive Vice President and Chief Operating Officer
                                                              and ING Funds Distributor, LLC (June 2000 - Present). Formerly,
                                                              Executive Vice President and Chief Operating Officer, ING
                                                              Quantitative Management, Inc. (October 2001 - September 2002),
                                                              Senior Executive Vice President (June 2000 - December 2000) and
                                                              Secretary (April 1995 - December 2000), ING Capital Corporation,
                                                              LLC, ING Funds Services, LLC, ING Investments, LLC, ING Advisors,
                                                              Inc., Express America T.C., Inc. and EAMC Liquidation Corp.;
                                                              Executive Vice President, ING Capital Corporation, LLC and its
                                                              affiliates (May 1998 - June 2000); and Senior Vice President, ING
                                                              Capital Corporation, LLC and its affiliates (April 1995 - April 1998).

------------------------------------------------------------------------------------------------------------------------------------
Laurie M. Tillinghast    Indefinite;               Vice       Vice President, ING Life Insurance and Annuity Company, 1998 to
151 Farmington Avenue    Since 05/07/2003       President     present; Vice President, Aetna Retirement Services, Fund Strategy
Hartford, Connecticut                                         and Management, 1995 to 1998. Formerly, Director and President, ING
Age: 51                                                       Partners, Inc. (November 1997 - May 2003).
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Roland        Indefinite;              Chief       Executive Vice President, Treasurer and Chief Financial Officer of
7337 E. Doubletree       Since 12/01/2002       Financial     ING Capital Corporation and its subsidiaries, June 1998 to present;
Ranch Road                                     Officer and    Chief Financial Officer, Endeavor Group and Endeavor Investment
Scottsdale, Arizona                             Treasurer     Advisors, April 1997 to June 1998.
Age: 44
------------------------------------------------------------------------------------------------------------------------------------
Todd Modic               Indefinite;            Assistant     Assistant Vice President and Director of Financial Reporting of ING
7337 E. Doubletree       Since 02/05/03         Treasurer     Investments, LLC, March 2001 to present; Director of Financial
Ranch Road                                                    Reporting, Axient Communications, Inc., May 2000 to January 2001;
Scottsdale, Arizona                                           Director of Finance, Rural/Metro Corporation, March 1995 to May 2000.
Age: 35
------------------------------------------------------------------------------------------------------------------------------------

Maria Anderson           Indefinite;            Assistant     Assistant Vice President of ING Funds Services, LLC October 2001 to
7337 E. Doubletree       Since 02/04/04         Treasurer     the present. September 1999 to September 2001; Manager of Fund
Ranch Road                                                    Accounting and Compliance for ING Funds Services, LLC.
Scottsdale, Arizona
Age: 45
------------------------------------------------------------------------------------------------------------------------------------
David Greenwald          Indefinite;            Assistant     Vice President of ING Funds Services LLC May 2003 to the present.
7337 E. Doubletree       Since 02/04/04         Treasurer     October 1996 to May 2003, Assistant Treasurer and Director of Mutual
Ranch Road                                                    Fund Compliance and Operations at American Skandia Advisor Funds.
Scottsdale, Arizona
Age: 46

------------------------------------------------------------------------------------------------------------------------------------
Jeffrey J. Gaboury        Indefinite;           Assistant     Director, Reporting and Compliance, Investors Bank & Trust Company,
200 Clarendon Street     Since 05/12/1999       Treasurer     1996 to present.
Boston, Massachusetts
Age: 35
------------------------------------------------------------------------------------------------------------------------------------
Susan C. Mosher          Indefinite;            Secretary     Senior Director, Legal Administration, Investors Bank & Trust
200 Clarendon Street     Since 11/26/1997                     Company, 1995 to present.
Boston, Massachusetts
Age: 49
------------------------------------------------------------------------------------------------------------------------------------
John M. DelPrete         Indefinite; Since      Assistant     Senior Associate Counsel, Legal Administration, Investors Bank &
200 Clarendon Street     08/09/2002             Secretary     Trust Company, 1997 to present.
Boston, Massachusetts
Age: 35
------------------------------------------------------------------------------------------------------------------------------------

Huey Falgout             Indefinite; Since      Assistant     Counsel and Chief Counsel, ING Funds, November 2002 to present. 1999
7337 E. Doubletree       11/19/03               Secretary     to 2002; Counsel, AIG American General.
Ranch Road                                      and Chief
Scottsdale, Arizona                               Legal
Age: 40                                          Officer

------------------------------------------------------------------------------------------------------------------------------------

Members of the Board of Directors who are not affiliated with ILIAC or its affiliates are entitled to receive an annual retainer of $25,000 for service on the Board. In addition, each such member will receive a fee of $3,125 per meeting for each regularly scheduled Board meeting; $3,125 for each in-person Contract Committee meeting; $3,125 for each in-person Special Board meeting; and $1,875 for each in-person committee meeting, other than a Contract Committee meeting, on any day on which a regular board meeting is not scheduled. A Committee Chairperson fee of $1,875 will be paid annually to the Chairperson of each of the Valuation and Proxy Voting, Audit, Investment Review, QLCC and Contract Committees. All of the above fees are to be paid proportionately by each Portfolio based on the net assets of the Portfolios as of the previous December 31.

                          FUND GOVERNANCE INFORMATION

The Board of Directors has established an Audit Committee consisting of all of the members of the Board who are not "interested persons" of the Fund within the meaning of the 1940 Act. During the fiscal year ended December 31, 2003, the Audit Committee held five meetings and the Audit Committee members were John V. Boyer, Richard A. Johnson and Patrick Kenny. The responsibilities of the Audit Committee include oversight of each Portfolio's accounting and financial reporting policies, practices and internal controls. The Audit Committee's specific duties and responsibilities include: (1) recommend to the Board of Directors the selection, retention, compensation, or termination of an independent public accounting firm; (2) review the scope of the Portfolios' proposed audit each year and the audit procedures to be utilized; (3) pre-approve all audit and permissible non-audit services provided to the Fund and certain other persons by the independent auditors; (4) at the conclusion of each audit, the Audit Committee reviews the audit, including any comments or recommendations, with the independent auditors; (5) review each Portfolio's annual report to shareholders and any significant underlying accounting policies; (6) review with the Portfolios' independent auditors the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing those controls and procedures.

The Board of Directors also has established a Nominating Committee consisting of all of the members of the Board who are not "interested persons" of the Fund within the meaning of the 1940 Act. During the fiscal year ended December 31, 2003, there were no meetings of the Nominating Committee. The Nominating Committee members are John V. Boyer, Richard A. Johnson and Patrick Kenny. The Nominating Committee is responsible for promoting the effective participation of qualified individuals on the Board of Directors and Committees of the Board. In fulfilling its responsibilities, the Nominating Committee receives, reviews and maintains files of individuals qualified to be recommended as nominees for election as Directors, including any recommendations proposed by shareholders (which shall include a review of the individual's status as an "interested person" of the Fund under the 1940 Act) and presents recommendations to the Board of Directors to fill vacancies or to nominate directors for election by shareholders. Recommendations by shareholders should be submitted to the Committee in care of the Fund's Secretary. Further, the Nominating Committee presents recommendations to the Board of Directors regarding directors to be selected for membership on the various Committees of the Board and monitors the performance of legal counsel employed by the Fund and legal counsel engaged by the Independent Directors.

The Board of Directors also has established a Valuation and Proxy Voting Committee consisting of all of the members of the Board who are not "interested persons" of the Fund within the meaning of the 1940 Act. During the fiscal year ended December 31, 2003, the Valuation and Proxy Voting Committee held five meetings and the Valuation and Proxy Voting Committee members were John V. Boyer, Richard A. Johnson and Patrick Kenny. The Valuation and Proxy Voting Committee is responsible for overseeing the determination of each Portfolio's net asset value and the calculation of the value of the assets held by each Portfolio, which determinations and calculations are made by the Fund's custodian and pricing agent. The Valuation and Proxy Voting Committee also reviews the determinations by the Fund's Pricing Committee of the fair market value of particular securities when market quotations are not readily available under circumstances set forth in the Fund's valuation procedures. Additionally, the Valuation and Proxy Voting Committee shall oversee the implementation of the Fund's proxy voting procedures and make determinations with respect to the voting of proxies related to the assets in the Fund's investment portfolios as specified in the proxy voting procedures.

The Board of Directors also has established a Contract Committee consisting of all of the members of the Board who are not "interested persons" of the Fund within the meaning of the 1940 Act. During the fiscal year ended December 31, 2003, the Contract Committee held one meeting and the Contract Committee members were John V. Boyer, Richard A. Johnson and Patrick Kenny. The Contract Committee reviews all investment advisory and related agreements as well as third party agreements on behalf of the Board, including the contracts for the provision of custodial, fund accounting, administrative and transfer agency services to the Fund. It is the responsibility of the Contract Committee to make recommendations to the Board regarding the continuation of existing contractual relationships and to recommend the approval of new contracts when additional Portfolios are established or when existing contractual relationships are concluding. When reviewing advisory agreements on behalf of the Fund, the Contract Committee and the full Board undertake a comprehensive review of the current contractual relationship through disclosure provided in a question and answer memorandum generated by Fund management and completed by the affected party. In addition, the Contract Committee and the Board review a comparative performance analysis of each Portfolio against its peer group and a comparison of the advisory fees and the total operating expenses of each Portfolio against the fees charged by such peer group. After a detailed review of the above information by the Contract Committee, the Committee makes a recommendation to the Board at the next regularly scheduled Board meeting.

The Board of Directors also has established an Investment Review Committee consisting of all of the members of the Board who are not "interested persons" of the Fund within the meaning of the 1940 Act. During the fiscal year ended December 31, 2003, the Investment Review Committee held four meetings and the Investment Review Committee members were John V. Boyer, Richard A. Johnson and Patrick Kenny. The Investment Review Committee monitors and reviews the investment aspects of each Portfolio of the Fund, including portfolio performance, investment risk levels, risk-adjusted performance, adherence to stated investment objective and consistency with investment style. The Investment Review Committee is authorized to make recommendations to the full Board respecting investment aspects of the Portfolios, including recommending action on entering into, amending, or terminating contracts with the investment adviser or sub-advisers to a portfolio.

The Board of Directors also has established a Qualified Legal Compliance Committee (the "QLCC") consisting of all of the members of the Board who are not "interested persons" of the Fund within the meaning of the 1940 Act. During the fiscal year ended December 31, 2003, there were no meetings of the QLCC. The QLCC members are John V. Boyer, Richard A. Johnson and Patrick Kenny. The purpose of the QLCC is to receive, retain, consider and act upon reports of evidence of possible material violations of applicable United State federal and state securities laws, breaches of fiduciary duty arising under United States federal or state law and similar violations of any United States federal or state law from attorneys covered by Section 307 of the Sarbanes-Oxley Act of 2002. The QLCC will also consider and act upon requests from the chief executive officer of the Fund (and his or her immediate family) for pre-approval to engage in certain activities and for waivers from compliance with the Fund's Sarbanes-Oxley Code of Ethics and will consider and act upon reports of possible violations of that Code.

           APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a meeting held on October 22, 2003, the Board of Directors, including the Independent Directors, on behalf of ING DSI Enhanced Index Portfolio approved the appointment of Aeltus Investment Management, Inc. ("ING Aeltus"), a Connecticut corporation, as investment sub-adviser for the Portfolio. In approving the sub-advisory agreement with ING Aeltus the Board of Directors considered with the assistance of independent counsel, its legal responsiblities and reviewed the quality of sub-advisory services to be offered by ING Aeltus, the investment management style, experience and qualifications of ING Aeltus' personnel and the sub-advisory fee structure. The Board of Directors also reviewed written reports provided by ING Aeltus relating to compliance, code of ethics, Form ADV, personnel and financial statements, as well as information regarding performance of similarly managed accounts, sector weightings and investment outlook and strategy. Based on such information as it considered necessary to the exercise of its reasonable business judgment, the Board concluded unanimously that it was in the best interest of the portfolio to enter the investment sub-advisory agreement with ING Aeltus.

At a meeting held on November 19, 2003, the Board of Directors, including the Independent Directors, upon recommendation of the Contract Committee (the "Committee"), approved the continuation of the Investment Advisory Agreement with ILIAC. In connection with the approval, the Committee considered, with the assistance of independent counsel, its legal responsibilities and reviewed the nature and quality of ILIAC's services provided to the Fund and ILIAC's experience and qualifications. Among other items, the Committee also reviewed and considered: (1) supplemental materials, including financial statements, the investment advisory agreement, and investment advisory response for ILIAC; (2) a memorandum from independent counsel setting forth the Board's fiduciary duties and its responsibilities under the 1940 Act and Maryland law, the duty of care, the duty of loyalty and the business judgment rule, and the factors which the Board should consider in the review; and (3) an analysis of ILIAC's advisory fee structure. After discussion, the Committee concluded that ILIAC had the capabilities, resources, and personnel necessary to manage the Fund, and that based on the services that ILIAC provides to the Fund under the Investment Advisory Agreement and the expenses incurred by ILIAC in the performance of such services, the compensation payable to ILIAC was fair and equitable. Based on such information as it considered necessary to the exercise of its reasonable business judgment, the Board, upon recommendation of the Committee, concluded unanimously that it was in the best interest of the Fund to approve the investment advisory agreement with ILIAC.

At a meeting held on November 19, 2003, the Board of Directors, including the Independent Directors, upon recommendation of the Committee, approved the continuation of the sub-advisory agreements between ILIAC and Fred Alger Management, Inc. ("Alger") on behalf of ING Alger Aggressive Growth Portfolio, ING Alger Capital Appreciation Portfolio and ING Alger Growth Portfolio, American Century Investment Management, Inc. ("American Century") on behalf of ING American Century Small Cap Value Portfolio, BAMCO, Inc. ("BAMCO") on behalf of ING Baron Small Cap Growth Portfolio, DSI International Management, Inc. ("DSI") on behalf of ING DSI Enhanced Index Portfolio, Goldman Sachs Asset Management, L.P. ("Goldman Sachs") on behalf of ING Goldman Sachs Capital Growth Portfolio, J.P. Morgan Fleming Asset Management (London) Limited ("J.P. Morgan Fleming") on behalf of ING JPMorgan Fleming International Portfolio ("J.P. Morgan"), J.P. Morgan Investment Management Inc. ("JPMIM") (formerly Robert Fleming, Inc.) on behalf of ING JPMorgan Mid Cap Value Portfolio, Massachusetts Financial Services Company ("MFS") on behalf of ING MFS Research Equity Portfolio, ING MFS Global Growth Portfolio and ING MFS Capital Opportunities Portfolio, OpCap Advisors LLC ("OpCap") on behalf of ING OpCap Balanced Value Portfolio, Pacific Investment Management Company LLC ("PIMCO") on behalf of ING PIMCO Total Return Portfolio, Salomon Brothers Asset Management Inc ("SBAM") on behalf of ING Salomon Brothers Aggressive Growth Portfolio, ING Salomon Brothers Fundamental Value Portfolio and ING Salomon Brothers Investors Value Portfolio,
T. Rowe Price Associates, Inc. ("T. Rowe") on behalf of ING T. Rowe Price Growth Equity Portfolio, UBS Global Asset Management (US) Inc. ("UBS GAM") on behalf of ING UBS Tactical Asset Allocation Portfolio and Van Kampen on behalf of ING Van Kampen Comstock Portfolio (the "Portfolios"). In approving the continuation of the sub-advisory agreements, the Committee considered the quality of sub-advisory services being rendered by Alger, American Century, BAMCO, DSI, Goldman Sachs, J.P. Morgan Fleming, J.P. Morgan, MFS, OpCap, PIMCO, SBAM, T. Rowe, UBS GAM and Van Kampen (the "sub-advisers"), the investment management style, experience and qualifications of each sub-adviser's personnel and the sub-advisory fee structure. The Committee also reviewed written reports provided by the sub-advisers, relating to compliance, code of ethics, Form ADV, personnel and financial statements, as well as information regarding performance, sector weightings and investment outlook and strategy with respect to the sub-advisers' respective Portfolios. Based on such information as it considered necessary to the exercise of its reasonable business judgment, the Board, upon recommendation of the Committee, concluded unanimously that it was in the best interest of the Portfolios to continue the investment sub-advisory agreements with their respective sub-advisers.

At a meeting held on February 4, 2004, the Board of Directors, including the Independent Directors, upon recommendation of the Investment Review Committee, unanimously approved a proposal to terminate the investment sub-advisory agreement with MFS on behalf of ING MFS Research Equity Portfolio. The Investment Review Committee's recommendation to terminate MFS and retain UBS Global Asset Management (Americas) Inc. ("UBS Americas") was based on several factors, including the relative under-performance of the Portfolio and above-average risk under MFS and the consistently strong track record and solid risk characteristics of UBS Americas. Based on such information as it considered necessary to the exercise of its reasonable business judgment, and in consideration of all factors deemed relevant to them, the Board determined that ILIAC's engagement of UBS Americas as sub-adviser to ING MFS Research Equity Portfolio likely would offer the Portfolio access to highly effective management and advisory services and capabilities. The Board, including the Independent Directors, also voted to change the name of ING MFS Research Equity Portfolio to ING UBS U.S. Large Cap Equity Portfolio. The Board, including the Independent Directors, upon recommendation of the Investment Review Committee, then approved an investment sub-advisory agreement between ILIAC and UBS Global AM on behalf of ING UBS U.S. Large Cap Equity Portfolio. In approving the new sub-advisory agreement, the Board received and reviewed information concerning UBS Americas' operations and anticipated management of the Portfolio, the experience and qualifications of its personnel and the terms of the new sub-advisory agreement. The Board concluded that the terms of the sub-advisory agreement, including the fees contemplated thereby, were fair and reasonable and in the best interests of the Portfolio and its shareholders.

At a meeting held on February 4, 2004, the Board of Directors, including the Independent Directors, upon the recommendation of the Investment Review Committee, unanimously approved amendments to the Investment Advisory Agreement with ILIAC and the Sub-Advisory Agreements for the ING Salomon Brothers Fundamental Value Portfolio, ING Salomon Brothers Investors Value Portfolio and the ING UBS Tactical Asset Allocation Portfolio that revised the fee schedules to effectively reduce the sub-advisory fees payable by ILIAC to those respective sub-advisers and to reduce the advisory fee payable to ILIAC by the UBS U.S. Allocation Portfolio. The Investment Committee had considered a report by ILIAC that the lower effective sub-advisory fee rates were accomplished by aggregating assets managed by the same sub-adviser across multiple portfolios such that lower fee breakpoints are reached sooner. The Investment Review Committee considered that these fee schedule revisions would have no impact on the quality of services provided by these sub-advisors or ILIAC. The Committee also evaluated a report on the impact of the fee schedule changes on ILIAC's profitability. The Committee considered ILIAC's proposal to reduce its advisory fee payable by the UBS U.S. Allocation Portfolio by 5 basis points in consideration of the resultant increase in its profitability on this Portfolio. Based on such information as it considered necessary to the exercise of its reasonable business judgment, the Board, upon the recommendation of the Committee, concluded unanimously that it was in the best interests of these Portfolios to approve the amendments to the Investment Advisory Agreement and the Sub-Advisory Agreements for the ING Salomon Brothers Fundamental Value Portfolio, ING Salomon Brothers Investors Value Portfolio and the ING UBS Tactical Asset Allocation Portfolio.

At a meeting held on February 4, 2004, the Board of Directors, including the Independent Directors, unanimously approved an amendment to the Sub-Advisory Agreement for the ING JPMorgan Fleming International Portfolio to permit the sub-advisor, J.P. Morgan Fleming Asset Management (London) Ltd. to outsource certain support services. The Board considered a report of the sub-advisor explaining the support services it intended to outsource. The Board also considered ILIAC's assessment that the outsourcing of these services would have no impact on the quality of the sub-advisory services provided to the Portfolio. Based on such information as it considered necessary to the exercise of its reasonable business judgment, the Board concluded unanimously that it was in the best interests of ING JPMorgan Fleming International Portfolio to approve the amendment to the sub-advisory agreement between ILIAC and J.P. Morgan Fleming Asset Management (London) Ltd.

The following table describes the compensation received by the Directors of the Fund for the calendar year ended December 31, 2003.

                               COMPENSATION TABLE

                                   AGGREGATE       PENSION OR RETIREMENT      TOTAL COMPENSATION FROM
                                 COMPENSATION       BENEFITS ACCRUED AS        FUND AND FUND COMPLEX
  NAME OF PERSON, POSITION         FROM FUND       PART OF FUND EXPENSES         PAID TO DIRECTORS
  ------------------------         ---------       ---------------------         -----------------

John V. Boyer, Director             $58,125                  $0                        $58,125

Richard A. Johnson, Director        $58,125                  $0                        $58,125

Patrick Kenny, Director             $56,250                  $0                        $56,250


                          OWNERSHIP OF PORTFOLIO SHARES

The following table describes each Director's ownership of equity securities of a Portfolio of the Fund and the aggregate holdings of shares of equity securities of all Portfolios of the Fund for the calendar year ended December 31, 2003.

--------------------------------------------------------------------------------
                          DOLLAR RANGE OF EQUITY       AGGREGATE DOLLAR RANGE OF
                            SECURITIES IN EACH         EQUITY SECURITIES IN ALL
 NAME OF DIRECTOR         PORTFOLIO OF THE FUND          PORTFOLIOS OF THE FUND
--------------------------------------------------------------------------------
  John V. Boyer                    None                           None
--------------------------------------------------------------------------------
Richard A. Johnson                 None                           None
--------------------------------------------------------------------------------
  Patrick Kenny                    None                           None
--------------------------------------------------------------------------------

                  DISCLOSURE OF THE FUND'S PORTFOIO SECURITIES

The Fund is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Fund's annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

Other than in regulatory filings, the Fund may provide its complete portfolio holdings schedule to third parties when the Fund has a legitimate business purpose for doing so. Specifically, the Fund's disclosure of its portfolio holdings may include disclosure: to the Fund's auditors for use in providing audit opinions; to financial printers for the purpose of preparing Fund regulatory filings; for the purpose of due diligence regarding a merger or acquisition; to a new adviser or sub-adviser prior to the commencement of its management of the Fund; to rating agencies for use in developing a rating for the Fund; to consultants for use in providing asset allocation advice in connection with an investment by affiliated funds-of-funds in the Fund; to service providers, such as proxy-voting services providers and portfolio-management database providers, in connection with their providing services benefiting the Fund; and for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. In all instances of such disclosure, the receiving party is subject to confidentiality agreements with the Fund or Adviser that restricts the use of such information.

In addition to the disclosure discussed above, the Fund compiles a Top Ten List composed of its ten largest holdings. This information is produced monthly and may be provided to third parties. The "Top Ten" holdings information is as of the last day of the previous month. The Top Ten List also is provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products, variable annuity contracts and other products offered to Qualified Plans.

If a third party requests specific, current information regarding the Fund's portfolio holdings, the Fund will refer the third party to the latest Top Ten List, the latest regulatory filing or to ING's website.

                             PROXY VOTING PROCEDURES

The Board of Directors of the Fund (the "Board") has adopted procedures to govern the voting of proxies relating to the Fund's portfolio securities. The procedures delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser's proxy voting procedures, policies and guidelines for voting on a variety of issues to be used with respect to the Fund. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Board established the Valuation and Proxy Committee to oversee the implementation of the Fund's proxy voting procedures. A copy of the proxy voting procedures of the Fund, including those of the Adviser, is attached hereto as Appendix B. Information regarding how the Fund votes proxies relating to portfolio securities for the most recent 12-month period ended June 30 will be made available beginning on or about August 31, 2004 through www.ingfunds.com or by accessing the SEC's website at http://www.sec.gov.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Shares of the Portfolios will be owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts ("VA Contracts") and variable life insurance contracts ("VLI Contracts"), to qualified pension and retirement plans outside the separate accounts context, to investment advisers and their affiliates and other investment companies. ING Life Insurance and Annuity Company, Reliastar Life Insurance and Annuity Company, Reliastar Life Insurance and Annuity Company of New York, Reliastar Life Insurance Co Variable Life, ING USA Annuity and Life Insurance Company , and Security Life of Denver, may be deemed a control person of the Fund in that certain of their separate accounts hold more than 25% of the shares of each Portfolio of the Fund. Similarly, ING National Trust may be deemed a control person in that it holds more than 25% of the shares of certain Portfolios of the Fund as custodian for certain qualified retirement plans.

As of April 1, 2004, the following owned of record or, to the knowledge of the Fund, beneficially owned more than 5% or more of the outstanding shares of:

------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                       OWNER NAME AND ADDRESS
CLASS OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
                  SECURITY     RELIASTAR    ING PORTFOLIO     RELIASTAR    RELIASTAR       ING LIFE         ING USA    ING NATIONAL
                   LIFE OF   LIFE INS CO.     PARTNERS,         LIFE          LIFE        INSURANCE &       ANNUITY       TRUST,
                   DENVER      VARIABLE       INC. SEED       INSURANCE     INSURANCE   ANNUITY COMPANY    AND LIFE         151
                     ING         LIFE          SHARES       COMPANY, 151   COMPANY OF     (ILIAC) C/O      INSURANCE    FARMINGTON
                    1475          20             151         FARMINGTON     NEW YORK,        AETNA          COMPANY    AVENUE TN41,
                  DUNWOODY    WASHINGTON     FARMINGTON        AVENUE,         151      RETIREMENT PLAN       151      HARTFORD, CT
                    DRIVE     AVE. SOUTH       AVENUE,      HARTFORD, CT   FARMINGTON      SERVICES       FARMINGTON       06156
                             MINNEAPOLIS,   HARTFORD, CT        06156        AVENUE,       TREASURY         AVENUE
                               MN 55401         06156                       HARTFORD,    SERVICES, 151     HARTFORD,
                                                                            CT 06156      FARMINGTON        CT 06156
                                                                                            AVENUE,
                                                                                         HARTFORD, CT
                                                                                             06156
------------------------------------------------------------------------------------------------------------------------------------
ING ALGER GROWTH
     Initial                                                                                  100%
     Service                                                                                   93%             7%
     Adviser                                                     49%           35%                                           15%
------------------------------------------------------------------------------------------------------------------------------------
ING ALGER
AGGRESSIVE
GROWTH
     Initial                                                                                  100%
     Service                                                                                   98%
     Adviser                                                     77%           21%
------------------------------------------------------------------------------------------------------------------------------------
ING AMERICAN
CENTURY SMALL
CAP VALUE
     Initial                                                                                   91%                            5%
     Service                                      17%                                          75%
     Adviser                                                                                   15%                           85%
------------------------------------------------------------------------------------------------------------------------------------
ING BARON SMALL
CAP GROWTH
     Initial                                                     40%            6%             88%                           10%
     Service                                                                                   51%
     Adviser                                                                                   19%                           81%
------------------------------------------------------------------------------------------------------------------------------------
ING GOLDMAN
SACHS(R) CAPITAL
GROWTH
     Initial                                                                                  100%
     Service                                                     89%            9%
     Adviser                                                                                                                 98%
------------------------------------------------------------------------------------------------------------------------------------
ING JPMORGAN
MID CAP VALUE
     Initial          8%           7%                                                          75%                            9%
     Service                                      16%                                          37%            43%
     Adviser                                                                                   35%                           65%
------------------------------------------------------------------------------------------------------------------------------------
ING JPMORGAN
FLEMING
INTERNATIONAL
     Initial                                                                                   96%
     Service                                                                                                  99%
     Adviser                                                                                   38%                           62%
------------------------------------------------------------------------------------------------------------------------------------
ING MFS CAPITAL
OPP.
     Initial                                                                                   97%
     Service                                                                                                  99%
     Adviser                                                                                   41%                           59%
------------------------------------------------------------------------------------------------------------------------------------
ING MFS GLOBAL
GROWTH
     Initial                      63%                                                          37%
     Service                                      72%                                          11%            14%
     Adviser                                                                                   41%                           59%
------------------------------------------------------------------------------------------------------------------------------------
ING OPCAP
BALANCED VALUE
     Initial                                                                                  100%
     Service                                                     73%           14%             12%
     Adviser                                                                                    7%                           93%
------------------------------------------------------------------------------------------------------------------------------------
ING PIMCO TOTAL
RETURN
     Initial         12%                                                                       77%                           8%
     Service                                                                                   83%                           8%
     Adviser                                                                                   34%                           66%
------------------------------------------------------------------------------------------------------------------------------------
ING SALOMON
BROTHERS
FUNDAMENTAL
VALUE
     Initial                                                                                  100%
     Service                                                     67%            8%             24%
     Adviser                                                                                   32%                           68%
------------------------------------------------------------------------------------------------------------------------------------
ING SALOMON
BROTHERS
INVESTORS VALUE
     Initial                                                                                  100%
     Service                                                     75%           13%             11%
     Adviser                                                                                   14%                           86%
------------------------------------------------------------------------------------------------------------------------------------
ING SALOMON
BROTHERS
AGGRESSIVE
GROWTH
     Initial                                                                                   96%
     Service                                                                                                  99%
     Adviser                                                                                   34%                           66%
------------------------------------------------------------------------------------------------------------------------------------
ING T. ROWE
PRICE GROWTH
EQUITY
     Initial                                                                                   96%
     Service                                                                                   63%            27%            10%
     Adviser                                                     14%                           22%                           63%
------------------------------------------------------------------------------------------------------------------------------------
ING UBS U.S.
ALLOCATION
(FORMERLY ING
UBS TACTICAL
ASSET
ALLOCATION)
     Initial         13%                                                                       81%
     Service                                                     62%           27%             10%
     Adviser                                                                                   87%                           13%
------------------------------------------------------------------------------------------------------------------------------------
ING UBS U.S.
LARGE CAP
EQUITY
(FORMERLY ING
MFS RESEARCH
EQUITY)
     Initial                                                                                   94%
     Service                                                     19%           74%                             7%
     Adviser                                                                                   99%
------------------------------------------------------------------------------------------------------------------------------------
ING VAN KAMPEN
COMSTOCK
     Initial         12%           6%                                                          77%
     Service                                                                                   67%            30%
     Adviser                                                                                   23%                           77%
------------------------------------------------------------------------------------------------------------------------------------

The Fund has no knowledge of any other owners of record of 5% or more than the outstanding shares of a Portfolio. Shareholders owning more than 25% or more of the outstanding shares of a Portfolio may take actions without the approval of other investors in the Fund. See "Voting Rights" below.

The Adviser is an indirect wholly-owned subsidiary of ING Groep N.V. ("ING"). The Adviser's principal office and offices of its affiliated companies referred to herein are located at 151 Farmington Avenue, Hartford, Connecticut 06156.

The Directors and Officers of the Fund as a group owned less than 1% of the outstanding shares of any Portfolio of the Fund as of April 1, 2004.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT. Under the Investment Advisory Agreement and subject to the direction of the Board of Directors of the Fund, ILIAC has responsibility, among other things, to (i) select the securities to be purchased, sold or exchanged by each Portfolio, and place trades on behalf of each Portfolio, or delegate such responsibility to one or more Sub-advisers;
(ii) supervise all aspects of the operations of the Portfolios; (iii) obtain the services of, contract with, and provide instructions to custodians and/or sub-custodians of each Portfolio's securities, transfer agents, dividend paying agents, pricing services and other service providers as are necessary to carry out the terms of the Investment Advisory Agreement; (iv) monitor the investment program maintained by each Sub-adviser for the Portfolios and the Sub-advisers' compliance programs to ensure that the Portfolio's assets are invested in compliance with the Sub-advisory Agreement and the Portfolio's investment objectives and policies as adopted by the Board and described in the most current effective amendment to the registration statement for the Portfolio, as filed with the SEC under the 1933 Act and the 1940 Act; (v) allocate Portfolio assets among the Sub-advisers; (vi) review all data and financial reports prepared by each Sub-adviser to assure that they are in compliance with applicable requirements and meet the provisions of applicable laws and regulations; (vii) establish and maintain regular communications with each Sub-adviser to share information it obtains with each Sub-adviser concerning the effect of developments and data on the investment program maintained by the Sub-adviser; (viii) oversee all matters relating to the offer and sale of the Portfolios' shares, the Fund's corporate governance, reports to the Board, contracts with all third parties on behalf of the Portfolios for services to the Portfolios, reports to regulatory authorities and compliance with all applicable rules and regulations affecting the Portfolios' operations; and (ix) take other actions that appear to ILIAC and the Board to be necessary.

The Investment Advisory Agreement provides that ILIAC shall pay (a) the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Portfolio, including, without limitation, office space, office equipment, telephone and postage costs and (b) any fees and expenses of all Directors, officers and employees, if any, of the Fund who are employees of ILIAC or an affiliated entity and any salaries and employment benefits payable to those persons.

The Investment Advisory Agreement has an initial term of just under two years and provides that it will remain in effect from year-to-year thereafter if approved annually by a majority vote of the Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the 1940 Act, of the Fund or of ING, in person at a meeting called for that purpose. The Investment Advisory Agreement may be terminated as to a particular Portfolio without penalty at any time on sixty days' written notice by (i) the Directors,
(ii) a majority vote of the outstanding voting securities of that Portfolio, or
(iii) ILIAC. The Investment Advisory Agreement terminates automatically in the event of assignment.

During the past three fiscal years, the following advisory fees were paid to
ILIAC:

--------------------------------------------------------------------------------------------------
PORTFOLIO                                                2003             2002             2001
--------------------------------------------------------------------------------------------------

ING Aeltus Enhanced Index (formerly ING DSI           $  221,833       $  264,048       $   15,839
Enhanced Index)
--------------------------------------------------------------------------------------------------
ING Alger Aggressive Growth                           $1,010,653       $  752,718       $   40,985
--------------------------------------------------------------------------------------------------
ING Alger Capital Appreciation                        $  191,249            *                *
--------------------------------------------------------------------------------------------------
ING Alger Growth                                      $  396,225       $  399,797       $   18,796
--------------------------------------------------------------------------------------------------
ING American Century Small Cap Value                  $  131,387       $   39,625            *
--------------------------------------------------------------------------------------------------
ING Baron Small Cap Growth                            $  274,377       $   38,906            *
--------------------------------------------------------------------------------------------------
ING Goldman Sachs(R) Capital Growth                   $  742,100       $  824,633       $   53,060
--------------------------------------------------------------------------------------------------
ING Goldman Sachs(R) Core Equity                      $  415,240            *                *
--------------------------------------------------------------------------------------------------
ING JPMorgan Fleming International                    $2,330,100       $2,663,598       $3,609,564
--------------------------------------------------------------------------------------------------
ING JPMorgan Mid Cap Value                            $  112,921       $   28,719            *
--------------------------------------------------------------------------------------------------
ING MFS Capital Opportunities                         $1,460,713       $1,791,513       $2,538,586
--------------------------------------------------------------------------------------------------
ING MFS Global Growth                                 $   68,322       $   36,508            *
--------------------------------------------------------------------------------------------------
ING OpCap Balanced Value                              $  948,421       $1,050,989       $   69,061
--------------------------------------------------------------------------------------------------
ING PIMCO Total Return                                $  372,892       $   81,301            *
--------------------------------------------------------------------------------------------------
ING Salomon Brothers Aggressive Growth                $3,698,056       $4,164,420       $6,140,559
--------------------------------------------------------------------------------------------------
ING Salomon Brothers Fundamental Value                $  405,803       $  365,335       $   21,224
--------------------------------------------------------------------------------------------------
ING Salomon Brothers Investors Value                  $  471,319       $  417,456       $   24,142
--------------------------------------------------------------------------------------------------
ING T. Rowe Price Growth Equity                       $3,358,923       $3,020,688       $3,652,482
--------------------------------------------------------------------------------------------------
ING UBS U.S. Allocation (formerly ING UBS             $  155,375       $  144,136       $    7,821
Tactical Asset Allocation
--------------------------------------------------------------------------------------------------
ING UBS U.S. Large Cap Equity (formerly ING           $1,752,445       $2,170,044       $3,038,319
MFS Research Equity)
--------------------------------------------------------------------------------------------------
ING Van Kampen Comstock                               $  575,599       $   44,754            *
--------------------------------------------------------------------------------------------------


* The Portfolios had not commenced investment operations during the above periods.

SUB-ADVISORY AGREEMENTS- The Fund's Board of Directors has approved sub-advisory agreements ("Sub-advisory Agreements") between ILIAC and the following entities:

-------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                            SUB-ADVISER
-------------------------------------------------------------------------------------------------------------------
ING Aeltus Enhanced Index (formerly ING              Aeltus Investment Management Inc. (ING Aeltus)+
DSI Enhanced Index)
-------------------------------------------------------------------------------------------------------------------
ING Alger Aggressive Growth                          Fred Alger Management, Inc. (Alger)
-------------------------------------------------------------------------------------------------------------------
ING Alger Capital Appreciation                       Alger
-------------------------------------------------------------------------------------------------------------------
ING Alger Growth                                     Alger
-------------------------------------------------------------------------------------------------------------------
ING American Century Small Cap Value                 American Century Investment Management, Inc.
                                                     (American Century)
-------------------------------------------------------------------------------------------------------------------
ING Baron Small Cap Growth                           BAMCO, Inc. (BAMCO)
-------------------------------------------------------------------------------------------------------------------
ING Goldman Sachs(R) Capital Growth                  Goldman Sachs Asset Management, L.P. (Goldman Sachs)
-------------------------------------------------------------------------------------------------------------------
ING Goldman Sachs(R) Core Equity                     Goldman Sachs
-------------------------------------------------------------------------------------------------------------------
ING JPMorgan Fleming International                   J.P. Morgan Fleming Asset Management (London) Ltd.
                                                     (JP Morgan Fleming)
-------------------------------------------------------------------------------------------------------------------
ING JPMorgan Mid Cap Value                           J.P. Morgan Investment Management Inc. (JPMIM)++ (formerly
                                                     Robert Fleming, Inc.)
-------------------------------------------------------------------------------------------------------------------
ING MFS Capital Opportunities                        Massachusetts Financial Services Company (MFS)
-------------------------------------------------------------------------------------------------------------------
ING MFS Global Growth                                MFS
-------------------------------------------------------------------------------------------------------------------
ING OpCap Balanced Value                             OpCap Advisors LLC (OpCap)
-------------------------------------------------------------------------------------------------------------------
ING PIMCO Total Return                               Pacific Investment Management Company LLC
-------------------------------------------------------------------------------------------------------------------
ING Salomon Brothers Aggressive Growth               Salomon Brothers Asset Management Inc (Salomon Brothers)
-------------------------------------------------------------------------------------------------------------------
ING Salomon Brothers Fundamental Value               Salomon Brothers
-------------------------------------------------------------------------------------------------------------------
ING Salomon Brothers Investors Value                 Salomon Brothers
-------------------------------------------------------------------------------------------------------------------
T. Rowe Price Growth Equity                          T. Rowe Price Associates, Inc. (T.Rowe)
-------------------------------------------------------------------------------------------------------------------

ING UBS U.S. Allocation                              UBS Global Asset Management (US), Inc. (UBS Global AM US)
(formerly ING UBS Tactical Asset Allocation)

-------------------------------------------------------------------------------------------------------------------

ING UBS U.S. Large Cap Equity (formerly ING          UBS Global Asset Management (Americas) Inc. (UBS Global AM)+++
MFS Research Equity)

-------------------------------------------------------------------------------------------------------------------
ING Van Kampen Comstock                              Morgan Stanley Investment Management Inc. d/b/a Van Kampen
                                                     (Van Kampen MSIM)
-------------------------------------------------------------------------------------------------------------------

+ Aeltus Investment Management, Inc. (ING Aeltus), serves as sub-adviser to the ING Aeltus Enhanced Index Portfolio (the "Portfolio"). DSI International Management, Inc. (DSI), served as the Portfolio's sub-adviser through January 23, 2004.

++ Effective September 1, 2003, Robert Fleming, Inc. (Fleming) and J.P. Morgan Fleming Asset Management (USA) Inc. merged into and became known as JPMIM. On November 18, 2003, JPMIM assumed Fleming's sub-advisory responsibilities for the ING JPMorgan Mid Cap Value Portfolio.

+++ UBS Global Asset Management (Americas) Inc. (UBS Global AM) serves as sub-adviser to the ING UBS U.S. Large Cap Equity Portfolio (the "Portfolio"). Prior to the end of April 2004 Massachusetts Financial Services Company (MFS) served as the Portfolio's sub-adviser. On or about May 1, 2004, UBS Global AM assumed sub-adviser responsibilities for the Portfolio.

Each Sub-advisory Agreement remains in effect for an initial two year period and from year-to-year therefore if approved annually by a majority vote of the Directors, including a majority of the Directors who are not "interested persons" of the Fund, ILIAC or any Sub-adviser, in person, at a meeting called for that purpose. Each Sub-advisory Agreement may be terminated without penalty at any time on sixty days' written notice by (i) the Directors, (ii) a majority vote of the outstanding voting securities of the respective Portfolio, (iii) ILIAC, or (iv) the relevant Sub-adviser. Each Sub-advisory Agreement terminates automatically in the event of its assignment or in the event of the termination of the Investment Advisory Agreement with ILIAC. Under each Sub-advisory Agreement, the Sub-adviser supervises the investment and reinvestment of cash and securities comprising the assets of the relevant Portfolio. Each Sub-advisory Agreement also directs the Sub-adviser to (a) determine the securities to be purchased or sold by the Portfolios, and (b) take any actions necessary to carry out its investment sub-advisory responsibilities. Each Sub-adviser pays the salaries, employment benefits and other related costs of personnel engaged in providing investment advice including office space, facilities and equipment.

The Fund and the Adviser have received an exemptive order from the SEC that permits the Adviser, with the approval of the Board of Directors of the Fund, to replace a Sub-adviser for a Portfolio, as well as change the terms of a sub-advisory agreement, without submitting the investment sub-advisory agreement to a vote of the Portfolio's shareholders. The Fund will notify shareholders in the event of any change in the identity of the Sub-adviser of a Portfolio and will change the name of the Portfolio when applicable.

The Adviser retains overall responsibility for monitoring the investment program maintained by the Sub-adviser for compliance with applicable laws and regulations and each Portfolio's respective investment objectives. In addition, ILIAC will consult with and assist each Sub-adviser in maintaining appropriate policies, procedures and records and oversee matters relating to promotion, marketing materials and reports by such Sub-adviser to the Fund's Board of Directors. For services rendered, the Adviser pays each Sub-adviser a monthly fee as follows.

ING Aeltus Enhanced Index                  .27% on all assets
(formerly ING DSI Enhanced Index)

ING Alger Aggressive Growth                .35% on first $500 million
ING Alger Capital Appreciation             .30% on next $ 500 million
ING Alger Growth                           .25% thereafter*

ING American Century Small Cap Value       .80% on the first $50 million
                                           .75% on assets over $50 million**

ING Baron Small Cap Growth                 .60% on all assets

ING Goldman Sachs(R) Capital Growth        .45% on the first $150 million
                                           .40% on the next $200 million
                                           .35% over $350 million

ING Goldman Sachs(R) Core Equity           .35% on the first $150 million
                                           .30% thereafter

ING JPMorgan Fleming International         .60% on the first $100 million in assets
                                           .40% on the next $200 million in assets
                                           .35% on the next $200 million in assets
                                           .30% on all assets over $500 million

ING JPMorgan Mid Cap Value                 .55% on the first $50 million
                                           .50% on the next $50 million
                                           .45% on assets over $100 million

ING MFS Capital Opportunities              .35% on the first $500 million of aggregate average daily net assets under management
ING MFS Global Growth                      .30% on the next $1 billion
                                           .25% on all assets over $1.5 billion ***

ING OpCap Balanced Value                   .40% on the first $100 million
                                           .30% thereafter

ING PIMCO Total Return                     .25% on all assets

ING Salomon Brothers Aggressive Growth     .35% on the first $500 million in assets
                                           .30% from $500 million to $2 billion in assets
                                           .25% for all assets in excess of $2 billion

ING Salomon Brothers Fundamental Value     .43% on the first $150 million
                                           .40% on the next $350 million
                                           .35% on all assets in excess of $500 million****

ING Salomon Brothers Investors Value       .43% on the first $150 million
                                           .40% on the next $350 million
                                           .35% on all assets in excess of $500 million****

ING T. Rowe Price Growth Equity            .40% on the first $500 million of average daily net assets
                                           .35% on assets over $500 million*****

ING UBS U.S. Allocation                    .50% on the first $50 million
                                           .40% on the next $50 million
                                           .35% on all assets in excess of $100 million******

ING UBS U.S. Large Cap Equity              .30% on the first $100 million
(formerly ING MFS Research Equity)         .27% on the next $100 million
                                           .25% on all assets in excess of $200 million

ING Van Kampen Comstock                    .425% on the first $100 million
                                           .40% on the next $150 million
                                           .375% on the next $250 million
                                           .35% on assets over $500 million

* For purposes of applying the fee schedule, assets of all ING Partners, Inc. portfolios managed by Fred Alger Management, Inc. will be combined.

** Effective May 1, 2004 American Century has agreed to voluntarily waive .10% of its sub-advisory fee for the management services provided in connection with American Century Small Cap Value. The voluntary waiver will be effective through April 30, 2005. Thereafter, American Century will determine annually whether to continue such waiver.

*** For purposes of applying the fee schedule, assets of all ING affiliated portfolios that are sub-advised by Massachusetts Financial Services Company are considered when calculating aggregate average daily net assets under management.

**** Assets of the ING Salomon Brothers Fundamental Value and ING Salomon Brothers Investors Value Portfolios will be aggregated with the assets of the ING Salomon Brothers All Cap and ING Salomon Brothers Investors Portfolio which are also sub-advised by Salomon Brothers Asset Management Inc.

***** Assets of the T. Rowe Price Growth Equity Portfolio will be aggregated with the assets of portfolios of an affiliated investment adviser of ING managed by the same sub-adviser in calculating the sub-advisory fee at the above-stated rate. The sub-adviser has voluntarily agreed to waive a portion of its sub-advisory fees for certain registered investment companies where it serves as sub-adviser. The fee reduction is 5% based on the combined asset level of the Portfolios.

****** Assets of the ING UBS U.S. Allocation Portfolio will be aggregated with the assets of the ING UBS U.S. Balanced Portfolio which is sub-advised by UBS Global AM.

During the past three fiscal years, ILIAC paid the Sub-advisers the following fees on behalf of their respective Portfolios:

--------------------------------------------------------------------------------
        SUB-ADVISER NAME                 2003            2002             2001
--------------------------------------------------------------------------------
Alger                                 $  704,877      $  522,553      $   28,698
--------------------------------------------------------------------------------

American Century                      $   96,785      $   31,700           *
--------------------------------------------------------------------------------
BAMCO                                 $  193,678      $   27,463           *
--------------------------------------------------------------------------------
DSI+                                  $  110,916      $  132,024      $    7,921
--------------------------------------------------------------------------------
Goldman Sachs                         $ 600, 496      $  436,572      $   28,078
--------------------------------------------------------------------------------
JPMIM (formerly Fleming)              $   82,809      $   21,060           *
--------------------------------------------------------------------------------
JP Morgan Fleming                     $1,362,424      $   66,251           *
--------------------------------------------------------------------------------

   Deutche Asset Management                   --      $  786,665
   Investment Services Limited
   (DeAMIS)++
--------------------------------------------------------------------------------
   Deutche Investment Management              --      $  616,377      $1,816,821
   Americas, Inc., (DIMA)+++
--------------------------------------------------------------------------------

MFS                                   $1,387,844      $3,246,123      $5,858,571
--------------------------------------------------------------------------------
OpCap                                 $  455,658      $  494,144      $   31,902
--------------------------------------------------------------------------------
PIMCO                                 $  186,447      $   40,650           *
--------------------------------------------------------------------------------
Salomon Brothers                      $2,280,964      $  480,497      $   24,756
--------------------------------------------------------------------------------
T. Rowe                               $2,109,528      $1,930,736      $2,393,697
--------------------------------------------------------------------------------
UBS Global AM++++                             --              --              --
--------------------------------------------------------------------------------
UBS Global US                         $   86,317      $   80,077      $    4,345
--------------------------------------------------------------------------------
Van Kampen (MSIM Inc.)                $  402,617      $   31,737           *
--------------------------------------------------------------------------------

            * The Portfolios had not commenced investment operations during the above periods.

            + DSI sub-advised the ING DSI Enhanced Index Portfolio through January 23, 2004. DSI was replaced by ING Aeltus.

            ++ DeAMIS sub-advised ING JPMorgan Fleming International Porfolio from May 24, 2002 through December 13, 2002.

            +++ DIMA, formerly known as Scudder, sub-advised the ING JPMorgan Fleming International Portfolio from November 28, 1997 through May 23, 2002.

            ++++ UBS Global AM serves as sub-adviser to the ING UBS U.S. Large Cap Equity Portfolio, formerly known as the ING MFS Research Equity Portfolio, which was managed by MFS until April 30, 2004.

THE ADMINISTRATIVE SERVICES AGREEMENT-- Pursuant to an Administrative Services Agreement between the Fund and ING Fund Services LLC (IFS), effective November 19, 2003, IFS has agreed to provide all administrative services in support of the Portfolios and is responsible for the supervision of the Fund's other service providers. Until November 19, 2003, ING Life Insurance and Annuity Company provided administrative services to the Portfolios. The Administrative Services Agreement will remain in effect from year-to-year if approved annually by a majority of the Directors. It may be terminated by either party on sixty days' written notice. As compensation for its services, IFS receives a monthly fee from each Portfolio at an annual rate based on the average daily net assets of each Portfolio according to the schedule set forth below. For the fiscal year ended December 31, 2003, each Portfolio paid fees to IFS and ILIAC for administrative services in the amount set forth below.

--------------------------------------------------------------------------------------------------------------
                  PORTFOLIO                            FEE            FEE RECEIVED BY      FEE RECEIVED BY IFS
                                                 (AS A PERCENTAGE    ILIAC (IN DOLLARS)        (IN DOLLARS)
                                                  OF AVERAGE NET
                                                      ASSETS)
--------------------------------------------------------------------------------------------------------------
ING Aeltus Enhanced Index (formerly ING DSI            .20%               $ 64,441               $  9,503
Enhanced Index)
--------------------------------------------------------------------------------------------------------------
ING Alger Aggressive Growth                            .20%               $199,572               $ 38,229
--------------------------------------------------------------------------------------------------------------
ING Alger Capital Appreciation                          20%               $ 44,962               $  9,681
--------------------------------------------------------------------------------------------------------------
ING Alger Growth                                       .20%               $ 85,920               $ 13,136
--------------------------------------------------------------------------------------------------------------
ING American Century Small Cap Value*                  .40%               $ 34,938               $  7,333
--------------------------------------------------------------------------------------------------------------
ING Baron Small Cap Growth*                            .40%               $ 92,593               $ 22,543
--------------------------------------------------------------------------------------------------------------
ING Goldman Sachs(R) Capital Growth                    .20%               $152,924               $ 21,687
--------------------------------------------------------------------------------------------------------------
ING Goldman Sachs(R) Core Equity                        20%               $ 97,071               $ 21,569
--------------------------------------------------------------------------------------------------------------
ING JPMorgan Fleming International                     .20%               $506,854               $ 75,671
--------------------------------------------------------------------------------------------------------------
ING JPMorgan Mid Cap Value                             .35%               $ 40,919               $ 11,777
--------------------------------------------------------------------------------------------------------------
ING MFS Capital Opportunities                          .25%               $492,718               $ 69,095
--------------------------------------------------------------------------------------------------------------
ING MFS Global Growth                                  .60%               $ 58,243               $ 10,080
--------------------------------------------------------------------------------------------------------------
ING OpCap Balanced Value                               .20%               $204,868               $ 32,237
--------------------------------------------------------------------------------------------------------------
ING PIMCO Total Return                                 .35%               $220,940               $ 40,085
--------------------------------------------------------------------------------------------------------------
ING Salomon Brothers Aggressive Growth                 .13%               $601,022               $ 90,131
--------------------------------------------------------------------------------------------------------------
ING Salomon Brothers Fundamental Value                 .20%               $ 76,691               $ 13,488
--------------------------------------------------------------------------------------------------------------
ING Salomon Brothers Investors Value                   .20%               $101,987               $ 15,843
--------------------------------------------------------------------------------------------------------------
ING T. Rowe Price Growth Equity                        .15%               $718,941               $120,790
--------------------------------------------------------------------------------------------------------------
ING UBS U.S. Allocation                                .20%               $ 29,968               $  4,559
--------------------------------------------------------------------------------------------------------------
ING UBS U.S. Large Cap Equity (formerly ING            .15%               $330,663               $ 44,861
MFS Research Equity)
--------------------------------------------------------------------------------------------------------------
ING Van Kampen Comstock*                               .35%               $268,278               $ 67,435
--------------------------------------------------------------------------------------------------------------

* Effective May 1, 2004, the Administrator of the Fund, has contractually agreed to waive all or a portion of its administrative services fees and/or reimburse administrative expenses for the American Century Small Cap Value, the Baron Small Cap Growth and the Van Kampen Comstock Portfolios through April 30, 2005 so that the total operating expenses for the Portfolios' Class I, Class S and Class ADV shares shall not exceed 1.30%, 1.55% and 1.80%, respectively for ING American Century Small Cap Value, 1.20%, 1.45% and 1.70%, respectively for ING Baron Small Cap Growth and 0.88%, 1.13% and 1.38%, respectively, for ING Van Kampen Comstock. Without this waiver, the total operating expenses for Class I, Class S and Class ADV would be 1.40%, 1.65% and 1.90%, respectively for ING American Century Small Cap Value, 1.25%, 1.50% and 1.75%, respectively for ING Baron Small Cap Growth and 0.95%, 1.20% and 1.45% for ING Van Kampen Comstock.

CUSTODIAN AND TRANSFER AGENT. Investors Bank & Trust Company ("Investors Bank"), 200 Clarendon Street, Boston, Massachusetts, serves as custodian of the assets of the Fund and transfer agent for the Fund. Investors Bank does not participate in determining the investment policies of a Portfolio or in deciding which securities are purchased or sold by a Portfolio.

INDEPENDENT AUDITORS. KPMG LLP serves as independent auditors to the Fund. KPMG LLP provides audit services and assistance in connection with SEC filings.

                              PRINCIPAL UNDERWRITER

The Fund has entered into an Underwriting Agreement (the "Agreement") pursuant to which ING Financial Advisers, LLC (the "Distributor"), 151 Farmington Avenue, Hartford, Connecticut 06156, a subsidiary of ING, as agent, serves as principal underwriter for the continuous offering of shares of the Portfolios. The Agreement may be continued from year to year if approved annually by the Directors or by a vote of holders of a majority of each Portfolio's shares, and by a vote of a majority of the Directors who are not "interested persons" of the Distributor, or the Fund, appearing in person at a meeting called for the purpose of approving such Agreement. The Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days' written notice by the Directors or the Distributor or by vote of holders of a majority of a Portfolio's shares without the payment of any penalty. The Underwriter has agreed to use its best efforts to solicit orders for the purchase of shares of all the Portfolios, although it is not obligated to sell any particular amount of shares. The Distributor shall be responsible for any costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms and advertisements as it elects to prepare. The Fund shall be responsible for the costs of registering the shares with the SEC and for the costs of preparing prospectuses and SAIs and such other documents as are required to maintain the registration of the shares with the SEC as well as their distribution to existing shareholders. The Distributor does not receive compensation for providing services under the Agreement.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the direction of the Directors, ILIAC and the Sub-advisers have responsibility for making the Portfolios' investment decisions, for effecting the execution of trades for the Portfolios and for negotiating any brokerage commissions thereof. It is the policy of ILIAC and the Sub-advisers to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a brokerage firm's capital position), research and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade. In implementing their trading policy, ILIAC and the Sub-advisers may place a Portfolio's transactions with such brokers or dealers and for execution in such markets as, in the opinion of the Adviser or Sub-advisers, will lead to the best overall quality of execution for the Portfolio.

ILIAC and the Sub-advisers may receive a variety of brokerage and research services from brokerage firms that execute trades on behalf of the Portfolios. These services may benefit the Adviser and/or advisory clients other than the Portfolios. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Portfolio and other investment companies and accounts, services related to the execution of trades in a Portfolio's securities and advice as to the valuation of securities. PIMCO may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for ING PIMCO Total Return. ILIAC and the Sub-advisers may consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Portfolio's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. ILIAC's and the Sub-advisers' policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions that are reasonable in relation to the value of the services provided by the broker, taking into consideration research and other services provided. When either ILIAC or the Sub-advisers believe that more than one broker can provide best execution, preference may be given to brokers who provide additional services to ILIAC or the Sub-advisers.

Consistent with securities laws and regulations, ILIAC and the Sub-advisers may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions; or (2) by means of separate, non-commission payments. ILIAC's and the Sub-advisers' judgment as to whether and how they will obtain the specific brokerage and research services will be based upon their analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect ILIAC's and the Sub-advisers' opinion as to which services and which means of payment are in the long-term best interests of a Portfolio. The Portfolios may effect brokerage transactions in portfolio securities through affiliates of ILIAC and/or the Sub-advisers. When a Portfolio enters into a transaction with any such person, the transaction will comply with Rule 17e-1 under the 1940 Act and the policies and procedures adopted by the Board of Directors pursuant to Rule 17e-1. Certain officers of ILIAC and the Sub-advisers also manage their own securities portfolios and those of their affiliates. Further, ILIAC also acts as an investment adviser to other client accounts, and the Sub-advisers also act as investment adviser to other investment companies registered under the 1940 Act and other client accounts.

PIMCO may purchase new issues of securities for ING PIMCO Total Return in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to ING PIMCO Total Return or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit ING PIMCO Total Return, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

To the extent ILIAC or the Sub-advisers desire to buy or sell the same publicly traded security at or about the same time for more than one client, the purchases or sales will normally be aggregated and allocated in a fair and equitable manner, taking into consideration the respective investment objectives of the clients, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for those transactions. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

The Board of Directors has adopted a policy allowing trades to be made between a Portfolio and a registered investment company or series thereof that is an affiliated person of the Portfolio (and certain noninvestment company affiliated persons) provided the transactions meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, a Portfolio may buy a security from or sell another security to another registered investment company or private advisory account advised by ILIAC or by one of the Sub-advisers.

The Board of Directors also have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of Sub-adviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a Sub-adviser affiliate in connection with such underwritings. In addition, for underwritings where Sub-adviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio(s) could purchase.

The Board of Directors, ILIAC (as Adviser) and the Distributor (as principal underwriter) and each Sub-adviser also have adopted a Code of Ethics (in accordance with Rule 17j-1 under the 1940 Act) governing personal trading by persons who manage, or who have access to trading activity by a Portfolio. The Codes allow trades to be made in securities that may be held by a Portfolio, however, they prohibit a person from taking advantage of Portfolio trades or from acting on inside information. Information about these codes of ethics may be obtained by calling the Commission's Public Reference Room at 1-202-942-8090. Copies of the codes of ethics may also be obtained on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

During the past three fiscal years, the aggregate amount of brokerage commissions paid by the Portfolios was as follows:

---------------------------------------------------------------------------------------------------
                     PORTFOLIO                             2003            2002             2001
---------------------------------------------------------------------------------------------------

ING Aeltus Enhanced Index (formerly ING DSI              $  9,872       $   35,293       $        2
Enhanced Index)
---------------------------------------------------------------------------------------------------
ING Alger Aggressive Growth                              $956,131       $1,017,889       $   87,344
---------------------------------------------------------------------------------------------------
ING Alger Capital Appreciation                           $166,995            *                *
---------------------------------------------------------------------------------------------------
ING Alger Growth                                         $298,882       $  407,357       $    6,441
---------------------------------------------------------------------------------------------------
ING American Century Small Cap Value                     $ 39,447       $   16,430            *
---------------------------------------------------------------------------------------------------
ING Baron Small Cap Growth                               $ 93,428       $   30,296            *
---------------------------------------------------------------------------------------------------
ING Goldman Sachs(R) Capital Growth                      $ 56,855       $   77,633       $    4,488
---------------------------------------------------------------------------------------------------
ING Goldman Sachs(R) Core Equity                         $  2,969            *                *
---------------------------------------------------------------------------------------------------
ING JPMorgan Fleming International                       $168,896       $1,449,023       $1,451,780
---------------------------------------------------------------------------------------------------
ING JPMorgan Mid Cap Value                               $ 24,188       $    7,881            *
---------------------------------------------------------------------------------------------------
ING MFS Capital Opportunities                            $525,737       $1,245,934       $  945,915
---------------------------------------------------------------------------------------------------
ING MFS Global Growth                                    $ 51,284       $   38,542            *
---------------------------------------------------------------------------------------------------
ING OpCap Balanced Value                                 $283,482       $  463,444       $   31,170
---------------------------------------------------------------------------------------------------
ING PIMCO Total Return                                   $  1,323            *                *
---------------------------------------------------------------------------------------------------
ING Salomon Brothers Aggressive Growth                   $ 24,938       $2,262,215       $2,652,484
---------------------------------------------------------------------------------------------------
ING Salomon Brothers Fundamental Value                   $100,418       $  226,943       $    9,709
---------------------------------------------------------------------------------------------------
ING Salomon Brothers Investors Value                     $ 98,742       $  148,004       $    5,358
---------------------------------------------------------------------------------------------------
ING T. Rowe Price Growth Equity                          $646,483       $  671,471       $  817,621
---------------------------------------------------------------------------------------------------
ING UBS U.S. Allocation (formerly ING UBS Tactical       $  4,365       $    4,219       $      522
Asset Allocation)
---------------------------------------------------------------------------------------------------
ING UBS U.S. Large Cap Equity (formerly ING MFS          $990,995       $1,068,518       $  802,587
Research Equity)
---------------------------------------------------------------------------------------------------
ING Van Kampen Comstock                                  $239,023       $   39,203            *
---------------------------------------------------------------------------------------------------


      * The Portfolios had not commenced investment operations during the above periods.

For the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001, the amount of affiliated brokerage commissions paid by the Portfolios was as follows:

----------------------------------------------------------------------------------------------------------------------------------
2003
----------------------------------------------------------------------------------------------------------------------------------
                                           TOTAL AMOUNT      TOTAL AMOUNT OF     % OF TOTAL AMOUNT
                                          OF COMMISSIONS    COMMISSIONS PAID    OF COMMISSIONS PAID
PORTFOLIO                                      PAID           TO AFFILIATES        TO AFFILIATES       AFFILIATED BROKER
----------------------------------------------------------------------------------------------------------------------------------
ING Alger Aggressive Growth                  $956,131           $452,261               47.30%          Fred Alger & Co., Inc.
----------------------------------------------------------------------------------------------------------------------------------
ING Alger Capital Appreciation               $166,995           $ 80,108               47.97%          Fred Alger & Co., Inc.
----------------------------------------------------------------------------------------------------------------------------------
ING Alger Growth                             $298,882           $221,794               74.21%          Fred Alger & Co., Inc.
----------------------------------------------------------------------------------------------------------------------------------
ING American Century Small Cap Value         $ 39,447           $    127                0.32%          J.P. Morgan Chase & Company
----------------------------------------------------------------------------------------------------------------------------------
ING Baron Small Cap Growth                   $ 93,428           $ 57,492               61.54%          Baron Capital, Inc.
----------------------------------------------------------------------------------------------------------------------------------
ING Goldman Sachs Core Equity                $  2,969           $    758               25.53%          Goldman Sachs
----------------------------------------------------------------------------------------------------------------------------------
ING Salomon Brothers Investors Value         $ 98,742           $  9,071                9.19%          Citigroup, Inc.
----------------------------------------------------------------------------------------------------------------------------------
ING Salomon Brothers Fundamental Value       $100,418           $  5,210                5.19%          Citigroup, Inc.
----------------------------------------------------------------------------------------------------------------------------------
ING Van Kampen Comstock                      $239,023           $  4,342                1.82%          Citigroup, Inc.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
2002
----------------------------------------------------------------------------------------------------------------------------------
                                           TOTAL AMOUNT      TOTAL AMOUNT OF     % OF TOTAL AMOUNT
                                          OF COMMISSIONS    COMMISSIONS PAID    OF COMMISSIONS PAID
PORTFOLIO                                      PAID           TO AFFILIATES        TO AFFILIATES       AFFILIATED BROKER
----------------------------------------------------------------------------------------------------------------------------------
ING Alger Aggressive Growth                 $1,017,889          $592,621               58.22%          Fred Alger & Co., Inc.
----------------------------------------------------------------------------------------------------------------------------------
ING Alger Growth                            $  407,357          $294,617               72.32%          Fred Alger & Co., Inc.
----------------------------------------------------------------------------------------------------------------------------------
ING American Century Small Cap Value        $   16,430          $     12                0.07%          JP Morgan Chase
----------------------------------------------------------------------------------------------------------------------------------
ING Baron Small Cap Growth                  $   30,296          $ 19,499               64.36%          Baron Capital, Inc.
----------------------------------------------------------------------------------------------------------------------------------
ING Salomon Brothers Fundamental Value      $  226,943          $  6,694                2.95%          Salomon Smith Barney
----------------------------------------------------------------------------------------------------------------------------------
ING Salomon Brothers Investors Value        $  148,004          $  8,087                5.46%          Salomon Smith Barney
----------------------------------------------------------------------------------------------------------------------------------
ING Van Kampen Comstock                     $   39,203          $    703                1.79%          Morgan Stanley
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
2001
----------------------------------------------------------------------------------------------------------------------------------
                                           TOTAL AMOUNT      TOTAL AMOUNT OF     % OF TOTAL AMOUNT
                                          OF COMMISSIONS    COMMISSIONS PAID    OF COMMISSIONS PAID
PORTFOLIO                                      PAID           TO AFFILIATES        TO AFFILIATES       AFFILIATED BROKER
----------------------------------------------------------------------------------------------------------------------------------
ING Alger Aggressive Growth                  $ 87,344           $ 87,344                 100%          Fred Alger & Co., Inc.
----------------------------------------------------------------------------------------------------------------------------------
ING Alger Growth                             $  6,441           $  6,441                 100%          Fred Alger & Co., Inc.
----------------------------------------------------------------------------------------------------------------------------------

Fred Alger and Co., Inc. is an affiliate of Fred Alger Management, Inc., the sub-adviser to Alger Aggressive Growth, Alger Capital Appreciation and Alger Growth Portfolios. JP Morgan Chase is an affiliate of American Century Investment Management, Inc., the sub-adviser to the American Century Small Cap Value Portfolio. Baron Capital, Inc. is an affiliate of BAMCO, Inc., sub-adviser to the Baron Small Cap Growth Portfolio. Citigroup, Inc. and Salomon Smith Barney are affiliates of Salomon Brothers Asset Management Inc, the sub-adviser to the Salomon Brothers Aggressive Growth, Salomon Brothers Fundamental Value and Salomon Brothers Investors Value Portfolios. Goldman Sachs is an affiliate of Goldman Sachs Asset Management, L.P., the sub-adviser to the Goldman Sachs Capital Growth and Goldman Sachs Core Equity Portfolios. Morgan Stanley is an affiliate of Morgan Stanley Investment Management Inc. d/b/a Van Kampen, the sub-adviser to the Van Kampen Comstock Portfolio.

As of December 31, 2003, the following Portfolios held securities of the Fund's regular brokers or dealers (as defined in the 1940 Act) or their parents as follows:

====================================================================================================================================
PORTFOLIO                                 HOLDING                              VALUE OF    NAME OF REGULAR BROKER-DEALER
                                                                               HOLDING
====================================================================================================================================
ING Aeltus Enhanced Index (formerly       Citigroup, Inc.                     1,053,318    Salomon Smith Barney, Inc.
ING DSI Enhanced Index)
------------------------------------------------------------------------------------------------------------------------------------
                                          Morgan Stanley                        271,989    Morgan Stanley & Co., Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                          Wachovia Corp.                        218,973    Wachovia Securities LLC
------------------------------------------------------------------------------------------------------------------------------------
                                          Goldman Sachs Group, Inc. (The)       197,460    Goldman Sachs & Co.
------------------------------------------------------------------------------------------------------------------------------------
                                          Merrill Lynch & Co.                   181,815    Merrill Lynch Pierce Fenner & Smith & Co.
------------------------------------------------------------------------------------------------------------------------------------
                                          Lehman Brothers Holdings               92,664    Lehman Brothers, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                          State Street Corp.                     67,704    State Street Bank and Trust Co.
------------------------------------------------------------------------------------------------------------------------------------
                                          Bear Stearns Companies, Inc.           23,985    Bear Stearns & Co., Inc.
====================================================================================================================================
ING Alger Aggressive Growth               N/A                                       N/A
====================================================================================================================================
ING Alger Capital Appreciation            Citigroup, Inc.                     1,130,982    Salomon Smith Barney, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                          Morgan Stanley                        538,191    Morgan Stanley & Co., Inc.
====================================================================================================================================
ING Alger Growth                          Citigroup, Inc.                       723,246    Salomon Smith Barney, Inc.
====================================================================================================================================
ING American Century Small Cap Value      N/A                                       N/A
====================================================================================================================================
ING Baron Small Cap Growth                N/A                                       N/A
====================================================================================================================================
ING Goldman Sachs Capital Growth          Citigroup, Inc.                     2,820,174    Salomon Smith Barney, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                          Morgan Stanley                        844,902    Morgan Stanley & Co., Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                          Merrill Lynch & Co.                   785,910    Merrill Lynch Pierce Fenner & Smith & Co.
------------------------------------------------------------------------------------------------------------------------------------
                                          State Street Corp.                    583,296    State Street Bank and Trust Co.
====================================================================================================================================
ING Goldman Sachs Core Equity             Citigroup, Inc.                     1,668,126    Salomon Smith Barney, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                          Wachovia Corp.                      1,500,198    Wachovia Securities LLC
------------------------------------------------------------------------------------------------------------------------------------
                                          Merrill Lynch & Co.                 1,472,115    Merrill Lynch Pierce Fenner & Smith & Co.
====================================================================================================================================
ING JPMorgan Fleming International        Deutsche Bank AG                    5,345,026    Deutsche Bank
====================================================================================================================================
ING JPMorgan Mid Cap Value                N/A                                       N/A
====================================================================================================================================
ING MFS Capital Opportunities             Citigroup, Inc.                     5,354,642    Salomon Smith Barney, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                          Merrill Lynch & Co.                 4,507,839    Merrill Lynch Pierce Fenner & Smith & Co.
------------------------------------------------------------------------------------------------------------------------------------
                                          Goldman Sachs Group, Inc. (The)     1,550,061    Goldman Sachs & Co.
====================================================================================================================================
ING MFS Global Growth                     Citigroup, Inc.                       237,846    Salomon Smith Barney, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                          Credit Suisse Group                   169,256    Credit Suisse First Boston LLC
------------------------------------------------------------------------------------------------------------------------------------
                                          Goldman Sachs Group, Inc. (The)       112,552    Goldman Sachs & Co.
====================================================================================================================================
ING OpCap Balanced Value                  Citigroup, Inc.                       873,398    Salomon Smith Barney, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                          Goldman Sachs Group, Inc. (The)       631,649    Goldman Sachs & Co.
------------------------------------------------------------------------------------------------------------------------------------
                                          Bear Stearns Companies, Inc.          618,707    Bear Stearns & Co., Inc.
====================================================================================================================================
ING PIMCO Total Return                    Citigroup, Inc.                       105,745    Salomon Smith Barney, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                          Morgan Stanley                        102,335    Morgan Stanley & Co., Inc.
====================================================================================================================================
ING Salomon Brothers Aggressive Growth    Lehman Brothers Holdings           43,560,111    Lehman Brothers, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                          Merrill Lynch & Co.                24,654,114    Merrill Lynch Pierce Fenner & Smith & Co.
------------------------------------------------------------------------------------------------------------------------------------
                                          Goldman Sachs Group, Inc. (The)       266,176    Goldman Sachs & Co.
====================================================================================================================================
ING Salomon Brothers Fundamental Value    State Street Corp.                    494,760    State Street Bank and Trust Co.
------------------------------------------------------------------------------------------------------------------------------------
                                          Morgan Stanley                         57,870    Morgan Stanley & Co., Inc.
====================================================================================================================================
ING Salomon Brothers Investors Value      Merrill Lynch & Co.                 1,149,540    Merrill Lynch Pierce Fenner & Smith & Co.
------------------------------------------------------------------------------------------------------------------------------------
                                          Wachovia Corp.                        852,597    Wachovia Securities LLC
------------------------------------------------------------------------------------------------------------------------------------
                                          Goldman Sachs Group, Inc. (The)       839,205    Goldman Sachs & Co.
------------------------------------------------------------------------------------------------------------------------------------
                                          Morgan Stanley                        839,115    Morgan Stanley & Co., Inc.
====================================================================================================================================
ING T.Rowe Price Growth Equity            Citigroup, Inc.                    27,110,075    Salomon Smith Barney, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                          State Street Corp.                  9,478,560    State Street Bank and Trust Co.
------------------------------------------------------------------------------------------------------------------------------------
                                          Merrill Lynch & Co.                 9,296,025    Merrill Lynch Pierce Fenner & Smith & Co.
------------------------------------------------------------------------------------------------------------------------------------
                                          Credit Suisse Group                 5,686,863    Credit Suisse First Boston LLC
------------------------------------------------------------------------------------------------------------------------------------
                                          Morgan Stanley                      5,075,199    Morgan Stanley & Co., Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                          Goldman Sachs Group, Inc. (The)     2,942,154    Goldman Sachs & Co.
====================================================================================================================================
ING UBS U.S. Allocation (formerly ING     Citigroup, Inc.                       499,962    Salomon Smith Barney, Inc.
UBS Tactical Asset Allocation)
------------------------------------------------------------------------------------------------------------------------------------
                                          Morgan Stanley                        127,314    Morgan Stanley & Co., Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                          Wachovia Corp.                        121,134    Wachovia Securities LLC
------------------------------------------------------------------------------------------------------------------------------------
                                          Merrill Lynch & Co.                   111,435    Merrill Lynch Pierce Fenner & Smith & Co.
------------------------------------------------------------------------------------------------------------------------------------
                                          Goldman Sachs Group, Inc. (The)        88,857    Goldman Sachs & Co.
------------------------------------------------------------------------------------------------------------------------------------
                                          Lehman Brothers Holdings               38,610    Lehman Brothers, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                          State Street Corp.                     36,456    State Street Bank and Trust Co.
------------------------------------------------------------------------------------------------------------------------------------
                                          Bear Stearns Companies, Inc.           15,990    Bear Stearns & Co., Inc.
====================================================================================================================================
ING UBS U.S. Large Cap Equity             Citigroup, Inc.                     7,922,893    Salomon Smith Barney, Inc.
(formerly ING MFS Research Equity)
------------------------------------------------------------------------------------------------------------------------------------
                                          Merrill Lynch & Co.                 5,150,643    Merrill Lynch Pierce Fenner & Smith & Co.
------------------------------------------------------------------------------------------------------------------------------------
                                          Lehman Brothers Holdings            2,719,688    Lehman Brothers, Inc.
====================================================================================================================================
ING Van Kampen Comstock                   Citigroup, Inc.                     2,764,838    Salomon Smith Barney, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                          Merrill Lynch & Co.                   549,550    Merrill Lynch Pierce Fenner & Smith & Co.
------------------------------------------------------------------------------------------------------------------------------------
                                          Goldman Sachs Group, Inc. (The)       325,809    Goldman Sachs & Co.
====================================================================================================================================

The Fund may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Fund under which the broker-dealer allocates a portion of the commissions paid by a Portfolio toward the reduction of the Portfolio's expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

                              DESCRIPTION OF SHARES

The Articles of Incorporation authorize the Fund to issue eight (8) billion shares of common stock with a par value of $.001 per share. The shares are non-assessable, transferable, redeemable and do not have pre-emptive rights or cumulative voting rights. The shares may be issued as whole or fractional shares and are uncertificated. The Articles of Incorporation authorize the Directors to create and classify shares of Capital Stock into one or more classes of shares. The Directors have classified shares of each of the Portfolios into three classes: Initial Shares, Service Shares and Adviser Shares.

Each Initial Share, Service Share and Adviser Share represents interests in the same portfolio of investments of the particular Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, the designation of each class of shares of a Portfolio, and any different shareholder services relating to a class of shares. Expenses assessed to the Adviser Class are borne exclusively by the Adviser Class pursuant to a 12b-1 Plan adopted for that class, and expenses assessed pursuant to Shareholder Servicing Plans are borne both by the Service and Adviser Classes, respectively. Any other incremental expenses identified from time to time will be properly allocated to one class as long as any changes in expense allocations are reviewed and approved by a vote of the Board of Directors, including a majority of the non-interested directors. The Adviser Class shall vote separately on any matter submitted to shareholders that pertains to the Rule 12b-1 Plan adopted for that class, or any class expense borne by that class where required by the 1940 Act or other applicable law.

Initial Class shares of a Portfolio are intended for distribution networks including non-qualified annuity and life insurance contracts and qualified retirement plans offered through an annuity contract, as well as qualified retirement plans offered through a custodial account where the sale is made on a direct basis without the involvement of a financial intermediary, or where the qualified retirement plan has assets of $50 million or more. Initial Class shares of a Fund are offered without a sales charge, a shareholder servicing fee or a distribution fee.

Service Class shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Service Class shares of a Portfolio are offered without a sales charge but are subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for the Service Class which shall not initially exceed .25% (on an annual basis) of the average daily net asset value of the respective Portfolio's Service Class held by customers of such Service Organizations.

Adviser Class shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Adviser Class shares of a Portfolio are offered without a sales charge but are subject to a distribution fee payable pursuant to a 12b-1 Plan adopted for the Adviser Class in the amount of .25% (on an annualized basis) of the respective Portfolio's Adviser Class. The 12b-1 Plan is a compensation plan that provides for the payment of a specified fee without regard to the expenses actually incurred. The Fund also may pay securities dealers, brokers, financial institutions or other industry professionals (individually a "Service Organization" and collectively "Service Organizations") for providing distribution assistance pursuant to a Distribution Services Agreement under the 12b-1 Plan. Such amount may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Adviser Class Shares, including, but not limited to: compensation to and expenses of employees of the Distributor who engage in or support distribution of the Adviser Class Shares, including overhead and telephone expenses; printing of prospectuses and reports for other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; and compensation to Service Organizations who sell Adviser Class Shares. The Distributor may negotiate with any such Service Organizations the services to be provided by the Service Organization to shareholders in connection with the sale of Adviser Class Shares ("Distribution Services"), and all or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to Service Organizations who sell Adviser Class Shares.

Ms. Tillinghast, Vice President of the Fund, may be considered to have an indirect interest in the operation of the 12b-1 Plan by virtue of her position as an officer of ILIAC, the parent company of the Distributor.

Adviser Class shares of a Portfolio are further subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for Adviser Class which shall not initially exceed .25% (on an annual basis) of the average daily net asset value of the respective Portfolio's Adviser Class held by customers of such Service Organizations.

The tables below disclose the shareholder servicing and 12b-1 fees paid by each of the Portfolios for the year ended December 31, 2003:

--------------------------------------------------------------------------------
PORTFOLIO                                           FEE PAID OUT (IN DOLLARS)
--------------------------------------------------------------------------------
                                                 Shareholder Servicing    12b-1
--------------------------------------------------------------------------------

ING Aeltus (formerly ING DSI Enhanced Index)
     Initial                                                *                *
     Service Class                                     $ 85,505              *
     Adviser Class                                     $  6,313          $ 6,313
--------------------------------------------------------------------------------
ING Alger Aggressive Growth
     Initial                                                *                *
     Service Class                                       38,500              *
     Adviser Class                                      220,854          220,854
--------------------------------------------------------------------------------
ING Alger Capital Appreciation
     Initial                                                *                *
     Service Class                                            2              *
     Adviser Class                                       68,299           68,299
--------------------------------------------------------------------------------
ING Alger Growth
     Initial                                                *                *
     Service Class                                        3,359              *
     Adviser Class                                      119,686          119,686
--------------------------------------------------------------------------------
ING American Century Small Cap Value
     Initial                                                *                *
     Service Class                                       21,294              *
     Adviser Class                                        3,772            3,772
--------------------------------------------------------------------------------
ING Baron Small Cap Growth
     Initial                                                *                *
     Service Class                                       60,446              *
     Adviser Class                                        7,067            7,067
--------------------------------------------------------------------------------

ING Goldman Sachs(R) Capital Growth
     Initial                                                *                *
     Service Class                                      203,726              *
     Adviser Class                                       11,527           11,527
--------------------------------------------------------------------------------
ING Goldman Sachs(R) Core Equity
     Initial                                                *                *
     Service Class                                      148,296              *
     Adviser Class                                            2                2

--------------------------------------------------------------------------------
ING JPMorgan Fleming International
     Initial                                                *                *
     Service Class                                        3,100              *
     Adviser Class                                        1,492            1,492
--------------------------------------------------------------------------------
ING JPMorgan Mid Cap Value
     Initial                                                *                *
     Service Class                                       22,520              *
     Adviser Class                                        1,916            1,916
--------------------------------------------------------------------------------
ING MFS Capital Opportunities
     Initial                                                *                *
     Service Class                                          517              *
     Adviser Class                                          242              242
--------------------------------------------------------------------------------
ING MFS Global Growth
     Initial                                                *                *
     Service Class                                       26,106              *
     Adviser Class                                        1,756            1,756
--------------------------------------------------------------------------------
ING OpCap Balanced Value
     Initial                                                *                *
     Service Class                                      287,690              *
     Adviser Class                                        5,315            5,315
--------------------------------------------------------------------------------
ING PIMCO Total Return
     Initial                                                *                *
     Service Class                                      101,283              *
     Adviser Class                                       21,097           21,097
--------------------------------------------------------------------------------
ING Salomon Brothers Aggressive Growth
     Initial                                                *                *
     Service Class                                        4,856              *
     Adviser Class                                        1,835            1,835
--------------------------------------------------------------------------------
ING Salomon Brothers Fundamental Value
     Initial                                                *                *
     Service Class                                      103,950              *
     Adviser Class                                        5,925            5,925
--------------------------------------------------------------------------------

ING Salomon Brothers Investors Value
     Initial                                                *                *
     Service Class                                      131,096              *
     Adviser Class                                       14,612           14,612

--------------------------------------------------------------------------------
ING T. Rowe Price Growth Equity
     Initial                                                *                *
     Service Class                                       11,465              *
     Adviser Class                                       87,634           87,634
--------------------------------------------------------------------------------
ING UBS U.S.  Allocation
(formerly ING UBS Tactical Asset Allocation)
     Initial                                                *                *
     Service Class                                       38,107              *
     Adviser Class                                          205              205
--------------------------------------------------------------------------------
ING UBS U.S. Large Cap Equity
(formerly ING MFS Research Equity)
     Initial                                                *                *
     Service Class                                        1,814              *
     Adviser Class                                           97               97
--------------------------------------------------------------------------------
ING Van Kampen Comstock
     Initial                                                *                *
     Service Class                                      182,390              *
     Adviser Class                                       15,036           15,036
--------------------------------------------------------------------------------

Shareholders of the Adviser Class shares of each Portfolio are generally entitled to exchange those shares at net asset value for Adviser Class shares of other Portfolios that offer Adviser Class shares. Shareholders of the Adviser Class shares continue to be subject to the Rule 12b-1 Plan fee applicable to Adviser class shares after the exchange. Shareholders of Service Class shares of each Portfolio are generally entitled to exchange those shares at net asset value for Service Class shares of other Portfolios that offer Service Class shares. Shareholders of Initial Class shares of each Portfolio are generally entitled to exchange those shares at net asset value for Initial Class shares of other Portfolios that offer Initial Class shares.

The shares may be issued in series or portfolios having separate assets and separate investment objectives and policies. Upon liquidation of a Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders.

                                  VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholders. Certain shareholders of the Portfolios are the insurance companies for their separate accounts using the Portfolios to fund VA Contracts and VLI Contracts. The insurance company depositors of the separate accounts pass voting rights attributable to shares held for VA Contracts and VLI Contracts through to Contract owners as described in the prospectus for the applicable VA or VLI Contract.

The Directors of the Fund shall continue to hold office until the Annual Meeting of Shareholders next held after his/her election, or until his/her successor is duly elected and qualified. No annual meeting of the shareholders for the purpose of electing Directors will be held. However, Shareholders holding a majority of outstanding shares may request a special meeting for the purpose of removing and replacing a Director. Vacancies on the Board occurring between any such meetings shall be filled by the remaining Directors. Any Director may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a Director.

Special shareholder meetings may be called when requested in writing by the holders of not less than 50% of the outstanding voting shares of a Portfolio. Any request must state the purposes of the proposed meeting.

The Articles may be amended if duly advised by a majority of the Directors and approved by the affirmative vote of a majority of votes entitled to be cast.

                                 NET ASSET VALUE

As noted in the Prospectuses, the NAV and offering price of each class of each Portfolio's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) during each day on which the NYSE is open for trading. As of the date of this Statement of Additional Information, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the official closing price utilized by the NASDAQ on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument. See "Net Asset Value" in the Shareholder Information section of the Prospectus. The long-term debt obligations held in a Portfolio's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Board of Directors, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value, may also be valued at their fair values as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The prices of foreign securities are determined using information derived from pricing services and other sources. The value of the foreign securities traded on exchanges outside the United States is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of a Portfolio's valuation). Foreign securities markets may close before a Portfolio determines its NAV. European, Asian, Latin American, or other international securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio's net asset value may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating a Portfolio's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio calculates its net asset value. The Board has adopted procedures under which the fair value of foreign securities may, upon the occurrence of a significant event or if the closing value is deemed unreliable, be determined as of the time a Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. A research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value, and there can be no assurance that markets will continue to behave in a fashion reflected in the models used by a service. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolios are not obligated to use the fair valuations suggested by any research service, and valuations provided by such research services may be overridden if other events have occurred, or if other fair valuations or the closing values are determined in good faith to be more accurate. Unless a market movement or other event has occurred which constitutes a significant event under procedures adopted by the Board or unless closing prices are otherwise deemed unreliable, events affecting the values of portfolio securities that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio's net asset value per share.

Options on currencies purchased by the Portfolios are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by Precious Metals Fund's custodian bank or other broker-dealers or banks approved by Precious Metals Fund, on each date that the NYSE is open for business.

The fair value of other assets is added to the value of all securities positions to arrive at the value of a Portfolio's total assets. The Portfolio's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

In computing the net asset value for a class of shares of a Portfolio, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

The per share net asset value of Class I shares generally will be higher than the per share NAV of shares of the other classes, reflecting daily expense accruals of the 12b-1 and/or service fees applicable to Class S and Class ADV shares. It is expected, however, that the per share NAV of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

                                   TAX STATUS

The following is only a summary of certain additional tax considerations generally affecting each Portfolio that are not described in the Prospectus. The discussions below and in the Prospectus are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY-- Each Portfolio has elected to be taxed and intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described in this section. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument.

If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

QUALIFICATION OF SEGREGATED ASSET ACCOUNTS-- Under Code Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide that, except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided that the shares of such regulated investment company are held only by insurance companies and certain fund managers (a "Closed Fund").

If the segregated asset account upon which a variable contract is based is not "adequately diversified" under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not "adequately diversified" and (b) the holders of such contract must include as ordinary income the "income on the contract" for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a "life insurance contract" under the Code. The "income on the contract" is, generally, the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if a Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES-- A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, and (2) exclude foreign currency gains and losses from Section 998 transactions incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS-- The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules affecting investment in a Portfolio.

                              FINANCIAL STATEMENTS

The financial statements and independent auditors' report thereon for ING Aeltus Enhanced Index (formerly DSI Enhanced Index), ING Alger Growth, ING Alger Aggressive Growth, ING American Century Small Cap Value, ING Baron Small Cap Growth, ING Goldman Sachs(R) Capital Growth, ING JPMorgan Fleming International, ING JPMorgan Mid Cap Value, ING MFS Capital Opportunities, ING MFS Global Growth, ING OpCap Balanced Value, ING PIMCO Total Return, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value, ING Salomon Brothers Aggressive Growth, ING T. Rowe Price Growth Equity, ING UBS U.S. Allocation (formerly ING UBS Tactical Asset Allocation), ING UBS U.S. Large Cap Equity (formerly ING MFS Research Equity) and ING Van Kampen Comstock are included in the Fund's Annual Report as of and for the period ended December 31, 2003, and have been incorporated into this SAI.

                                   APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates the issuer ranks in the lower end of its rating category.

STANDARD & POOR'S RATING GROUP

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH RATING SERVICE

AAA: Bonds considered to be investment grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised or lowered. RatingWatch is relatively short-term, and should be resolved within 12 months.

                                   APPENDIX B
                                    ING FUNDS

                       ----------------------------------

                     PROXY VOTING PROCEDURES AND GUIDELINES
                          Effective as of July 10, 2003
               As amended September 4, 2003 and November 19, 2003

                       ----------------------------------

I.    INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by each of the Funds' Board of Trustees/Directors(2) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(3) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.   VALUATION AND PROXY VOTING COMMITTEE

The Boards hereby delegate to the Valuation and Proxy Voting Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined below and in the Adviser's proxy voting procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.  DELEGATION OF VOTING RESPONSIBILITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of each Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation and Proxy Voting Committee.

WHEN A FUND PARTICIPATES IN THE LENDING OF ITS SECURITIES AND THE SECURITIES ARE ON LOAN AT RECORD DATE, PROXIES RELATED TO SUCH SECURITIES WILL NOT BE FORWARDED TO THE ADVISER BY THE FUND'S CUSTODIAN AND THEREFORE WILL NOT BE VOTED.

When a Fund is a feeder in a master/feeder structure, proxies for the portfolio securities of the master fund will be voted pursuant to the master fund's proxy voting policies and procedures.

IV.   APPROVAL AND REVIEW OF PROCEDURES

EACH FUND'S ADVISER HAS ADOPTED PROXY VOTING PROCEDURES IN CONNECTION WITH THE VOTING OF PORTFOLIO SECURITIES FOR THE FUNDS AS ATTACHED HERETO IN EXHIBIT 2. THE BOARD HEREBY APPROVES SUCH PROCEDURES. ALL MATERIAL CHANGES TO SUCH PROCEDURES MUST BE APPROVED BY THE BOARD OR THE VALUATION AND PROXY VOTING COMMITTEE PRIOR TO IMPLEMENTATION; HOWEVER, THE PRESIDENT OR CHIEF FINANCIAL OFFICER OF A FUND MAY MAKE SUCH NON-MATERIAL CHANGES AS THEY DEEM APPROPRIATE, SUBJECT TO RATIFICATION BY THE BOARD OR THE VALUATION AND PROXY VOTING COMMITTEE AT ITS NEXT REGULARLY SCHEDULED MEETING.

V.    VOTING PROCEDURES AND GUIDELINES

The Guidelines which are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

                                 ROUTINE MATTERS

      The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, they appear to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

      B.    Matters Requiring Case-by-Case Consideration

      The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

      Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

      The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

            1.    Votes in Accordance with Agent Recommendation

            In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

            2.    Non-Votes

            The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

            3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

            If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then request that each member of the Proxy Group and each Investment Professional participating in the voting process provide a Conflicts Report (as such term is defined for purposes of the Adviser's proxy voting procedures).

            If Counsel determines that a conflict of interest appears to exist with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will then call a meeting of the Valuation and Proxy Voting Committee and forward to such committee all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser's proxy voting procedures).

            If Counsel determines that there does not appear to be a conflict of interest with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

            4.    Referrals to a Fund's Valuation and Proxy Voting Committee

            A Fund's Valuation and Proxy Voting Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

            The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.   CONFLICTS OF INTEREST

IN ALL CASES IN WHICH A VOTE HAS NOT BEEN CLEARLY DETERMINED IN ADVANCE BY THE PROCEDURES AND GUIDELINES OR FOR WHICH THE PROXY GROUP RECOMMENDS A VOTE CONTRARY TO THE PROCEDURES AND GUIDELINES, OR CONTRARY TO THE RECOMMENDATION OF THE AGENT, OR WHERE THE PROCEDURES AND GUIDELINES ARE SILENT AND THE AGENT HAS MADE NO RECOMMENDATION, AND COUNSEL HAS DETERMINED THAT A CONFLICT OF INTEREST APPEARS TO EXIST WITH RESPECT TO ANY MEMBER OF THE PROXY GROUP OR ANY INVESTMENT PROFESSIONAL PARTICIPATING IN THE VOTING PROCESS, THE PROPOSAL SHALL BE REFERRED TO THE FUND'S VALUATION AND PROXY VOTING COMMITTEE FOR DETERMINATION SO THAT THE ADVISER SHALL HAVE NO OPPORTUNITY TO VOTE A FUND'S PROXY IN A SITUATION IN WHICH IT MAY BE DEEMED TO HAVE A CONFLICT OF INTEREST.

VII.  REPORTING AND RECORD RETENTION

Beginning in August 2004, on an annual basis, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record posted for any Fund that is a feeder in a master/feeder structure will be that of the master fund. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

----------
(2) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation and Proxy Voting Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation and Proxy Voting Committee with respect to any other Fund.
(3) The independent Trustees/Directors are those Board members who are not "interested persons" within the meaning of Section 2(a)(19) the Investment Company Act of 1940.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                               ING PARTNERS, INC.

Effective as of July 10, 2003

                                    EXHIBIT 2
                                     TO THE
                        ING FUNDS PROXY VOTING PROCEDURES

                              ING Investments, LLC,
                             Directed Services, Inc.
                                       and
                     ING Life Insurance and Annuity Company

                             -----------------------

                             PROXY VOTING PROCEDURES
                          Effective as of July 10, 2003
                As amended August 21, 2003 and November 17, 2003

                             -----------------------

I.    INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

THE FOLLOWING ARE THE PROXY VOTING PROCEDURES OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY WITH RESPECT TO THE VOTING OF PROXIES ON BEHALF OF THEIR CLIENT FUNDS AS APPROVED BY THE RESPECTIVE BOARD OF EACH FUND.

UNLESS OTHERWISE NOTED, PROXIES WILL BE VOTED IN ALL INSTANCES.

II.   ROLES AND RESPONSIBILITIES

      A.    Proxy Coordinator

      The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines ("Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, the Proxy Coordinator will call a meeting of the Proxy Group.

      B.    Agent

      AN INDEPENDENT PROXY VOTING SERVICE (THE "AGENT"), AS APPROVED BY THE BOARD OF EACH FUND, SHALL BE ENGAGED TO ASSIST IN THE VOTING OF FUND PROXIES THROUGH THE PROVISION OF VOTE ANALYSIS, IMPLEMENTATION, RECORDKEEPING AND DISCLOSURE SERVICES. THE AGENT IS RESPONSIBLE FOR COORDINATING WITH THE FUNDS' CUSTODIANS TO ENSURE THAT ALL PROXY MATERIALS RECEIVED BY THE CUSTODIANS RELATING TO THE PORTFOLIO SECURITIES ARE PROCESSED IN A TIMELY FASHION. TO THE EXTENT APPLICABLE, THE AGENT IS REQUIRED TO VOTE AND/OR REFER ALL PROXIES IN ACCORDANCE WITH THESE PROCEDURES. THE AGENT WILL RETAIN A RECORD OF ALL PROXY VOTES HANDLED BY THE AGENT. SUCH RECORD MUST REFLECT ALL THE INFORMATION REQUIRED TO BE DISCLOSED IN A FUND'S FORM N-PX PURSUANT TO RULE 30B1-4 UNDER THE INVESTMENT COMPANY ACT. IN ADDITION, THE AGENT IS RESPONSIBLE FOR MAINTAINING COPIES OF ALL PROXY STATEMENTS RECEIVED BY ISSUERS AND TO PROMPTLY PROVIDE SUCH MATERIALS TO THE ADVISER UPON REQUEST.

      THE AGENT SHALL BE INSTRUCTED TO VOTE ALL PROXIES IN ACCORDANCE WITH THE ING FUNDS' GUIDELINES, EXCEPT AS OTHERWISE INSTRUCTED THROUGH THE PROXY COORDINATOR BY THE ADVISER'S PROXY GROUP, OR A FUND'S VALUATION AND PROXY VOTING COMMITTEE.

      The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

      C.    Proxy Group

      The Adviser shall establish a Proxy Group (the "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

      A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group.

      A meeting of the Proxy Group will be held whenever the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation with respect to a vote on a proposal.

      For each proposal referred to the Proxy Group, it will review (1) the Procedures and Guidelines, (2) the recommendation of the Agent, if any,
      (3) the recommendation of the Investment Professional(s) and (4) any other resources that the Proxy Group deems appropriate to aid in a determination of a recommendation.

      If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

      If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall follow the procedures for such voting as established by a Fund's Board.

      D.    Investment Professionals

      The Funds' Advisers, sub-advisers and/or portfolio managers (referred to herein as "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.  VOTING PROCEDURES

      A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

      ROUTINE MATTERS

      The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

      C.    Matters Requiring Case-by-Case Consideration

      The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

      Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

      The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

            1.    Votes in Accordance with Agent Recommendation

            In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

            2.    Non-Votes

            The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

            3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

            If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

            4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.   CONFLICTS OF INTEREST

IN CONNECTION WITH THEIR PARTICIPATION IN THE VOTING PROCESS FOR PORTFOLIO SECURITIES, EACH MEMBER OF THE PROXY GROUP AND EACH INVESTMENT PROFESSIONAL PARTICIPATING IN THE VOTING PROCESS MUST ACT SOLELY IN THE BEST INTERESTS OF THE BENEFICIAL OWNERS OF THE APPLICABLE FUND. THE MEMBERS OF THE PROXY GROUP MAY NOT SUBORDINATE THE INTERESTS OF THE FUND'S BENEFICIAL OWNERS TO UNRELATED OBJECTIVES.

For all matters for which the Proxy Group recommends a vote contrary to Procedures and Guidelines, or the recommendation of the Agent, where applicable, or where the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.    REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     to the
                        Advisers' Proxy Voting Procedures

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

         NAME                                TITLE OR AFFILIATION

Stanley D. Vyner              Chief Investment Risk Officer and Executive Vice
                              President of ING Investments, LLC

Karla J. Bos                  Acting Proxy Coordinator

Kimberly A. Anderson          Senior Vice President and Assistant Secretary, ING
                              Investments, LLC

Maria Anderson                Assistant Vice President - Manager Fund Compliance
                              of ING Funds Services, LLC

Michael J. Roland             Executive Vice President and Chief Financial
                              Officer of ING Investments, LLC

Todd Modic                    Vice President of Financial Reporting - Fund
                              Accounting of ING Funds Services, LLC

Megan L. Dunphy, Esq.         Counsel, ING Americas US Legal Services

Theresa K. Kelety, Esq.       Counsel, ING Americas US Legal Services

Effective as of November 17, 2003

                                    EXHIBIT 3
                                     TO THE
                        ING FUNDS PROXY VOTING PROCEDURES

                        ---------------------------------

                    PROXY VOTING GUIDELINES OF THE ING FUNDS
                          Effective as of July 10, 2003
                As amended October 22, 2003 and November 19, 2003

                        ---------------------------------

I.    INTRODUCTION

THE FOLLOWING IS A STATEMENT OF THE PROXY VOTING GUIDELINES THAT HAVE BEEN ADOPTED BY THE RESPECTIVE BOARDS OF DIRECTORS OR TRUSTEES OF EACH FUND.

PROXIES MUST BE VOTED IN THE BEST INTEREST OF THE FUND. THE GUIDELINES SUMMARIZE THE FUNDS' POSITIONS ON VARIOUS ISSUES OF CONCERN TO INVESTORS, AND GIVE A GENERAL INDICATION OF HOW FUND PORTFOLIO SECURITIES WILL BE VOTED ON PROPOSALS DEALING WITH PARTICULAR ISSUES. THE GUIDELINES ARE NOT EXHAUSTIVE AND DO NOT INCLUDE ALL POTENTIAL VOTING ISSUES.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous Governance Provisions, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in Global Proxies.

In all cases where "case-by-case" consideration is noted, it shall be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc. Such policy may be overridden in any case pursuant to the procedures outlined herein.

1.    The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis.

SEPARATING CHAIRMAN AND CEO

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Evaluate on a CASE-BY-CASE basis shareholder proposals asking that a majority of directors be independent. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

Age Limits

Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote against proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:

      (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
      (2)   Only if the director's legal expenses would be covered.

2.    Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.    Auditors

RATIFYING AUDITORS

Generally, vote FOR proposals to ratify auditors.

Non-Audit Services

Consider on a CASE-BY-CASE basis proposals to approve auditors when total non-audit fees exceed the total of audit fees, audit-related fees and permissible tax fees.

AUDITOR INDEPENDENCE

GENERALLY, VOTE AGAINST SHAREHOLDER PROPOSALS ASKING COMPANIES TO PROHIBIT THEIR AUDITORS FROM ENGAGING IN NON-AUDIT SERVICES (OR CAPPING THE LEVEL OF NON-AUDIT SERVICES).

AUDIT FIRM ROTATION (SHAREHOLDER PROPOSALS):

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.    Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board.
Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.
Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Generally, vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Shareholder Ability to Call Special Meetings

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board. Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.    Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers.
Generally, vote AGAINST dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.    Miscellaneous Governance Provisions

CONFIDENTIAL VOTING

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

      o In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
      o     If the dissidents agree, the policy remains in place.
      o If the dissidents do not agree, the confidential voting policy is waived.

GENERALLY, VOTE FOR MANAGEMENT PROPOSALS TO ADOPT CONFIDENTIAL VOTING.

Equal Access

Generally, vote FOR shareholder proposals that would allow significant company shareholders (defined as those holding more than $5 million in securities of the company in question) equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

7.    Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.
Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

PREFERRED STOCK

Generally, vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Generally, vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.
Generally, vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

SHARE REPURCHASE PROGRAMS

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.    Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis.

Management Proposals Seeking Approval to Reprice Options

Generally, vote AGAINST management proposals seeking approval to reprice options.

DIRECTOR COMPENSATION

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-Related Compensation Proposals:

      AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES

      Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

      AMENDMENTS TO ADD PERFORMANCE-BASED GOALS

      Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

      AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

      Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
      Section 162(m) should be evaluated on a CASE-BY-CASE basis.

      APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

      Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.
Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

GOLDEN AND TIN PARACHUTES

Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.
Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(K) EMPLOYEE BENEFIT PLANS

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

EXPENSING OF STOCK OPTIONS

Consider shareholder proposals to expense stock options on a CASE-BY-CASE basis.

9.    State of Incorporation

VOTING ON STATE TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis.

10.   Mergers and Corporate Restructurings

MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis.

ASSET SALES

Votes on asset sales should be made on a CASE-BY-CASE basis.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis.

ADJOURNMENT

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

APPRAISAL RIGHTS

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME

Generally, vote FOR changing the corporate name.

11.   Mutual Fund Proxies

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis.

PROXY CONTESTS

Vote proxy contests on a CASE-BY-CASE basis.

INVESTMENT ADVISORY AGREEMENTS

Vote the investment advisory agreements on a CASE-BY-CASE basis.

APPROVING NEW CLASSES OR SERIES OF SHARES

Generally, vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 ACT POLICIES

Vote these proposals on a CASE-BY-CASE basis.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote these proposals on a CASE-BY-CASE basis.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS

Vote these proposals on a CASE-BY-CASE basis.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a CASE-BY-CASE basis.

CHANGING THE DOMICILE OF A FUND

Vote reincorporations on a CASE-BY-CASE basis.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote these proposals on a CASE-BY-CASE basis.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Generally, vote FOR these proposals.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis.

MASTER-FEEDER STRUCTURE

Generally, vote FOR the establishment of a master-feeder structure.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a CASE-BY-CASE basis.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.   Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

13.   Global Proxies

While a number of the foregoing Guidelines may be applied to both U.S. and global proxies, the following provide for the differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

      o     the opening of the shareholder meeting
      o that the meeting has been convened under local regulatory requirements
      o     the presence of quorum
      o     the agenda for the shareholder meeting
      o     the election of the chair of the meeting
      o the appointment of shareholders to co-sign the minutes of the meeting
      o     regulatory filings (e.g., to effect approved share issuances)
      o the designation of inspector or shareholder representative(s) of minutes of meeting
      o the designation of two shareholders to approve and sign minutes of meeting
      o     the allowance of questions
      o     the publication of minutes
      o     the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders.

Director Remuneration

CONSIDER DIRECTOR COMPENSATION PLANS ON A CASE-BY-CASE BASIS. GENERALLY, VOTE FOR PROPOSALS TO APPROVE THE REMUNERATION OF DIRECTORS AS LONG AS THE AMOUNT IS NOT EXCESSIVE AND THERE IS NO EVIDENCE OF ABUSE.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company's financial accounts and reporting.

Remuneration of Auditors

GENERALLY, VOTE FOR PROPOSALS TO AUTHORIZE THE BOARD TO DETERMINE THE REMUNERATION OF AUDITORS, UNLESS THERE IS EVIDENCE OF EXCESSIVE COMPENSATION RELATIVE TO THE SIZE AND NATURE OF THE COMPANY.

Indemnification of Auditors

GENERALLY, VOTE AGAINST PROPOSALS TO INDEMNIFY AUDITORS.

Allocation of Income and Dividends

Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

      o     it is editorial in nature;
      o     shareholder rights are protected;
      o     there is negligible or positive impact on shareholder value;
      o     management provides adequate reasons for the amendments; and
      o     the company is required to do so by law (if applicable).